Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO LETTER OF CREDIT AGREEMENT

This AMENDMENT NO. 1 TO LETTER OF CREDIT AGREEMENT (“Amendment”) entered into and effective as of October 21, 2019 (the “Amendment No. 1 Effective Date”) is by and among McDermott Technology (Americas), Inc., a Delaware corporation (“MTA”), McDermott Technology (US), Inc. a Delaware corporation (“MTUS”), McDermott Technology B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (“MTBV” and together with MTA and MTUS, collectively the “Applicants”, each an “Applicant”), McDermott International, Inc. a Panamanian corporation (the “Parent”), the Participants party hereto (as defined in the Letter of Credit Agreement (as defined below)) and the Guarantors (as defined in the Letter of Credit Agreement).

RECITALS

A.    Whereas, reference is made to that certain Letter of Credit Agreement dated as of October 30, 2018 among the Applicants, the Parent, the Participants and Issuers party thereto from time to time (“Participants”) and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”) (as amended, restated, supplemented or otherwise modified from time to time, the “Letter of Credit Agreement”).

B.    Whereas the Parent and the Applicants have requested that the Requisite Participants consent to certain amendments as more fully set forth herein.

C.    Whereas, subject to the terms and conditions set forth herein, the parties hereto wish to amend the Letter of Credit Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Defined Terms. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Letter of Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Letter of Credit Agreement (as amended hereby), unless expressly provided to the contrary.

2.    Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

3.    Amendments to Letter of Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 herein, the Letter of Credit Agreement shall be amended effective as of Amendment No. 1 Effective Date by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Letter of Credit Agreement attached as Exhibit A hereto.

4.    Representations and Warranties. Each Credit Party represents and warrants that:

(a)    after giving effect to this Amendment, all representations and warranties made by any Credit Party in the Letter of Credit Agreement and the other Credit Documents that have no materiality or Material Adverse Effect qualification are true and correct in all material respects and the representations and warranties in the Letter of Credit Agreement and in the other Credit Documents that have a materiality or Material Adverse Effect qualification are true and correct in all respects, in each case with the same effect as though made on and as of the Amendment No. 1 Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, as of such earlier date;

(b)    after giving effect to this Amendment, no Default or Event of Default exists and is continuing as of the Amendment No. 1 Effective Date;

(c)    the execution, delivery and performance of this Amendment are within the Applicants’, Guarantors’ and Parent’s corporate, limited liability company, partnership or other organizational powers, as applicable, and have been duly authorized by appropriate organizational and governing action and proceedings;

(d)    each person who is executing this Amendment on behalf of the Applicants, the Parent and each other Guarantor has the full power, authority and legal right to do so, and this Amendment has been duly executed by such person and delivered to the Administrative Agent; and

(e)    this Amendment is the legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.    Conditions to Effectiveness. This Amendment shall become effective as of the Amendment No. 1 Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)    The Administrative Agent shall have received this Amendment, executed by each Applicant, the Parent, each Guarantor and the Requisite Participants in such counterparts as shall be acceptable to the Administrative Agent.

(b)    The representations and warranties of each Credit Party contained in this Amendment, the Letter of Credit Agreement and the other Loan Documents that have no materiality or Material Adverse Effect qualification shall be true and correct in all material respects and the representations and warranties set forth in this Amendment, the Letter of Credit Agreement and in the other Loan Documents that have a materiality or Material Adverse Effect qualification shall be true and correct in all respects, in each case with the same effect as though made on and as of the Amendment No. 1 Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, as of such earlier date.

(c)    After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the Amendment No. 1 Effective Date.

(d)    There shall have been paid to the Administrative Agent, for the account of the Administrative Agent, the Issuers and the Participants, as applicable, all retainers, fees and expenses (including the retainers, fees and expenses of the Administrative Agent’s counsel in each relevant jurisdiction to the extent the Parent has received an invoice therefor) due and payable pursuant to Section 11.3 of the Letter of Credit Agreement or otherwise invoiced to be applied to amounts to become due and payable pursuant to Section 11.3 of the Letter of Credit Agreement, whether in connection with this Amendment or otherwise, on or before the Amendment No. 1 Effective Date.

(e)    The Administrative Agent shall have received an effective amendment, in form and substance satisfactory to each Administrative Agent, in respect of the Credit Agreement, dated as of May 10, 2018 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among the Applicants, as borrowers, the Parent, the lenders from time to time party thereto, Crédit Agricole Corporate and Investment Bank, as administrative agent for the Revolving Facility (as defined therein) and the LC Facility (as defined therein), and Barclays Bank PLC, as administrative agent for the Term Facility (as defined therein), executed by each Applicant, the Guarantors and the requisite Participants party to the Credit Agreement.

(f)    The Administrative Agent shall have received a copy of the Priming Credit Agreement, in form and substance satisfactory to the Administrative Agent, executed by each Applicant party thereto, the Guarantors party thereto, and the financial institutions party thereto as lenders, and the “Effective Date” (as defined in such Priming Credit Agreement) shall occur substantially simultaneously with the Amendment No. 1 Effective Date.

(g)    The Administrative Agent shall have received the Closing Date Financial Statements (as defined in the Priming Credit Agreement) and the Projections (as defined in the Priming Credit Agreement).

6.    [Reserved].

7.    Reaffirmation of Credit Support.

(a)    The Credit Parties acknowledge that on and as of the Amendment No. 1 Effective Date all Obligations are payable without defense, offset, counterclaim or recoupment. Each of the Applicants and each Guarantor (collectively, the “Credit Support Parties”) has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Credit Support Party under, and the Liens granted by such Credit Support Party as collateral security for the Indebtedness, obligations and liabilities evidenced by the Letter of Credit Agreement and the other Credit Documents (as amended hereby) pursuant to, each of the Credit Documents (as amended hereby) to which such Credit Support Party is a party shall not be impaired, and each of the Credit Documents (as amended hereby) to which such Credit Support Party is a party is, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

(b)    Each Credit Support Party (other than the Applicants) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Letter of Credit Agreement or any other Credit Document to consent to the amendments to the Letter of Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Letter of Credit Agreement (as amended hereby), this Amendment or any other Credit Document (as amended hereby) shall be deemed to require the consent of such Credit Support Party to any future amendments to the Letter of Credit Agreement.

8.    Acknowledgments and Agreements.

(a)    The Applicants do hereby adopt, ratify, and confirm the Letter of Credit Agreement, as amended hereby, and acknowledge and each agree that the Letter of Credit Agreement, as amended hereby, is and remains in full force and effect, and each Applicant acknowledges and agrees that its liabilities and obligations under the Letter of Credit Agreement, as amended hereby, and the other Credit Documents, are not impaired in any respect by this Amendment.

(b)    From and after the Amendment No. 1 Effective Date, all references to the Letter of Credit Agreement and the Credit Documents shall mean the Letter of Credit Agreement and such Credit Documents as amended by this Amendment and the other documents executed pursuant hereto. This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Letter of Credit Agreement.

9.    Miscellaneous.

(a)    Except as specifically modified by this Amendment, the Letter of Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)    The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent, Participant or Issuer under, the Letter of Credit Agreement or any of the other Credit Documents.

(c)    The Participants party hereto hereby authorize and direct the Administrative Agent, in its capacity as such, to execute and deliver the “Act of Parity Debtholders & Act of Secured Debtholders” in substantially the form attached hereto as Exhibit B hereto.

10.    [Reserved].

11.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

12.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Letter of Credit Agreement; provided that, notwithstanding anything herein to the contrary, the parties hereto hereby agree that Barclays Bank PLC, in its capacity as Administrative Agent, shall have rights as a third party beneficiary to the terms, conditions and provisions of this Amendment.

13.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO (INCLUDING THE SUBMISSION TO JURISDICTION IN SECTION 11.12 OF THE LETTER OF CREDIT AGREEMENT) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

15.    Entire Agreement. THIS AMENDMENT, THE LETTER OF CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG PARTICIPANTS, THE ADMINISTRATIVE AGENT AND APPLICANTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTICIPANTS, THE ADMINISTRATIVE AGENT AND APPLICANTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG PARTICIPANTS, THE ADMINISTRATIVE AGENT AND APPLICANTS.

16.    Release. EACH OF THE PARENT, EACH APPLICANT AND THE OTHER CREDIT PARTIES AND THEIR AFFILIATES ON BEHALF OF THEMSELVES AND THEIR FORMER AND CURRENT RELATED PARTIES AND EACH OF THEIR PREDECESSORS, ADMINISTRATIVE AGENT, EMPLOYEES, SUCCESSORS AND ASSIGNS (THE “RELEASING PARTIES”) HEREBY ACKNOWLEDGES AND AGREES THAT IT DOES NOT HAVE ANY CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, OR LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE AMENDMENT NO. 1 EFFECTIVE DATE IN CONNECTION WITH THE LETTER OF CREDIT AGREEMENT, COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT OR ANY CREDIT DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREUNDER, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE (EACH A “CAUSE OF ACTION”) THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THE LIABILITY OF ANY APPLICANT TO REPAY OR ANY GUARANTOR TO GUARANTEE THE OBLIGATIONS AS PROVIDED IN THE LETTER OF CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY AGENT, ANY PARTICIPANT OR ANY ISSUER OR ANY OF THEIR RESPECTIVE CURRENT OR FORMER RELATED PARTIES AND EACH OF THEIR PREDECESSORS, ADMINISTRATIVE AGENT, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”). EACH OF THE RELEASING PARTIES HEREBY VOLUNTARILY AND KNOWINGLY, FOR VALUABLE CONSIDERATION RECEIVED, RELEASES AND FOREVER DISCHARGES THE RELEASED PARTIES FROM ALL POSSIBLE CAUSES OF ACTION (AS DEFINED ABOVE) WHICH ANY OF THE RELEASING PARTIES MAY NOW HAVE AGAINST THE RELEASED PARTIES, IF ANY, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LETTER OF CREDIT AGREEMENT OR OTHER CREDIT DOCUMENTS, AND NEGOTIATION AND EXECUTION OF THIS AMENDMENT.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

MCDERMOTT TECHNOLOGY (AMERICAS), INC., as Applicant

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

MCDERMOTT TECHNOLOGY (US), INC., as Applicant

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

MCDERMOTT TECHNOLOGY, B.V., as Applicant

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Attorney

MCDERMOTT INTERNATIONAL, INC., as Parent

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Vice President, Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

CB&I BRAZIL HOLDINGS, INC.

CB&I ENERGY SERVICES, LLC

CB&I FABRICATION, LLC

CB&I GROUP INC.

CB&I HOLDCO INTERNATIONAL, LLC

CB&I HOLDCO, LLC

CB&I INTERNATIONAL, INC.

CB&I INTERNATIONAL, LLC

CB&I LAKE CHARLES, L.L.C.

CB&I OFFSHORE SERVICES, INC.

CB&I POWER INTERNATIONAL, INC.

CB&I POWER, LLC

CB&I RIO GRANDE HOLDINGS, L.L.C.

CB&I RIO GRANDE VALLEY FABRICATION & MANUFACTURING, L.L.C.

CB&I WALKER LA, L.L.C.

INTERNATIONAL CONSULTANTS, L.L.C.

J. RAY HOLDINGS, INC.

MCDERMOTT, INC.

PIKE PROPERTIES II, INC.

SHAW ENERGY SERVICES, INC.

SHAW FABRICATORS, INC.

SHAW HOME LOUISIANA, LLC

SHAW JV HOLDINGS, L.L.C.

SHAW MANAGED SERVICES, LLC

SHAW NUCLEAR ENERGY HOLDINGS (UK), INC.

SHAW POWER DELIVERY SYSTEMS, INC.

SHAW POWER SERVICES, LLC

SHAW PROCESS FABRICATORS, INC.

SHAW SERVICES, L.L.C.

SHAW SSS FABRICATORS, INC.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

CATALYTIC DISTILLATION TECHNOLOGIES

CB&I INTERNATIONAL ONE, LLC

CBI SERVICES, LLC

CHEMICAL RESEARCH AND LICENSING, LLC

EDS EQUIPMENT COMPANY, LLC

LUMMUS CONSULTANTS INTERNATIONAL LLC

S C WOODS, L.L.C.

SHAW FAR EAST SERVICES, LLC

SHAW POWER SERVICES GROUP, L.L.C.

CB&I STORAGE TANK SOLUTIONS LLC

CB&I STS DELAWARE LLC

CB&I STS HOLDINGS LLC

CBI COMPANY LTD.

CSA TRADING COMPANY LTD.

OCEANIC CONTRACTORS, INC.

SHAW NC COMPANY, INC.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

SHAW BENECO, INC. SHAW INTERNATIONAL MANAGEMENT SERVICES TWO, INC. SHAW MANAGEMENT SERVICES ONE, INC. SHAW POWER TECHNOLOGIES, INC. SHAW TRANSMISSION & DISTRIBUTION SERVICES, INC.

By:	/s/ Mark Coscio
Name:	Mark Coscio
Title:	President

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

HYDRO MARINE SERVICES, INC.

J. RAY MCDERMOTT INTERNATIONAL, INC.

J. RAY MCDERMOTT, S.A.

MCDERMOTT (AMAZON CHARTERING), INC.

MCDERMOTT GULF OPERATING COMPANY, INC.

MCDERMOTT INTERNATIONAL MANAGEMENT, S. DE RL.

MCDERMOTT INTERNATIONAL TRADING CO., INC.

MCDERMOTT INTERNATIONAL VESSELS, INC.

J. RAY MCDERMOTT FAR EAST, INC.

J. RAY MCDERMOTT UNDERWATER SERVICES, INC.

MCDERMOTT CASPIAN CONTRACTORS, INC.

MCDERMOTT INTERNATIONAL INVESTMENTS CO., INC.

MCDERMOTT MIDDLE EAST, INC.

MCDERMOTT OLD JV OFFICE, INC.

MCDERMOTT OVERSEAS, INC.

MCDERMOTT SUBSEA, INC.

EASTERN MARINE SERVICES, INC.

MCDERMOTT OFFSHORE SERVICES COMPANY, INC.

NORTH ATLANTIC VESSEL, INC.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

CBI PANAMA, S.A.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

Executed as a Deed by
CB&I MIDDLE EAST HOLDING, INC.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed as a Deed by
ENVIRONMENTAL SOLUTIONS (CAYMAN) LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

Executed as a Deed by
ENVIRONMENTAL SOLUTIONS HOLDING LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed as a Deed by
ENVIRONMENTAL SOLUTIONS LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed as a Deed by
HIGHLAND TRADING COMPANY, LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

Executed as a Deed by
OASIS SUPPLY COMPANY, LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed as a Deed by
SHAW E & I INTERNATIONAL LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed as a Deed by
SHAW OVERSEAS (MIDDLE EAST) LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

Executed as a Deed by
J. RAY MCDERMOTT INTERNATIONAL VESSELS, LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed as a Deed by
MCDERMOTT CAYMAN LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed as a Deed by
OFFSHORE PIPELINES INTERNATIONAL, LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

J. RAY MCDERMOTT (NORWAY), AS

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

CB&I CANADA LTD. HORTON CBI, LIMITED LUTECH RESOURCES CANADA LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

MCDERMOTT TECHNOLOGY, B.V.

CB&I COJAFEX B.V.

CB&I EUROPE B.V.

CB&I HOLDINGS B.V.

CB&I POWER COMPANY B.V.

CB&I RUSLAND B.V.

CBI COMPANY B.V.

CBI COMPANY TWO B.V.

CHICAGO BRIDGE & IRON COMPANY B.V.

COMET II B.V.

LEALAND FINANCE COMPANY B.V.

LUMMUS TECHNOLOGY B.V.

LUTECH PROJECT SOLUTIONS B.V.

LUTECH PROJECTS B.V.

MCDERMOTT TECHNOLOGY (2), B.V.

MCDERMOTT TECHNOLOGY (3), B.V.

NETHERLANDS OPERATING COMPANY B.V.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Attorney

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

NOVOLEN TECHNOLOGY HOLDINGS C.V.
By:	McDermott Technology (3), B.V., acting in its capacity as general partner /s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Attorney

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

Executed by J. RAY MCDERMOTT (AUST.) HOLDING PTY. LIMITED. ACN 002 797 668 by its Treasurer under power of attorney which the Treasurer has received no notice of the revocation of the power:

/s/ Kevin Hargrove

Signature of Treasurer

Kevin Hargrove
Name of Treasurer (print)

Executed by MCDERMOTT AUSTRALIA PTY. LTD. ACN 002 736 352 by its Treasurer under power of attorney which the Treasurer has received no notice of the revocation of the power: /s/ Kevin Hargrove

Signature of Treasurer

Kevin Hargrove
Name of Treasurer (print)

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

Executed by CBI CONSTRUCTORS PTY LTD ACN 000 612 411 by its Treasurer under power of attorney which the Treasurer has received no notice of the revocation of the power: /s/ Kevin Hargrove

Signature of attorney

Kevin Hargrove
Name of Treasurer (print)

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

CHICAGO BRIDGE & IRON (ANTILLES) N.V. MCDERMOTT INTERNATIONAL MARINE INVESTMENTS N.V. MCDERMOTT OVERSEAS INVESTMENT CO. N.V. VARSY INTERNATIONAL N.V.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Attorney

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

SIGNED AND DELIVERED for and on behalf of and as the deed of CB & I FINANCE COMPANY LIMITED by its lawfully appointed attorney

KEVIN HARGROVE

in the presence of:

(Signature of Witness):

/s/ Ryan McNulty

(Name of Witness): Ryan McNulty

(Address of Witness): Kirkland & Ellis, 609 Main St., Houston, TX 77002

(Occupation of Witness): Associate

/s/ Kevin Hargrove Attorney

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

Executed and Delivered as a Deed by
AITON & CO LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed and Delivered as a Deed by
CB&I CONSTRUCTORS LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed and Delivered as a Deed by
CB&I GROUP UK HOLDINGS

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

Executed and Delivered as a Deed by
CB&I HOLDINGS (UK) LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed and Delivered as a Deed by
CB&I LONDON

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed and Delivered as a Deed by
CB&I PADDINGTON LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

Executed and Delivered as a Deed by
CB&I POWER LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed and Delivered as a Deed by
CB&I UK LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed and Delivered as a Deed by
CBI UK CAYMAN ACQUISITION LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

Executed and Delivered as a Deed by
LUMMUS CONSULTANTS INTERNATIONAL LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed and Delivered as a Deed by
LUTECH RESOURCES LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed and Delivered as a Deed by
OXFORD METAL SUPPLY LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

Executed and Delivered as a Deed by
PIPEWORK ENGINEERING AND DEVELOPMENTS LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed and Delivered as a Deed by
SHAW DUNN LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

Executed and Delivered as a Deed by
SHAW GROUP UK LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed and Delivered as a Deed by
WHESSOE PIPING SYSTEMS LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

Executed and Delivered as a Deed by
MCDERMOTT HOLDINGS (U.K.) LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorised Person

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

Executed and Delivered as a Deed by
MCDERMOTT MARINE CONSTRUCTION LIMITED

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

Witnessed

By:	/s/ Ryan McNulty
Name:	Ryan McNulty
Title:	Associate

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

CBI EASTERN ANSTALT

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

J. RAY MCDERMOTT DE MEXICO, S.A. DE C.V.

MCDERMOTT MARINE MEXICO, S.A. DE C.V.

SERVICIOS DE FABRICACION DE ALTAMIRA, S.A. DE C.V.

SERVICIOS PROFESIONALES DE ALTAMIRA, S.A. DE C.V.

CB&I MATAMOROS, S. DE R. L. DE C.V..

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

CHICAGO BRIDGE DE MEXICO, S.A. DE C.V.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

CB&I NEDERLAND B.V. CB&I OIL & GAS EUROPE B.V. LUMMUS TECHNOLOGY HEAT TRANSFER B.V.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Attorney

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

CHARTERING COMPANY (SINGAPORE) PTE. LTD J. RAY MCDERMOTT (QINGDAO) PTE. LTD. MCDERMOTT ASIA PACIFIC PTE. LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Assistant Treasurer

CHARTERING COMPANY (SINGAPORE) PTE. LTD J. RAY MCDERMOTT (QINGDAO) PTE. LTD. MCDERMOTT ASIA PACIFIC PTE. LTD.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Authorized Person

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

CB&I EL DORADO, INC.

CB&I LLC

CHICAGO BRIDGE & IRON COMPANY

J. RAY MCDERMOTT TECHNOLOGY, INC.

LUMMUS GASIFICATION

TECHNOLOGY LICENSING LLC

MCDERMOTT BLACKBIRD HOLDINGS, LLC

MCDERMOTT INVESTMENTS, LLC

OPI VESSELS, INC.

850 PINE STREET LLC

A & B BUILDERS, LTD.

ASIA PACIFIC SUPPLY CO.

ATLANTIC CONTINGENCY
CONSTRUCTORS II, LLC

ATLANTIS CONTRACTORS INC.

CB&I CLEARFIELD, INC.

CB&I CONNECTICUT, INC.

CB&I FINANCIAL RESOURCES LLC

CB&I GLOBAL, L.L.C.

CB&I HOUSTON 06 LLC

CB&I HOUSTON 07 LLC

CB&I HOUSTON 08 LLC

CB&I HOUSTON 09 LLC

CB&I HOUSTON 10 LLC

CB&I HOUSTON 11 LLC

CB&I HOUSTON 12 LLC

CB&I HOUSTON 13 LLC

CB&I HOUSTON LLC

CB&I TYLER LLC

CBI AMERICAS LTD.

CBI OVERSEAS (FAR EAST) INC.

CBI US HOLDING COMPANY INC.

CENTRAL TRADING COMPANY LTD.

HBI HOLDINGS, LLC

CB&I LAURENS, INC.

CB&I NORTH CAROLINA, INC.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

CBI HOLDCO TWO INC.

CHICAGO BRIDGE & IRON COMPANY (NETHERLANDS), LLC

CONSTRUCTORS INTERNATIONAL, L.L.C.

HOWE-BAKER ENGINEERS, LTD.

HOWE-BAKER HOLDINGS, L.L.C.

HOWE-BAKER INTERNATIONAL
MANAGEMENT, LLC

HOWE-BAKER INTERNATIONAL, L.L.C.

HOWE-BAKER MANAGEMENT, L.L.C.

J. RAY MCDERMOTT SOLUTIONS, INC.

LUMMUS TECHNOLOGY INTERNATIONAL LLC

LUMMUS TECHNOLOGY LLC

LUMMUS TECHNOLOGY OVERSEAS LLC

LUMMUS TECHNOLOGY SERVICES LLC

LUMMUS TECHNOLOGY VENTURES LLC

MATRIX ENGINEERING, LTD.

MATRIX MANAGEMENT SERVICES, LLC

MCDERMOTT ENGINEERING, LLC

MCDERMOTT SUBSEA ENGINEERING, INC.

NUCLEAR ENERGY HOLDINGS, L.L.C.

PROSPECT INDUSTRIES (HOLDINGS) INC.

SHAW CONNEX, INC.

SHAW INTERNATIONAL INC.

SHAW TRANSMISSION & DISTRIBUTION SERVICES INTERNATIONAL, INC.

SPARTEC, INC.

TVL LENDER II, INC.

CB&I PROJECT SERVICES GROUP, LLC

CBI OVERSEAS, LLC

LUTECH RESOURCES INC.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

J. RAY MCDERMOTT HOLDINGS, LLC MCDERMOTT FINANCE L.L.C.

By:	/s/ Kevin Hargrove
Name:	Kevin Hargrove
Title:	Vice President, Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 1 OF LETTER OF CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BARCLAYS BANK PLC, as Administrative Agent

	By:	/s/ Robert Silverman
	Name:	Robert Silverman
	Title:	Managing Director

AMENDMENT NO. 1 TO LETTER OF CREDIT AGREEMENT SIGNATURE PAGE

PARTICIPANT:	BARCLAYS BANK PLC, as a Participant

	By:	/s/ Robert Silverman
	Name:	Robert Silverman
	Title:	Managing Director

AMENDMENT NO. 1 TO LETTER OF CREDIT AGREEMENT SIGNATURE PAGE

PARTICIPANT:	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Participant

	By:	/s/ Kathleen Sweeney
	Name:	Kathleen Sweeney
	Title:	Managing Director

	By:	/s/ Yuriy A. Tsyganov
	Name:	Yuriy A. Tsyganov
	Title:	Director

AMENDMENT NO. 1 TO LETTER OF CREDIT AGREEMENT SIGNATURE PAGE

PARTICIPANT:	ABN AMRO CAPITAL USA LLC, as a Participant

	By:	/s/ Hugo Diogo
	Name:	Hugo Diogo
Title:

	By:	/s/ Francis Ballard, Jr.
	Name:	Francis Ballard, Jr.
	Title:	Director

AMENDMENT NO. 1 TO LETTER OF CREDIT AGREEMENT SIGNATURE PAGE

PARTICIPANT:	ROYAL BANK OF CANADA, as a Participant

	By:	/s/ H. Christopher DeCotiis
	Name:	H. Christopher DeCotiis
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO LETTER OF CREDIT AGREEMENT SIGNATURE PAGE

PARTICIPANT:	Goldman Sachs Bank USA, as a Participant

	By:	/s/ Jill Forehand
	Name:	Jill Forehand
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO LETTER OF CREDIT AGREEMENT SIGNATURE PAGE

EXHIBIT A

[Attached]

~~Execution Version~~Exhibit A to Amendment No. 1 to Letter of Credit Agreement

LETTER OF CREDIT AGREEMENT

Dated as of October 30, 2018

among

MCDERMOTT TECHNOLOGY (AMERICAS), INC.,

MCDERMOTT TECHNOLOGY (US), INC.,

and

MCDERMOTT TECHNOLOGY, B.V.,

as Applicants

and

MCDERMOTT INTERNATIONAL, INC.,

as Parent

and

THE PARTICIPANTS AND ISSUERS PARTY HERETO

and

BARCLAYS BANK PLC,

as Administrative Agent

and

BARCLAYS BANK PLC,

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as Joint Lead Arrangers and Joint Lead Bookrunners

and

BARCLAYS BANK PLC,

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

and

ABN AMRO CAPITAL USA LLC,

as Co-Syndication Agents

PAGE
ARTICLE I

Definitions, Interpretation And Accounting Terms		1

Section 1.1	Defined Terms	1
Section 1.2	Computation of Time Periods	~~49~~51
Section 1.3	Accounting Terms and Principles	~~49~~51
Section 1.4	Certain Terms	~~49~~52
Section 1.5	Dutch Terms	~~51~~53

ARTICLE II

Letters of Credit		~~52~~55

Section 2.1	[Reserved]	~~52~~55
Section 2.2	[Reserved]	~~52~~55
Section 2.3	[Reserved]	~~52~~55
Section 2.4	[Reserved]	~~52~~55
Section 2.5	Letters of Credit	~~52~~55
Section 2.6	[Reserved]	~~53~~57
Section 2.7	Letters of Credit Generally	~~53~~57
Section 2.8	Reduction and Termination of the Commitments	~~59~~62
Section 2.9	Repayment of Reimbursement Obligations	~~59~~62
Section 2.10	Evidence of Debt	~~59~~62
Section 2.11	[Reserved]	~~60~~63
Section 2.12	Cash Collateralization	~~60~~63
Section 2.13	Interest	~~60~~63
Section 2.14	[Reserved]	~~61~~64
Section 2.15	Fees	~~61~~64
Section 2.16	Payments and Computations	~~62~~66
Section 2.17	Special Provisions	~~64~~68
Section 2.18	Capital Adequacy	~~65~~69
Section 2.19	Taxes	~~66~~69
Section 2.20	Substitution of Participants	~~71~~74
Section 2.21	Mitigation	~~72~~75
Section 2.22	Cash Collateral	~~72~~75
Section 2.23	Defaulting Participants	~~73~~76
Section 2.24	Incremental Facility Commitments	~~75~~79¶
~~Section 2.25~~	~~Extension Offers~~	~~81~~

-i-

(CONTINUED)

ARTICLE III

Conditions To Letters Of Credit		~~78~~82

Section 3.1	Conditions Precedent to Effectiveness	~~78~~82
Section 3.2	Conditions Precedent to Initial Utilization	~~78~~82
Section 3.3	Conditions Precedent to Each Letter of Credit	~~82~~85

ARTICLE IV

Representations and Warranties		~~82~~86

Section 4.1	Corporate Existence; Compliance with Law	~~82~~86
Section 4.2	Corporate Power; Authorization; Enforceable Obligations	~~83~~86
Section 4.3	Ownership of Applicants; Subsidiaries	~~84~~88
Section 4.4	Financial Statements	~~85~~88
Section 4.5	Material Adverse Effect	~~85~~89
Section 4.6	Solvency	~~86~~89
Section 4.7	Litigation	~~86~~89
Section 4.8	Taxes	~~86~~89
Section 4.9	Full Disclosure	~~86~~90
Section 4.10	Margin Regulations	~~87~~90
Section 4.11	No Burdensome Restrictions; No Defaults	~~87~~90
Section 4.12	Statutory Indebtedness Restrictions	~~87~~91
Section 4.13	Use of Proceeds	~~87~~91
Section 4.14	Insurance	~~88~~91
Section 4.15	Labor Matters	~~88~~91
Section 4.16	ERISA	~~88~~92
Section 4.17	Environmental Matters	~~90~~93
Section 4.18	Intellectual Property	~~90~~94
Section 4.19	Title; Real Property	~~91~~94
Section 4.20	Mortgaged Vessels	~~92~~96
Section 4.21	Anti-Corruption Laws and Sanctions	~~92~~96
Section 4.22	EEA Financial Institution	~~93~~96
Section 4.23	Security Instruments	~~93~~96
Section 4.24	Regulation H	~~93~~97
Section 4.25	USA Patriot Act	~~94~~97
Section 4.26	Beneficial Ownership Certification	~~94~~97

ARTICLE V

Financial Covenants		~~94~~97

Section 5.1	Fixed Charge Coverage Ratio	~~94~~98
Section 5.2	Leverage Ratio	~~94~~98
Section 5.3	Minimum Liquidity	~~94~~98

-ii-

(CONTINUED)

ARTICLE VI

Reporting Covenants		~~95~~99

Section 6.1	Financial Statements	~~95~~99
Section 6.2	Collateral Reporting Requirements	~~97~~101
Section 6.3	Default Notices	~~98~~102
Section 6.4	Litigation	~~99~~103
Section 6.5	Labor Relations	~~99~~103
Section 6.6	Tax Returns	~~99~~103
Section 6.7	Insurance	~~99~~103
Section 6.8	ERISA Matters	~~100~~103
Section 6.9	Environmental Matters	~~100~~104
Section 6.10	Patriot Act Information	~~100~~105
Section 6.11	Other Information	~~101~~105

ARTICLE VII

Affirmative Covenants		~~102~~106

Section 7.1	Preservation of Corporate Existence, Etc.	~~102~~106
Section 7.2	Compliance with Laws, Etc.	~~102~~106
Section 7.3	Conduct of Business	~~102~~106
Section 7.4	Payment of Taxes, Etc.	~~103~~107
Section 7.5	Maintenance of Insurance	~~103~~107
Section 7.6	Access	~~104~~108
Section 7.7	Keeping of Books	~~104~~108
Section 7.8	Maintenance of Properties, Etc.	~~104~~108
Section 7.9	Application of Proceeds	~~105~~109
Section 7.10	Environmental	~~105~~109
Section 7.11	Additional Collateral and Guaranties	~~107~~111
Section 7.12	Real Property	~~109~~113
Section 7.13	Undertaking with Respect to NO 105	~~110~~114
Section 7.14	Additional Undertakings	~~110~~114
Section 7.15	Maturity Date Notice	115

ARTICLE VIII

Negative Covenants		~~111~~115

Section 8.1	Indebtedness	~~111~~115
Section 8.2	Liens, Etc.	~~113~~118
Section 8.3	Acquisitions	~~116~~120
Section 8.4	Sale of Assets	~~116~~121
Section 8.5	Restricted Payments	~~118~~123
Section 8.6	Restriction on Fundamental Changes	~~121~~126
Section 8.7	Change in Nature of Business	~~122~~126

-iii-

(CONTINUED)

Section 8.8	Transactions with Affiliates	~~122~~127
Section 8.9	Restrictions on Subsidiary Distributions; No New Negative Pledge	~~122~~127
Section 8.10	Modification of Documents	~~123~~128
Section 8.11	Accounting Changes; Fiscal Year	~~123~~128
Section 8.12	Margin Regulations	~~123~~128
Section 8.13	Sale/Leasebacks	~~123~~128
Section 8.14	Capital Expenditures	~~124~~128
Section 8.15	Cancellation of Indebtedness Owed to It	~~124~~129
Section 8.16	No Speculative Transactions	~~124~~129
Section 8.17	Post-Termination Benefits	~~124~~129
Section 8.18	[Reserved]	~~125~~129
Section 8.19	Vessel Flags	~~125~~129
Section 8.20	Payments of Junior Priority Indebtedness	~~125~~130
Section 8.21	Use of Proceeds	~~126~~131
Section 8.22	Restrictions Under the Priming Credit Agreement.	131

ARTICLE IX

Events of Default		~~126~~132

Section 9.1	Events of Default	~~126~~132
Section 9.2	Remedies	~~128~~134
Section 9.3	Actions in Respect of Letters of Credit	~~129~~134

ARTICLE X

The Administrative Agent and Other Agents		~~129~~135

Section 10.1	Authorization and Action	~~129~~135
Section 10.2	Administrative Agent’s Reliance, Etc.	~~131~~136
Section 10.3	The Agents Individually	~~131~~137
Section 10.4	Participant Credit Decision	~~132~~137
Section 10.5	Indemnification	~~132~~137
Section 10.6	Successor Agents	~~133~~138
Section 10.7	Concerning the Collateral and the Collateral Documents	~~134~~140
Section 10.8	Collateral Matters Relating to Related Obligations	~~136~~141
Section 10.9	Other Agents	~~137~~142
Section 10.10	Certain ERISA Matters	~~137~~142

ARTICLE XI

Miscellaneous		~~139~~144

Section 11.1	Amendments, Waivers, Etc.	~~139~~144
Section 11.2	Assignments and Facility Participations	~~142~~148
Section 11.3	Costs and Expenses	~~147~~153

-iv-

(CONTINUED)

Section 11.4	Indemnities	~~149~~154
Section 11.5	Limitation of Liability	~~151~~157
Section 11.6	Right of Set-off	~~152~~157
Section 11.7	Sharing of Payments, Etc.	~~152~~158
Section 11.8	Notices, Etc.	~~153~~159
Section 11.9	No Waiver; Remedies	~~155~~161
Section 11.10	Binding Effect	~~156~~162
Section 11.11	Governing Law	~~156~~162
Section 11.12	Submission to Jurisdiction; Service of Process	~~156~~162
Section 11.13	Waiver of Jury Trial	~~157~~163
Section 11.14	Marshaling; Payments Set Aside	~~157~~163
Section 11.15	Section Titles	~~157~~163
Section 11.16	Execution in Counterparts	~~158~~163
Section 11.17	Entire Agreement	~~158~~164
Section 11.18	Confidentiality	~~158~~164
Section 11.19	Judgment Currency	~~159~~165
Section 11.20	Severability	~~159~~165
Section 11.21	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~160~~165
Section 11.22	Interest Rate Limitation	~~160~~166
Section 11.23	Obligations Joint and Several and Unconditional	~~161~~166
Section 11.24	Acknowledgment Regarding any Supported QFCs	167

ARTICLE XII

Guaranty		168

Section 12.1	The Guaranty	168
Section 12.2	Obligations Unconditional	169
Section 12.3	Reinstatement	170
Section 12.4	Certain Additional Waivers	170
Section 12.5	Remedies	170
Section 12.6	Guarantee of Payment; Continuing Guarantee	~~164~~170

-v-

(CONTINUED)

Schedules

Schedule II(B) – Issuer Commitments

Schedule III – Commitments

Schedule V – Guarantors

Schedule 1.1 – Joint Ventures

Schedule 3.2(t) – Initial Utilization Date Deliverables

Schedule 4.3 – Ownership of Subsidiaries

Schedule 4.7 – Litigation

Schedule 4.15 – Labor Matters

Schedule 4.16(d) – ERISA Events

Schedule 4.17 – Environmental Matters

Schedule 4.19 – Real Property

Schedule 8.1 – Existing Indebtedness

Schedule 8.2 – Existing Liens

Schedule 8.5 – Existing Investments

Schedule 8.8 – Affiliate Agreements

Schedule 8.19 – Permitted Flags

Exhibits

Exhibit A – Form of Assignment and Acceptance

Exhibit E – Form of Letter of Credit Request

Exhibit H – Form of Compliance Certificate

Exhibit I – Initial Utilization Date Certificate

Exhibit J – Forms of Tax Certificates

-vi-

This Letter of Credit Agreement (this “Agreement”) dated as of October 30, 2018 is among McDermott Technology (Americas), Inc., a Delaware corporation, McDermott Technology (US), Inc., a Delaware corporation and McDermott Technology, B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (each an “Applicant” and collectively the “Applicants”), McDermott International, Inc., a Panamanian corporation (the “Parent”), the Participants (as defined below), the Issuers (as defined below), Barclays Bank PLC (“Barclays”), as administrative agent for the LC Facility (as defined below) (in such capacity, and together with its successors pursuant to Section 10.6, the “Administrative Agent”).

The parties to this Agreement agree as follows:

ARTICLE I

DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS

Section 1.1    Defined Terms

As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Acquisition” means, with respect to any Person, any transaction, or series of related transactions (other than the Business Combination) by which such Person (a) acquires any ongoing business or all or substantially all of the assets of any Person or group of Persons, or division thereof constituting an ongoing business, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership, limited liability company, or other entity that is not a corporation constituting an ongoing business; provided, however, that any acquisition of assets, equity securities or ownership interests of a Person that is a Subsidiary of such Person prior to such acquisition shall not constitute an “Acquisition” hereunder.

“Additional LC Capacity” has the meaning specified in the Existing Credit Agreement as of the date hereof, less (a) the Commitments hereunder as of the date hereof and (b) any New Incremental Commitments established pursuant to Section 2.24(b) hereto.

“Administrative Agent” has the meaning specified in the preamble to this Agreement.

“Administrative Questionnaire” means ~~the~~an ~~A~~a dministrative ~~Q~~q uestionnaire in a form supplied by the Administrative Agent.

“Affected Participant” has the meaning specified in Section 2.20.

“Affiliate” means, with respect to any Person, any other Person, directly or indirectly, controlling or that is controlled by or is under common control with such Person. The term “Affiliated” shall have a corresponding meaning. For the purposes of this definition, “control” means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. The terms “controlled” and “controlling” shall have the meaning correlative thereto.

“Agency Fee Letter” means that certain Agency Fee Letter, dated as of the date hereof, by and among Barclays, the Applicants and Parent.

“Agents” means each of the Administrative Agent, the Collateral Agent, the Syndication Agents, the Arrangers and the Bookrunners.

“Agreement” has the meaning specified in the preamble to this Agreement.

“Altamira Yard” means the property in the industrial development zone adjacent to the Altamira Port, with a surface of 232,511.663 square meters and identified as Polygon 1 “D” (Polígono “D”), located in Altamira, State of Tamaulipas, Mexico.

“Alternate Program” means any program providing for the sale or other disposition of trade or other receivables entered into by the Parent or a Restricted Subsidiary of the Parent on terms customary for such financing transactions, the terms of which arrangement do not impose any recourse or repurchase obligations upon the Parent or any Restricted Subsidiary except for reasonably customary representations, warranties, covenants and indemnities in connection therewith.

“Alternate Program Indebtedness” means, as to any Person at any time, the liabilities of such Person under an Alternate Program that would be outstanding at such time thereunder if the same were structured as a secured lending arrangement rather than a purchase and sale arrangement.

“Alternative Currency” means, at any time, AED, AUD, CAD, CZK, CNY, EUR, GBP, INR, JMD, KWD, NOK, QAR, SAR, MXN, SGD, THB, or any other currency (other than Dollars) acceptable to the Administrative Agent in its sole discretion that at such time is readily available and freely transferable and convertible into Dollars.

“Amazon” means the marine construction vessel with IMO number 9698094.

“Amazon Entity” means McDermott (DLV 2000) Chartering, Inc., a Panamanian corporation.

“Amazon Equipment” means (a) all equipment that (i) is located on the Amazon, (ii) was located on the Amazon and has been removed for repair or storage or (iii) is not located on the Amazon but (A) is being kept for spare parts or replacements of other Amazon Equipment or (B) has been ordered or is under construction, including, in each case of this clause (a) and without limitation, all boilers, engines, machinery, masts, spars, boats, anchors, cables, chains, rigging, tackle, capstans, outfit, tools, cranes, pumps, pumping equipment, apparel, furniture, fittings, pipelay, lifting, and construction equipment used or to be used in the operation of the Amazon, spare parts and all other appurtenances thereunto, (b) all fixtures that are located on the Amazon, (c) all intangible property used solely in connection with the operation of the Amazon and (d) any charter, lease, or similar arrangement between the Parent or any Restricted Subsidiary and the owner or operator of the Amazon, together with any guaranty by the Parent or any Restricted Subsidiary of the Parent in respect of any such charter, lease, or similar arrangement.

“Amazon Permitted Debt” means any Indebtedness incurred by the Parent or any of its Subsidiaries to finance the acquisition, improvement, construction, equipping, commissioning, charter and/or lease of the Amazon and/or the Amazon Equipment; provided that such Indebtedness does not exceed the cost of the acquisition, improvement, construction, equipping, commissioning, charter and/or lease of the Amazon and/or the Amazon Equipment, as applicable.¶

“Amendment No. 1 Effective Date” means October 21, 2019.

“Anti-Corruption Laws” means any laws, rules or regulations applicable to the Parent or its Subsidiaries relating to bribery or corruption, including (a) the United States Foreign Corrupt Practices Act of 1977, as amended, (b) the United Kingdom Bribery Act of 2010, as amended, and (c) any other similar law, rule or regulation in any jurisdiction applicable to the Parent or any of its Subsidiaries.

“Anti-Money Laundering Laws” means any laws or regulations relating to money laundering or terrorist financing in any jurisdiction applicable to the Parent or any of its Subsidiaries.

“Applicable LC Fee Rate” means, for any day, the rate per annum set forth below opposite the applicable Level then in effect (based on the Leverage Ratio as reported in the most recent Compliance Certificate delivered to the Administrative Agent under Section 6.1(c) or, prior to the delivery of the initial Compliance Certificate pursuant to Section 6.1(c), Pricing Level 1):

Level	Leverage Ratio	Applicable LC Fee Rate
1	≥ 2.50:1.00	2.125%
2	< 2.50:1.00 and ≥ 1.50:1.00	2.000%
3	< 1.50:1.00	1.875%

Any increase or decrease in the Applicable LC Fee Rate resulting from a change in the Leverage Ratio shall become effective on the date a Compliance Certificate is received by the Administrative Agent pursuant to Section 6.1(c); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 1 shall apply, in each case as of the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is received by the Administrative Agent.

“Applicable Margin” means, for any day, the rate per annum equal to 3.250%. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Margin for any period shall be subject to the provisions of Section 2.13(e).

“Applicable Office” means, with respect to each Participant, its Domestic Office.

“Applicant” has the meaning specified in the preamble to this Agreement.

“Approved Appraiser” means IHS Global Inc., Clarksons, Fearnley or another firm selected by the Parent and approved by the Collateral Agent.

“Approved Fund” means, with respect to an Applicant, any Fund that is advised or managed by (a) such Participant, (b) an Affiliate of such Participant or (c) an entity or Affiliate of an entity that administers or manages such Participants.

“Arranger” means each of Barclays and CA CIB, as a joint lead arranger for the credit facilities evidenced by this Agreement.

“Asset Sale” has the meaning specified in Section 8.4.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Participant and an Eligible Assignee in substantially the form of Exhibit A or any other form approved by the Administrative Agent.

“Authorized Officer” means any Responsible Officer or any other Person designated as an “Authorized Officer” or “Authorized Person” of a Credit Party by prior written notice from such Credit Party to the Administrative Agent, including, without limitation, pursuant to any certificate delivered pursuant to Section 3.2.

“Auto-Renewal LC” has the meaning set forth in Section 2.7(b).~~¶~~

~~“Available Amount” means an amount equal to the sum of (a) 100% of Retained Excess Cash Flow (as defined in the Existing Credit Agreement as of the date hereof); plus (b) the sum of (i) the cumulative amount of cash and Cash Equivalent proceeds received by the Parent from the sale of Stock (other than Disqualified Stock) of the Parent since May 10, 2018 (including the exercise of warrants or options) and (ii) the Fair Market Value of assets or property received by the Parent as a contribution to its equity capital since May 10, 2018.~~

“Available Floating LC Amount” means, at any time, (a) an amount equal to the Additional LC Capacity, less (b) the aggregate amount of obligations secured by Liens permitted under Section 8.2(q).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Base Rate” means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall be equal to the greatest of the following:

(a) the Prime Rate then in effect;

(b) 0.5% per annum plus the Federal Funds Rate then in effect; and

(c) 1.0% per annum plus the Eurodollar Rate for an interest period of one month.

If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Rate or the Eurodollar Rate for any reason, including the inability of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the “Base Rate” shall be determined without regard to clause (b) or (c), as applicable, above until the circumstances giving rise to such inability no longer exist; provided that at no time will the Base Rate be deemed to be less than 0% per annum. Any change in the Base Rate due to a change in the Eurodollar Rate, the Federal Funds Rate or the Prime Rate shall be effective on the effective date of such change in the Eurodollar Rate, the Federal Funds Rate or the Prime Rate, respectively.

“Beaumont Facility” means the real and personal property more particularly described as the “Property” and the 74.091 acre tract identified as Tract No. 1 in that certain Special Warranty Deed dated effective August 3, 2007, from Trinity Industries, Inc., as Grantor thereunder to 850 Pine Street, Inc., as Grantee thereunder, recorded as Instrument Number 2007030857 in the Official Public Records of Jefferson County, Texas.

“Beneficial Ownership Certification” has the meaning specified in Section 3.2(j).

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Bookrunner” means each of Barclays and CA CIB, as a joint bookrunner for the credit facilities evidenced by this Agreement.

“Business Combination” means the business combination transactions and the other related transactions of the Parent and the other entities party thereto, consummated or to be consummated pursuant to the Business Combination Agreement.

“Business Combination Agreement” means the Business Combination Agreement, dated as of December 18, 2017, as amended, supplemented or otherwise modified prior to May 10, 2018, and as the same may be further amended, supplemented or otherwise modified from time to time on or after May 10, 2018 in accordance with this Agreement (together with the schedules and exhibits thereto), among the Parent, McDermott Technology, B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, McDermott Technology (Americas), Inc. (formerly known as McDermott Technology (Americas), LLC), a Delaware corporation and a wholly owned subsidiary of the Parent, CBI, McDermott Technology (US), Inc. (formerly known as McDermott Technology (US), LLC), a Delaware corporation and a wholly owned subsidiary of the Parent, Comet I B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, Comet II B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, CB&I Oil & Gas Europe B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, CB&I Group UK Holdings, a private limited company incorporated in and registered in England and Wales, CB&I Nederland B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, and The Shaw Group, Inc., a Louisiana corporation.

“Business Day” means a day of the year on which banks are not required or authorized to close in New York City or London.

“CA CIB” means Crédit Agricole Corporate and Investment Bank.

“Capital Expenditures” means, with respect to any Person for any period:

(a) the aggregate of amounts that would be reflected as additions to property, plant or equipment on a consolidated balance sheet of such Person and its Subsidiaries prepared in conformity with GAAP, excluding interest capitalized during construction; minus

(b) the aggregate of such amounts used to acquire assets useful in the Parent’s and its Restricted Subsidiaries’ business to the extent such amounts arose from a sale or disposition of equipment described in Section 8.4(c);

excluding, however, in the case of the above clause (a), (i) such amounts to the extent financed with the proceeds of Indebtedness permitted to be incurred under Section 8.1(d), (l) or (t), (ii) such amounts to the extent financed with insurance or condemnation proceeds received with respect to loss of, damage to or taking of property of the Parent or any of its Subsidiaries, (iii) such amounts that are capitalized and are relating to asset retirement obligations, and (iv) such amounts recovered or recoverable in the price of a contract with a customer of the Parent or a Restricted Subsidiary.

“Capital Lease” means, with respect to any Person, any lease of (or other arrangement conveying the right to use) property by such Person as lessee that would be accounted for as a capital lease on a balance sheet of such Person prepared in conformity with GAAP. Notwithstanding the foregoing, any lease that would have been accounted for as an operating lease on a balance sheet of such Person prepared in conformity with GAAP as in effect on December 31, 2017 shall be deemed not to be a Capital Lease.

“Capital Lease Obligations” means, with respect to any Person, the capitalized amount of all obligations of such Person or any of its Restricted Subsidiaries under Capital Leases, as determined on a consolidated basis in conformity with GAAP.

“Captive Insurance Subsidiary” means each captive insurance company that is a Subsidiary of the Parent. As of the Initial Utilization Date, the only Captive Insurance Subsidiaries are (a) Boudin Insurance Company, Ltd., a Bermuda corporation, (b) Woodlands International Insurance Ltd, an Irish corporation and, and (c) Lone Star Risk Corporation, a Texas corporation.

“Cash Collateral Account” means any blocked cash collateral account pledged by any Applicant to the Collateral Agent for the benefit of any Issuer and the Participants containing cash deposited pursuant to Section 2.7(b), 2.22, or 9.3 to be maintained at the Collateral Agent’s office.

“Cash Equivalents” means:

(a) securities issued or fully guaranteed or insured by the United States government or any agency thereof;

(b) certificates of deposit, eurodollar time deposits, overnight bank deposits and bankers’ acceptances of (i) any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank organized in a country belonging to the OECD, or any branch or agency of any of the foregoing, in each case if such bank has a minimum rating at the time of investment of A-1+ by S&P or P-1 by Moody’s, or (ii) any Participant or any branch or agency of any Participant;

(c) commercial paper with a minimum rating of A-1 or AAA by S&P or P-1 or Aaa by Moody’s at the time of acquisition thereof;

(d) demand deposit accounts;

(e)(i) shares of any money market fund that has net assets of not less than $500,000,000.00 and satisfies the requirements of rule 2a-7 under the Investment Company Act of 1940 and (ii) shares of any offshore money market fund that has net assets of not less than $500,000,000.00 and a $1 net asset mandate;

(f) fully collateralized repurchase agreements; and

(g) other investments permitted by the McDermott International Investments Co., Inc. Enhanced Liquidity Portfolio Guidelines dated as of July 21, 2008 (as amended and delivered to the Administrative Agent prior to the Effective Date and as may be otherwise amended from time to time in a manner reasonably satisfactory to the Administrative Agent (provided that the foregoing restriction on amendments shall only be in respect of the inclusion of Cash Equivalents pursuant to this clause (g) and shall not be deemed to be a restriction on any amendment thereto)), or any other cash management guidelines approved by the Parent and the Administrative Agent;

provided, however, that the maturities of all obligations of the type described in clauses (a), (b) and (c) above shall not exceed one year from the date of acquisition thereof.

“CBI” means Chicago Bridge & Iron Company N.V., a public company (naamloze vennootschap) incorporated under the laws of the Netherlands.

“Change in Law” means the occurrence, after the Effective Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or United States or foreign regulatory agencies, in each case, pursuant to Basel III or CRR, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means any of the following:

(a) any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof) (excluding the Parent and its Subsidiaries and excluding underwriters in the course of their distribution of Voting Stock in an underwritten registered public offering provided such underwriters shall not hold such Stock for longer than five Business Days) (i) shall own directly or indirectly, beneficially or of record, Stock representing more than 40% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Stock in the Parent or (ii) shall have obtained the power (whether or not exercised) to elect a majority of the members of the board of directors of the Parent;

(b) [Reserved]; or

(c) the Parent shall cease to own and control, directly or indirectly, 100% of the issued and outstanding Voting Stock of any Applicant on a fully diluted basis.

“Closing Date Financial Statements” means (a) (i) audited consolidated balance sheets of the Parent as at the end of each of the 2015, 2016 and 2017 fiscal years, and related statements of operations, comprehensive income (loss), stockholders’ equity and cash flows of the Parent for each of the 2015, 2016 and 2017 fiscal years and (ii) audited condensed consolidated balance sheets of CBI as at the end of each of the 2015, 2016 and 2017 fiscal years, and related condensed consolidated statements of comprehensive income (loss), shareholders’ equity and cash flows of CBI for each of the 2015, 2016 and 2017 fiscal years and (b) (i) an unaudited consolidated balance sheet of the Parent as at the end of, and related statements of operations, comprehensive income (loss) and cash flows of the Parent for, each fiscal quarter (and the corresponding quarter in the prior fiscal year), other than the fourth fiscal quarter of the Parent’s fiscal year, subsequent to the date of the most recent audited financial statements of the Parent and ended more than 45 days prior to the Initial Utilization Date and (ii) an unaudited condensed consolidated balance sheet of CBI as at the end of, and related condensed consolidated statements of comprehensive income (loss) and cash flows of CBI for, each fiscal quarter (and, in the case of the statement of income and cash flows, the corresponding quarter in the prior fiscal year), other than the fourth fiscal quarter of CBI’s fiscal year, subsequent to the date of the most recent audited financial statements of the Parent and ended on or prior to March 31, 2018.

“Closing Leverage Ratio has the meaning specified in the Existing Credit Agreement as of the date hereof.

“Code” means the Internal Revenue Code of 1986 (or any successor legislation thereto).

“Collateral” means all property and interests in property and proceeds thereof now owned or hereafter acquired by any Credit Party in or upon which a Lien is granted or purported to be granted under any Collateral Document.

“Collateral Agency and Intercreditor Agreement” means that certain Collateral Agency and Intercreditor Agreement dated as of May 10, 2018, by and among the Applicants, the Parent, the other “Grantors” party thereto from time to time, the Revolving and LC Administrative Agent (as defined in the Existing Credit Agreement), the Term Loan Administrative Agent (as defined in the Existing Credit Agreement), the Collateral Agent, Lloyds as a Secured Debt Representative (as defined therein), the Administrative Agent (after giving effect to the Intercreditor Joinder set forth in Section 3.2) as a Secured Debt Representative, and the other financial institutions from time to time party thereto.

“Collateral Agent” has the meaning set forth in the Collateral Agency and Intercreditor Agreement.

“Collateral Documents” means the Pledge and Security Agreement, the Mortgages, the Reaffirmation Agreement and any other document executed and delivered by a Credit Party granting, perfecting or reaffirming the grant or perfection of a Lien on any of its property to secure payment of the Obligations.

“Commitment” means, with regard to each Participant, the commitment of such Participant to participate in Letters of Credit in the aggregate face amount outstanding not to exceed the amount set forth opposite such Participant’s name on Schedule III or in the Assignment and Acceptance or Increase and Joinder Agreement, as applicable, pursuant to which such Participant becomes a party hereto, as such amount may be adjusted from time to time pursuant to this Agreement. “Commitments” means the aggregate of such commitments for all Participants, and the aggregate amount of the Commitments on the Initial Utilization Date is $230,000,000.00.

“Commitment Fee” has the meaning specified in Section 2.15(b).

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” has the meaning specified in Section 6.1(c).

“Consolidated Net Income” means, for any period, the net income (or loss) of the Parent and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

“Constituent Documents” means, with respect to any Person, (a) the articles of incorporation, certificate of incorporation or certificate of formation (or the equivalent organizational documents) of such Person and (b) the by-laws, operating agreement or partnership agreement (or the equivalent governing documents) of such Person.

“Contaminant” means any material, substance or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including any petroleum or petroleum-derived substance or waste, asbestos and polychlorinated biphenyls.

“Contingent Obligation” as applied to any Person, means any Contractual Obligation, contingent or otherwise, of that Person with respect to any Indebtedness of another or other obligation or liability of another, including, without limitation, any such Indebtedness, obligation or liability of another directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition of another Person, or to make payment on behalf of another Person other than for value received. The amount of any Contingent Obligation shall be equal to the present value of (x) the portion of the stated or determinable obligation so guaranteed or otherwise supported, in the case of known obligations, and (y) the maximum reasonably anticipated liability of such Person in respect of the portion of the obligation so guaranteed or otherwise supported assuming such Person is required to perform thereunder, in all other cases.

“Contractual Obligation” of any Person means any obligation, agreement, undertaking or similar provision of any Security issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding the Credit Documents) to which such Person is a party or by which it or any of its property is bound.

“Convertible Indebtedness” means Indebtedness of Parent permitted to be incurred under the terms of this Agreement that is either (a) convertible into shares of common stock of Parent (and cash in lieu of fractional shares) and/or cash (in an amount determined by reference to trading prices of such common stock) or (b) sold as units with call options, warrants or rights to purchase (or similar derivate transactions) that are exercisable for shares of common stock of Parent and/or cash (in an amount determined by reference to trading prices of such common stock).

“Credit Documents” means, collectively, this Agreement, the Guaranty Agreement, the Collateral Documents, each Intercreditor Agreement, the Agency Fee Letter, each fee letter entered into by any Credit Party in connection with this Agreement, any agreement executed and delivered, or authorized, by any Credit Party creating or perfecting rights in cash collateral pursuant to this Agreement and each certificate, agreement or document executed by a Credit Party and delivered to the Administrative Agent, the Collateral Agent or any Participant or Issuer in connection with or pursuant to any of the foregoing.

“Credit Facility” has the meaning ascribed to the term “Facility” in the Existing Credit Agreement.

“Credit Facility Agreement” means the Existing Credit Agreement as amended, refinanced, or replaced from time to time.

“Credit Facility Documents” has the meaning ascribed to the term “Loan Documents” in the Credit Facility Agreement.

“Credit Facility Obligations” means (a) Indebtedness and other Obligations (as defined in the Existing Credit Agreement as in effect on the date hereof) that are permitted to be incurred within the limits under the Existing Credit Agreement as in effect on the date hereof, including any “Incremental Facility” as defined therein as of the date hereof and any unutilized Commitments (as defined in the Existing Credit Agreement as in effect on the date hereof), and (b) without duplication, any Refinancing Indebtedness in respect thereof and any Obligations (as defined in the Credit Facility Agreement) or other equivalent term in the Credit Facility Agreement and Commitments (as defined in the Credit Facility Agreement) or other equivalent term in the Credit Facility Agreement that, together with such Refinancing Indebtedness, do not in the aggregate exceed the aggregate amount in clause (a) of this definition.

“Credit Party” means each Applicant and each Guarantor.

“CRR” means Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012.

“Customary Permitted Liens” means, with respect to any Person, any of the following Liens:

(a) Liens with respect to the payment of Taxes, assessments or governmental charges, including any netting or set-off, arising as a result of the existence of a fiscal unity (fiscale eenheid) for Dutch tax purposes, in each case that are not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP and, in the case of any Collateral, there is no material risk of forfeiture of such property;

(b) Liens of landlords arising by statute or lease contracts entered into in the ordinary course, inchoate, statutory or construction liens, maritime liens and liens of suppliers, mechanics, carriers, materialmen, warehousemen, producers, operators or workmen and other liens imposed by law created in the ordinary course of business for amounts not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

(c) liens, pledges or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security benefits, assessments, statutory obligations or other similar charges or to secure the performance of bids, tenders, sales, leases, contracts (other than for the repayment of borrowed money) or in connection with surety, appeal, customs or performance bonds or other similar instruments;

(d) encumbrances arising by reason of zoning restrictions and other restrictions on use imposed by any Governmental Authority, easements, licenses, reservations, covenants, rights-of-way, restrictions and other similar encumbrances on the Real Property, and minor defects in the chain of title, not materially interfering with the ordinary conduct of the business conducted at such Real Property by the Parent or any of its Subsidiaries as currently used;

(e) encumbrances arising under leases or subleases of, or other use or occupancy agreements for, the Real Property or to which such leases, subleases or other occupancy agreements are subject, that do not, individually or in the aggregate, materially interfere with the ordinary conduct of the business conducted at such Real Property by the Parent or any of its Subsidiaries as currently conducted;

(f) Liens arising under any indenture or other instrument governing similar term Indebtedness, in each case that is permitted pursuant to the terms of Section 8.1 hereof, to secure obligations in favor of the trustee, agent or representative under such indenture or other instrument; provided that such Liens (i) are solely for the benefit of the trustees, agents or representatives in their capacities as such, (ii) do not secure indebtedness for borrowed money and (iii) are not for the benefit of the holders of or lenders under such Indebtedness;

(g) liens, pledges or deposits relating to escrows established in connection with the purchase or sale of property otherwise permitted hereunder and the amounts secured thereby shall not exceed the aggregate consideration in connection with such purchase or sale (whether established for an adjustment in purchase price or liabilities, to secure indemnities, or otherwise); and

(h) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by the Parent or any Restricted Subsidiary of the Parent, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; provided that, unless such Liens are non-consensual and arise by operation of law, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event that, with the passing of time or the giving of notice or both, would become an Event of Default.

“Defaulting Participant” means, subject to Section 2.23(b), any Participant that, as determined by the Administrative Agent:

(a) has failed to perform any of its funding obligations hereunder, including in respect of its participations in respect of Letters of Credit, within three Business Days of the date required to be funded by it hereunder unless such Participant notifies the Administrative Agent and the Parent in writing that such failure is the result of such Participant’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied;

(b) has notified the Parent, an Applicant, the Administrative Agent or any other Participant that it does not intend to comply with its funding obligations hereunder or has made a public statement to that effect with respect to its funding obligations hereunder or generally under other agreements in which it commits to extend credit (unless such writing or public statement relates to such Participant’s funding obligations hereunder and states that such position is based on such Participant’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied);

(c) has failed, within three Business Days after delivery of a request in writing by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations hereunder;

(d) has, or has a direct or indirect parent company that has, other than via an Undisclosed Administration, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; or

(e) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action;

provided that a Participant shall not be a Defaulting Participant solely by virtue of the ownership or acquisition of any equity interest in that Participant or any direct or indirect parent company thereof by a Governmental Authority.

“~~Disqualified Institution” means (a) those banks, financial institutions and other institutional lenders separately identified in writing by the Parent to each of Barclays and CA CIB prior to December 18, 2017 and (b) any competitors of the Parent or its subsidiaries that are operating companies, were separately identified in writing by the Parent to each of Barclays and CA CIB prior to the Effective Date and are separately identified in writing to the Administrative Agent by the Parent from time to time on or after the Effective Date and all such competitors’ respective Affiliates that are clearly identifiable on the basis of such Affiliate’s name (in each case other than bona fide debt funds that are Affiliates of competitors of the Parent or its respective Subsidiaries).~~Discharge of First Priority Claim” has the meaning set forth in the Senior Intercreditor Agreement.

“Disqualified Stock” means with respect to any Person, any Stock of such Person that by its terms, or by the terms of any related agreement or of any security into which it is convertible or puttable or exchangeable (in each case, at the option of the holder thereof), is, or upon the happening of any event or the passage of time would be, required to be redeemed by such Person at the option of the holder thereof, or matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is exchangeable for

Indebtedness of such Person at the option of the holder thereof in whole or in part, on or prior to the date which is 91 days after the Maturity Date~~; provided, that any class of Stock of such Person that, by its terms, authorizes such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Stock that is not Disqualified Stock, and that is not convertible, puttable or exchangeable for Disqualified Stock or Indebtedness, will not be deemed to be Disqualified Stock so long as such Person satisfies its obligations with respect thereto solely by the delivery of Stock that is not Disqualified Stock; provided, further that any Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Stock is convertible, exchangeable or exercisable) the right to require the such Person to repurchase or redeem such Stock upon the occurrence of a change in control or an Asset Sale occurring prior to the 91st day after the Maturity Date shall not constitute Disqualified Stock if the change of control or Asset Sale provisions applicable to such Stock are no more favorable to such holders than any provision hereunder as to which such change of control or Asset Sale would result in an Event of Default or mandatory prepayment hereunder, and such Stock specifically provides that the Parent will not repurchase or redeem any such Stock pursuant to such provisions of such Stock prior to the Applicants’ required payment resulting from any such Event of Default or mandatory prepayment hereunder~~ (other than any preferred stock of the Parent issued and outstanding on the Amendment No. 1 Effective Date and any amendments thereto after the Amendment No. 1 Effective Date that does not add a mandatory redemption or right to exchange into Indebtedness of such Person at the option of the holder thereof in whole or in part on or prior to the date that is 91 days after the Maturity Date).

“Dollar Equivalent” means with respect to any Alternative Currency at the time of determination thereof, the equivalent of such currency in Dollars determined by using the rate of exchange quoted by (a) in the case the payment and reimbursement of a drawing under a Letter of Credit issued in an Alternative Currency, the Issuer of such Letter of Credit and (b) in all other cases Barclays in New York, New York at 11:00 a.m. (New York time) on the date of determination to prime banks in New York for the spot purchase in the New York foreign exchange market of such amount of Dollars with such Alternative Currency.

“Dollars” and the sign “$” each mean the lawful money of the United States of America.

“Domestic Office” means, with respect to any Participant, the office of such Participant specified as its “Domestic Office” from time to time to the Parent and the Administrative Agent.

“Dutch Credit Party” means any Credit Party which is incorporated or established in the Netherlands.

“EBITDA” means, for ~~the Fiscal Quarters ended September 30, 2017, and December 31, 2017, $349,300,000.00 and $257,800,000.00, respectively, for the Fiscal Quarter ended March 31, 2018, $267,200,000.00, and for all other Fiscal Quarters~~any Fiscal Quarter:

(a) Consolidated Net Income for such period; plus

(b) the sum of, in each case to the extent deducted in the calculation of such Consolidated Net Income, but without duplication:

(i) any provision for income Taxes;

(ii) Interest Expense;

(iii) depreciation expense;

(iv) amortization of intangibles or financing or acquisition costs;~~¶~~

(v) any aggregate net loss from the sale, exchange or other disposition of any property, plant or equipment or any Stock of any Restricted Subsidiary by the Parent or its Restricted Subsidiaries;

(v) dry dock amortization expense;~~¶~~

~~(vii) [Reserved];~~

(vi) any fee or other expense (including expenses for counsels and advisors) of the Parent or any Restricted Subsidiary relating to (a) the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents, or granting or perfecting any Lien purported to be granted thereunder ~~(including expenses for counsels) or (b) the Transactions~~, (b) the Transactions, and (c) transactions permitted hereunder, including any asset sales, debt issuances, restructurings and reorganizations involving the Parent or any Restricted Subsidiary;~~¶~~

~~(ix) any fee or other expense of the Parent or any Restricted Subsidiary relating to Acquisitions or issuances of Indebtedness permitted under this Agreement (whether or not consummated).¶~~

~~(x) for any period from May 10, 2018 (or, in respect of CBI and its Subsidiaries following the consummation of the Business Combination, for any period from April 1, 2018) through March 31, 2019, any charges for the Focus Four Projects during such Fiscal Quarter, except that such amount may not exceed $75,000,000 in any Fiscal Quarter or $200,000,000 in the aggregate;¶~~

~~(xi) (A) for the first full Fiscal Quarter ending after May 10, 2018, four times, (B) for the first two full Fiscal Quarters ending after May 10, 2018, two times, (C) for the first three full Fiscal Quarters ending after May 10, 2018, 4/3 times, and (D) for any other four Fiscal Quarter period ending on or~~

~~before June 30, 2019, any quantifiable and demonstrable ongoing costs savings resulting from the Business Combination including but not limited to actual headcount reductions, contractually reduced lease or occupancy expense, reduced audit expenses, and reduced combined insurance expense during such period (and excluding, for the avoidance of doubt, charges added back pursuant to clause (x));~~

(vii)~~(xii)~~ each of the following to the extent it represents a non-cash charge or a non-cash loss: (A) pension amortization expense and any loss related to pension obligations; (B) stock-based compensation expense; (C) impairment of plant, property, and equipment (other than net losses from sale), intangible assets and goodwill; and (D) equity in losses of unconsolidated Affiliates;~~¶~~

~~(xiii) for any period from May 10, 2018 (or, in respect of CBI and its Subsidiaries following the consummation of the Business Combination, for any period from April 1, 2018) through the Fiscal Quarter ending June 30, 2019, any fee, expense or charge related to actions taken to achieve the cost synergies; and¶(xiv) for any period from May 10, 2018 (or, in respect of CBI and its Subsidiaries following the consummation of the Business Combination, for any period from April 1, 2018) through the Fiscal Quarter ending June 30, 2019,~~ and¶

(viii) legal expense or settlements incurred ~~not to exceed $175,000,000 in the aggregate~~for any four Fiscal Quarter period; minus

(c) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income, but without duplication:

(i) any credit for income Tax;

(ii) non-cash interest income;

(iii) any other non-cash gains or income which have been added in determining Consolidated Net Income, including (A) equity in income of nonconsolidated Affiliates and (B) any gain related to pension obligations;

(iv) the income of any Restricted Subsidiary that is not a Guarantor to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by such Restricted Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such Restricted Subsidiary;

(v) [~~R~~reserved];

(vi) the income of any Unrestricted Subsidiary or any Person (other than a Restricted Subsidiary) in which any other Person (other than the Parent or a Wholly-Owned Restricted Subsidiary or any director or other Person holding qualifying shares in accordance with applicable law) has an interest, except without duplication, (A) to the extent of the amount of dividends or other distributions or transfers or loans actually paid to the Parent or a Wholly-Owned Restricted Subsidiary by such Unrestricted Subsidiary or Person during such period and (B) in the case of Joint Ventures, equity in the earnings of the Joint Venture; and

(vii) any aggregate net gains from the sale, exchange or other disposition of property, plant, or equipment or Stock of a Subsidiary by the Parent or its Subsidiaries.

EBITDA for a consecutive four-quarter period shall be calculated after giving effect, on a pro forma basis, to Acquisitions made by the Parent or its Restricted Subsidiaries during such period and the sale, exchange or other disposition of business units by the Parent or its Restricted Subsidiaries out of the ordinary course of business during such period ~~(and subsequent to such period and on or before the date of incurrence of the Indebtedness giving rise to the need to calculate the Leverage Ratio or the Secured Leverage Ratio)~~ as if such Acquisitions or sale, exchange or other disposition occurred on the first day of the period so long as the Parent provides to the Administrative Agent reconciliations and other detailed information relating to adjustments to the relevant financial statements (including copies of financial statements of the Person or assets acquired in such Acquisition) used in computing EBITDA (and the relevant elements thereof) sufficient to demonstrate such pro forma calculations in reasonable detail. ~~For purposes of this paragraph, the Business Combination shall be an “Acquisition”.~~

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is the parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” has the meaning set forth in Section 3.1.

“Eligible Assignee” means (a) a Participant or any Affiliate of a Participant or an Approved Fund with respect to a Participant, (b) a commercial bank having total assets in excess of $5,000,000,000.00, (c) a finance company, insurance company or any other financial institution or fund, in each case reasonably acceptable to the Administrative Agent and regularly engaged in making, purchasing or investing in loans and having a net worth, determined in accordance with GAAP, in excess of $500,000,000.00 or, to the extent net worth is less than such amount, a finance company, insurance company, other financial institution or fund, reasonably acceptable to the Administrative Agent, each Issuer and the Applicants (which consent shall, in each case, not be unreasonably withheld or delayed) or (d) a savings and loan association or savings bank organized under the laws of the United States or any State thereof having a net worth, determined in accordance with GAAP, in excess of $250,000,000.00; provided that the term Eligible Assignee shall exclude any competitor of the Parent or any of its Subsidiaries that is primarily engaged in an Eligible Line of Business and that has been specifically identified as such in writing by any Applicant to the Administrative Agent, which such exclusion shall not apply retroactively to exclude or disqualify any parties that have previously acquired an assignment or participation interest in a Commitment or Obligations.

“Eligible Line of Business” means the businesses and activities engaged in by the Parent and its Subsidiaries on the Effective Date, any other businesses or activities reasonably related or incidental thereto and any other businesses that, when taken together with the existing businesses of the Parent and its Subsidiaries, are immaterial with respect to the assets and liabilities of the Parent and its Subsidiaries, taken as a whole.

“Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was sponsored, maintained or contributed to by, or required to be contributed by, the Parent, any of its Subsidiaries, any Guarantor or any of their respective ERISA Affiliates.

“Environmental Laws” means all applicable Requirements of Law now or hereafter in effect and as amended or supplemented from time to time, relating to pollution or the regulation and protection of human health, safety, the environment or natural resources, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. § 9601 et seq.); the Hazardous Material Transportation Act, as amended (49 U.S.C. § 1801 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. § 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. § 6901 et seq.); the Toxic Substance Control Act, as amended (15 U.S.C. § 2601 et seq.); the Clean Air Act, as amended (42 U.S.C. § 7401 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. § 1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C. § 651 et seq.); the Safe Drinking Water Act, as amended (42 U.S.C. § 300f et seq.); the Oil Pollution Act of 1990; and each of their state and local counterparts or equivalents.

“Environmental Liabilities and Costs” means, with respect to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute and arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, in each case relating to and resulting from the past, present or future operations of, or ownership of property by, such Person or any of its Subsidiaries.

“Environmental Lien” means any Lien in favor of any Governmental Authority pursuant to any Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control or treated as a single employer with the Parent, any of its Subsidiaries or any Guarantor within the meaning of Section 414(b), (c), (m) or (o) of the Code. Any former ERISA Affiliate of the Parent, any of its Subsidiaries or any Guarantor shall continue to be considered an ERISA Affiliate of the Parent, such Subsidiary or such Guarantor within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of the Parent, such Subsidiary or such Guarantor and with respect to liabilities arising after such period for which the Parent, such Subsidiary or such Guarantor could be liable under the Code or ERISA.

“ERISA Event” means (a) a reportable event described in Section 4043(b) or 4043(c) of ERISA with respect to a Title IV Plan, (b) the withdrawal of the Parent, any of its Subsidiaries, any Guarantor or any ERISA Affiliate from a Title IV Plan subject to Section 4063 or Section 4064 of ERISA during a plan year in which any such entity was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or the termination of any such Title IV Plan resulting, in either case, in a material liability to any such entity, (c) the “complete or partial withdrawal” (within the meaning of Sections 4203 and 4205 of ERISA) of the Parent, any of its Subsidiaries, any Guarantor or any ERISA Affiliate from any Multiemployer Plan where the Withdrawal Liability could reasonably be expected to exceed $15,000,000.00 (individually or in the aggregate), (d) notice of reorganization, insolvency, intent to terminate or termination of a Multiemployer Plan is received by the Parent, any of its Subsidiaries, any Guarantor or any ERISA Affiliate, (e) the filing of a notice of intent to terminate a Title IV Plan under Section 4041(c) of ERISA or the treatment of a plan amendment as a termination under Section 4041(e) of ERISA, where such termination constitutes a “distress termination” under Section 4041(c) of ERISA, (f) the institution of proceedings to terminate a Title IV Plan by the PBGC, (g) the failure to make any required contribution to a Title IV Plan or Multiemployer Plan or to meet the minimum funding standard of Section 412 of the Code (in either case, whether or not waived in accordance with Section 412(c) of the Code), (h) the determination that any Title IV Plan is in “at-risk status” (within the meaning of Section 430 of the Code or Section 303 of ERISA) or that a Multiemployer Plan is in “endangered status”, “seriously endangered” or “critical status” (within the meaning of Section 432 of the Code or Section 305 of ERISA), (i) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, (j) the imposition of liability on the Parent, any of its Subsidiaries, any Guarantor or any of their respective ERISA Affiliates pursuant to Section

4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA, (k) the imposition of a Lien upon the Parent, any of its Subsidiaries, any Guarantor or any ERISA Affiliate pursuant to Section 436(f) or Section 430(k) of the Code or Section 303(k) of ERISA, (l) the occurrence of an act or omission which could reasonably be expected to give rise to the imposition on the Parent, any Applicant, any of their respective Subsidiaries, any Guarantor or any of their respective ERISA Affiliates of fines, penalties, Taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any “employee pension plan” (within the meaning of Section 3(2) of ERISA) or (m) receipt from the IRS of notice of the failure of any employee pension plan that is intended to be qualified under Section 401(a) of the Code to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any such employee pension plan to qualify for exemption from taxation under Section 501(a) of the Code.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar Rate” means, for any interest period, a fluctuating rate per annum equal to (x) the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such interest period to be the London interbank offered rate for such interest period, as currently published on the applicable Reuters screen page (or such other commercially available source providing such quotation of such rate as may be designated by the Administrative Agent from time to time) for a period equal to such interest period, or (y) if the rate in clause (x) above does not appear on such page or service or if such page or service is not available, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such interest period to be the offered rate for a period equal to such interest period on such other page or other service which displays an average London interbank offered rate (the preceding clauses (x) and (y), the “LIBO Screen Rate”); provided that at no time will the Eurodollar Rate be deemed to be less than 0% per annum.

“Event of Default” has the meaning specified in Section 9.1.

“Excepted Consent” means, at any time, any consent, authorization, approval, filing or registration with or from any non-U.S. Governmental Authority that is listed on Schedule 7.14 of the Existing Credit Agreement with respect to which the time periods set forth opposite each such item or action on Schedule 7.14 of the Existing Credit Agreement (or such longer period permitted by the Administrative Agents (as defined in the Existing Credit Agreement) prior to the Effective Date and by the Administrative Agent on or after the Effective Date in its sole discretion) have not expired.~~¶~~

~~“Exchangeable Notes” means that certain exchangeable note issued by McDermott Technology, B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, which will be mandatorily exchangeable for shares of common stock of the Parent as more fully~~

~~described in the Parent Registration Statement, together with the legacy notes into which such exchangeable note will split in one or more transactions as more fully described in the Parent Registration Statement.~~

“Excluded Subsidiary” means, at any time, (a) any non-U.S. Subsidiary if at such time such Subsidiary’s Guarantee is prohibited by (x) any Governmental Authority with authority over such non-U.S. Subsidiary or (y) applicable law or regulation or analogous restriction, or such Subsidiary’s Guarantee would result in a substantial risk to the officers or directors of such Subsidiary or a civil or criminal liability and (b) any non-U.S. Subsidiary under circumstances where the Administrative Agent determines in its sole discretion (in consultation with the Parent) that the cost, burden, difficulty or consequence of providing such Guarantee at such time is excessive in relation to the value afforded thereby.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Participant, Issuer or Administrative Agent or required to be withheld or deducted from a payment to a Participant, Issuer or Administrative Agent: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Participant, Issuer or Administrative Agent being organized under the laws of, or having its principal office or, in the case of any Participant, its ~~applicable lending office~~Applicable Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Participant, U.S. federal withholding Taxes (other than U.S. withholding Taxes to the extent such Taxes (A) would not be imposed or payable (including, without limitation, as the result of an applicable income Tax treaty that otherwise would reduce or eliminate the Tax) if any Applicant was a United States person within the meaning of Section 7701(a)(30) of the Code or (B) are imposed with respect to payments from any United States person to the Applicants) imposed on payments to or for the account of such Participant under the Credit Documents pursuant to a law in effect on the Initial Utilization Date or the date on which (i) such Participant acquires such interest in the Commitment (other than pursuant to an assignment request by the Parent or an Applicant) or (ii) such Participant changes its lending office, except in each case to the extent that, pursuant to Section 2.19, amounts with respect to such Taxes were payable either to such Participant’s assignor immediately before such Participant became a party hereto or to such Participant immediately before it changed its lending office, (c) Taxes attributable to such Participant, Issuer or Administrative Agent’s failure to comply with Section 2.19(e) (other than if such failure is due to a change in any applicable Requirement of Law occurring after the date on which a form originally was required to be provided) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Excluded Vessel” means, at any time, a marine vessel subject to a Lien permitted under Section 8.2(d), 8.2(e) or 8.2(m).

“Existing Credit Agreement” means that certain Credit Agreement dated as of May 10, 2018, among Parent, as guarantor, the Applicants, as borrowers, the lenders and issuers party thereto, CA CIB, as revolving and letter of credit administrative agent, and Barclays, as term loan administrative agent.

“Extended Letter of Credit” has the meaning specified in Section 2.7(b).~~¶~~

~~“Extending Participants” has the meaning specified in Section 2.25(a).¶~~

~~“Extension Agreement” means an amendment to this Agreement, in form and substance reasonably satisfactory to the Administrative Agent, the Parent and the Applicants, among the Parent, each Applicant, the Administrative Agent and each Extending Participant, effecting one or more Extension Permitted Amendments and such other amendments hereto and to the other Credit Documents as may be required or advisable to effect the transactions contemplated by Section 2.25.¶~~

~~“Extension Offer” has the meaning specified in Section 2.25(a).¶~~

~~“Extension Permitted Amendment” means an amendment to this Agreement and the other Credit Documents, effected in connection with an Extension Offer pursuant to Section 2.25, providing for an extension of the Maturity Date applicable to the Commitments being extended pursuant to Section 2.25 of the Extending Participants (such Commitments being referred to as the “Extended Commitments”) and, which may also provide for the following with respect to any such Extended Commitments:¶~~

~~(a) [reserved],¶~~

~~(b) [reserved],¶~~

~~(c) [reserved],¶~~

~~(d) an increase in the fees payable to, or the inclusion of new fees to be payable to, the Extending Participants in respect of such Extension Offer or their Extended Commitments, and/or¶~~

~~(e) an addition of any affirmative or negative covenants applicable to the Parent, the Applicants and the Subsidiaries, provided that any such additional covenant with which the Parent, the Applicants and/or the Restricted Subsidiaries shall be required to comply prior to the latest Maturity Date in effect immediately prior to such Extension Permitted Amendment for the benefit of the Extending Participants providing such Extended Commitments shall also be for the benefit of all other Participants.~~

“Fair Market Value” means the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party; provided that for any determination of Fair Market Value for a Mortgaged Vessel in connection with an Asset Sale to be made pursuant to Section 8.4(g), (h) or (i) in which the Fair Market Value of the properties disposed of in such Asset Sale exceeds $10,000,000.00, the Applicants shall provide evidence reasonably satisfactory to the Administrative Agent with respect to the calculation of such Fair Market Value; provided that if any appraisal of a marine vessel contains a range of values for such marine vessel, the “Fair Market Value” of such marine vessel shall be deemed to be an amount equal to the midpoint of such range.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted by a Governmental Authority pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.

“Federal Funds Rate” means for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Business Day as so published on the next succeeding Business Day; provided, further, that if no such rate is published on such next succeeding Business Day, the Administrative Agent may, in its discretion, determine the Federal Funds Rate for such day by reference to the average rate charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

“Federal Reserve Board” means the Board of Governors of the United States Federal Reserve System, or any successor thereto.

“FEMA” has the meaning set forth in Section 7.5.

“Final Satisfaction Date” shall be the date on which each of the following have occurred: (a) all Obligations have been paid or otherwise satisfied in full (other than in respect of any contingent indemnification or expense reimbursement obligations for which no claim has been asserted), (b) all Commitments have terminated or expired and the obligations of the Issuers to issue Letters of Credit hereunder have terminated and (c) each Letter of Credit has expired or has been cash collateralized, back-stopped or secured to the satisfaction of the applicable Issuers.

“Financial Statements” means the financial statements of the Parent and its Subsidiaries delivered in accordance with Section 3.2(b) or Section 6.1.

“Fiscal Quarter” means the fiscal quarter of the Parent ending on March 31, June 30, September 30 or December 31 of the applicable Fiscal Year, as applicable.

“Fiscal Year” means the fiscal year of the Parent, which is the same as the calendar year.

“Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) EBITDA to (b) the sum of (i) Interest Expense, (ii) the aggregate principal amount of all regularly scheduled principal payments (not including any voluntary or contingent mandatory prepayments for any Indebtedness) or scheduled redemptions or similar acquisitions for value in respect of outstanding Indebtedness for borrowed money made by the Parent and any Restricted Subsidiary and (iii) the aggregate amount of federal, state, local and foreign income Taxes paid in cash, in each case, of or by the Parent and its Restricted Subsidiaries, in each case for the items listed in clauses (a) and (b) above, for the most recently ended four Fiscal Quarter period for which financial statements have been delivered pursuant to Section 6.1(a) or (b).

“Flood Hazard Property” means any Mortgaged Property on which a “Building” or a “Manufactured (Mobile) Home” (in each case, as defined in the applicable flood insurance regulation) is located that is in an area designated by the Federal Emergency Management Agency as having special flood or mudslide hazards.~~¶~~

~~“Focus Four Projects” means the “Focus Four Projects” identified in the Information Memorandum (as defined in the Existing Credit Agreement as of the date hereof).~~

“Fronting Exposure” means, at any time there is a Defaulting Participant, with respect to any Issuer, such Defaulting Participant’s Ratable Portion of the Obligations of such Issuer, other than Obligations as to which such Defaulting Participant’s participation obligation has been reallocated to other Participants or cash collateralized in accordance with the terms hereof.

“Fronting Fee” means the Fronting Fee specified in Section 2.15(c)(i).

“Fund” means any Person (other than a natural person) that is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

“Governmental Authority” means any nation, sovereign or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, including any central bank (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means (a) in the case of the Parent, each Applicant and each other Subsidiary Guarantor, the guarantees of the Obligations contained in the Guaranty Agreement and (b) additionally in the case of the Parent, the guarantee of the Obligations contained in Article XII of this Agreement.

“Guarantor” means the Parent and each Subsidiary of the Parent (including each Applicant) that has guaranteed the Obligations pursuant to the Guaranty Agreement, until such time as such Subsidiary ceases to guarantee the Obligations pursuant to the terms of any such agreement. As of the Initial Utilization Date, the Parent, each Applicant and each Subsidiary listed on Schedule V hereto is a Guarantor.

“Guaranty Agreement” means, collectively, (a) the Guaranty Agreement executed by the Applicants and certain other Subsidiary Guarantors in favor of the ~~Administrative~~Collateral Agent on May 10, 2018 and (b) any other guaranty agreement executed and delivered by any Restricted Subsidiary in form and substance satisfactory to the Administrative Agent, pursuant to which such Restricted Subsidiary makes a Guarantee.

“Guaranty Obligation” means, as applied to any Person, without duplication, any direct or indirect liability, contingent or otherwise, of such Person with respect to any Indebtedness of another Person, if the purpose of such Person in incurring such liability is to provide assurance to the obligee of such Indebtedness that such Indebtedness will be paid or discharged, or that any agreement relating thereto will be complied with, or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof, including (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of Indebtedness of another Person and (b) any liability of such Person for Indebtedness of another Person through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such Indebtedness or any security therefor, or to provide funds for the payment or discharge of such Indebtedness (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise), (ii) to maintain the solvency or any balance sheet item, level of income or financial condition of another Person, (iii) to make take-or-pay or similar payments, regardless of non-performance by any other party or parties to an agreement, (iv) to purchase, sell or lease (as lessor or lessee) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss or (v) to supply funds to, or in any other manner invest in, such other Person (including to pay for property or services irrespective of whether such property is received or such services are rendered), if (and only if) in the case of any agreement described under clause (b)(i), (ii), (iii), (iv) or (v) above the primary purpose or intent thereof is to provide assurance to the obligee of Indebtedness of any other Person that such Indebtedness will be paid or discharged, or that any agreement relating thereto will be complied with, or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof. The amount of any Guaranty Obligation shall be equal to the amount of the Indebtedness so guaranteed or otherwise supported or, if such amount is not stated or otherwise determinable, the maximum reasonable anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. For the avoidance of doubt, the term “Guaranty Obligation” shall not include reimbursement or other obligations with respect to unmatured or undrawn, as applicable, Performance Guarantees.

“Hedging Contracts” means all Interest Rate Contracts, foreign exchange contracts, currency swap or option agreements, forward contracts, commodity swap, purchase or option agreements, other commodity price hedging arrangements, and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices. For the avoidance of doubt, Permitted Bond Hedge Transactions and Permitted Warrant Transactions shall not be deemed Hedging Contracts.

“Immaterial Guarantor” means a Guarantor (other than the Parent or any Applicant) that is not a Material Wholly-Owned Subsidiary.

“Immaterial Subsidiary” means, on any date of determination, a Subsidiary having assets with an aggregate net book value (excluding, for the avoidance of doubt, intercompany balances) of less than $5,000,000.00.

“Increase and Joinder Agreement” has the meaning set forth in Section 2.24(d)(v).

“Increased Amount Date” has the meaning specified in Section 2.24(c).

“Incremental Facility” has the meaning specified in Section 2.24(b).

“Indebtedness” of any Person means, without duplication:

(a) all indebtedness of such Person for borrowed money;

(b) all obligations of such Person evidenced by promissory notes, bonds, debentures or similar instruments;

(c) all matured reimbursement obligations with respect to letters of credit, bankers’ acceptances, surety bonds, performance bonds, bank guarantees, and other similar obligations;

(d) all other obligations with respect to letters of credit, bankers’ acceptances, surety bonds, performance bonds, bank guarantees and other similar obligations, whether or not matured, other than unmatured or undrawn, as applicable, obligations with respect to Performance Guarantees;

(e) all indebtedness for the deferred purchase price of property or services, other than, trade payables incurred in the ordinary course of business that, after the Discharge of First Priority Claims, are not overdue by more than 90 days or disputed in good faith;

(f) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement (other than operating leases) with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

(g) all Capital Lease Obligations of such Person;

(h) all Guaranty Obligations of such Person;

(i) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Disqualified Stock of such Person, valued, in the case of redeemable preferred Disqualified Stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends;

(j) net payments that such Person would have to make in the event of a termination of the Hedging Contracts of such Person if such termination occurred on the date Indebtedness of such Person is being determined;

(k) all Alternate Program Indebtedness of such Person; and

(l) all Indebtedness of the type referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and general intangibles) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, but amounts of such Indebtedness shall be the lesser of the value of the property owned by such Person securing such Indebtedness and the principal amount of such Indebtedness.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation, limited liability company or other entity in which the liability of the joint venturer is limited) in which such Person is a general partner or a joint venturer, except to the extent such Person’s liability for such Indebtedness is otherwise limited by applicable law or contract. For the avoidance of doubt, the term “Indebtedness” shall not include (x) reimbursement or other obligations with respect to unmatured or undrawn, as applicable, Performance Guarantees or (y) Permitted Bond Hedge Transactions or Permitted Warrant Transactions.

“Indemnified Matters” has the meaning specified in Section 11.4(a).

“Indemnitee” has the meaning specified in Section 11.4(a).

“Information” means all information received from the Parent or any of its Subsidiaries relating to the Parent or any of its Subsidiaries or any of their respective businesses after the date hereof that is posted to IntraLinks, DebtDomain, SyndTrak, Barclays Deal Vault or a similar service or otherwise clearly identified at the time of delivery as confidential other than any such information that is available to the Administrative Agent, any Participant or any Issuer on a nonconfidential basis prior to disclosure by the Parent or any of its Subsidiaries.

“Information Presentation” means the McDermott LC Facility Presentation dated October 2018 delivered to the Administrative Agent by the Parent in connection with the facility evidenced by this Agreement.

“Initial Utilization Date” has the meaning specified in Section 3.2.

“Insurance/Condemnation Event” means any casualty or other insured damage to, or any taking under the power of eminent domain or by condemnation or similar proceeding of, or any disposition under a threat of such taking of, all or any part of any assets of the Parent or any Restricted Subsidiary, resulting in aggregate Net Cash Proceeds exceeding $25,000,000.00.

“Intercreditor Agreement” means the Collateral Agency and Intercreditor Agreement  ~~or~~, a Junior Intercreditor Agreement ~~(as defined in the Existing Credit~~or a Senior Intercreditor Agreement ~~as of the date hereof)~~, as applicable.

“Interest Expense” means, for the Parent for any period, total interest expense of the Parent and its Restricted Subsidiaries for such period, as determined on a consolidated basis in conformity with GAAP and including, in any event (without duplication for any period or any amount included in any prior period):

(a) net costs under Interest Rate Contracts for such period;

(b) any commitment fee (including the Commitment Fee) accrued, accreted or paid by such Person during such period;

(c) any fees and other obligations (other than reimbursement obligations) with respect to letters of credit (including the Participation Fees) and bankers’ acceptances (whether or not matured) accrued, accreted or paid by such Person for such period, plus (without duplication) any such amounts that are included in the cost of operations on the consolidated statement of operations of such Person prepared in conformity with GAAP; and

(d) the Fronting Fee.

For purposes of the foregoing, interest expense shall (i) be determined after giving effect to any net payments made or received by the Parent or any Subsidiary with respect to interest rate Hedging Contracts and (ii) exclude interest expense accrued, accreted or paid by the Parent or any Subsidiary of the Parent to the Parent or any Subsidiary of the Parent. Notwithstanding the foregoing, the interest component of all payments associated with any lease that would have been accounted for as an operating lease on a balance sheet of such Person prepared in conformity with GAAP as in effect on the Initial Utilization Date and amounts included for any Fiscal Quarter attributable to any upfront fees and similar one-time fees paid in connection with this Agreement shall each be excluded from Interest Expense. ~~Notwithstanding anything herein to the contrary, “Interest Expense” shall not include the non-cash portion of interest expense resulting from the application of Accounting Standards Codification 470-20 attributable to any Convertible Indebtedness that may be wholly or partially settled in cash.~~

“Interest Rate Contracts” means all interest rate swap agreements, interest rate cap agreements and interest rate collar agreements.

“Inventory” has the meaning specified in the Pledge and Security Agreement.

“Investment” means, with respect to any Person, any investment of such Person so classified under GAAP, and whether or not so classified, any loan, advance, extension of credit that constitutes Indebtedness of the Person to whom it is extended, any direct or indirect guaranty in respect of the Indebtedness of another Person by such Person, or contribution of capital by such Person, and any stocks, bonds, mutual funds, partnership interests, notes (including structured notes), debentures or other securities owned by such Person; excluding, however, (a) capital expenditures of such Person determined in accordance with GAAP, (b) prepayments or deposits made in the ordinary course of business, (c) accounts receivable and similar items made or incurred in the ordinary course of business and (d) the payment of the operating expenses and capital expenditures of a Restricted Subsidiary, so long as such payment is in the ordinary course of business and consistent with past business practices with respect to such Subsidiary prior to the date hereof. For the avoidance of doubt, the term “Investment” shall not include reimbursement or other obligations with respect to unmatured or undrawn, as applicable, Performance Guarantees.

“IRS” means the Internal Revenue Service of the United States or any successor thereto.

“ISP” means, with respect to any letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of Issuance).

“Issue” means, with respect to any Letter of Credit, to issue, extend the expiry of, renew (including any auto-renewal thereof) or increase the maximum stated amount (including by deleting or reducing any scheduled decrease in such maximum stated amount) of, such Letter of Credit. The terms “Issued” and “Issuance” shall have a corresponding meaning.

“Issuer” means each Participant or Affiliate of a Participant that (a) is listed on Schedule II(B), or (b) hereafter becomes an Issuer with the approval of the Administrative Agent and the Applicants and that has executed an agreement with and in form and substance satisfactory to the Administrative Agent and the Applicants to be bound by the terms hereof applicable to Issuers; provided that if an Issuer (or its Affiliate) ceases to be a Participant, such Issuer shall continue to be an Issuer hereunder while any Letter of Credit issued by it remains outstanding but shall be under no obligation to Issue any additional Letter of Credit.

“Issuer Commitment” means (a) the amount set forth on the attached Schedule II(B) for each Issuer or (b) such other amount as any Issuer and the Applicants may agree in a writing delivered to the Administrative Agent.

“Joint Venture” means any Person that is not a Subsidiary of the Parent and (a) in which the Parent or any Subsidiary of the Parent, directly or indirectly, owns at least 25% of the Stock or Stock Equivalents of such Person or (b) in which the Parent or any Subsidiary of the Parent owns at least a 25% interest in such joint venture if such Person is unincorporated and such Person’s financial information is consolidated or proportionally consolidated with the Parent in accordance with GAAP. As of the Initial Utilization Date, the Persons listed on Schedule 1.1 are Joint Ventures.¶

“Junior Intercreditor Agreement” has the meaning specified in the Existing Credit Agreement as of the Amendment No. 1 Effective Date.

“Junior Priority Indebtedness” means any Indebtedness for borrowed money (excluding intercompany debt) of the Parent or any Restricted Subsidiary that is (i) secured by a Lien on the Collateral that is junior to the Lien on the Collateral that secures the Obligations, (ii) unsecured or (iii) expressly subordinated in right of payment to the Obligations.

“LC Facility” means the senior secured letter of credit facility evidenced by this Agreement and described in Section 2.5.

“LC Facility Exposure” means, with respect to any Participant, at any time, such Participant’s Ratable Portion of the Letter of Credit Obligations at such time.

“Letter of Credit” means each letter of credit issued pursuant to Section 2.5.

“Letter of Credit Obligations” means, at any time, without duplication, the aggregate amount equal to the sum of (a) the Reimbursement Obligations at such time (or, for any Reimbursement Obligations in any Alternative Currency, the Dollar Equivalent thereof at such time) and (b) the Undrawn Amounts at such time.

“Letter of Credit Request” has the meaning specified in Section 2.7(c).

“Leverage Ratio” means, as of any date of determination, the ratio of (a) the sum of (1) Leverage Ratio Debt as of such day, plus (2) the unsecured mark-to-market foreign exchange exposure of the Parent and its Restricted Subsidiaries, as determined by the Parent using market convention, minus (3) the Segregated Cash Amount to (b) EBITDA for the most recently ended four Fiscal Quarter period for which financial statements have been delivered pursuant to Section 6.1(a) or (b).

“Leverage Ratio Debt” means Disqualified Stock of the Applicants and, without duplication, Indebtedness of the Parent and its Restricted Subsidiaries of the type specified in clauses (a), (b), (c), (d), (e), (f), (g), (h), and (k) (but in the case of clause (k), only to the extent that, in accordance with GAAP, such Alternate Program Indebtedness is required to be included as a liability of the Parent or its Restricted Subsidiaries on its financial statements) of the definition of “Indebtedness” determined on a consolidated basis in accordance with GAAP. For the avoidance of doubt, the term “Leverage Ratio Debt” shall not include (a) reimbursement or other obligations with respect to unmatured or undrawn, as applicable, Performance Guarantees and (b) Indebtedness of the Parent or any of its Restricted Subsidiaries that is owed to the Parent, any of its Restricted Subsidiaries or any Joint Venture that is a Guarantor or permitted pursuant to Section 8.1(s).

“LIBO Screen Rate” has the meaning specified in the definition of “Eurodollar Rate”.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, charge, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or the performance of any other obligation, including any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease and any financing lease having substantially the same economic effect as any of the foregoing.

“Liquidity” means the sum of (a) unrestricted cash and Cash Equivalents of the Parent and its Restricted Subsidiaries, plus (b) unused revolving commitments under the Credit Facilities, plus (c) amounts on deposit in the Cash Secured LC Cash Collateral Account (as defined in the Existing Credit Agreement as of the date hereof) in excess of 103% of the sum of (x) the stated amount of all Cash Secured Letters of Credit (as defined in the Existing Credit Agreement as of the date hereof) outstanding as of such date and (y) all Cash Secured Reimbursement Obligations (as defined in the Existing Credit Agreement as of the date hereof) as of such date.

“Lloyds” means Lloyds Bank Corporate Markets plc~~, formerly known as Lloyds TSB Bank PLC~~.

“Lloyds Facility” means that certain Amended and Restated Master Agreement for Stand-by Letters of Credit, dated ~~on or before the Effective Date~~May 10, 2018 (as the same may be amended, amended and restated, supplemented, extended, or otherwise modified from time to time), among Lloyds and certain of the Credit Parties.

“Long-Term Indebtedness” means any Indebtedness of the Parent and its Restricted Subsidiaries that, in conformity with GAAP, constitutes (or, when incurred, constituted) a long-term liability.

“Material Adverse Effect” means a material adverse effect upon (a) the condition (financial or otherwise), business, results of operations or properties of the Applicants and the Guarantors taken as a whole; (b) the perfection or priority of the Liens granted pursuant to the Collateral Documents; (c) the Credit Parties’ ability to perform their respective obligations under the Credit Documents; or (d) the validity, binding effect or enforceability against the Credit Parties of the Credit Documents or the rights or remedies of the Administrative Agent, the Collateral Agent, the Participants or the Issuers thereunder.

“Material Intellectual Property” means intellectual property owned by the Parent or any of its Wholly-Owned Subsidiaries that is material to the business operations of the Parent and its Restricted Subsidiaries, taken as a whole.

“Material Subsidiary” means, with respect to any date of determination, (a) a Restricted Subsidiary contributing (or, if such Restricted Subsidiary was not a Subsidiary of the Parent for the entire Fiscal Year immediately preceding such date, that would have contributed) more than (i) ~~5~~2.5% of the EBITDA or (ii) ~~5~~2.5% of total assets (as determined in accordance with GAAP) of the Parent and its Restricted Subsidiaries on a consolidated basis, in each case in the Fiscal Year immediately preceding such date or (b) two or more Restricted Subsidiaries contributing (or, if any such Restricted Subsidiary was not a Subsidiary of the Parent for the entire Fiscal Year immediately preceding such date, that would have contributed) more than (i) ~~10~~2.5% of the EBITDA or (ii)  ~~10~~2.5 % of total assets (as determined in accordance with GAAP) of the Parent and its Restricted Subsidiaries on a consolidated basis, in each case in the Fiscal Year immediately preceding such date. Notwithstanding the forgoing, each Applicant and each Wholly-Owned Subsidiary that owns any Material Intellectual Property shall at all times be a Material Subsidiary.

“Material Wholly-Owned Subsidiary” means, as of any date of determination pursuant to this Agreement, any Wholly-Owned Restricted Subsidiary (other than an Excluded Subsidiary) that (a) at such date has assets with an aggregate net book value (excluding intercompany balances) equal to or greater than $40,000,000.00, (b) owns a marine vessel that would be required to be a Mortgaged Vessel under the terms of this Agreement or the other Credit Documents if such Subsidiary were a Guarantor, (c) is an Applicant, (d) is a Person that directly owns equity interests in any Applicant or any other Material Wholly-Owned Subsidiary (other than a Wholly-Owned Subsidiary that is a Material Wholly-Owned Subsidiary solely as a result of this clause (d)) or (e) is (i) organized in the same jurisdiction as another Material Wholly-Owned Subsidiary described in clause (a) of this definition and (ii) not an Immaterial Subsidiary. For purposes of this definition, any nation, sovereign or government (including, for purposes of this definition, the United Kingdom) and any state, province or other political subdivision thereof shall constitute a single jurisdiction.

“Maturity Date” means the earliest to occur of (a) the third anniversary of the Initial Utilization Date or (b) the LC Facility Termination Date (as defined in the Existing Credit Agreement).

“Maximum Rate” has the meaning set forth in Section 11.22.

“MNPI” means material non-public information (within the meaning of the United States federal, state or other applicable securities laws) with respect to the Parent and its Affiliates or their Securities.

“Moody’s” means Moody’s Investors Services, Inc., and its successors.

“Mortgaged Properties” means, each parcel of Real Property and the improvements thereto owned or leased by a Credit Party with respect to which a Mortgage is granted.

“Mortgaged Vessel Owning Subsidiary” means at any time any Subsidiary of the Parent that owns a marine vessel that is or that is required at such time to be a Mortgaged Vessel under the terms of this Agreement or the other Credit Documents. As of the Initial Utilization Date, the Mortgaged Vessel Owning Subsidiaries and the Mortgaged Vessels owned by each are as follows:

Mortgaged Vessel Owning Subsidiary	Jurisdiction of Organization	Mortgaged Vessel	Vessel Flag
Hydro Marine Services, Inc.	Panama	McDermott Derrick Barge No. 27	Panama
		Intermac 650	Panama
		McDermott Derrick Barge No. 32	Panama
		DLV 2000	Panama
		Lay Vessel 108	Malta

J. Ray McDermott (Norway), AS J. Ray McDermott International Vessels, Ltd.	Norway Cayman Islands	North Ocean 102	Malta
		McDermott Derrick Barge No. 50	Panama

McDermott Gulf Operating Company, Inc.	Panama	Thebaud Sea	Canada (bareboat registered in Barbados)

McDermott International Vessels, Inc.	Panama	Emerald Sea	Barbados

“Mortgaged Vessels” means at any time the marine vessels of the Credit Parties that are subject to a Lien under the Collateral Documents at such time. The Mortgaged Vessels shall consist of the following as of the Initial Utilization Date:

Vessel Name	Flag
McDermott Derrick Barge No. 27	Panama
McDermott Derrick Barge No. 50	Panama
McDermott Derrick Barge No. 32	Panama
DLV 2000	Panama
North Ocean 102	Malta
Lay Vessel 108	Malta
Intermac 650	Panama
Thebaud Sea	Canada (bareboat registered in Barbados)
Emerald Sea	Barbados

“Mortgages” means (a) the fee or leasehold mortgages or deeds of trust, assignments of leases and rents and other security documents granting a Lien on any Mortgaged Property to secure the Obligations and (b) the mortgages and other security documents granting a Lien on any Mortgaged Vessel to secure the Obligations, in the case of each of clauses (a) and (b) each in form and substance reasonably satisfactory to the Collateral Agent, as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which the Parent, any of its Subsidiaries, any Guarantor or any ERISA Affiliate has any obligation or liability, contingent or otherwise.

“Net Cash Proceeds” means, with respect to any event, proceeds received by the Parent or any Restricted Subsidiary after the Initial Utilization Date in cash or Cash Equivalents in respect of such event, net of (a) the reasonable cash costs (including underwriting commissions, legal, investment banking, brokerage and accounting and other professional fees and sales commissions) paid or reasonably estimated (to the extent reserves for such estimations are maintained in accordance with GAAP) in connection with such event by the Parent or any Restricted Subsidiary to Persons that are not Affiliates of the Parent or any Restricted Subsidiary  ~~and~~, (b) in the case of any Asset Sale or Insurance/Condemnation Event, Taxes paid or reasonably estimated to be payable by the Parent or any Restricted Subsidiary as a result thereof (including, for the avoidance of doubt, as a result of any distribution of such proceeds to the Parent or any Restricted Subsidiary) and (c) the principal amount, premium or penalty, interest and other amounts on any Indebtedness under the Priming Credit Agreement which is required to be repaid or otherwise comes due or would be in default and is repaid and the amount of any obligation to cash collateralize any “Letter of Credit” (as defined in the Priming Credit Agreement) which is so deposited, in each case pursuant to the Priming Credit Agreement.

“New Incremental Commitment” has the meaning specified in Section 2.24(b).

“New Participant” has the meaning specified in Section 2.24(c).

“NO 105” means M.V. Lay Vessel North Ocean 105.

“NO 105 Indebtedness” means Indebtedness for borrowed money incurred under the North Ocean 105 Credit Agreement and existing as of May 10, 2018.

“Non-cash Consideration” means the Fair Market Value of non-cash consideration received by the Parent or a Restricted Subsidiary in connection with an Asset Sale less the amount of cash or Cash Equivalents received in connection with a subsequent sale of or collection on such Non-cash Consideration.

“Non-Consenting Participant” has the meaning specified in Section 11.1(c).

“Non-Defaulting Participant” means a Participant that is not a Defaulting Participant.

“Non-Recourse Indebtedness” means Indebtedness of a Subsidiary of the Parent (in each case that is not a Credit Party) (a) that is on terms and conditions reasonably satisfactory to the Administrative Agent, (b) that is not, in whole or in part, Indebtedness of any Credit Party (and for which no Credit Party has created, maintained or assumed any Guaranty Obligation) and for which no holder thereof has or could have upon the occurrence of any contingency, any recourse against any Restricted Subsidiary or the assets thereof (other than the Stock or Stock Equivalents issued by the Subsidiary primarily obligated on such Indebtedness that are owned by a Restricted Subsidiary) for the repayment of such Indebtedness, and (c) owing to an unaffiliated third-party (which for the avoidance of doubt does not include the Parent, any Subsidiary thereof, any other Credit Party, any Joint Venture (or owner of any interest therein) and any Affiliate of any of them).

“North Ocean 105 Credit Agreement” means the Facility Agreement dated as of September 30, 2010, among North Ocean 105 AS, as borrower, the Parent, as guarantor, BNP Paribas and Crédit Agricole Corporate and Investment Bank, as mandated lead arrangers, BNP Paribas, as facility agent, security agent, ECA coordinator and documentation bank, and the lenders from time to time party thereto.

“North Ocean Entity” means North Ocean 105 AS, a private limited liability company organized and existing under the laws of Norway. As of the Initial Utilization Date, the North Ocean Entity is a Wholly-Owned Subsidiary of the Parent.¶

“Notes Issuer” means initially McDermott Escrow 1, Inc. (which merged with and into McDermott Technology (Americas), Inc., and McDermott Escrow 2, Inc. (which merged with and into McDermott Technology (US), Inc.).

“Obligations” means the Letter of Credit Obligations and all other amounts, obligations, covenants and duties owing by the Applicants and the other Credit Parties to the Agents, any Participant, any Issuer, any Affiliate of any of them or any Indemnitee, of every type and description (whether by reason of an extension of credit, opening or amendment of a letter of credit or payment of any draft drawn thereunder, loan, guaranty, indemnification, foreign exchange or currency swap transaction, interest rate hedging transaction or otherwise), present or future, arising under this Agreement or any other Credit Document, in each case whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired and whether or not evidenced by any note, guaranty or other instrument or for the payment of money, including all letter of credit and other fees (including, the Commitment Fees and the Fronting Fee), interest (including post-petition interest, whether or not allowed in a bankruptcy proceeding), charges, expenses, attorneys’ fees and disbursements and other sums chargeable to any Applicant under this Agreement or any other Credit Document and all obligations of any Applicant under any Credit Document to provide cash collateral for Obligations in respect of Letters of Credit.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Original Currency” has the meaning specified in Section 11.19(a).~~¶~~

~~“Original Indebtedness” has the meaning given to such term in the definition of “Refinancing Indebtedness”.~~

“Other Applicant Obligations” has the meaning specified in Section 11.23.

“Other Connection Taxes” means, with respect to any Participant or Issuer or the Administrative Agent, Taxes imposed as a result of a present or former connection between such Participant or Issuer or the Administrative Agent and the jurisdiction imposing such Tax (other than connections arising from such Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Credit Document).

“Other Currency” has the meaning specified in Section 11.19(a).

“Other Documents” has the meaning set forth in Section 12.1.

“Other Specified Permitted Sale/Leasebacks” means (a) any sale and leaseback transaction of CBI’s administrative headquarters facility in The Woodlands, Texas and (b) any sale and leaseback transaction (other than in connection with clause (a)) of all or any portion of CBI’s other property, in each case on terms acceptable to the Administrative Agent and only to the extent that the aggregate amount of Net Cash Proceeds from all such Other Specified Permitted Sale/Leasebacks is less than or equal to $150,000,000.

“Other Taxes” has the meaning specified in Section 2.19(b).

“Outside Date” has the meaning specified in Section 3.2.

“Parallel Debt” has the meaning specified in the Collateral Agency and Intercreditor Agreement.

“Parent” has the meaning specified in the preamble to this Agreement.

“Parent Registration Statement” means the Registration Statement on Form S-4 of the Parent and Comet I B.V. filed with the SEC on January 24, 2018, together with all amendments and supplements thereto.

“Parent’s Accountants” means the Parent’s accountants, which shall be Deloitte & Touche LLP or another firm of independent nationally recognized public accountants.

“Participants” means each financial institution or other entity that (a) is listed on the signature pages of the Agreement as a “Participant” or (b) from time to time becomes a party hereto as a Participant by execution of an Assignment and Acceptance or an Increase and Joinder Agreement.

“Participation Fee” has the meaning specified in Section 2.15(c)(ii).

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Performance Guarantee” of any Person means (a) any letter of credit, bankers acceptance, surety bond, performance bond, bank guarantee or other similar obligation issued for the account of such Person to support only trade payables or nonfinancial performance obligations of such Person, (b) any letter of credit, bankers acceptance, surety bond, performance bond, bank guarantee or other similar obligation issued for the account of such Person to support any letter of credit, bankers acceptance, surety bond, performance bond, bank guarantee or other similar obligation issued for the account of a Subsidiary or joint venture of such Person to support only trade payables or non-financial performance obligations of such Subsidiary or joint venture, and (c) any parent company guarantee or other direct or indirect liability, contingent or otherwise, of such Person with respect to trade payables or non-financial performance obligations of a Subsidiary or joint venture of such Person, if the purpose of such Person in incurring such liability is to provide assurance to the obligee that such contractual obligation will be performed, or that any agreement relating thereto will be complied with.

“Performance Letter of Credit” means (a) a letter of credit issued to secure ordinary course performance obligations in connection with marine installation, project engineering, procurement, construction, maintenance and other similar projects (including projects about to be commenced) or bids for prospective marine installation, project engineering, procurement, construction, maintenance and other similar projects, (b) a letter of credit issued to back a bank guarantee, surety bond, performance bond or other similar obligations issued to support ordinary course performance obligations in connection with marine installation, project engineering, procurement, construction, maintenance and other similar projects (including projects about to be commenced) or bids for prospective marine installation, project engineering, procurement, construction, maintenance and other similar projects or (c) a letter of credit qualifying as a “performance-based standby letter of credit” under 12 CFR Part 3, Appendix A, Section 3(b)(2)(i) or any successor U.S. Comptroller of the Currency regulation.

“Permit” means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.

“Permitted Bond Hedge Transactions” means any and all call or capped call options (or similar derivate transaction) on Parent’s common stock purchased by Parent in connection with the issuance of any Convertible Indebtedness; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by Parent from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by Parent from the sale of such Convertible Indebtedness issued in connection with the Permitted Bond Hedge Transaction.~~¶~~

~~“Permitted Term Refinancing Debt” means any Refinancing Indebtedness with respect to which the Term Loans are the Original Indebtedness.~~

“Permitted Warrant Transactions” means any and all call options, warrants or rights to purchase (or similar derivative transaction) on Parent’s common stock sold by Parent substantially concurrently with any purchase by Parent of a related Permitted Bond Hedge Transaction.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, estate, trust, limited liability company, unincorporated association, joint venture or other entity, or a Governmental Authority.

“Pledge and Security Agreement” means the Pledge and Security Agreement dated as of May 10, 2018 executed by the Parent, the Applicants, each other Guarantor party thereto and the Collateral Agent.

“Pledged Notes” has the meaning specified in the Pledge and Security Agreement.

“Pledged Stock” has the meaning specified in the Pledge and Security Agreement.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest rate per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent).¶

“Priming Administrative Agent” has the meaning set forth in the Priming Credit Agreement.¶

“Priming Collateral Agent” has the meaning set forth in the Priming Credit Agreement.¶

“Priming Credit Agreement” means that certain Superpriority Senior Secured Credit Agreement, dated as of Amendment No. 1 Effective Date (as the same may be amended, restated, replaced, supplemented, waived or otherwise modified from time to time), among the Applicants, the Parent, the other Credit Parties, the Priming Administrative Agent, and the Priming Collateral Agent.¶

“Priming Credit Agreement Obligations” means the “Obligations” under and as defined in the Priming Credit Agreement.¶

“Priming Loan Documents” means the “Loan Documents” under and as defined in the Priming Credit Agreement.

“Projections” means those financial projections of the Parent and its Subsidiaries delivered to the Administrative Agent by the Parent in connection with the facility evidenced by this Agreement covering the Fiscal Quarters ending September 30, 2018 and December 31, 2018, and the Fiscal Years 2019 through 2022.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public-Side Participants” means Participants that do not wish to receive MNPI.

“Purchasing LC Participant” has the meaning specified in Section 11.7(a)(i)(C).

“Ratable Portion~~” or “ratably~~” means, subject to adjustment as provided in Section 2.15(f), Section 2.16(e) and Section 2.23(a)(iv), with respect to the Commitments or Obligations of any Participant at any time, the percentage obtained by dividing (i) the Commitments of such Participant at such time by (ii) the aggregate Commitments of all Participants at such time; provided that if the Commitments have been terminated, then the Ratable Portion of such Participant shall be determined based on the Ratable Portions of such Participant, and of all other Participants, immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

“Reaffirmation Agreement” means that certain Reaffirmation Agreement dated as of the Initial Utilization Date, among the Applicants, each other Subsidiary Guarantor, the Administrative Agent and acknowledged by the Collateral Agent.

“Real Property” means all Mortgaged Property and all other real property owned or leased from time to time by any Credit Party or any of its Restricted Subsidiaries.

“Refinancing Indebtedness” means, in respect of any Indebtedness (the “Original Indebtedness”), any Indebtedness that extends, renews or refinances such Original Indebtedness (or any Refinancing Indebtedness in respect thereof); provided that (a) the principal amount of such Refinancing Indebtedness shall not exceed the principal amount of such Original Indebtedness except by an amount not greater than accrued and unpaid interest, fees and premiums (if any) with respect to such Original Indebtedness and reasonable fees and expenses arising from such extension, renewal or refinancing; (b) the stated final maturity of such Refinancing Indebtedness shall not be earlier, and the weighted average life to maturity of such Refinancing Indebtedness shall not be shorter, than that of such Original Indebtedness; (c) such Refinancing Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default, customary asset sale prepayments, excess cash flow prepayments or a change in control or as and to the extent such repayment, prepayment, redemption, repurchase or defeasance would have been required pursuant to the terms of such Original Indebtedness) prior to the earlier of (i) the maturity of such Original Indebtedness and (ii) the date 91 days after the ~~third anniversary of the Initial Utilization~~Maturity Date; provided that notwithstanding the foregoing, scheduled amortization payments (however denominated) of such Refinancing Indebtedness shall be permitted so long as the weighted average life to maturity of such Refinancing Indebtedness shall be longer than the weighted average life to maturity of such

Original Indebtedness remaining as of the date of such extension, renewal or refinancing; (d) the borrower or issuer, as applicable, of such Original Indebtedness shall be the borrower or issuer, as applicable, of such Refinancing Indebtedness and none of the Parent, any Applicant or any Subsidiary shall be an obligor (including pursuant to a Guaranty Obligation) if the Parent, such Applicant or Subsidiary was not (or, in the case of after-acquired Subsidiaries, were not required to become) an obligor in respect of such Original Indebtedness, and, in each case, such Refinancing Indebtedness shall constitute an obligation of such Subsidiary or of the Applicants only to the extent of their obligations in respect of such Original Indebtedness; (e) if such Original Indebtedness shall have been subordinated to the Obligations, such Refinancing Indebtedness shall also be subordinated to the Obligations on terms not less favorable in any material respect to the Applicants; and (f) such Refinancing Indebtedness shall not be secured by any Lien on any asset other than the assets that secured such Original Indebtedness (or that would have been required to secure such Original Indebtedness pursuant to the terms thereof) or, in the event Liens securing such Original Indebtedness shall have been contractually subordinated to any Lien securing the Obligations, by any Lien that shall not have been contractually subordinated on terms not less favorable in any material respect to the Applicants.

“Refinancing Senior Notes Indebtedness” means, in respect of any Senior Notes, any Indebtedness that extends, renews or refinances such Senior Notes (or any Refinancing Senior Notes Indebtedness in respect thereof); provided that (a) the principal amount of such Refinancing Senior Notes Indebtedness shall not exceed the principal amount of such Senior Notes except by an amount not greater than accrued and unpaid interest, fees and premiums (if any) with respect to such Senior Notes and reasonable fees, expenses and premiums (if any) arising from such extension, renewal or refinancing; (b) the stated final maturity of such Refinancing Senior Notes Indebtedness shall not be earlier, and the weighted average life to maturity of such Refinancing Senior Notes Indebtedness shall not be shorter, than that of such Senior Notes; (c) such Refinancing Senior Notes Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default, customary asset sale prepayments, excess cash flow prepayments or a change in control or as and to the extent such repayment, prepayment, redemption, repurchase or defeasance would have been required pursuant to the terms of such Senior Notes) prior to the earlier of (i) the maturity of such Senior Notes and (ii) the date 91 days after the Scheduled Term Maturity Date (as defined in the Existing Credit Agreement); provided that notwithstanding the foregoing, scheduled amortization payments (however denominated) of such Refinancing Senior Notes Indebtedness shall be permitted so long as the weighted average life to maturity of such Refinancing Senior Notes Indebtedness shall be longer than the weighted average life to maturity of such Senior Notes remaining as of the date of such extension, renewal or refinancing; (d) the borrower or issuer, as applicable, of such Senior Notes shall be the borrower or issuer, as applicable, of such Refinancing Senior Notes Indebtedness and none of the Parent, any Applicant or any Subsidiary shall be an obligor (including pursuant to a Guaranty Obligation) if the Parent, such Applicant or Subsidiary was not (or, in the case of after-acquired

Subsidiaries, were not required to become) an obligor in respect of such Senior Notes, and, in each case, such Refinancing Senior Notes Indebtedness shall constitute an obligation of such Subsidiary or of the Applicants only to the extent of their obligations in respect of such Senior Notes; (e) if such Senior Notes shall have been subordinated to the Obligations, such Refinancing Senior Notes Indebtedness shall also be subordinated to the Obligations on terms not less favorable in any material respect to the Lenders; and (f) such Refinancing Senior Notes Indebtedness shall not be secured by any Lien on any asset other than the Collateral on a junior priority basis to the Liens on the Collateral securing the Obligations subject to a Junior Intercreditor Agreement.¶

“ Register” has the meaning specified in Section 11.2(c)(i).

“Regulation S-X” means Regulation S-X under the Securities Act of 1933.

“Regulation T” means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by and to brokers and dealers of securities for the purpose of purchasing or carrying margin stock (as defined therein).

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks, non-banks and non-broker lenders for the purpose of purchasing or carrying margin stock applicable to member banks of the Federal Reserve System.

“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein).

“Reimbursement Agreement” has the meaning specified in Section 2.7(e).

“Reimbursement Obligations” means all outstanding matured reimbursement or repayment obligations payable to any Issuer with respect to amounts drawn under Letters of Credit.

“Related Obligations” has the meaning specified in Section 10.8.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, representatives, attorneys, consultants, advisors and trustees of such Person and of such Person’s Affiliates.

“Release” means, with respect to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration, in each case, of any Contaminant into the indoor or outdoor environment or into or out of any property owned by such Person, including the movement of Contaminants through or in the air, soil, surface water, ground water or property and, in each case, in violation of Environmental Law.

“Remedial Action” means all actions required by any applicable Environmental Law to (a) clean up, remove, treat or in any other way address any Contaminant in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release so that a Contaminant does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

“Requirement of Law” means, with respect to any Person, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, foreign exchange control, United States foreign assets control, and currency reporting laws and regulations, now or hereafter applicable, and all licensing and other formalities, necessary for the import, export and transport of any property, including, without limitation, those required by the regulations of the Export Administration of the Bureau of Industry and Security.

“Requisite Participants” means at any time, Participants having LC Facility Exposure and unused Commitments representing more than 50% of the sum of all LC Facility Exposure outstanding and unused Commitments at such time; provided that the Commitments and LC Facility Exposure of any Defaulting Participant shall be excluded for purposes of making a determination of Requisite Participants.

“Responsible Officer” means, with respect to any Person, any of the principal executive officers, managing members, managing directors or general partners of such Person but, in any event, with respect to financial matters, the chief financial officer, treasurer, assistant treasurer or controller of such Person.

“Restricted Payment” means:

(a) any dividend, interest (exclusive of any interest paid in kind on preferred stock outstanding on the date hereof) or any other distribution or payment, whether direct or indirect, on account of any Stock or Stock Equivalents of the Parent or any of its Restricted Subsidiaries now or hereafter outstanding, except a dividend, interest or any other distribution or payment payable solely in Stock or Stock Equivalents (other than Disqualified Stock) or “in-kind” or in lieu of cash or a dividend or distribution payable solely to the Applicants or one or more of the other Subsidiary Guarantors;

(b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Stock or Stock Equivalents of the Parent or any of its Restricted Subsidiaries now or hereafter outstanding other than one payable solely to the Applicants or one or more of the other Subsidiary Guarantors; and

(c) any Investment.

“Restricted Subsidiary” means a Subsidiary that is not an Unrestricted Subsidiary. For the avoidance of doubt, the Applicants shall at all times be Restricted Subsidiaries. Except where context requires otherwise, a reference to a “Restricted Subsidiary” shall be a reference to a Restricted Subsidiary of the Parent.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.

“Sanctioned Country” means, at any time, a country or territory which is, or whose government is, the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, any EU member state, the United Kingdom or Canada, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom or Global Affairs Canada.

“SEC” means the U.S. Securities and Exchange Commission.

“Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) (i) Leverage Ratio Debt as of such day secured by a Lien on property of the Parent or any of its Restricted Subsidiaries, minus (ii) the Segregated Cash Amount to (b) EBITDA for the most recently ended four Fiscal Quarter period for which financial statements have been delivered pursuant to Section 6.1(a) or (b).

“Secured Parties” means the Participants, the Issuers, each Agent and any other holder of any Obligation.

“Security” means any Stock, Stock Equivalent, voting trust certificate, bond, debenture, promissory note or other evidence of Indebtedness, whether secured, unsecured, convertible or subordinated, or any certificate of interest, share or participation in, or any temporary or interim certificate for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing, but shall not include any evidence of the Obligations.

“Security Principles” means (A) no actions shall be required under the law of any non-U.S. jurisdiction in order to create or perfect any security interest other than (x) in respect of Mortgaged Vessels, (y) actions required under the laws of Australia, Canada, Cayman Islands, Curacao, Jersey, Leichtenstein, Panama, the Netherlands, Norway and the

United Kingdom and (z) actions reasonably requested by the Collateral Agent in any other jurisdiction taking into account (1) the materiality of the relevant Collateral, (2) the cost thereof and (3) the benefits to the Participants afforded thereby and (B) no Lien by any Person organized outside of the United States shall be made that would result in any breach of any law or regulation (or analogous restriction) of the jurisdiction of organization of such Person or result in a substantial risk to the officers or directors of such Person of a civil or criminal liability; provided that if any actions are not taken in respect of Collateral solely as a result of this sub-clause (B), the Parent shall, at the reasonable request of the Collateral Agent, diligently pursue any relevant governmental or third party consents or other authority to permit such subsidiary to create or perfect a security interest in such Collateral or to mitigate such risk of liability.

“Segregated Cash Amount” has the meaning specified in the Existing Credit Agreement as of the date hereof.

“Selling Participant” has the meaning specified in Section 11.7(a)(i)(C).¶

“Senior Intercreditor Agreement” means that certain Senior Intercreditor Agreement dated as of the Amendment No. 1 Effective Date by and among the Applicants, the Parent, the other “Grantors” party thereto from time to time, the Priming Administrative Agent, the Priming Collateral Agent, the Revolving and LC Administrative Agent (as defined in the Existing Credit Agreement), the Collateral Agent, the Term Loan Administrative Agent and the other financial institutions from time to time party thereto.

“Senior Notes” means the 10.625% Senior Notes due May 2024 issued by the U.S. Applicants.

“Solvent” means, as of any date of determination, with respect to any Person:

(a) the fair value of the property of the Person and its Subsidiaries, on a consolidated basis, is greater than the total amount of the liabilities, including contingent liabilities, of the Person and its Subsidiaries on a consolidated basis. In computing the amount of any contingent liabilities on such date, such liabilities shall have been computed at the amount that, in light of all of the facts and circumstances existing on such date, represents the amount that can be reasonably expected to become an actual or matured liability;

(b) the present fair saleable value of the assets of the Person and its Subsidiaries, on a consolidated basis, is not less than the amount that will be required to pay the probable liability of the Person and its Subsidiaries, on a consolidated basis, on their debts as they become absolute and matured;

(c) the Person and its Subsidiaries, on a consolidated basis, do not intend to incur debts or liabilities beyond their ability to pay such debts and liabilities as they mature in the ordinary course of business;

(d) the Person and its Subsidiaries, on a consolidated basis, are not engaged in business or a transaction for which their property would constitute an unreasonably small capital; and

(e) the Person and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, Contingent Obligations and other commitments as they mature in the ordinary course of business. In computing the amount of any contingent liabilities on such date, such liabilities shall have been computed at the amount that, in light of all of the facts and circumstances existing on such date, represents the amount that can be reasonably expected to become an actual or matured liability. ~~¶~~

~~“Specified Asset Sale” means (a) any Asset Sale made in reliance on clause (g), (h), (i), or (j) of Section 8.4, (b) any sale by the Parent or any of its Restricted Subsidiaries of any equity interests in any Restricted Subsidiary and (c) any issuance of Stock or Stock Equivalents by any Restricted Subsidiary, in each case of the foregoing clauses (a) through (c), resulting in aggregate Net Cash Proceeds exceeding $25,000,000.00 during any Fiscal Year. The term “Specified Asset Sale” shall not include any Insurance/Condemnation Event.~~

“Stock” means shares of capital stock (whether denominated as common stock or preferred stock), partnership or membership interests, equity participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or similar business entity, whether voting or non-voting.

“Stock Equivalents” means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable, but excluding Convertible Indebtedness.

“Sub-Participant” has the meaning specified in Section 11.2(d).

“Sub-Participant Register” has the meaning specified in Section 11.2(d).

“Subsidiary” means, with respect to any Person, a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person and in relation to a person incorporated (or established) in the Netherlands, a “dochtermaatschappij” within the meaning of section 2:24a DCC (regardless whether the shares or voting rights on the shares in such company are held directly or indirectly through another “dochtermaatschappij”). Unless otherwise specified, all references herein to a “Subsidiary”, “Restricted Subsidiary”, “Restricted Subsidiaries” or “Subsidiaries” shall refer to a Subsidiary, Restricted Subsidiary, Restricted Subsidiaries or Subsidiaries of the Parent.

“Subsidiary Guarantor” means each Guarantor other than the Parent. As of the Initial Utilization Date, each Person listed on Schedule V hereto is a Subsidiary Guarantor.

“Successor Agent” has the meaning specified in Section 10.6.

“Syndication Agents” means each of Barclays Bank PLC, Crédit Agricole Corporate and Investment Bank and ABN AMRO Capital USA LLC, in its capacity as syndication agent for the credit facility evidenced by this Agreement.

“Tax Affiliate” means, with respect to any Person, (a) any Subsidiary of such Person, and (b) any Affiliate of such Person with which such Person files or is eligible to file affiliated, consolidated, combined, unitary or other similar Tax Returns.

“Tax Return” has the meaning specified in Section 4.8.

“Taxes” has the meaning specified in Section 2.19(a).¶

“Technology Business” means, collectively, (a) the technology business segment operated by the Parent and its Subsidiaries which provides proprietary technology licenses, associated engineering services, proprietary equipment and catalysts, primarily for the petrochemical and refining industries, and (b) the engineered products business segment operated by the Parent and its Subsidiaries which provides engineered products for the oil and gas, petrochemical, power generation, water and wastewater, mining and mineral processing industries, and excluding, for the avoidance of doubt, (i) the Lummus Consultants business, (ii) the minority ownership interest in Net Power LLC owned by Lummus Technology LLC and (iii) know-how and intellectual property of the Parent and its Subsidiaries, including its patents, designs, digital infrastructure and service techniques, in each case not primarily used in the ordinary course of the business segments described in (a) and (b), which have been transferred to Lummus Technology and its affiliates pursuant to the Transfer of Proprietary Rights Agreement dated May 10, 2018 between Lummus Technology LLC and J. Ray Holdings Inc., the Transfer of Propriety Rights Agreement dated May 10, 2018 between McDermott Technology (Americas), Inc., McDermott Technology (US), Inc. and Chicago Bridge & Iron Company and the Transfer of Propriety Rights Agreement dated May 10, 2018 between Lummus Technology LLC, McDermott Technology (Americas), Inc. and McDermott Technology (US), Inc., and otherwise.

“Term Loan” has the meaning specified in the Existing Credit Agreement as of the date hereof.

“Termination Date” means the earliest of (a) the Maturity Date and (b) the date on which the termination of all the Commitments pursuant to Section 2.8 or Section 9.2 has occurred and all the Obligations have become due and payable pursuant to Section 2.8 or Section 9.2.

“Title IV Plan” means a pension plan, other than a Multiemployer Plan, covered by Title IV of ERISA and to which the Parent, any of its Subsidiaries, any Guarantor or any ERISA Affiliate has any obligation or liability (contingent or otherwise).

“Total Assets” means, on any date of determination, the consolidated total assets of the Parent and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of the Parent.¶

“Tranche B Funding Date” has the meaning set forth in the Priming Credit Agreement on the Amendment No. 1 Effective Date.

“Transactions” means the execution, delivery and performance by each Credit Party of the Credit Documents to which it is to be a party, the creation of the Liens provided for in the Collateral Documents and, in the case of the Applicants, the issuance of Letters of Credit hereunder.

“Treasury Management Arrangement” means any arrangement for credit card, cash management, clearing house, wire transfer, depository, treasury or investment services in connection with any transfer or disbursement of funds through an automated clearinghouse or on a same day or immediate or accelerated availability basis (including all monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise of the Parent or any of its Subsidiaries arising out of any cash management, clearing house, wire transfer, depository, treasury or investment services) provided to the Parent or any of its Subsidiaries. The designation of any such arrangement as a Treasury Management Arrangement shall not create in favor of the counterparty that is a party thereto any rights in connection with the management, enforcement or release of any Collateral.

“Treasury Regulations” means the final and temporary income Tax regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“U.S. Applicants” means McDermott Technology (Americas), Inc. and McDermott Technology (US), Inc.

“U.S. Subsidiary” means any Subsidiary of the Parent that is organized under the laws of the United States of America, any State thereof or the District of Columbia.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 2.19(e).

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

“Undisclosed Administration” means, in relation to a Participant or its direct or indirect parent company, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Participant or such parent company is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed; provided that such appointment does not result in or provide such Participant with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Participant (or appointed Person) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Participant.

“Undrawn Amounts” means, at any time, the aggregate undrawn face amount of all Letters of Credit outstanding at such time (or, for any Letter of Credit denominated in an Alternative Currency, the Dollar Equivalent thereof at such time).

“Unrestricted Subsidiary” means:

(a) any Captive Insurance Subsidiary;

(b) the Amazon Entity; and

(c) the North Ocean Entity until such time as the NO 105 Indebtedness is paid in full~~; and¶~~

~~(d) any other Subsidiary of the Parent (other than an Applicant) that after the Initial Utilization Date is designated by the board of directors of the Parent as an Unrestricted Subsidiary pursuant to a resolution passed by the board of directors of the Parent, but only to the extent that:¶~~

~~(i) such Subsidiary has no Indebtedness other than Non-Recourse Indebtedness;¶~~

~~(ii) except as permitted pursuant to Section 8.8, such Subsidiary is not party to any agreement, contract, arrangement or understanding with the Parent or any Restricted Subsidiary unless the terms of any such agreement or contract are, taken as a whole, no less favorable to the Parent or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Parent;¶~~

~~(iii) except for equity contribution obligations in connection with Non-Recourse Indebtedness, such Subsidiary is a Person with respect to which neither the Parent nor any of its Restricted Subsidiaries has any direct or indirect obligation (i) to subscribe for additional Stock or Stock Equivalents or (ii) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results;¶~~

~~(iv) the aggregate Fair Market Value of all outstanding Investments owned by the Parent and its Restricted Subsidiaries in the Subsidiary being so designated and any commitments to make any such Investments would be permitted under Section 8.5 as of the time of the designation;~~¶

~~(v) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing;¶~~

~~(vi) immediately before and after such designation, the Applicants shall be in pro forma compliance with Article V as of the most recent date of determination; ¶~~

~~(vii) such Subsidiary has also been designated an Unrestricted Subsidiary under any Permitted Term Refinancing Debt, any Junior Priority Indebtedness, the Senior Notes and any Refinancing Indebtedness in respect of the foregoing;¶~~

~~(viii) such Subsidiary has not previously been designated as an Unrestricted Subsidiary; and¶(ix) following any designation as an Unrestricted Subsidiary, such Unrestricted Subsidiary shall not be permitted to own, or hold an exclusive license to, any Material Intellectual Property~~.~~¶~~

~~Any designation of a Subsidiary of the Parent as an Unrestricted Subsidiary after the Initial Utilization Date will be evidenced to the Administrative Agent by filing with the Administrative Agent a certified copy of the resolution passed by the board of directors of the Parent giving effect to such designation and a certificate of a Responsible Officer of the Parent certifying that such designation complied with the preceding conditions, and any such designation shall be effective as of the effective date of such certificate.¶~~

~~If, at any time, any Unrestricted Subsidiary (other than a Captive Insurance Subsidiary or the North Ocean Entity) would fail to meet the requirements of clause (d)(i), (d)(ii),  (d)(iii), (d)(iv)  or (d)(vii) above as an Unrestricted Subsidiary, it will thereafter cease to be an Unrestricted Subsidiary for purposes of this Agreement and the other Credit Documents and any Indebtedness of such Subsidiary will be deemed to be incurred by a Restricted Subsidiary of the Parent as of such date and, if such Indebtedness is not permitted to be incurred as of such date pursuant to Section 8.1~~, ~~the Applicants will be in default of such covenant.¶~~

~~The board of directors of the Parent may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation will be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Parent of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation will only be permitted if (i) such Indebtedness is permitted pursuant to Section 8.1; and (ii) no Default or Event of Default would be in existence following such designation. Upon any such designation of an Unrestricted Subsidiary as a Restricted Subsidiary, the redesignated Subsidiary will become a Guarantor pursuant to, and if required by, Section 7.11.~~

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“Voting Stock” means Stock of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or similar controlling Persons of such Person (irrespective of whether, at the time, Stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency).

“Wholly-Owned” means, in respect of any Person, any Subsidiary of such Person, all of the Stock of which (other than director’s qualifying shares, and the like, as may be required by applicable law) is owned by such Person, either directly or indirectly through one or more Wholly-Owned Subsidiaries thereof.

“Withdrawal Liability” means, with respect to the Parent, any of its Subsidiaries, any Guarantor or any ERISA Affiliate at any time, the aggregate liability incurred (whether or not assessed) with respect to all Multiemployer Plans pursuant to Section 4201 of ERISA.

“Withholding Agent” means any Credit Party, Barclays Bank PLC, New York Branch, and any Successor Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.2 Computation of Time Periods

In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and, where applicable, the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

Section 1.3 Accounting Terms and Principles

(a) Except as set forth below, all accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in conformity with GAAP.

(b) If any change in the accounting principles used in the preparation of the most recent Financial Statements referred to in Section 6.1 is hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial

Accounting Standards Board or the American Institute of Certified Public Accountants (or any successors thereto) and such change is adopted by the Parent without objection from the Parent’s Accountants and results in a change in any of the calculations required by Article V or VIII had such accounting change not occurred, the parties hereto agree to enter into good faith negotiations in order to amend such provisions so as to equitably reflect such change with the desired result that the criteria for evaluating compliance with such covenants by the Credit Parties shall be the same after such change as if such change had not been made; provided, however, that no change in GAAP that would affect a calculation that measures compliance with any covenant contained in Article V or VIII shall be given effect until such provisions are amended to reflect such changes in GAAP.

(c) Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Account Standards 159 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Parent or any of its Subsidiaries at “fair value”, as defined therein.

Section 1.4 Certain Terms

(a) The words “herein,” “hereof” and “hereunder” and similar words refer to this Agreement as a whole, and not to any particular Article, Section, subsection or clause in this Agreement.

(b) Unless otherwise expressly indicated herein, (i) references in this Agreement to an Exhibit, Schedule, Article, Section, clause or sub-clause refer to the appropriate Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, and (iii) the words “above” and “below”, when following a reference to a clause or a sub-clause of any Credit Document, refer to a clause or sub-clause within, respectively, the same Section or clause.

(c) Each agreement defined in this Article I shall include all appendices, exhibits and schedules thereto. ~~References~~Unless otherwise specified, references in this Agreement to ~~such~~an agreement shall be to such agreement as so amended, restated, supplemented or modified, unless (i) any consent is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and such consent is not obtained or (ii) it is otherwise specified that such reference refers to such agreement as of a particular date.

(d) References in this Agreement to any statute shall be to such statute as amended or modified, together with any successor legislation, in each case in effect at the time any such reference is operative unless it is otherwise specified that such reference refers to such statute as of a particular date.

(e) The term “including” when used in any Credit Document means “including without limitation” except when used in the computation of time periods. The phrase “in the aggregate”, when used in any Credit Document, means “individually or in the aggregate,” unless otherwise expressly noted.

(f) Upon the appointment of any successor Administrative Agent pursuant to Section 10.6(a), the reference to CA CIB or Barclays, as applicable, in the definition of Dollar Equivalent shall be deemed to refer to the financial institution then acting as the Administrative Agent or one of its Affiliates if it so designates.

(g) Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of the Issuer document related thereto, provides for one or more automatic increases after such time in the stated amount thereof, the amount of such Letter of Credit shall be deemed for all purposes (other than determining the Participation Fees and Fronting Fees payable in connection with such Letter of Credit) to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time or may occur in the future.

(h) For all purposes under the Credit Documents, in connection with any division or plan under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Stock at such time.¶

(i) The phrase “unmatured or undrawn” when used in any Loan Document means that (i) the beneficiary of the applicable letter of credit, bankers’ acceptance, surety bond, performance bond, bank guarantee or other similar obligation has not made a bona fide drawing or other demand for funding under such letter of credit, bankers’ acceptance, surety bond, performance bond, bank guarantee or other similar obligation and (ii) the issuer of such letter of credit, bankers’ acceptance, surety bond, performance bond, bank guarantee or other similar obligation shall not have a favorable legal judgment to obtain cash collateral in respect thereof.

Section 1.5 Dutch Terms

(a) In relation to any entity that is incorporated, or where applicable, has its centre of main interest in the Netherlands, a reference to:

(i) a moratorium includes voorlopige surseance van betaling or surseance van betaling;

(ii) winding up, liquidation and reorganization (and any of those terms) includes an entity being declared bankrupt (failliet verklaard), dissolved (ontbonden) or subjected any to emergency ~~regulations (noodregeling) on the basis of the Dutch Act on Financial Supervision (Wet op het Financieel Toezicht~~ measures);

(iii) admit in writing its inability to pay its debts generally includes with respect to an entity the filing of any notice under section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990) (“TCA”) or section 60 paragraphs 2 and/or 3 of the Social Insurance Financing Act of the Netherlands (Wet Financiering Sociale Verzekeringen) in conjunction with section 36 of the TCA;

(iv) a security interest includes any mortgage (hypotheek), pledge (pandrecht), retention of title arrangement (eigendomsvoorbehoud), privilege (voorrecht), right of retention (recht van retentie), right to reclaim goods (recht van reclame), and any other rights in rem (zakelijke rechten) or other rights created for the purpose of granting security;

(v) all necessary corporate, limited liability company or partnership action includes without limitation, where applicable, (i) compliance with any requirements of the Dutch Works Councils Act (Wet op de ondernemingsraden) or the European Works Councils Act (Wet op de Europese ondernemingsraden) and (ii) having obtained an (x) unconditional neutral advice (advies) or unconditional positive advice, or (y) a conditional positive advice, from the competent works council.

For the purpose of this Section 1.5(a)(v):

(A)

“unconditional neutral advice” and “unconditional positive advice” shall mean an advice which can be read as an advice to execute and proceed with the proposed decision(s) as described in the request for advice; and

(B)	“conditional positive advice” shall mean an advice of which all conditions can reasonably be expected to be satisfied without having a Material Adverse Effect;

(vi) an administrator includes a bewindvoerder and a stille bewindvoerder;

(vii) a distribution or dividend includes any distribution of profits (winstuitkering) or the distribution of reserves (uitkering uit reserves);

(viii) organizational documents means a copy of:

(1)	the articles of association (statuten);

(2)	the deed of incorporation (akte van oprichting); and

(3)	an up-to-date extract (uittreksel) from the trade register (Handelsregister) of the Dutch chamber of commerce (Kamer van Koophandel); and

(b) officers include managing directors of a Dutch entity.

ARTICLE II

LETTERS OF CREDIT

Section 2.1 [Reserved]

Section 2.2 [Reserved]

Section 2.3 [Reserved]

Section 2.4 [Reserved]

Section 2.5 Letters of Credit

(a) On the terms and subject to the conditions contained in this Agreement, each Issuer agrees to Issue one or more Performance Letters of Credit at the request of, and for the account of, an Applicant to support obligations of the Parent, such Applicant, any of the Parent’s Subsidiaries or any of the Parent’s or any of its Subsidiaries’ Joint Ventures, from time to time on any Business Day during the period commencing on the Initial Utilization Date and ending on the date that is 30 days before the Maturity Date; provided that no Issuer shall Issue any Letter of Credit upon the occurrence of any of the following:

(i) any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain such Issuer from Issuing such Letter of Credit or any Requirement of Law applicable to such Issuer (including, without limitation, any applicable “know your customer” and anti-money laundering rules and regulations) or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuer shall prohibit, or request that such Issuer refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuer is not otherwise compensated) not in effect on the date of this Agreement or result in any unreimbursed loss, cost or expense that was not applicable, in effect or known to such Issuer as of the date of this Agreement and that such Issuer in good faith deems material to it;

(ii) such Issuer shall have received written notice from the Administrative Agent, any Participant or an Applicant, on or prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Section 3.2 (with respect to an Issuance on the Initial

Utilization Date) or 3.3 is not then satisfied or duly waived in accordance with Section 11.1, and such notice has not been revoked by the Person that delivered such notice;

(iii) after giving effect to the Issuance of such Letter of Credit, (x) the Letter of Credit Obligations would exceed the Commitments in effect at such time or (y) the aggregate outstanding amount of all Letters of Credit issued by such Issuer would exceed its Issuer Commitment;

(iv) [reserved];

(v) such Letter of Credit is requested to be issued in a form that is not acceptable to such Issuer, in its sole discretion exercised in a commercially reasonable manner;

(vi) with respect to any requested Letter of Credit denominated in an Alternative Currency, the relevant Issuer or the Administrative Agent shall not have approved such Issuance;

(vii) such Letter of Credit does not comply with such Issuer’s internal policies with respect thereto; ~~or~~

(viii) such Letter of Credit is a trade or commercial letter of credit or bank guarantee~~.~~ ;~~¶~~

~~No Issuer shall be required to Issue any Letter of Credit if any fees due to the applicable Issuer in connection with a requested Issuance have not been paid. For the avoidance of doubt, no Issuer shall be required to Issue any Letter of Credit other than a Performance Letter of Credit.~~¶

(ix) any condition set forth in Section 3.3 to the Priming Credit Agreement has not been met on or before the Tranche B Commitment Termination Date (as defined in the Priming Credit Agreement on the Amendment No. 1 Effective Date), Section 3.4 to the Priming Credit Agreement has not been met on or before the Tranche C Commitment Termination Date (as defined in the Priming Credit Agreement on the Amendment No. 1 Effective Date), or Section 3.5 to the Priming Credit has not been met on or before the Tranche D Commitment Termination Date (as defined in the Priming Credit Agreement on the Amendment No. 1 Effective Date); or¶

(x) such Letter of Credit is a new Letter of Credit unless the Applicants do not have sufficient availability for the issuance of the requested Letter of Credit under the Priming Credit Agreement.

Section 2.6 [Reserved]

Section 2.7 Letters of Credit Generally

(a) None of the Participants (other than the Issuers in their capacity as such and on the terms and conditions hereof) shall have any obligation to Issue any Letter of Credit.

(b) In no event shall the expiration date of any Letter of Credit be later than the earlier of (i) the date that is 12 months from the date of Issuance thereof or such later date as the applicable Issuer may agree in its sole discretion and (ii) the fifth Business Day prior to the Maturity Date or, with the approval of the applicable Issuer in its sole discretion, any date that is after the fifth Business Day prior to the Maturity Date (including after the Maturity Date); provided, however, that, if the applicable Issuer agrees in its sole discretion, any Letter of Credit with a fixed term may provide for the auto-renewal thereof for additional periods of not more than 12 months each (each, an “Auto-Renewal LC”); provided, further, that any such Auto-Renewal LC must permit the applicable Issuer to prevent any such extension at least once in each 12 month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof. If (A) any Issuance or renewal of a Letter of Credit occurs during the 12 month period prior to the Maturity Date or (B) the Parent requests (and the applicable Issuer approves) the Issuance of a Letter of Credit that expires after the fifth Business Day prior to the Maturity Date, then on or before the date that is 95 days prior to the Maturity Date (or on the date of such Issuance, if the date of such Issuance is later than the 95th day prior to the Maturity Date), the Applicants shall make arrangements acceptable to the relevant Issuer in respect of the amount of each such Letter of Credit that expires after the fifth Business Day prior to the Maturity Date (each such Letter of Credit with regard to which acceptable arrangements have been so made, an “Extended Letter of Credit”). Each Extended Letter of Credit shall, on the Maturity Date and if all Reimbursement Obligations have been repaid in full, for all purposes cease to be a Letter of Credit hereunder and the obligations (if any) of the Participants to fund or risk participate their Ratable Portions of such Extended Letters of Credit pursuant to clause (i) below shall be terminated on the Maturity Date. After the Maturity Date and the repayment in full of all Reimbursement Obligations, the terms for release of such cash collateral shall be as agreed from time to time between the Parent and the applicable Issuer; provided that in the absence of such agreement between the Parent and such Issuer, the terms of this Agreement shall, as among the Parent, the Applicants and such Issuer, continue to govern the fees, costs and expenses payable in respect of such Extended Letters of Credit.

(c) In connection with the Issuance of each Letter of Credit (or any amendment thereto), the Applicants shall give the relevant Issuer and the Administrative Agent, at least three Business Days’ (unless the relevant Issuer otherwise agrees) prior written notice, in substantially the form of Exhibit E (or in such other written or electronic form as is acceptable to such Issuer), of the requested Issuance of such Letter of Credit (a “Letter of Credit Request”); provided, that no Letter of Credit shall be required to be Issued sooner than three Business Days following the date on which the form of such Letter of Credit has been agreed by the Issuer, the relevant Applicant, and, if such Letter of Credit is to be Issued by a correspondent bank of such Issuer, the correspondent bank. Such notice shall be irrevocable on and after the Issuance of such Letter of Credit (and, prior to such Issuance, may be revoked only with the consent of the Issuer) and shall specify the Issuer of such Letter of Credit, the stated amount of the Letter of Credit requested, the date of Issuance of such requested Letter of Credit, the date on which such Letter of Credit is to expire (which date shall be a Business Day), and the Person for whose benefit the requested Letter of Credit is to be issued. Unless the relevant Issuer and Administrative Agent otherwise agree, such notice, to be effective, must be received by the relevant Issuer and the Administrative Agent not later than 11:00 a.m. (London time) on the third Business Day prior to the requested Issuance of such Letter of Credit.

(d) Subject to (x) the satisfaction of the conditions set forth in this Section 2.7 and (y) receipt from the Administrative Agent, if requested by the Issuer, of the total outstanding amount of Reimbursement Obligations at such time and any fees and expenses related to Letters of Credit that are due and payable at such time (including the amount of any outstanding requests for Issuance), the relevant Issuer shall, on the requested date, Issue a Letter of Credit on behalf of the Applicants in accordance with such Issuer’s usual and customary business practices. No Issuer shall Issue any Letter of Credit in the period commencing on the first Business Day after it receives written notice from the Administrative Agent or any Participant that one or more of the conditions precedent contained in Section 3.3 shall not on such date be satisfied, and ending when such conditions are satisfied. The relevant Issuer shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 2.5(a) and Section 3.3 have been satisfied in connection with the Issuance of any Letter of Credit.

(e) If requested by the relevant Issuer, prior to the first Issuance of a Letter of Credit by such Issuer, and as a condition of such Issuance and of the participation of each Participant in the Letter of Credit Obligations arising with respect thereto, the Applicants and Parent shall have delivered to such Issuer a letter of credit reimbursement agreement, in such form as such Issuer may employ in its ordinary course of business for its own account (a “Reimbursement Agreement”), signed by the Applicants and the Parent, and such other documents or items as may be required pursuant to the terms thereof. In the event of any conflict between the terms of any Reimbursement Agreement and this Agreement, the terms of this Agreement shall govern.

(f) Each Issuer shall:

(i) give the Administrative Agent written notice (or telephonic notice confirmed promptly thereafter in writing, which writing may be a telecopy or, if consented to by the Administrative Agent, electronic mail) of the Issuance or renewal of a Letter of Credit issued by it, of all drawings under a Letter of Credit issued by it, the payment (or the failure to pay when due) by the Applicants of any Reimbursement Obligation and of the cancellation, termination or expiration of any Letter of Credit (of which notice the Administrative Agent shall promptly notify each Participant under the LC Facility);

(ii) upon the request of any Participant, furnish to such Participant copies of any Reimbursement Agreement to which such Issuer is a party and such other documentation as may reasonably be requested by such Participant; and

(iii) no later than five Business Days following the last Business Day of each calendar quarter, provide to the Administrative Agent (and the Administrative Agent shall provide a copy to each Participant requesting the same) and the Applicants a schedule of Letters of Credit issued by it, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the aggregate Letter of Credit Obligations outstanding at the end of each calendar quarter and any information requested by the Applicants or the Administrative Agent relating thereto.

(g) [reserved].

(h) [reserved].

(i) The Applicants jointly and severally agree to pay to the Issuer of any Letter of Credit the amount of all Reimbursement Obligations owing to such Issuer in respect of any Letter of Credit in Dollars (based on the Dollar Equivalent of such payment if such payment was made in an Alternative Currency) no later than the date that is the next succeeding Business Day after the Applicants receive notice from such Issuer (or, if such notice is not received prior to 11:00 A.M. (London time) on any Business Day, then no later than 10:00 A.M. (London time) on the next succeeding Business Day) that payment has been made under such Letter of Credit, irrespective of any claim, set-off, defense or other right that any Applicant may have at any time against such Issuer or any other Person. If any Issuer makes any payment under any Letter of Credit and an Applicant shall not have repaid such amount to such Issuer pursuant to this clause (i) or any such payment in respect thereof is rescinded or set aside for any reason, such Reimbursement Obligation shall be immediately due and payable with interest thereon at the rate specified in Section 2.13(d), and such Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Issuer the amount of such Participant’s Ratable Portion in Dollars (based on the Dollar Equivalent thereof if such payment was made in an Alternative Currency) and in immediately available funds. If the Administrative Agent so notifies such Participant prior to 11:00 a.m. (London time) on any Business Day, such Participant shall make available to the Administrative Agent for the account of such Issuer its Ratable Portion of the amount of such payment on such Business Day in immediately available funds promptly, but in no event later than three Business Days from such notice. Whenever any Issuer receives from an Applicant a payment of a Reimbursement Obligation as to which the Administrative Agent has received for the account of such Issuer any payment from a Participant pursuant to this clause (i), such Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to such Participant in immediately available funds, an amount equal to such Participant’s Ratable Portion of the amount of such payment adjusted, if necessary, to reflect the respective amounts the Participants have paid in respect of such Reimbursement Obligation.

(j) Each Applicant’s obligation to pay each Reimbursement Obligation and the obligations of the Participants (except as otherwise set forth in the penultimate sentence of Section 2.7(b)) to make payments to the Administrative Agent for the account of the relevant Issuers with respect to Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, including the occurrence of any Default or Event of Default, and irrespective of any of the following:

(i) any lack of validity or enforceability of any Letter of Credit or any Credit Document, or any term or provision therein;

(ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Credit Document;

(iii) the existence of any claim, set-off, defense or other right that the Parent, any Applicant, any other party guaranteeing, or otherwise obligated with, the Parent, any Applicant, any Subsidiary or other Affiliate thereof or any other Person may at any time have against the beneficiary under any Letter of Credit, any Issuer, the Administrative Agent, any Participant or any other Person, whether in connection with this Agreement, any other Credit Document or any other related or unrelated agreement or transaction;

(iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(v) payment by the relevant Issuer under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; or

(vi) any other act or omission to act or delay of any kind of the Issuers, the Participants, the Administrative Agent or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.7, constitute a legal or equitable discharge of an Applicant’s obligations hereunder.

Any action taken or omitted to be taken by the relevant Issuer under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put such Issuer under any resulting liability to an Applicant or any Participant. In determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof, the relevant Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit, such Issuer may rely exclusively on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever. Any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in any case, be deemed not to constitute willful misconduct or gross negligence of the Issuer. Notwithstanding the foregoing, nothing in this clause (j) shall be deemed to release any Issuer from liability with respect to its gross negligence or willful misconduct.

(k) If and to the extent any Participant shall not have so made its Ratable Portion of the amount of the payment required by clause (i) above available to the Administrative Agent for the account of an Issuer, such Participant agrees to pay to the Administrative Agent for the account of such Issuer forthwith on demand any amount so unpaid together with interest thereon, for the first Business Day after payment was first due at the Federal Funds Rate, and thereafter until such amount is repaid to the Administrative Agent for the account of such Issuer, at a rate per annum equal to the sum of the Base Rate plus the Applicable Margin. The failure of any Participant to make available to the Administrative Agent for the account of an Issuer its Ratable Portion of any such payment shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of such Issuer its Ratable Portion of any payment on the date such payment is to be made, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of the relevant Issuer such other Participant’s Ratable Portion of any such payment.

(l) The Administrative Agent shall determine the Dollar Equivalent of the maximum stated amount of each Letter of Credit denominated in an Alternative Currency and each obligation due with respect thereto, and a determination thereof by the Administrative Agent shall be conclusive absent manifest error. The Dollar Equivalent of each Reimbursement Obligation with respect to a drawn Letter of Credit shall be calculated on the date the relevant Issuer pays the draw giving rise to such Reimbursement Obligation. The Administrative Agent shall determine or redetermine the Dollar Equivalent of the maximum stated amount of each Letter of Credit denominated in an Alternative Currency, as applicable, on the date of each Issuance of such Letter of Credit and at any time, in the Administrative Agent’s sole discretion. The Administrative Agent may determine or redetermine the Dollar Equivalent of any Letter of Credit denominated in an Alternative Currency at any time upon request of any Participant or Issuer.

(m) Each respective Issuer shall furnish the Administrative Agent with (i) a copy of each Letter of Credit Issued by such Issuer promptly upon the Issuance or renewal of such Letter of Credit and (ii) a copy of any amendment to such Letter of Credit promptly upon the effectiveness of such amendment.

(n) Notwithstanding anything in this Agreement to the contrary, no Issuer shall be under any obligation to Issue any Letter of Credit if any Participant is at that time a Defaulting Participant, unless such Issuer has entered into arrangements, including the delivery of cash collateral, satisfactory to such Issuer (in its sole discretion) with the Applicants to eliminate such Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.23(a)(iv)) with respect to the Defaulting Participant arising from either the Letter of Credit then proposed to be Issued or that Letter of Credit and all other Letter of Credit Obligations, as applicable, as to which such Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion.

Unless otherwise expressly agreed by the applicable Issuer and the applicable Applicant when a Letter of Credit is Issued, the rules of the ISP shall apply to each Letter of Credit.

Section 2.8 Reduction and Termination of the Commitments

(a) The Applicants may, upon at least three Business Days’ prior notice to the Administrative Agent, terminate in whole or reduce in part the unused portions of the Commitments; provided, however, that (i) each partial reduction shall be in an aggregate amount that is an integral multiple of $5,000,000.00 and (ii) each such reduction shall be made ratably in accordance with each Participant’s Commitment. A notice of termination of the Commitments may state that such notice is conditioned upon the effectiveness of other credit facilities or other financing transactions, and if any notice so states it may be revoked by the applicable Applicant by notice to the Administrative Agent on or prior to the date specified for the termination of the Commitments that the refinancing condition has not been met and the termination is to be revoked.

Section 2.9 Repayment of Reimbursement Obligations

(a) The Applicants promise to repay (in cash, in full and in immediately available funds) the entire unpaid principal amount of the Reimbursement Obligations on the Maturity Date (it being understood that other provisions of this Agreement may require all or part of such Obligations to be repaid earlier).

Section 2.10 Evidence of Debt

(a) Each Participant shall maintain in accordance with its usual practice an account or accounts evidencing Reimbursement Obligations owed to such Participant from time to time, including the amounts of principal and interest payable and paid to such Participant from time to time under this Agreement.

(b) The Administrative Agent shall maintain accounts in accordance with its usual practice in which it shall record (i) the amount of any fees or interest due and payable by the Applicants to each Participant hereunder and (ii) the amount of any sum received by the Administrative Agent hereunder from the Applicants, whether such sum constitutes interest, fees, expenses or other amounts due under the Credit Documents and each Participant’s share thereof.

(c) The entries made in the accounts maintained pursuant to clauses (a) and (b) above shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that the failure of any Participant or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Applicants to repay the Reimbursement Obligations in accordance with their terms.

Section 2.11 [Reserved]

Section 2.12 Cash Collateralization

(a) [reserved].

(b) [reserved].

(c) [reserved].

(d) [reserved].

(e) If, at any time, the aggregate principal amount of Letter of Credit Obligations exceeds the aggregate Commitments at such time, the Applicants shall within one Business Day provide cash collateral in respect of the Letter of Credit Obligations in the manner set forth in Section 9.3 in an amount equal to 105% of such excess.

(f) [reserved].

(g) Prior to or concurrently with any cash collateralization pursuant to this Section 2.12, the Applicants (i) shall notify the Administrative Agent of such cash collateralization and (ii) shall deliver to the Administrative Agent a certificate of a Responsible Officer of the Parent setting forth the calculation of the amount of the applicable cash collateralization. Each such notice shall be irrevocable and shall specify the payment date and the principal amount of each Reimbursement Obligation or portion thereof to be cash collateralized and shall be given in writing. Promptly following receipt of any such notice, the Administrative Agent shall advise the Participants of the details thereof.

Section 2.13 Interest

(a) [Reserved].

(b) Rate of Interest. The outstanding amount of all Obligations shall bear interest from the date such Obligations are due and payable until, in all cases, paid in full, except as otherwise provided in clause (d) below, at a rate per annum equal to the sum of (i) the Base Rate as in effect from time to time plus (ii) the Applicable Margin; and

(c) Interest Payments. interest accrued on the amount of all Obligations shall be payable on demand from and after the time such Obligation becomes due and payable (whether by acceleration or otherwise).

(d) Default Interest. Notwithstanding the rates of interest specified in clause (b) above or elsewhere herein, effective immediately upon the occurrence of an Event of Default and for as long thereafter as such Event of Default shall be continuing, the interest rate otherwise in effect shall increase 2.00% per annum; provided that, the applicable rates of interest with respect to overdue amounts other than Reimbursement Obligations shall be the rate specified in clause (b) above plus 2.00% per annum.

(e) Additional Reserve Requirements. The Applicants shall pay to each Participant, as long as such Participant shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment by such Participant (as determined by such Participant in good faith, which determination shall be conclusive). Such additional costs shall be due and payable 10 days from receipt by the Applicants of notice of such additional costs from such Participant (with a copy to the Administrative Agent).

Section 2.14 [Reserved]

Section 2.15 Fees

(a) [Reserved].

(b) Commitment Fees. The Applicants jointly and severally agree to pay to the Administrative Agent for the account of each Participant (except for any Defaulting Participant) a commitment fee (the “Commitment Fee”), accruing at a rate per annum equal to 0.50% on the actual daily amount by which the Commitment of such Participant exceeds such Participant’s Ratable Portion of the outstanding amount of the Letter of Credit Obligations during the period from the Effective Date until the Termination Date, payable quarterly in arrears (i) no later than the fifth Business Day after the date on which the Applicants receive an invoice for the amount of the Commitment Fees due and payable for the period and (ii) on the Termination Date.

(c) Letter of Credit Fees. The Applicants jointly and severally agree to pay the following amounts with respect to Letters of Credit issued by any Issuer:

(i) to each Issuer of a Letter of Credit, with respect to each Letter of Credit issued by such Issuer, an issuance fee of 0.25% per annum (“Fronting Fees”) of the daily maximum amount available to be drawn under such Letter of Credit (in the case of Letters of Credit denominated in a currency other than Dollars, based on the Dollar Equivalent of such amount on the last Business Day of such calendar quarter), payable quarterly in arrears (A) no later than the fifth Business Day after the date on which the Applicants receive an invoice for the amount of the Fronting Fees due and payable for the period and (B) on the Termination Date;

(ii) to the Administrative Agent for the account and ratable benefit of the Participants (except for any Defaulting Participant that has not provided cash collateral satisfactory to the applicable Issuers pursuant to Section 2.7(n)), with respect to each Letter of Credit (but excluding that portion of any such Letter of Credit that has been cash collateralized by the Applicants pursuant to Section 2.7(n) as a result of any Defaulting Participant), a fee (the “Participation Fee”) accruing at a rate per annum equal to (i) for Letters of Credit (other than (x) Letters of Credit issued after the Amendment No. 1 Effective Date and (y) with respect to Letters of Credit outstanding on the Amendment No. 1 Effective Date (the “Existing Letters of Credit”) the amount of any increase after the Amendment No. 1 Effective Date to the available amount to be drawn thereunder), the Applicable LC Fee Rate at such time and (ii) (1) for Letters of Credit issued after the Amendment No. 1 Effective Date and (2) with respect to Existing Letters of Credit, the amount of any increase after the Amendment No. 1 Effective Date to the available amount to be drawn thereunder, 5.00%, in each case, on the daily maximum amount available to be drawn under such Letter of Credit or the increase of the daily maximum amount available to be drawn under such Letter of Credit, as applicable (in any case, in the case of any Letter of Credit denominated in a currency other than Dollars, based on the Dollar Equivalent of such amount on the last Business Day of such calendar quarter) payable quarterly in arrears (x) no later than the fifth Business Day after the date on which the Applicants receive an invoice for the amount of the Participation Fees due and payable for the period and (y) on the Termination Date, as applicable; provided, however, that during the continuance of an Event of Default, such fee shall be increased by 2.00% per annum and shall be payable on demand upon the election of the Requisite Participants (except, in each case, if an Event of Default has occurred under Section 9.1(a) or (f), in which case such increase shall be immediate); and

(iii) to the Issuer of any Letter of Credit, with respect to the Issuance, amendment or transfer of each Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with such Issuer’s standard schedule for such charges in effect at the time of Issuance, amendment, transfer or drawing, as the case may be.

(d) [Reserved].

(e) Additional Fees. The Parent and the Applicants have agreed to pay to the Agents, the Arrangers, the Bookrunners and the Participants additional fees, the amount and dates of payment of which are embodied in certain fee letters executed and delivered by the Parent or any Applicants in connection with this Agreement and as may otherwise have been separately agreed upon by the Parent or any Applicant in writing in connection herewith or therewith, including those fees set forth in the Agency Fee Letter.

(f) Payment of Fees to Participants. The Administrative Agent hereby agrees to pay to each Participant such Participant’s Ratable Portion of the Commitment Fees, the Participation Fee and any other fees payable to the Administrative Agent for the benefit of the Participants, as applicable, received by the Administrative Agent in its capacity as such, promptly following receipt of each of the same from (and only to the extent each such fee is received from) the Applicants or any other Credit Party; provided that (i) the Ratable Portion of any Commitment Fee shall be calculated without giving effect to the Commitment of any Defaulting Participant and (ii) any Participation Fees otherwise payable for the account of a Defaulting Participant with respect to any Letter of Credit as to which neither such Defaulting Participant nor the Applicant has provided cash collateral satisfactory to the relevant Issuer pursuant to Section 2.7(n) shall be payable, to the maximum extent permitted by applicable law, to the other Participants in accordance with the upward adjustments in their respective Ratable Portions allocable to such Letter of Credit pursuant to Section 2.23(a)(iv), with the balance of such fee, if any, payable to the relevant Issuer for its own account.

Section 2.16 Payments and Computations

(a) The Applicants shall make each payment hereunder (including fees and expenses) not later than 3:00 p.m. (London time) on the day when due, in Dollars, to the Administrative Agent at its address referred to in Section 11.8 in immediately available funds without set-off or counterclaim. The Administrative Agent shall promptly thereafter cause to be distributed immediately available funds relating to the payment of principal, interest or fees to the applicable Participants, in accordance with the application of payments set forth in clauses (e) or (f) below, as applicable, for the account of their respective Applicable Offices; provided, however, that amounts payable pursuant to Section 2.18, Section 2.19 or Section 2.17(c) or (d) shall be paid only to any affected Participant. Payments received by the Administrative Agent after 3:00 p.m. (London time) shall be deemed (in the Administrative Agent’s sole discretion) to be received on the next Business Day.

(b) All computations of interest and of fees shall be made by the Administrative Agent on the basis of the actual number of days elapsed (in each case calculated to include the first day but exclude the last day) (i) over a year of 365 or 366 days, as the case may be, in the case of interest accruing at the Base Rate when the Base Rate is determined by reference to the Prime Rate, and (ii) over a year of 360 days at all other times. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

(c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that if such extension would cause payment to be made in the next calendar month, such payment shall be made on the immediately preceding Business Day.

(d) [Reserved].

(e) Subject to the provisions of clause (f) below and the provisions of Section 2.12 with respect to the application of mandatory prepayments and Section 2.23, all payments and any other amounts received by the Administrative Agent from or for the benefit of any Applicant shall be applied as follows: first, to pay any portion of the Obligations the Administrative Agent may have advanced pursuant to the express provisions of this Agreement and which have not been reimbursed, second, to pay all other Obligations then due and payable, and third, as the Applicants so designate.

(f) Each Applicant hereby irrevocably waives the right to direct the application of any and all payments in respect of the Obligations and any net proceeds of Collateral after the occurrence and during the continuance of an Event of Default, whether from a Credit Party’s sale of Collateral or the Collateral Agent’s or any Secured Party’s receipt of proceeds from any exercise of remedies, and each Applicant and each Participant agrees that, during such time, the Administrative Agent and the Collateral Agent may, and upon either (A) the written direction of the Requisite Participants or (B) the acceleration of the Obligations pursuant to Section 9.2 shall, apply all payments in respect of any Obligations and all other proceeds of Collateral, in the following order (subject to any adjustments under Section 2.23(a)(ii)):

first, to pay Obligations in respect of any expense reimbursements or indemnities and any fees then due to the Administrative Agent, the Collateral Agent and the Issuers;

second, to pay Obligations in respect of any expense reimbursements or indemnities and any fees then due to the Participants;

third, to pay interest on and then principal of the Reimbursement Obligations owed to any Issuer for which such Issuer has not then been reimbursed by any Participant or the Applicants; and

fourth, to pay or prepay Reimbursement Obligations and other Obligations and to provide cash collateral for outstanding Undrawn Amounts in the manner described in Section 9.3, ratably to the aggregate amount of such Reimbursement Obligations and Undrawn Amounts;

provided, however, that if sufficient funds are not available to fund all payments to be made in respect of any Obligation described in any of clauses first through fourth above, the available funds being applied with respect to any such Obligation (unless otherwise specified in such clause) shall be allocated to the payment of such Obligations ratably, based on the proportion of the interest of the Agent, Participant, Issuer or other Person holding such Obligations in the aggregate outstanding Obligations described in such clauses.

If any Secured Party collects or receives any amounts or obtains any payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) on account of the Obligations to which it is not entitled under or in excess of the amount it would be entitled under this Section 2.16(f) if such payment had been received by the Administrative Agent or the Collateral Agent, such Secured Party shall hold the same in trust for the applicable Secured Parties entitled thereto and shall forthwith deliver the same to the

Collateral Agent, for the account of such Secured Parties, to be applied in accordance with this Section 2.16(f), in each case until the prior payment in full in cash of the applicable Obligations of such Secured Parties.

Section 2.17 Special Provisions

(a) [Reserved].

(b) [Reserved].

(c) Change in Law. If at any time any Participant or an Issuer determines that any Change in Law (including any change by way of imposition or increase of reserve requirements included in determining the Eurodollar Rate) shall subject any Participant or any Issuer to any Tax (except for Taxes or Other Taxes indemnifiable pursuant to Section 2.19) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital and the result of any of the foregoing shall be to increase the cost to such Participant or Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Participant or Issuer hereunder with respect to a Letter of Credit (whether of principal, interest or any other amount) then the Applicants shall from time to time, upon demand by such Participant or such Issuer (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Participant or such Issuer additional amounts sufficient to compensate such Participant or such Issuer for such additional cost incurred or reduction suffered. A certificate as to the amount of such increased cost shall be, together with supporting documents, submitted to the Applicants and the Administrative Agent by such Participant or such Issuer and shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, except to the extent, if any, the change (or compliance) referred to in such certificate shall be retroactive, the Applicants shall not be required to compensate a Participant or an Issuer pursuant to this clause (c) for any increased costs or reduction incurred more than 180 days prior to the date of such certificate. The Applicants shall pay such Participant or such Issuer the amount shown as due on any such certificate within 30 days after its receipt of the same. Notwithstanding the foregoing, no Person shall be entitled to demand compensation for any additional cost or reduction pursuant to this Section 2.17(c) if it is not the general policy or practice of such Person to demand it in similar circumstances under comparable provisions of other credit agreements (as reasonably determined by such Person).

(d) [Reserved].

(e) [Reserved].

(f) Without prejudice to the survival of any other agreement of the Applicants hereunder, the agreements and obligations of the Applicants under this Section 2.17 shall survive the termination of this Agreement, the Commitments and the repayment, and the satisfaction or discharge of the Obligations.

Section 2.18 Capital Adequacy

If at any time any Participant or any Issuer determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Participant’s or such Issuer’s (or any Person controlling such Participant’s or such Issuer’s) capital as a consequence of its obligations hereunder, under or in respect of any Letter of Credit to a level below that which such Participant or such Issuer or Person could have achieved but for such Change in Law, then, upon demand from time to time by such Participant or such Issuer, the Applicants shall pay to the Administrative Agent for the account of such Participant or such Issuer, from time to time as specified by such Participant or such Issuer, additional amounts sufficient to compensate such Participant or such Issuer for such reduction. A certificate as to such amounts setting forth in reasonable detail the basis for such demand and a calculation for such amount shall be submitted to the Applicants and the Administrative Agent by such Participant or the applicable Issuer and shall be conclusive and binding for all purposes absent manifest error; provided that no such certificate need disclose any information that is sensitive, confidential or legally restricted. Notwithstanding the foregoing, except to the extent, if any, the change (or compliance) referred to in any such certificate shall be retroactive, the Applicants shall not be required to compensate a Participant or the applicable Issuer pursuant to this Section 2.18 for any reduction in rates of return with respect to any period prior to the date that is 180 days prior to the date of each such certificate. Without prejudice to the survival of any other agreement of the Applicants hereunder, the agreements and obligations of the Applicants under this Section 2.18 shall survive the termination of this Agreement, the Commitments and the repayment, and the satisfaction or discharge of the Obligations.

Section 2.19 Taxes

(a) All payments by or on account of any obligation of any Credit Party to or for the account of any Participant or Issuer or the Administrative Agent hereunder or under each Credit Document shall be made free and clear of and without deduction or withholding for any and all taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto (“Taxes”), except pursuant to a Requirement of Law (which for purposes of this Section 2.19 shall include FATCA). If a Withholding Agent shall be required by law (as determined in the good faith discretion of such Withholding Agent) to deduct or withhold any Taxes from or in respect of any such payment to any Participant or the Administrative Agent then, (i) the applicable Withholding Agent shall be entitled to make such deductions or withholdings, (ii) the applicable Withholding Agent shall timely pay the full amount withheld or deducted by it to the relevant Governmental Authority in accordance with the applicable Requirement of Law, and (iii) the applicable Withholding Agent shall furnish to the Administrative Agent (in case the applicable Withholding Agent is a Credit Party) or to the Applicants (in case the applicable Withholding Agent is the Administrative Agent) the original or a certified copy of a receipt evidencing payment thereof, a copy of the return reporting such payment, or other evidence of such payment reasonably satisfactory to the Administrative Agent or the Applicants (as applicable) within 30 days after such payment is made. In addition, in the case of any Taxes or Other Taxes (as defined below) that are, in either case, (i) deducted or withheld by a Withholding Agent pursuant to the immediately preceding sentence and (ii) not an Excluded Tax, the sum payable by the Applicants under the applicable Credit Document shall be increased as necessary so that after making all such required deductions or withholdings for such Taxes or Other Taxes (including deductions applicable to additional sums payable under this Section 2.19) such Participant or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made.

(b) In addition, the Applicants shall timely pay to the relevant Governmental Authority any stamp, court or documentary, intangible, recording, filing or similar Taxes (including any interest, additions to Tax or penalties applicable thereto), in each case arising from any payment made under any Credit Document or from the execution, delivery or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.20) (“Other Taxes”) or, at the option of the Administrative Agent, timely reimburse it for the payment of Other Taxes.

(c) The Applicants hereby agree to indemnify, jointly and severally, the Administrative Agent, each Issuer and each Participant, for the full amount of Taxes (other than Excluded Taxes) imposed on or with respect to a payment made by or on account of an obligation of any Credit Party under any Credit Document or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this Section 2.19(c)) deducted or withheld by the Applicants or paid by the Administrative Agent or such Participant and any penalties, interest and reasonable expenses arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted. Payments due under this indemnification shall be made within 10 days of the date the Administrative Agent or such Participant makes demand therefor. A certificate as to the amount of such payment or liability delivered to the Applicants by a Participant or the Administrative Agent on its own behalf or on behalf of a Participant or any other Administrative Agent, shall be conclusive absent manifest error.

(d) Without prejudice to the survival of any other agreement of the Applicants hereunder, the agreements and obligations of the parties contained in this Section 2.19 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Participant, the termination of this Agreement, the Commitments and the repayment, and the satisfaction or discharge of the Obligations.

(e)(i) Any Participant (including, solely for this purpose, the Administrative Agent and the Issuer) that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver, to the Applicants and the Administrative Agent, at the time or times reasonably requested by the Applicants or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Applicants or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.

In addition, any Participant, if reasonably requested by the Applicants or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Applicants or the Administrative Agent as will enable the Applicants or the Administrative Agent to determine whether or not such Participant is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in sub-clause (ii)(A), (B) or (D) below) shall not be required if in the Participant’s reasonable judgment such completion, execution or submission would subject such Participant to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Participant.

(ii) Without limiting the generality of the foregoing, in the event that an Applicant is a “United States Person” as defined in Section 7701(a)(30) of the Code,

(A)

any Participant that is a United States Person shall deliver to the Applicants and the Administrative Agent on or prior to the date on which such Participant becomes a Participant under this Agreement (and from time to time thereafter upon the reasonable request of the Applicants or the Administrative Agent), properly completed and executed copies of IRS Form W-9 certifying that such Participant is exempt from U.S. federal backup withholding Tax;

(B)

any non-U.S. Participant shall, to the extent it is legally entitled to do so, deliver to the Applicants and the Administrative Agent (in such number of copies as shall be requested by the applicable recipient) on or prior to the date on which such non-U.S. Participant becomes a Participant under this Agreement (and from time to time thereafter upon the reasonable request of the Applicants or the Administrative Agent), whichever of the following is applicable:

(1)

in the case of a non-U.S. Participant claiming the benefits of an income Tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, properly completed and executed copies of IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such Tax treaty and (y) with respect to any other applicable payments under any Credit Document, properly completed and executed copies of IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such Tax treaty;

(2)	properly completed and executed copies of IRS Form W-8ECI;

(3)

in the case of a non-U.S. Participant claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such non-U.S. Participant is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Applicant within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) properly completed and executed copies of IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable; or

(4)

to the extent a non-U.S. Participant is not the beneficial owner, properly completed and executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the non-U.S. Participant is a partnership and one or more direct or indirect partners of such non-U.S. Participant are claiming the portfolio interest exemption, such non-U.S. Participant may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner;

(C)

any non-U.S. Participant shall, to the extent it is legally entitled to do so, deliver to the Applicants and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such non-U.S. Participant becomes a Participant under this Agreement (and from time to time thereafter upon the reasonable request of the Applicants or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Applicants or the Administrative Agent to determine the withholding or deduction required to be made.

(D)

If a payment made to a Participant under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Participant were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Participant shall deliver to the Applicants and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Applicants or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code), and such additional documentation reasonably requested by the Applicants or the Administrative Agent as may be necessary for the Applicants and the Administrative Agent to comply with their obligations under FATCA and to determine that such Participant has complied with such Participant’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this sub-clause (D), “FATCA” shall include any amendments made to FATCA after the date of this agreement.

Each Participant agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Applicants and the Administrative Agent in writing of its legal inability to do so.

(f) If any Participant, Issuer or the Administrative Agent receives a refund (or a credit claimed in lieu of a refund) in respect of any Taxes or Other Taxes as to which it has received a payment from or has been indemnified by a Credit Party pursuant to this Section 2.19 or a similar provision of any Credit Document, which refund or credit in solely the good faith judgment of such Participant or Issuer or the Administrative Agent, as the case may be, is attributable to such payment or indemnification made by the Credit Party or the associated Tax or Other Tax, it shall notify the Applicants of such receipt and shall, within 30 days after the later of the receipt of a written request by the Applicants or the receipt or application of such refund or credit (unless such Participant reasonably expects that it shall be required to repay such refund or credit to the relevant Governmental Authority), pay the amount of such refund or credit to the Applicants, net of all out-of-pocket expenses of such Participant and Taxes imposed on the Participant or Issuer or Administrative Agent with respect to such amounts, without interest thereon and subject to

Section 11.6; provided, however, that the Applicants jointly and severally agree to return such refund or credit paid by the Participant, Issuer or the Administrative Agent pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Participant or Issuer or the Administrative Agent within 30 days after receipt of written notice in the event that such Participant or Issuer or the Administrative Agent is required to repay such refund or credit to the relevant Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will a Participant or Issuer or the Administrative Agent be required to pay any amount to any Credit Party pursuant to this paragraph (f) the payment of which would place the Participant or Issuer or the Administrative Agent in a less favorable net after-Tax position than the Participant or Issuer or the Administrative Agent would have been in if the Tax subject to indemnification and giving rise to such refund or credit had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. Nothing contained in this Section 2.19 shall require any Participant or the Administrative Agent to make available to any Credit Party any Tax Return or any other document containing information that it deems to be confidential.

Section 2.20 Substitution of Participants

If (a)(i) any Participant makes a claim under Section 2.17(c) or 2.18, (ii) [reserved], (iii) the Applicants are required to make any payment pursuant to Section 2.19 that is attributable to a particular Participant, or (iv) any Participant becomes a Defaulting Participant, (b) [reserved], and (c) in the case of clause (a)(i) above, Participants holding at least 75% of the Commitments are not subject to such increased costs or illegality, payment or proceedings (any such Participant, an “Affected Participant”), the Applicants may, at Applicants’ sole effort and expense, substitute another financial institution for such Affected Participant hereunder, upon reasonable prior written notice (which written notice must be given within 90 days following the notification to the Applicants of any applicable event described in clauses (a)(i), (iii) or (iv) above) by the Applicants to the Administrative Agent and the Affected Participant that the Applicants intend to make such substitution. A substitute financial institution (x) must be an Eligible Assignee and (y) if not already a Participant in respect of the LC Facility, must be acceptable to the Administrative Agent and each Issuer (each such consent not to be unreasonably withheld, conditioned or delayed); provided, however, that, if more than one Participant claims increased costs, illegality or right to payment arising from the same act or condition and such claims are received by the Applicants within 30 days of each other, then the Applicants may substitute all, but not (except to the extent the Applicants have already substituted one of such Affected Participants before the Applicants’ receipt of the other Affected Participants’ claim) less than all, Participants making such claims. If the proposed substitute financial institution or other entity meets the conditions set forth in clauses (x) and (y) above and the written notice was properly issued under this Section 2.20, the Affected Participant shall sell and the substitute financial institution or other entity shall purchase, at par plus accrued interest and Participation Fees, all rights and claims of such Affected Participant under the Credit Documents and such substitute financial institution or other entity shall assume, and the Affected Participant shall be relieved of, its Commitments and all other prior unperformed obligations of the Affected Participant under the Credit Documents (other than in respect of any damages (other than exemplary or punitive damages, to the extent permitted by applicable law) in respect of any such unperformed obligations). Such Affected Participant, upon the effectiveness of such sale, purchase and assumption (that, in any event shall be conditioned upon the payment in full by the Applicants in cash of all fees, unreimbursed costs and expenses and indemnities accrued and unpaid through such effective date to such Affected Participant), the substitute financial institution or other entity shall become a “Participant” hereunder in respect of the LC Facility for all purposes of this Agreement (x) having a Commitment in the amount of such Affected Participant’s Commitment assumed by it (if any) and such Commitment of the Affected Participant shall be terminated and (y) holding the amount of Reimbursement Obligations held by the Affected Participant; provided, however, that all indemnities under the Credit Documents shall continue in favor of such Affected Participant. Such Affected Participant shall execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence such transfer; provided, however, that the failure of the Affected Participant to execute and deliver such Assignment and Acceptance shall not invalidate such assignment, and such Assignment and Acceptance shall be deemed to be executed and delivered upon receipt by such Affected Participant of such payment in full.

Section 2.21 Mitigation

If any Participant requests compensation under Section 2.17(c), or requires the Applicants to pay any Taxes or additional amounts to any Participant, the Administrative Agent or any Governmental Authority for the account of any Participant pursuant to Section 2.19, then such Participant shall (at the request of the Applicants) use reasonable efforts to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Participant, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.17(c) or 2.19, as the case may be, in the future, and (ii) would not subject such Participant to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Participant. The Applicants hereby agree to pay all reasonable costs and expenses incurred by any Participant in connection with any such designation or assignment.

Section 2.22 Cash Collateral

(a) Certain Credit Support Events. At any time that there shall exist a Defaulting Participant, promptly (but in any event within five Business Days) after the request of the Administrative Agent or any Issuer, the Applicants shall deliver to the Collateral Agent cash collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.23(a)(iv) and any cash collateral provided by the Defaulting Participant).

(b) Grant of Security Interest. All cash collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked deposit accounts at the Collateral Agent (including, in the case of cash collateral provided pursuant to Section 9.3, the Cash Collateral Account). To the extent provided by the Applicants, the Applicants, and to the extent provided by any Participant, such Participant, hereby grants to (and subjects to the control of) the Collateral Agent, for the benefit of the Collateral Agent, the Administrative Agent, the Issuers and the Participants, a security interest in all such cash, deposit accounts and all balances therein, and in all proceeds of the foregoing, and to maintain such security interest as a first-priority security interest, all as security for the obligations to which such cash collateral may be applied pursuant to clause (c) below. If at any time the Collateral Agent determines that cash collateral is subject to any right or claim of any Person other than the Collateral Agent as herein provided, or that the total amount of such cash collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Applicants or the relevant Defaulting Participant will, promptly (but in any event within 5 Business Days) after demand by the Collateral Agent, pay or provide to the Collateral Agent additional cash collateral in an amount sufficient to eliminate such deficiency.

(c) Application. Notwithstanding anything to the contrary contained in this Agreement, cash collateral provided under this Section 2.22 or Section 2.5, Section 2.7, Section 2.12, Section 2.16, Section 2.23, or Section 9.3 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific Letter of Credit Obligations, obligations to fund participations therein (including, as to cash collateral provided by a Defaulting Participant, any interest accrued on such obligation) and other obligations for which such cash collateral was so provided, prior to any other application of such property as may be provided for herein.

(d) Release. Cash collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Participant status of the Participant (or, as appropriate, its assignee following compliance with Section 11.2(b)(iv)) or (ii) the Collateral Agent’s good faith determination that there exists excess cash collateral; provided, however, that (x) cash collateral furnished by or on behalf of a Credit Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.22 may be otherwise applied in accordance with Section 2.16(e) and (f)), and (y) the Person providing cash collateral and the relevant Issuer may agree that cash collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

Section 2.23 Defaulting Participants

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Participant becomes a Defaulting Participant, then, until such time as that Participant is no longer a Defaulting Participant, to the extent permitted by applicable law:

(i) Waivers and Amendments. Each Participant hereby agrees that notwithstanding anything to the contrary herein, no Defaulting Participant shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and each Participant hereby agrees that any amendment, waiver or consent which by its terms requires the consent of all Participants or each affected Participant may be effected with the consent of the Participants other than Defaulting Participants), except as provided in the last sentence of Section 11.1(a).

(ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Participant (whether voluntary or mandatory, at maturity, pursuant to Section 2.12 or otherwise, and including any amounts made available to the Administrative Agent by the Defaulting Participant pursuant to Section 11.6), shall be applied at such time or times as may be determined by the Administrative Agent as follows:

first, to the payment of any amounts owing by that Defaulting Participant to the Administrative Agent hereunder;

second, to the payment on a pro rata basis of any amounts owing by that Defaulting Participant to an Issuer hereunder;

third, if so determined by the Administrative Agent or requested by an Issuer, to be held as cash collateral for future funding obligations of that Defaulting Participant of any participation in any Letter of Credit;

fourth, to the payment of any amounts owing to the other Participants or Issuers as a result of any judgment of a court of competent jurisdiction obtained by any Participant or any Issuer against that Defaulting Participant as a result of that Defaulting Participant’s breach of its obligations under this Agreement;

fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Applicants as a result of any judgment of a court of competent jurisdiction obtained by the Applicants against that Defaulting Participant as a result of that Defaulting Participant’s breach of its obligations under this Agreement; and

sixth, to that Defaulting Participant or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Reimbursement Obligations in respect of which that Defaulting Participant has not fully funded its appropriate share and (y) such Reimbursement Obligations were made at a time when the conditions set forth in Section 3.3 were satisfied or waived, such payment shall be applied solely to pay the Reimbursement Obligations owed to all Non-Defaulting Participants on a pro rata basis prior to being applied to the payment of any Reimbursement Obligations owed to that Defaulting Participant.

Any payments, prepayments or other amounts paid or payable to a Defaulting Participant that are applied (or held) to pay amounts owed by a Defaulting Participant or to post cash collateral pursuant to this Section 2.23(a)(ii) shall be deemed paid to and redirected by that Defaulting Participant, and each Participant irrevocably consents hereto.

(iii) Certain Fees. (x) No Defaulting Participant shall be entitled to receive any Commitment Fee for any period during which that Participant is a Defaulting Participant (and the Applicants shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Participant) and (y) each Defaulting Participant shall be limited in its right to receive Participation Fees as provided in Section 2.15(c)(ii).

(iv) Reallocation of Ratable Portions to Reduce Fronting Exposure. During any period in which there is a Defaulting Participant, for purposes of computing the amount of the obligation of each Non-Defaulting Participant to acquire, refinance or fund participations in Letters of Credit pursuant to Section 2.7, the “Ratable Portion” of each Non-Defaulting Participant shall be computed without giving effect to the Commitment of that Defaulting Participant; provided that, (i) each such reallocation shall be given effect only if, at the date the Participant becomes a Defaulting Participant, no Default or Event of Default exists; and (ii) the aggregate obligation of a Non-Defaulting Participant to acquire, refinance or fund participations in Letters of Credit shall not exceed the positive difference, if any, of (1) the Commitments of that Non-Defaulting Participant minus (2) the aggregate Letter of Credit Obligations of that Participant.

(b) Defaulting Participant Cure. If the Applicants, the Administrative Agent and the Issuers agree in writing in their sole discretion that a Defaulting Participant should no longer be deemed to be a Defaulting Participant, the Administrative Agent will so notify the Applicants, the Participants and the Issuers, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Participant will, to the extent applicable, purchase that portion of outstanding Letter of Credit Obligations of the other Participants and take such other actions as the Administrative Agent may determine to be necessary to cause the Letter of Credit Obligations and participations in Letters of Credit to be held on a pro rata basis by the Participants in accordance with their Ratable Portions (without giving effect to clause (a)(iv) above), whereupon that Participant will cease to be a Defaulting Participant; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Applicants while that Participant was a Defaulting Participant; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Participant to Non-Defaulting Participant and no assignment by a Defaulting Participant will constitute a waiver or release of any claim of any party hereunder arising from that Participant’s having been a Defaulting Participant.

(c) Replacement of Defaulting Participants. If any Participant is a Defaulting Participant, then the Applicants may, at their sole expense and effort, upon notice to such Participant and the Administrative Agent, require such Participant to be replaced in accordance with Section 2.20.

Section 2.24 Incremental Facility Commitments

(a) [reserved].

(b) From time to time, following the Initial Utilization Date and prior to the Termination Date, the Applicants may by written notice to the Administrative Agent request to incur incremental commitments consisting of one or more increases to the LC Facility (each, an “Incremental Facility”, and any additional Commitment provided pursuant to any Incremental Facility, a “New Incremental Commitment”) in an aggregate amount not to exceed the Available Floating LC Amount.

(c) Each notice described in Section 2.24(b) shall specify (i) the date (each, an “Increased Amount Date”) on which the Applicants propose that the applicable Incremental Facility shall be effective, which shall be a date not less than 10 Business Days after the date on which such notice is delivered to the Administrative Agent and (ii) the identity of each Participant or other Person that is an Eligible Assignee (each such other Person, a “New Participant”) to whom the Applicants propose any portion of such Incremental Facility be allocated and the amounts of such allocations; provided that the Administrative Agent may elect or decline to arrange such Incremental Facility in its sole discretion and any Participant approached to provide all or a portion of the Incremental Facility may elect or decline, in its sole discretion, to increase its existing Commitment by providing a New Incremental Commitment.

(d) Such New Incremental Commitments shall become effective, as of such Increased Amount Date; provided that:

(i) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to such Incremental Facility;

(ii) the representations and warranties set forth in Article IV and in the other Credit Documents that have no materiality or Material Adverse Effect qualification shall be true and correct in all material respects and the representations and warranties set forth in Article IV and in the other Credit Documents that have a materiality or Material Adverse Effect qualification shall be true and correct in all respects, in each case with the same effect as though made on and as of the Increased Amount Date or, to the extent such representations and warranties expressly relate to an earlier date, as of such earlier date;

(iii) the Applicant shall be in compliance with each of the covenants set forth in Article V on a pro forma basis on the date of incurrence and for the most recent determination period after giving effect to such Incremental Facility;

(iv) [reserved];

(v) each New Incremental Commitment shall be effected pursuant to an increase and joinder agreement (an “Increase and Joinder Agreement”) in form and substance acceptable to the Administrative Agent and each Issuer in its reasonable discretion, which Increase and Joinder Agreement may provide for an increase in the fees or interest rates applicable to all relevant Obligations, executed and delivered by the Applicants, any existing Participant providing a New Incremental Commitment, any New Participant providing a New Incremental Commitment and the Administrative Agent and the Issuers, and which shall be recorded in the Register, and each New Participant shall be subject to the requirements set forth in Section 2.17(f);

(vi) [reserved];

(vii) the Applicants shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Administrative Agent in connection with the New Incremental Commitments; and

(viii) the Applicants shall make any payments required pursuant to and in accordance with Section 2.16(e) in connection with the New Incremental Commitments.

Notwithstanding anything herein to the contrary, the Issuers shall have approved the New Incremental Commitments allocated to each Participant thereunder (such approval (other than with respect to Barclays, in its capacity as an Issuer, which shall be in Barclays’ sole discretion as an Issuer) not to be unreasonably withheld, delayed or conditioned), including with respect to the New Incremental Commitments allocated to each existing Participant providing a New Incremental Commitment and each New Participant.

(e) On the Increased Amount Date, subject to the satisfaction of the foregoing terms and conditions, (i) each of the existing Participants shall assign to each of the New Participants, and each of the New Participants shall purchase from each of the existing Participants, at the principal amount thereof (together with accrued interest), such interests in the Letter of Credit Obligations outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Letter of Credit Obligations will be held by existing Participants and New Participants ratably in accordance with their Commitments after giving effect to the applicable Incremental Facility, (ii) each New Incremental Commitment shall be deemed for all purposes a Commitment, (iii) each New Participant shall become a Participant with respect to its New Incremental Commitment and all matters relating thereto and all other matters under this Agreement, and (iv) the Administrative Agent shall notify the Participants (including any New Participants) of the effectiveness of the applicable Incremental Facility and each Participant’s interests in the outstanding Letter of Credit Obligations after giving effect to the assignments contemplated by this Section 2.24.

(f) Except as expressly contemplated in this Section 2.24, the terms and provisions of the New Incremental Commitments shall be identical to the existing Commitments.

(g) Each Increase and Joinder Agreement may, without the consent of any other Participants, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the opinion of the Administrative Agent to effect the provision of this Section 2.24.~~¶~~

~~Section 2.25 Extension Offers¶~~

~~(a) The Applicants may on one or more occasions, by written notice to the Administrative Agent, make one or more offers (each, an “Extension Offer”) to all the Participants in respect of any tranche under this LC Facility, on the same terms and conditions to each such Participant, to make one or more Extension Permitted Amendments pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Applicants. Such notice shall set forth (i) the terms and conditions of the requested Extension Permitted Amendment and (ii) the date on which such Extension Permitted Amendment is requested to become effective (which shall not be less than 10 Business Days nor more than 30 Business Days after the date of such notice, unless otherwise agreed to by the Administrative Agent). Extension Permitted Amendments shall become effective only with respect to the Commitments of the Participants that accept the applicable Extension Offer (such Participants, the “Extending Participants”) and, in the case of any Extending Participant, only with respect to such Participant’s Commitments as to which such Participant’s acceptance has been made. No such extension shall apply to Barclays’ Issuer Commitment (in its capacity as, and solely to the extent it is at the time of such extension, an Issuer) without the consent of Barclays (which it will determine in its sole discretion).¶~~

~~(b) An Extension Permitted Amendment shall be effected pursuant to an Extension Agreement executed and delivered by the Parent, each Applicant, each applicable Extending Participant and the Administrative Agent; provided that no Extension Permitted Amendment shall become effective unless (i) the conditions set forth in Section 3.3(b) shall have been satisfied or waived with respect to such Extension Permitted Amendment before and after giving effect to such Extension Permitted Amendment and (ii) the Parent and the Applicants shall have delivered to the Administrative Agent such legal opinions, board resolutions, officer’s certificates and other documents as shall reasonably be requested by either Administrative Agent in connection therewith. The Administrative Agent shall promptly notify each Participant as to the effectiveness of each Extension Agreement. Each Extension Agreement may, without the consent of any Participant other than the applicable Extending Participants, effect such amendments to this Agreement and the other Credit Document as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section 2.25, including any amendments necessary to treat the Commitments of the Extending Participants as a new “tranche” or “class” of commitments hereunder.~~

ARTICLE III

CONDITIONS TO LETTERS OF CREDIT

Section 3.1 Conditions Precedent to Effectiveness

The effectiveness of this Agreement and the occurrence of the Effective Date (as defined below) shall occur on the date on which the Administrative Agent shall have received this Agreement, executed and delivered by each of the parties hereto (such date, the “Effective Date”).

Section 3.2 Conditions Precedent to Initial Utilization

The obligation of the Issuers to Issue Letters of Credit shall not become effective until the date on or after the Effective Date and on or before January 15, 2019 (the “Outside Date”) on which all of the following conditions precedent are satisfied or duly waived by the Participants, the Issuers and the Agents (such date, the “Initial Utilization Date”):

(a) Deliveries at Initial Utilization Date. The Administrative Agent shall have received the Reaffirmation Agreement, in form and substance reasonably satisfactory to the Administrative Agent, executed and delivered by a Responsible Officer of each Person listed on Schedule V hereto.

(b) Financial Statements. The Administrative Agent shall have received, for delivery to the Participants, the Closing Date Financial Statements.

(c) Legal Opinions. The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Participants and the Issuers, favorable written opinions, each in form and substance reasonably satisfactory to the Administrative Agent, of (a) Baker Botts L.L.P., counsel to the Credit Parties on the Initial Utilization Date, (b) John M. Freeman, Senior Vice President and General Counsel of the Parent, (c) Arias Fabrega & Fabrega, special Panamanian counsel to the Parent, and (d) NautaDutilh New York P.C., special Dutch counsel to McDermott Technology, B.V., in each case dated as of the Initial Utilization Date and addressed to the Administrative Agent, the Collateral Agent, the Participants and the Issuers and addressing such other matters that the Administrative Agent may reasonably request.

(d) Certificates. The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or other formation documents, including all amendments thereto, of each Person listed on Schedule V hereto, certified, in the case of Credit Parties incorporated in the United States, as of a recent date (or as otherwise reasonably acceptable to the Administrative Agent) by the appropriate Governmental Authority of the jurisdiction of its organization, and a certificate as to the good standing (if applicable in such jurisdiction) of each Credit Party from such Governmental Authority; (ii) a certificate of an Authorized Officer, the Secretary or the Assistant Secretary of such Credit Party and with respect to a Dutch Credit Party, by an authorized representative of such Dutch Credit Party, dated the Initial Utilization Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or similar document of such Credit Party as in effect on the Initial Utilization Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or similar governing body) of such Credit Party authorizing the execution, delivery and performance of the Credit Documents to which such Person is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or other formation documents of such Credit Party have not been amended since the date of the last amendment thereto furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Credit Document or any other document delivered in connection herewith on behalf of such Credit Party and (iii) a certificate of another officer as to the incumbency and specimen signature of the Authorized Officer, or authorized representative in the case of a Dutch Credit Party, executing the certificate pursuant to clause (ii) above.

(e) [Reserved].

(f) [Reserved].

(g) [Reserved].

(h) Collateral Documents. The Administrative Agent shall have received the results of a recent customary Lien search in each relevant jurisdiction in the United States with respect to the Parent, the Applicants and those of Persons that shall be Guarantors as of the Initial Utilization Date (whether as a condition to the Initial Utilization Date or subsequent to the occurrence thereof). The Pledge and Security Agreement (as reaffirmed by the Reaffirmation Agreement), the Reaffirmation Agreement and the other Collateral Documents listed on Part I of Schedule 3.2 of the Existing Credit Agreement shall be in full force and effect on the Initial Utilization Date, and each document (including each Uniform Commercial Code financing statement and documentation relating to the Mortgaged Vessels) required to be delivered pursuant to the Pledge and Security Agreement, the Reaffirmation Agreement and such other Collateral Documents on or prior to the Initial Utilization Date shall have been delivered to the Collateral Agent. The Pledged Stock and the Pledged Notes shall be duly and validly pledged to the Collateral Agent for the ratable benefit of the Secured Parties (subject to the last paragraph of this Section 3.2), and certificates representing such pledged Collateral (if any), accompanied by instruments of transfer and stock powers endorsed in blank, shall have been delivered to the Collateral Agent.

(i) Solvency. The Administrative Agent shall have received (a) a certificate of a Responsible Officer of the Parent in the form of Exhibit I hereto stating that the Applicants and their Subsidiaries, taken as a whole, are Solvent immediately after giving effect to the Transactions to occur on the Initial Utilization Date and (b) a certificate of a Responsible Officer of the Parent and each Applicant to the effect that the conditions set forth in Section 3.2(m) have been satisfied.

(j) USA Patriot Act. To the extent requested at least ten days prior to the Initial Utilization Date, the Agents and the Participants shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act and a certification regarding beneficial ownership of legal entity customers (the “Beneficial Ownership Certification”) at least five days prior to the Initial Utilization Date.

(k) Fees and Expenses. There shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Participants, as applicable, and to each Arranger and Bookrunner, for its own account, all fees and expenses (including reasonable fees and expenses of counsel to the Administrative Agent to the extent the Applicants receive invoices therefor at least one Business Day prior to the Initial Utilization Date) due and payable in connection with this Agreement on or before the Initial Utilization Date, or will be substantially simultaneously, paid (which amounts may be offset against the proceeds of the LC Facility).

(l) [Reserved].

(m) Representations. The representations and warranties set forth in Article IV shall be true and correct in all material respects (except that in the case of any representations and warranties which expressly relate to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be, and that any such representation qualified by materiality or material adverse effect will be true and correct in all respects).

(n) [Reserved].

(o) [Reserved].

(p) [Reserved].

(q) The Parent shall have delivered to the Administrative Agent Schedule 1.1, Schedule 4.3, Schedule 4.19 and Schedule 8.8 in form and substance reasonably satisfactory to the Administrative Agent.

(r) Parent shall have received at least $300,000,000.00 in aggregate gross proceeds (calculated before giving effect to any fees or original issue discount) from the issuance of shares of Stock of the Parent and/or other securities (including any Stock Equivalents) that are convertible into Stock of the Parent.

(s) The Administrative Agent shall have received an Intercreditor Joinder (as defined in the Collateral Agency and Intercreditor Agreement), executed and delivered by the Collateral Agent and the Parent.

(t) The Parent and the Applicants shall (a) deliver to the Administrative Agent and Collateral Agent each of the agreements, documents, instruments or certificates described on Schedule 3.2(t), each in form and substance reasonably satisfactory to the Administrative Agent and Collateral Agent and (b) perform each of the actions described on Schedule 3.2(t), in each case by the Initial Utilization Date or such later date permitted by each of the Administrative Agent and Collateral Agent, in each case in its sole discretion. The provisions of this Section 3.2(t) shall inure to the benefit of the Collateral Agent, and the Collateral Agent shall have rights as a third party beneficiary of any of such provisions or any obligations with respect hereto.

For the avoidance of doubt, if the conditions set forth in this Section 3.2 do not occur by the Outside Date, the obligation of each Issuer to Issue Letters of Credit shall not become effective and this Agreement shall automatically terminate without further action by any party hereto. In addition, notwithstanding anything to the contrary in this Agreement or in any other Credit Document, to the extent that the Existing Credit Agreement and the Collateral Agency and Intercreditor Agreement permit a security interest in a portion of the Collateral to be provided and/or perfected after the Initial Utilization Date, the provision and/or perfection of such security interest in such portion of the Collateral will not constitute a condition precedent to the availability of the LC Facility on the Initial Utilization Date (except as provided in Section 3.2(t) above).

Section 3.3 Conditions Precedent to Each Letter of Credit

The obligation of the Issuers on any date to Issue any Letter of Credit is subject to the satisfaction of each of the following conditions precedent:

(a) Request for Issuance of Letter of Credit. The relevant Issuer and the Administrative Agent shall have received a duly executed Letter of Credit Request.

(b) Representations and Warranties; No Defaults. The following statements shall be true on the date of such Issuance, both before and after giving effect thereto:

(i) the representations and warranties set forth in Article IV and in the other Credit Documents that have no materiality or Material Adverse Effect qualification shall be true and correct in all material respects and the representations and warranties set forth in Article IV and in the other Credit Documents that have a materiality or Material Adverse Effect qualification shall be true and correct in all respects, in each case with the same effect as though made on and as of such date or, to the extent such representations and warranties expressly relate to an earlier date, as of such earlier date; and

(ii) no Default or Event of Default shall have occurred and be continuing or shall occur as a result of such Issuance or from the application of proceeds thereof.

(c) Immediately after giving effect to such Issuance, no more than 250 Letters of Credit shall be issued and outstanding.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

To induce the Participants, the Issuers and the Administrative Agent to enter into this Agreement, the Parent and each Applicant represents and warrants each of the following to the Participants, the Issuers and the Administrative Agent, on and as of the Initial Utilization Date and on and as of each date as required by Section 3.3(b)(i).

Section 4.1 Corporate Existence; Compliance with Law

Each of the Parent, each Applicant and each Restricted Subsidiary (a) is duly organized, validly existing and, except where the failure to be in good standing could not reasonably be expected to have a Material Adverse Effect, in good standing, to the extent applicable, under the laws of the jurisdiction of its organization, (b) is duly qualified to do business as a foreign corporation and in good standing, to the extent applicable, under the laws of each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect, (c) has all requisite corporate or other organizational power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted, (d) is in compliance with its Constituent Documents, (e) is in compliance with all Requirements of Law, including the Investment Company Act of 1940, as amended, except where the failure to be in compliance could not reasonably be expected to have a Material Adverse Effect; provided, however, that where such compliance relates to any Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions, each of the Parent, each Applicant and the Parent’s Subsidiaries are in compliance in all material respects; and (f) has all necessary licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, operation and conduct, except for licenses, permits, consents, approvals or filings that can be obtained or made by the taking of ministerial action to secure the grant or transfer thereof or the failure of which to obtain or make could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 4.2 Corporate Power; Authorization; Enforceable Obligations

(a) The execution, delivery, and performance by each Credit Party of the Credit Documents to which it is a party and the consummation of the Transactions:

(i) are within such Credit Party’s corporate, limited liability company, partnership or other organizational powers;

(ii) have been or, at the time of delivery thereof pursuant to this Agreement will have been duly authorized by all necessary corporate, limited liability company or partnership action, including the consent of shareholders, partners and members where required;

(iii) do not and will not (A) contravene such Credit Party’s respective Constituent Documents, (B) violate any other Requirement of Law applicable to such Credit Party (including Regulations T, U and X of the Federal Reserve Board), or any order or decree of any Governmental Authority or arbitrator applicable to such Credit Party, other than any violation of any Requirement of Law relating to (I) any Excepted Consent having not been obtained at the time such representation is made or (II) any consent, authorization, approval, filing or registration with or from any non-U.S. Governmental Authority outside the control of the Parent or its Restricted Subsidiaries that the Administrative Agent agrees, in its sole discretion, to be obtained, delivered or filed after the date on which the representation in this clause (iii) is made, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any lawful Contractual Obligation of such Credit Party or any of its Restricted Subsidiaries, other than in the case of this clause (C) any such conflict, breach, default, termination or acceleration that could not reasonably be expected to have a Material Adverse Effect, or (D) result in the creation or imposition of any Lien upon any property of such Credit Party, other than those in favor of the Secured Parties pursuant to the Collateral Documents; and

(iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than (A) those that have been obtained or made and are in full force and effect, (B) resolutions of the board of directors or other similar authority of each Credit Party that have been (or such later date upon which such Person becomes a Guarantor), obtained or made, (C) the Excepted Consents, (D) any consent, authorization, approval, filing or registration with or from any non-U.S. Governmental Authority outside the control of the Parent or its Restricted Subsidiaries that the Administrative Agent agrees, in its sole discretion, to be obtained, delivered or filed after the date on which the representation in this clause (iv) is made, and (E) with respect to the Collateral, filings required to perfect the Liens created by the Collateral Documents.

(b) This Agreement has been, and each of the other Credit Documents will have been upon delivery thereof pursuant to the terms of this Agreement, duly executed and delivered by each Credit Party who is a party thereto. This Agreement is, and the other Credit Documents will be, when delivered, the legal, valid and binding obligation of each Credit Party who is a party thereto, enforceable against such Credit Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 4.3 Ownership of Applicants; Subsidiaries

(a) All of the outstanding capital stock of the Parent and each Applicant is validly issued, fully paid and non-assessable.

(b) Set forth on Schedule 4.3 is a complete and accurate list showing, as of the Initial Utilization Date, all Subsidiaries of the Parent and, as to each such Subsidiary, its correct legal name, the jurisdiction of its organization, the number of shares of each class of Stock authorized (if applicable), the number outstanding on the Initial Utilization Date and the percentage of the outstanding shares of each such class owned (directly or indirectly) by the Parent. Except as set forth on Schedule 4.3, as of the Initial Utilization Date no Stock of any Restricted Subsidiary of the Parent is subject to any outstanding option, warrant, right of conversion or purchase of any similar right. Except as set forth on Schedule 4.3, all of the outstanding Stock of each Restricted Subsidiary of the Parent owned (directly or indirectly) by the Parent has been validly issued, is fully paid and non-assessable (to the extent applicable) and is owned by the Parent or a Subsidiary of the Parent, free and clear of all Liens, options, warrants, rights of conversion or purchase or any similar rights. As of the Initial Utilization Date, except as set forth on Schedule 4.3, neither the Parent nor any such Restricted Subsidiary is a party to, or has knowledge of, any agreement restricting the transfer or hypothecation of any Stock of any such Subsidiary, other than the Credit Documents and, with respect to any Subsidiary that is not a Wholly-Owned Subsidiary, the governing documents of such Subsidiary.

Section 4.4 Financial Statements

(a) The Closing Date Financial Statements, copies of which have been furnished to each Participant, fairly present in all material respects the consolidated financial condition of the Persons covered thereby as at such dates and the consolidated results of the operations of the Persons covered thereby for the period ended on such dates, all in conformity with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments in the case of the Closing Date Financial Statements referenced in clause (b) of the definition thereof).

(b) The Projections have been prepared by the Parent taking into consideration past operations of its business, and reflect in all material respects as of the Initial Utilization Date, projections for the period beginning approximately July 1, 2018 and ending approximately December 31, 2022 on a Fiscal Quarter basis for the Fiscal Quarters ending September 30, 2018 and December 31, 2018, and on a Fiscal Year by Fiscal Year basis for the Fiscal Years 2019 through 2022. The Projections are based upon estimates and assumptions stated therein, all of which the Parent believes in all material respects as of the Initial Utilization Date, to be reasonable in light of current conditions and current facts known to the Parent (other than any necessary adjustments due to fees payable in accordance herewith) and, as of the Initial Utilization Date, reflect the Parent’s good faith estimates of the future financial performance of the Parent and its Subsidiaries and of the other information projected therein for the periods set forth therein (it being understood and agreed that financial projections are not a guarantee of financial performance and are subject to significant uncertainties and contingencies many of which are beyond the Parent’s control, no assurance can be given that any projections may be realized, and actual results may differ from the Projections and such differences may be material).

(c) Neither the Parent nor any of its Subsidiaries has, as of the Initial Utilization Date, any material obligation, contingent liability or liability for Taxes, long-term leases (other than operating leases) or unusual forward or long-term commitment that is not reflected in the financial statements referred to in clause (a) above and not otherwise permitted by this Agreement.

(d) The consolidated balance sheets and the related statements of income and cash flow delivered following the Effective Date pursuant to Section 6.1, copies of which shall be furnished to each Participant, shall fairly present in all material respects the consolidated financial condition of the Persons covered thereby as at such dates and the consolidated results of the operations of the Persons covered thereby for the period ended on such dates, all in conformity with GAAP.

Section 4.5 Material Adverse Effect

Since October 21, 2019, there has been no event or development that has had or could reasonably be expected to have a Material Adverse Effect~~.~~.

Section 4.6 Solvency

~~Both before~~From and after ~~giving effect to the Transactions to occur on or prior to the date this representation is made~~the Discharge of First Priority Claims, the Parent and its consolidated Subsidiaries (both before and after giving effect to the Transactions), taken as a whole, are Solvent.

Section 4.7 Litigation

Except as set forth on Schedule 4.7, there are no pending or, to the knowledge of the Parent or Applicants, threatened actions, investigations or proceedings against the Parent, any Applicant, or any of the Parent’s other Restricted Subsidiaries before any court, Governmental Authority or arbitrator other than those that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Schedule 4.7 lists all litigation pending against any Credit Party as of the Initial Utilization Date that, if adversely determined, could be reasonably expected to have a Material Adverse Effect.

Section 4.8 Taxes

All federal income and other material tax returns, reports and statements (collectively, the “Tax Returns”) required to be filed by the Parent or an Applicant or any other Tax Affiliates have been filed with the appropriate Governmental Authorities in all jurisdictions in which such Tax Returns are required to be filed, all such Tax Returns are true and correct in all material respects, and all material Taxes, charges and other impositions reflected therein or otherwise due and payable have been paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof (whether or not shown on any Tax Return) except where contested in good faith and by appropriate proceedings if adequate reserves therefor have been established on the books of the Parent, the Applicants or such Tax Affiliate in conformity with GAAP. The Parent, each Applicant and each other Tax Affiliate have deducted and withheld and timely paid to the respective Governmental Authorities all material amounts required to be deducted and withheld.

Section 4.9 Full Disclosure

The Information Presentation and any other information prepared or furnished by or on behalf of any Credit Party and delivered to the Participants in writing in connection with this Agreement or the consummation of the transactions contemplated hereunder or thereunder (in each case, taken as a whole), other than any information of a general economic or industry specific nature, does not, as of the time of delivery of such information, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or herein not misleading, other than information of a general economic or industry nature; provided, however, that, to the extent any such information was based upon, or constituted, a forecast or projection, such Credit Party represents only, in respect of such projection or forecast, that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information.

Section 4.10 Margin Regulations

No Credit Party is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no Letter of Credit will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in contravention of Regulation T, U or X of the Federal Reserve Board. Margin stock constitutes less than 25% of the value of those assets of the Parent and its Subsidiaries, taken as a group, which are subject to any limitation on sale, pledge, or other restriction hereunder.

Section 4.11 No Burdensome Restrictions; No Defaults

(a) Neither the Parent, any Applicant, nor any other Restricted Subsidiary of the Parent (i) is a party to any Contractual Obligation (x) the compliance with which could reasonably be expected to have a Material Adverse Effect or (y) the performance of which by any thereof would result in the creation of a Lien (other than a Lien permitted under Section 8.2) on the property or assets of any thereof or (ii) is subject to any charter restriction that could reasonably be expected to have a Material Adverse Effect.

(b) ~~Neither~~From and after the Discharge of First Priority Claims, neither the Parent, any Applicant, nor any other Restricted Subsidiary of the Parent is in default under or with respect to any Contractual Obligation owed by it, other than, in either case, those defaults that could not reasonably be expected to have a Material Adverse Effect.

(c) No Default or Event of Default has occurred and is continuing.

Section 4.12 Statutory Indebtedness Restrictions

Neither the Parent, any Applicant, nor any other Restricted Subsidiary of the Parent is (a) an “investment company” or a company “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended or (b) subject to regulation under the Federal Power Act.

Section 4.13 Use of Proceeds

(a) [reserved].

(b) [reserved].

(c) Letters of Credit are being used solely by the Applicants to support warranties, bid bonds, payment or performance obligations and for other general corporate purposes by the Applicants, the Parent, the Parent’s Subsidiaries, Joint Ventures and Affiliates.

(d) The Applicants will not request any Letter of Credit, and the Parent and each Applicant shall not use, and shall procure that the Parent’s Subsidiaries and their respective directors, officers, employees and agents shall not use, the proceeds of any Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in either case in violation of any Sanctions applicable to such Applicant and its Subsidiaries, or (iii) in any manner that would result in the violation of any Sanctions applicable to any Credit Party or, to the knowledge of the Parent or either Applicant, any other party hereto.

Section 4.14 Insurance

All material policies of insurance of any kind or nature currently maintained by the Parent, an Applicant or any other Restricted Subsidiary, including policies of fire, theft, property damage, other commercial general liability, employee fidelity and workers’ compensation, are in full force and effect and are of a nature and provide such coverage as is sufficient and as is customarily carried by businesses of the size and character of such Person.

Section 4.15 Labor Matters

(a) There are no strikes, work stoppages, slowdowns or lockouts pending or, to the knowledge of the Parent and each Applicant, threatened against or involving the Parent or any of its Restricted Subsidiaries, other than those that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(b) There are no unfair labor practices, grievances or complaints pending, or, to the knowledge of the Parent and each Applicant, threatened, against or involving the Parent or any of its Restricted Subsidiaries, nor, to the knowledge of the Parent and each Applicant, are there any unfair labor practices, arbitrations or grievances threatened involving the Parent or any of its Restricted Subsidiaries, other than those that if resolved adversely to the Parent or any of its Restricted Subsidiaries, as applicable, could not reasonably be expected to have a Material Adverse Effect.

(c) Except as set forth on Schedule 4.15, as of the Initial Utilization Date, there is no collective bargaining agreement covering any employee of the Parent, the Applicants or any other Restricted Subsidiary. Except as set forth on Schedule 4.15, with respect to employees of the Parent, the Applicants or any other Restricted Subsidiary not already covered by a collective bargaining agreement set forth on Schedule 4.15, as of the Initial Utilization Date no union representation question exists with respect to such employees and, to the knowledge of the Parent and each Applicant, no union organization activity is taking place as of the Initial Utilization Date.

Section 4.16 ERISA

(a) Each Employee Benefit Plan that is intended to qualify under Section 401 of the Code has received a favorable determination letter from the IRS indicating that such Employee Benefit Plan is so qualified and nothing has occurred subsequent to the issuance of such determination letter which could cause such Employee Benefit Plan to lose its qualified status and any trust created under any Employee Benefit Plan is exempt from Tax under the provisions of Section 501 of the Code, except where such failures could not reasonably be expected to have a Material Adverse Effect.

(b) The Parent, each Applicant and each other Restricted Subsidiary, each Guarantor and each of their respective ERISA Affiliates is in material compliance with all applicable provisions and requirements of ERISA, the Code and applicable Employee Benefit Plan provisions with respect to each Employee Benefit Plan except for non-compliances that could not reasonably be expected to have a Material Adverse Effect.

(c) With respect to each Title IV Plan and each Multiemployer Plan, the Parent, each Applicant and each other Restricted Subsidiary, and each of their respective ERISA Affiliates has made all contributions required under ERISA and the Code and, in respect of each Title IV Plan, are in material compliance with the minimum funding standard of Section 412 of the Code (in each case, whether or not waived in accordance with Section 412(c) of the Code).

(d) Except as set forth on Schedule 4.16(d) to this Agreement, there has not been, nor is there reasonably expected to occur, any ERISA Event other than those that, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(e) Except (i) to the extent required under Section 4980B of the Code or similar state laws, and (ii) with respect to which the aggregate liability, calculated on a FAS 106 basis as of December 31, 2017, does not exceed $65,000,000.00, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) to any retired or former employees, consultants or directors (or their dependents) of the Parent, any Applicant or any other Restricted Subsidiary of the Parent, or any of their respective ERISA Affiliates.

(f) Except as set forth on Schedule 4.16(d) to this Agreement, none of the Parent, any Applicant or any other Restricted Subsidiary of the Parent, or any of their respective ERISA Affiliates has incurred or reasonably expects to incur any Withdrawal Liability with respect to any Multiemployer Plan. The Parent, each Applicant and each other Restricted Subsidiary of the Parent and each of their respective ERISA Affiliates has complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in material “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan.

(g) The Credit Parties are not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans to repay the Letters of Credit or the Commitments.

Section 4.17 Environmental Matters

~~Environmental Representations.~~ Except as disclosed on Schedule 4.17 to this Agreement:

(a) The operations of the Parent, each Applicant and each other Restricted Subsidiary have been and are in compliance with all Environmental Laws, including obtaining and complying with all required environmental, health and safety Permits, other than non-compliances that, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(b) None of the Parent, any Applicant or any other Restricted Subsidiary or any Real Property currently or, to the knowledge of the Parent or any Applicant, previously owned, operated or leased by or for the Parent, an Applicant or any other Restricted Subsidiary is subject to any pending or, to the knowledge of the Parent or any Applicant, threatened, claim, order, agreement, notice of violation, notice of potential liability or is the subject of any pending or threatened proceeding or governmental investigation under or pursuant to Environmental Laws other than those claims, orders, agreements, notices, proceedings or investigations that, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c) To the knowledge of the Parent or any Applicant, there are no facts, circumstances or conditions arising out of or relating to the operations or ownership of the Parent or any of its Restricted Subsidiaries or of Real Property owned, operated or leased by the Parent or any of its Restricted Subsidiaries that are not specifically included in the financial information furnished to the Participants other than those that, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 4.18    Intellectual Property

Except where the failure to do so could not, taken as a whole, reasonably be expected to have a Material Adverse Effect, the Parent, the Applicants and the other Restricted Subsidiaries own or license or otherwise have the right to use all licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, franchises, authorizations and other intellectual property rights (including all Intellectual Property as defined in the Pledge and Security Agreement) that are necessary for the operations of their respective businesses, without infringement upon or conflict with the rights of any other Person with respect thereto. Except where the failure to do so could not, taken as a whole, reasonably be expected to have a Material Adverse Effect, no slogan or other advertising device, product, process, method, substance, part or component, or other material now employed, or now contemplated to be employed, by the Parent, the Applicants or any other Restricted Subsidiary infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened.

Section 4.19    Title; Real Property

(a) Each of the Parent, each Applicant and the other Restricted Subsidiaries has good and marketable title (or the applicable jurisdictional equivalent of good and marketable title) to, or valid leasehold interests in, or other valid contractual occupancy or use right in, all of its material properties and assets (including each Mortgaged Property) and good title to, or valid leasehold interests in, all personal property, in each case that is purported to be owned or leased by it, including those reflected on the most recent Financial Statements delivered by the Parent, and none of such properties and assets is subject to any Lien, except Liens permitted under Section 8.2. The information provided by the Parent to the Administrative Agent, the Collateral Agent and the Participants with respect to each Mortgaged Property is true and correct in all material respects; provided that any information provided by or on behalf of the Credit Parties in response to flood due diligence and flood insurance compliance inquiries shall be true and correct in all respects.

(b) Set forth on Schedule 4.19 is a complete and accurate list, as of the Initial Utilization Date, of all (a) owned Real Property of the Credit Parties (i) located in the United States with a reasonably estimated Fair Market Value in excess of $10,000,000.00 showing, as of the Initial Utilization Date, the street address, county and the record owner thereof and (ii) located outside of the United States with a reasonably estimated Fair Market Value in excess of $5,000,000.00 showing, as of the Initial Utilization Date, the street address, jurisdiction and the record owner thereof and (b) leased Real Property of the Credit Parties (i) located in the United States with net annual lease payments in excess of $10,000,000.00 showing, as of the Initial Utilization Date, the street address (or other readily identifiable description) and county thereof and (ii) located outside of the United States with net annual lease payments in excess of $5,000,000.00 showing, as of the Initial Utilization Date, the street address (or other readily identifiable description) and jurisdiction thereof.

(c) No portion of any Real Property has suffered any material damage by fire or other casualty loss that has not heretofore been completely repaired and restored to its original condition other than those that could not reasonably be expected to have a Material Adverse Effect.

(d) Except as could not reasonably be expected to have a Material Adverse Effect, (a) each Credit Party has obtained and holds all Permits required in respect of its Real Property and for the operation of each of its businesses as presently conducted and as proposed to be conducted, (b) all such Permits are in full force and effect, and each Credit Party has performed and observed all requirements of such Permits, (c) no event has occurred that allows or results in, or after notice or lapse of time would allow or result in, revocation or termination by the issuer thereof or in any other impairment of the rights of the holder of any such Permit, (d) [reserved], (e) each Credit Party reasonably believes that each of its Permits will be timely renewed and complied with, and that any additional Permits that may be required of such Person will be timely obtained and complied with, and (f) neither the Parent, nor either Applicant has any knowledge or reason to believe that any Governmental Authority is considering limiting, suspending, revoking or renewing on materially burdensome terms any such Permit.

(e) None of the Parent, any Applicant or any other Restricted Subsidiary has received any notice, or has any knowledge, of any pending condemnation proceeding, or of any condemnation proceeding threatened in writing, affecting any material Real Property or any part thereof, except those that could not reasonably be expected to have a Material Adverse Effect.

(f) Each of the Credit Parties, and, to the knowledge of the Parent and each Applicant, each other party thereto, has complied with all material obligations under all leases of material Real Property to which it is a party other than those the failure with which to comply could not reasonably be expected to have a Material Adverse Effect and, to the knowledge of the Parent and each Applicant, all such leases are legal, valid, binding and in full force and effect and are enforceable in accordance with their terms other than those the failure of which to so comply with the foregoing could not reasonably be expected to have a Material Adverse Effect. No landlord Lien has been filed of record, and, to the knowledge of the Parent and each Applicant, no claim is being asserted, with respect to any lease payment under any lease of Real Property other than those that could not reasonably be expected to have a Material Adverse Effect.

(g) There are no pending or, to the knowledge of the Parent and each Applicant, proposed special or other assessments for public improvements or otherwise affecting any material portion of the Real Property, nor are there any contemplated improvements to such owned Real Property that may result in such special or other assessments, other than those that could not reasonably be expected to have a Material Adverse Effect.

Section 4.20    Mortgaged Vessels

Each Mortgaged Vessel (a) is owned and operated by a Subsidiary Guarantor, (b) that is operated, is operated in all material respects in compliance with all Requirements of Law applicable to it (including, in the case of each Mortgaged Vessel that is in class on the Initial Utilization Date, compliance in all material respects with all requirements of such classification as required by the relevant classification society for such Mortgaged Vessel) and (c) is maintained in all material respects in accordance with all requirements set forth in the Collateral Documents. Each Mortgaged Vessel is covered by all such insurance as is required by the respective Mortgage with respect to such Mortgaged Vessel.

Section 4.21    Anti-Corruption Laws and Sanctions

The Parent has implemented, maintains in effect and enforces policies and procedures intended to ensure compliance by the Parent, each Applicant, the other Subsidiaries of the Parent and their respective directors, officers, employees and agents (in their respective activities on behalf of the Parent, each Applicant and the other Subsidiaries of the Parent) with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, and the Parent, each Applicant and the other Restricted Subsidiaries of the Parent, its and their respective officers and directors and, to the knowledge of the Parent and each Applicant, employees and agents (in their respective activities on behalf of the Parent, each Applicant and the other Restricted Subsidiaries of the Parent), are in compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, in each case in all material respects. None of the Parent, any Applicant, any other Restricted Subsidiary of the Parent, any of their respective directors or officers or, to the knowledge of the Parent, any Applicant or such Subsidiary, any of their respective employees or any of their agents that will act in any capacity in connection with or benefit from the credit facilities established hereby, (a) is a Sanctioned Person with whom the Parent, the Applicants or such Restricted Subsidiary, as applicable, is prohibited from transacting business pursuant to any applicable Sanction or (b) is currently engaging or has engaged in any dealings or transactions with, involving or for the benefit of a Sanctioned Person, or in or involving any Sanctioned Country, in each case in violation of applicable Sanctions.

Section 4.22    EEA Financial Institution

No Credit Party is an EEA Financial Institution.

Section 4.23    Security Instruments

Subject to the Security Principles and the Collateral Agency and Intercreditor Agreement and the terms of the Senior Intercreditor Agreement, the security interests created in favor of the Collateral Agent for the benefit of the Secured Parties under the Collateral Documents constitute first priority perfected security interests (subject to Liens permitted by Section 8.2) in the Collateral referred to therein to the extent that the creation, perfection or priority, as applicable, is governed by the laws of the United States, any State thereof or any other jurisdiction under whose laws the Collateral Agent has reasonably requested action to be taken under Section 7.11(c). Except for filings and actions contemplated hereby and by the Collateral Documents and other filings and actions not required to be made pursuant to Security Principles, no consents, filings or recordings are required under the laws of the United States, any State thereof or any other jurisdiction under whose laws the Collateral Agent has reasonably requested action to be taken under Section 7.11(c) in order to perfect, and/or maintain the perfection and priority of, the security interests purported to be created by the Collateral Documents.

Section 4.24    Regulation H

No Mortgaged Property located in the United States is a Flood Hazard Property unless the Collateral Agent shall have received the following: (a) the applicable Credit Party’s written acknowledgment of receipt of written notification from the Collateral Agent (i) as to the fact that such Mortgaged Property is a Flood Hazard Property, (ii) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (iii) such other flood hazard determination forms, notices and confirmations thereof as reasonably requested by the Collateral Agent and (b) copies of insurance policies or customary certificates of insurance of the applicable Credit Party evidencing flood insurance and naming the Collateral Agent as loss payee on behalf of the Participants. All flood hazard insurance policies required hereunder have been obtained and remain in full force and effect, and the premiums thereon have been paid in full.

Section 4.25    USA Patriot Act

Each of the Credit Parties and their respective Subsidiaries are in compliance, in all material respects, with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (b) the USA Patriot Act.

Section 4.26    Beneficial Ownership Certification

As of the Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

ARTICLE V

FINANCIAL COVENANTS

From and after the Initial Utilization Date, the Applicants agree with the Participants and the Administrative Agent to each of the following, as long as any Letter of Credit Obligation or any Commitment remains outstanding:

Section 5.1    Fixed Charge Coverage Ratio

Beginning with the first ~~full~~ Fiscal Quarter ending after the ~~Initial Utilization~~Amendment No. 1 Effective Date, the Parent and each Applicant shall maintain a minimum Fixed Charge Coverage Ratio of at least ~~1.50:1.00 at the end of each Fiscal Quarter.~~(a) 0.70:1.00 for the Fiscal Quarters ending December 31, 2019 through June 30, 2020; (b) 1.10:1.00 for the Fiscal Quarters ending September 30, 2020 and December 31, 2020; (c) 1.20:1.00 for the Fiscal Quarter ending March 31, 2021; (d) 1.40:1.00 for the Fiscal Quarters ending June 30, 2021; (e) 1.30:1.00 for the Fiscal Quarters ending September 30, 2021 and December 31, 2021; and (f) for each Fiscal Quarter thereafter, 1.50:1.00.

Section 5.2    Leverage Ratio

Beginning with the first ~~full~~ Fiscal Quarter ending after the ~~Initial Utilization~~Amendment No. 1 Effective Date, the Parent and each Applicant shall maintain, as of the last day of any Fiscal Quarter, a maximum Leverage Ratio ~~not to exceed 4.25:1.00 through the Fiscal Quarter ending September 30, 2019; 4.00~~(a) 11.70:1.00 for the Fiscal Quarter ending December 31, 2019; ~~3.75:1.00 through~~(b) 11.60:1.00 for the Fiscal Quarter ending March 31, 2020; (c) 10.30:1.00 for the Fiscal Quarter ending June 30, 2020; (d) 6.50:1.00 for the Fiscal Quarter ending September 30, 2020; (e) 6.00:1.00 for the Fiscal Quarter ending December 31, 2020; ~~3.50:100 through~~(f) 5.30:1.00 for the Fiscal Quarter ending March 31, 2021; (g) 4.80:1.00 for the Fiscal Quarter ending June 30, 2021; (h) 4.70:1.00 for the Fiscal Quarter ending September 30, 2021; (i) 4.80:1.00 for the Fiscal Quarter ending December 31, 2021; and ~~3.25:1.00~~(j) for each Fiscal Quarter ~~ending~~  thereafter~~.~~ , 3.25:1.00.

Section 5.3    Minimum Liquidity

Beginning with the first full Fiscal Quarter ending after the ~~Initial Utilization~~Amendment No. 1 Effective Date, the Parent and each Applicant shall maintain a minimum Liquidity as of the last day of any Fiscal Quarter of not less than $200,000,000.00.

ARTICLE VI

REPORTING COVENANTS

From and after the Initial Utilization Date, the Parent and each Applicant jointly and severally agree with the Participants, the Issuers and the Administrative Agent to each of the following, as long as any Obligation or any Commitment remains outstanding:

Section 6.1    Financial Statements

The Parent and each Applicant shall furnish each of the following to the Administrative Agent, for delivery to the Participants:

(a) Quarterly Reports. Within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year (unless such period is extended pursuant to applicable U.S. securities laws, rules, or regulations or SEC guidelines, in which case such deadline will be extended to the earlier of (x) the end of such period and (y) 60 days after the end of such Fiscal Quarter), consolidated unaudited balance sheets as of the close of such quarter and the related statements of income and cash flow for such quarter and that portion of the Fiscal Year ending as of the close of such quarter, setting forth in comparative form the figures for the corresponding period in the prior year, in each case certified by a Responsible Officer of the Parent as fairly presenting in all material respects the consolidated financial condition of the Parent and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments) and accompanied by customary management discussion and analysis.

(b) Annual Reports. Within 75 days after the end of each Fiscal Year (unless such period is extended pursuant to applicable U.S. securities laws, rules, or regulations or SEC guidelines, in which case such deadline will be extended to the earlier of (x) the end of such period and (y) 120 days after the end of such Fiscal Year, consolidated balance sheets of the Parent and its Subsidiaries as of the end of such Fiscal Year and related statements of income and cash flows of the Parent and its Subsidiaries for such Fiscal Year, all prepared in conformity with GAAP and accompanied by customary management discussion and analysis and an audit opinion from Parent’s Accountants and certified, in the case of such consolidated financial statements, without qualification as to the scope of the audit or as to the Parent being a going concern (other than, prior to the Discharge of First Lien Claims, resulting from (x) impending debt maturities and (y) any prospective or actual breach of any financial covenant) by the Parent’s Accountants, together with the report of such accounting firm stating that (i) such financial statements fairly present in all material respects the consolidated financial condition of the Parent and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which the Parent’s Accountants shall concur and that shall have been disclosed in the notes to the financial statements) and (ii) the examination by the Parent’s Accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards.

(c) Compliance Certificate. Together with each delivery of any financial statement pursuant to clause (a) or (b) above, a certificate of a Responsible Officer of the Parent substantially in the form of Exhibit H for delivery to the Participants (each, a “Compliance Certificate”) (i) demonstrating compliance with each of the financial covenants contained in Section 5.1, Section 5.2 and Section 5.3 in reasonable detail and setting forth a reasonably detailed description of any savings under clause (b)(xi) of the definition of EBITDA, (ii) identifying any Asset Sale permitted by clauses (g), (h), and (i) of Section 8.4 during the Fiscal Quarter as to which such Compliance Certificate relates (or, in the case of any Compliance Certificate delivered in connection with the financial statements delivered pursuant to clause (b) above, in the last Fiscal Quarter of such Fiscal Year to which such Compliance Certificate relates) and identifying the aggregate consideration received in connection with each such identified Asset Sale if the aggregate consideration received for such Asset Sale exceeds $10,000,000.00, (iii) setting forth each Person that is a Material Wholly-Owned Subsidiary of the Parent that is not a Credit Party on the last day of the most recently ended Fiscal Quarter or Fiscal Year for which financial statements have been delivered pursuant clause (a) or (b) above, as applicable and (iv) stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action which the Parent has taken or proposes to take with respect thereto.

(d) Budget. Not later than 90 days after the end of each Fiscal Year, the annual budget of the Parent for the Fiscal Year next succeeding such Fiscal Year then ended, in reasonable detail, as determined by the Administrative Agent (with the understanding that any annual budget in substantially the same form, scope and substance as the annual budget of the Parent most recently prepared prior to the Initial Utilization Date is in reasonable detail), and reviewed by the board of directors of the Parent, including a projected year-end consolidated balance sheet and income statement and statement of cash flows.

(e) Participant Calls. The Parent shall conduct a conference call that Participants may attend to discuss the financial condition and results of operations of the Parent and its Restricted Subsidiaries for the most recently ended measurement period for which financial statements have been delivered pursuant to Sections 6.1(a) and (b) (beginning with the fiscal period of the Parent ending December 31, 2018), at a date and time to be determined by the Parent with reasonable advance notice to the Administrative Agent.

(f) Changes in Ratings. Promptly and in any event within five Business Days after a Responsible Officer of the Parent or any Applicant obtains actual knowledge of the existence thereof, the Parent or such Applicant, as applicable, shall give the Administrative Agent notice of any announcement by Moody’s or S&P of any change in a corporate rating or corporate family rating with respect to the Parent or an Applicant that has not been publicly announced or is not otherwise publicly available.¶

(g) Priming Credit Agreement. Promptly after delivery under the Priming Credit Agreement, the Approved Budget (as defined in the Priming Credit Agreement) in form reasonably approved by the Administrative Agent.

The Parent, each Applicant and each Participant acknowledge that certain of the Participants may be Public-Side Participants and, if documents or notices required to be delivered pursuant to this Section 6.1 or otherwise are being distributed through IntraLinks, Debtdomain, SyndTrak, Barclays Deal Vault, Donnelley Financial Solutions Venue or a similar service, any document or notice that the Parent or any Applicant has indicated contains MNPI shall not be posted on the portion of such service that is designated for Public-Side Participants. The Parent and each of the Applicants jointly and severally agree to clearly identify, in writing on the face of such information, all information provided to the Administrative Agent by or on behalf of any Credit Party that is suitable to make available to Public-Side Participants. If neither the Parent nor any Applicant has indicated

that a document, notice or other information contains MNPI, the Administrative Agent reserves the right, but shall have no obligation, to post such document or notice solely on the portion of IntraLinks or other similar service that is designated for Participants that wish to receive MNPI.

Information required to be delivered pursuant to this Section 6.1 shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on IntraLinks, Debtdomain, SyndTrak, Barclays Deal Vault, Donnelley Financial Solutions Venue or a similar service or shall be available on the website of the SEC at http://www.sec.gov or on the website of the Parent (provided, in each case, that the Parent has notified the Administrative Agent that such information is available on such website and, if requested by the Administrative Agent, shall have provided hard copies to the Administrative Agent). Information required to be delivered pursuant to this Section 6.1 may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent.

Section 6.2    Collateral Reporting Requirements

The Parent and each Applicant shall furnish to the Administrative Agent or the Collateral Agent, as applicable, for delivery to the Participants, each of the following:

(a) Updated Corporate Chart. If requested by the Administrative Agent, together with each delivery of any financial statement pursuant to Section 6.1(b), (i) a corporate organizational chart or other equivalent list, current as of the date of delivery, in form and substance reasonably acceptable to the Administrative Agent, setting forth, for each of the Credit Parties, all Persons subject to Section 7.11(c), all Subsidiaries of any of them and any Joint Ventures entered into by any of the foregoing, and (ii) a schedule setting forth, in respect of each such Person, (A) its full legal name, (B) its jurisdiction of organization and organizational number (if any) and (C) the number of shares of each class of its Stock authorized (if applicable), the number outstanding as of the date of delivery, and the number and percentage of the outstanding shares of each such class owned (directly or indirectly) by the Parent.

(b) Additional Information. ~~From~~Reasonably promptly from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all as the Administrative Agent or Collateral Agent may reasonably request, and in reasonable detail.

(c) Additional Filings. At any time and from time to time, reasonably promptly upon the reasonable request of the Collateral Agent, reasonably promptly after receipt of a request, and at the sole expense of the Credit Parties, duly executed, delivered and recorded instruments and documents for the purpose of obtaining or preserving the full benefits of this Agreement, the Pledge and Security Agreement (as reaffirmed by the Reaffirmation Agreement) and each other Credit Document and of the rights and powers herein and therein granted (and each Credit Party shall take such further action as the Administrative Agent or Collateral Agent may reasonably request for such purpose), including the filing of any financing or continuation statement under the UCC or other similar Requirement of Law in effect in any domestic jurisdiction with respect to the security interest created by the Pledge and Security Agreement.

(d) Mortgaged Vessels. ~~If~~Reasonably promptly if requested by the Administrative Agent or the Collateral Agent, reasonably promptly after receipt of a request, an operating report for the Mortgaged Vessels showing the current customers of such vessels and the current locations of such vessels. In addition, if requested by the Administrative Agent or the Collateral Agent, reasonably promptly after receipt of a request, the Parent shall give the Administrative Agent or the Collateral Agent written notice of (i) any Mortgaged Vessel commencing a new contract or moving to a work site outside the U.S. Gulf of Mexico and (ii) any bareboat charters of any Mortgaged Vessel and copies of such charter.

(e) Appraisals. (i) No more than once in any twelve month period, within 90 days of a request of the ~~Collateral~~Administrative Agent therefor, updated appraisals for each Mortgaged Vessel performed by an Approved Appraiser and (ii) following the Initial Utilization Date, no more than once in any twenty-four month period, and within 90 days of a request of the Collateral Agent or a Participant, updated appraisals for any Mortgaged Property located in the United States of America~~.~~; provided that such appraisals of Mortgaged Property shall first be delivered by June 30, 2020.

The reporting requirements set forth in this Section 6.2 are in addition to, and shall not modify and are not in replacement of, any rights and other obligation set forth in any Credit Document (including notice and reporting requirements) and satisfaction of the reporting obligations in this Section 6.2 shall not, by itself, operate as an update of any Schedule or any schedule of any other Credit Document and shall not cure, or otherwise affect in any way, any Default or Event of Default, including any failure of any representation or warranty of any Credit Document to be correct in any respect when made.

Section 6.3    Default Notices

(a) Promptly and in any event within five Business Days after a Responsible Officer of the Parent or any Applicant obtains actual knowledge of the existence thereof, the Parent or such Applicant, as applicable, shall give the Administrative Agent, for delivery to the Participants, notice of any Default or Event of Default specifying the details of the occurrence referred to therein, describing with particularity any and all provisions of this Agreement and any other Credit Document that have been breached, the anticipated effect thereof, and stating what action such Applicant has taken and proposes to take with respect thereto.

(b) Each notice delivered pursuant to this Section 6.3, if given by telephone, shall be promptly confirmed in writing on or before the next Business Day.

Section 6.4    Litigation

Promptly after a Responsible Officer of the Parent or any Applicant obtains actual knowledge of the commencement thereof, the Parent shall give the Administrative Agent, for delivery to the Participants, written notice of the commencement of all actions, suits and proceedings before any domestic or foreign Governmental Authority or arbitrator, regarding the Parent, any Applicant, any of their respective Subsidiaries or any Joint Venture that (i) seeks injunctive or similar relief that, in the reasonable judgment of any Applicant, if adversely determined, could reasonably be expected to result in a Material Adverse Effect or (ii) in the reasonable judgment of the Parent could expose an Applicant, the Parent, any Subsidiary or any Joint Venture to liability in an amount aggregating $45,000,000.00 or more or that, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

Section 6.5    Labor Relations

Promptly after a Responsible Officer of the Parent or an Applicant has actual knowledge of the same, the Parent shall give the Administrative Agent, for delivery to the Participants, written notice of (a) any material labor dispute to which the Parent, an Applicant or any of their respective Subsidiaries is a party, including any strikes, lockouts or other material disputes relating to any of such Person’s plants and other facilities, provided that such dispute, strike or lockout involves a work stoppage exceeding 30 days, (b) any material Worker Adjustment and Retraining Notification Act or related liability incurred with respect to the closing of any plant or other facility of any such Person affecting 300 or more employees of the Parent, the Applicants and their respective Subsidiaries and (c) any material union organization activity with respect to employees of the Parent, the Applicants or any of their respective Subsidiaries not covered by a collective bargaining agreement as of the Initial Utilization Date.

Section 6.6    Tax Returns

Upon the request of any Participant through the Administrative Agent, the Parent and each Applicant shall provide copies of all Tax Returns and reports filed by the Parent, an Applicant, any of their respective Subsidiaries or any Joint Venture in respect of Taxes measured by income (excluding sales, use and like Taxes).

Section 6.7    Insurance

As soon as is practicable and in any event within 90 days after the end of each Fiscal Year, the Parent shall furnish the Administrative Agent, for delivery to the Participants, with a report in form and substance reasonably satisfactory to the Administrative Agent outlining all material insurance coverage maintained as of the date of such report by the Parent and its Restricted Subsidiaries and the duration of such coverage.

Section 6.8     ERISA Matters

The Parent shall furnish the Administrative Agent, for delivery to the Participants, with each of the following:

(a) promptly and in any event within 30 days after a Responsible Officer of the Parent or an Applicant knows, or has reason to know, that any ERISA Event (except for those events set forth on Schedule 4.16(d) to this Agreement) has occurred that, alone or together with any other ERISA Event, could reasonably be expected to result in liability of the Parent, an Applicant, any Restricted Subsidiary, any Guarantor and/or any ERISA Affiliate in an aggregate amount exceeding $50,000,000.00, written notice describing the nature thereof, what action the Parent, an Applicant, any Subsidiary, any Guarantor or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known by such Responsible Officer, any action taken or threatened by the IRS, the Department of Labor or the PBGC with respect to such event;

(b) promptly and in any event within 10 days after a Responsible Officer of the Parent or an Applicant knows, or has reason to know, that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan, a written statement of an Authorized Officer of the Parent describing such waiver request and the action, if any, the Parent, an Applicant, their respective Subsidiaries and their respective ERISA Affiliates propose to take with respect thereto and a copy of any notice filed with the PBGC or the IRS pertaining thereto;

(c) simultaneously with the date that the Parent, an Applicant, any Subsidiary or any ERISA Affiliate files with the PBGC a notice of intent to terminate any Title IV Plan, if, at the time of such filing, such termination would require material additional contributions in order to be considered a standard termination within the meaning of Section 4041(b) of ERISA, a copy of each notice; and

(d) promptly, copies of (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Parent, an Applicant, any Subsidiary, any Guarantor or any of their respective ERISA Affiliates with the IRS with respect to each Title IV Plan; (ii) all notices received by the Parent, an Applicant, any Subsidiary, any Guarantor or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event that, alone or together with any other ERISA Event, could reasonably be expected to result in liability of the Parent, an Applicant, any Restricted Subsidiary, any Guarantor and/or any ERISA Affiliate in an aggregate amount exceeding $50,000,000.00; and (iii) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as the Administrative Agent shall reasonably request.

Section 6.9     Environmental Matters

The Parent shall provide the Administrative Agent, for delivery to the Participants, promptly, and in any event in the case of clauses (a) through (c) within 20 Business Days after any Responsible Officer of the Parent or any Applicant obtains actual knowledge of any of the following, written notice of each of the following:

(a) that any Credit Party or any Mortgaged Vessel is or may be liable to any Person as a result of a Release or threatened Release that could reasonably be expected to subject such Credit Party to Environmental Liabilities and Costs of $35,000,000.00 or more;

(b) the receipt by any Credit Party of notification that any material real or personal property or any Mortgaged Vessel of such Credit Party is or is reasonably likely to be subject to any Environmental Lien;

(c) the receipt by any Credit Party of any notice of violation of or potential liability under, or knowledge by a Responsible Officer of the Parent or an Applicant that there exists a condition that could reasonably be expected to result in a violation of or liability under, any Environmental Law, except for violations and liabilities the consequence of which, in the aggregate, could not reasonably be expected to subject the Credit Parties collectively to Environmental Liabilities and Costs of $35,000,000.00 or more; and

(d) promptly following reasonable written request by any Participant through the Administrative Agent, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report delivered pursuant to this Section 6.9.

Section 6.10     Patriot Act Information

Each Participant, each Issuer, the Collateral Agent and the Administrative Agent (each for itself and not on behalf of any other Person) hereby notifies the Parent and the Applicants that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Parent and the Applicants, which information includes the name and address of the Parent and the Applicants and other information that will allow such Participant, such Issuer or the Administrative Agent, as applicable, to identify the Parent and the Applicants in accordance with the USA Patriot Act. The Parent and the Applicants shall promptly, following a request by any Agent, any Issuer or any Participant, provide all documentation and other information that such Agent, such Issuer or such Participant reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act.

Section 6.11     Other Information

The Parent and each Applicant shall reasonably promptly provide the Administrative Agent, any Participant or any Issuer with any information reasonably requested by the Administrative Agent, such Participant or such Issuer through the Administrative Agent respecting the business, properties, condition, financial or otherwise, or operations of the Parent, an Applicant, any Subsidiary or any Joint Venture, including any information requested by the Administrative Agent or any Participant concerning the calculation of EBITDA in any Compliance Certificate delivered to the Participants pursuant to Section 6.1(c) in a form acceptable to the Administrative Agent. The Administrative Agent shall provide copies of any written information provided to it pursuant to this Article VI to any Participant requesting the same.

ARTICLE VII

AFFIRMATIVE COVENANTS

From and after the Initial Utilization Date, the Parent and each Applicant jointly and severally agree with the Participants, the Issuers and the Administrative Agent to each of the following, as long as any Obligation or any Commitment remains outstanding:

Section 7.1    Preservation of Corporate Existence, Etc.

The Parent and the Applicants shall, and shall cause each of their respective Restricted Subsidiaries to, preserve and maintain its legal existence, rights (charter and statutory) and franchises, except as permitted by Sections 8.4, 8.5 and 8.6 and except if, in the reasonable business judgment of the Parent or the Applicants, it is in the business interest of the Parent, an Applicant or such Restricted Subsidiary not to preserve and maintain such legal existence (except with respect to the Applicants), rights (charter and statutory) and franchises, and such failure to preserve the same could not reasonably be expected to have a Material Adverse Effect and could not reasonably be expected to materially affect the interests of the Secured Parties under the Credit Documents or the rights and interests of any of them in the Collateral.

Section 7.2    Compliance with Laws, Etc.

(a) The Parent and the Applicants shall, and shall cause each of their respective Restricted Subsidiaries to, comply with all applicable Requirements of Law, Contractual Obligations and Permits, except where the failure so to comply could not reasonably be expected to have a Material Adverse Effect.

(b) The Parent and the Applicants shall at all times maintain in effect and enforce policies and procedures intended to ensure compliance by the Parent, its Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions.

Section 7.3 Conduct of Business

The Parent and the Applicants shall, and shall cause each of their respective Restricted Subsidiaries to, (a) conduct its business in the ordinary course (except for non-material changes in the nature or conduct of its business as carried on as of the Initial Utilization Date) and (b) use its reasonable efforts, in the ordinary course, to preserve its business and the goodwill and business of the customers, suppliers and others having business relations with the Parent, the Applicants, or any of its Restricted Subsidiaries, except where the failure to comply with the covenants in each of clauses (a) and (b) above could not reasonably be expected to have a Material Adverse Effect.

Section 7.4    Payment of Taxes, Etc.

The Parent and the Applicants shall, and shall cause each of their respective Restricted Subsidiaries to, pay and discharge before the same shall become delinquent, all lawful governmental claims, Taxes, assessments, charges and levies, except where (a) contested in good faith, by proper proceedings and adequate reserves therefor have been established on the books of the Parent, the Applicants or the appropriate Restricted Subsidiary in conformity with GAAP or (b) the failure to so pay and discharge could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 7.5    Maintenance of Insurance

The Parent and the Applicants shall, and shall cause each of its Restricted Subsidiaries to, (a) maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as, in the reasonable determination of the Parent, is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Parent or such Subsidiary operates; provided that, with respect to the Mortgaged Vessels, the Parent shall be required to provide or cause to be provided only such insurance as is required by the Collateral Documents, (b) the Parent, the Applicants and each other applicable Credit Party shall, without limiting the foregoing, at all times, (i) maintain, if available, fully paid flood hazard insurance with respect to each Mortgaged Property containing a Building (as defined in Section 208.25 of Regulation H of the FRB) that is located in a special flood hazard area, as designated by the Federal Emergency Management Agency of the United States Department of Homeland Security (“FEMA”), on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 or as otherwise reasonably required by the Collateral Agent, (ii) upon request, furnish to the Collateral Agent, for delivery to the Administrative Agent and the Participants, evidence of the renewal of all such policies, and (iii) furnish to the Collateral Agent, for delivery to the Administrative Agent and the Participants, written notice of any redesignation by FEMA of any such Building into or out of a special flood hazard area promptly upon obtaining knowledge of such redesignation. Additionally, the Parent and the Applicants shall deliver to the Collateral Agent, for delivery to the Administrative Agent and the Participants, (x) standard flood hazard determination forms and (y) if any Mortgaged Property is located in a special flood hazard area (A) notices to (and confirmations of receipt by) such Credit Party as to the existence of a special flood hazard and, if applicable, the unavailability of flood hazard insurance under the National Flood Insurance Program and (B) evidence of applicable flood insurance, if available, in each case in such form, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 or as otherwise required by the Collateral Agent, and (c) cause all property and general liability insurance policies (i) to name the Collateral Agent on behalf of the Secured Parties as additional insured with respect to liability policies or lender’s loss payee with respect to property policies (or a loss payee for any property policy the insurance provider for which will not agree to provide a lender’s loss payee endorsement), as appropriate, and (ii) to provide that no cancellation shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof (and the Applicants jointly and severally agree to provide to the Administrative

Agent prompt written notice of any material change in amount or material change in coverage). Subject to Section 2.12(b), so long as an Event of Default is not then continuing, the Collateral Agent, on behalf of the Secured Parties, agrees to promptly release, endorse and turn over to the Parent or the applicable Subsidiary any insurance proceeds received by the Collateral Agent.

Section 7.6    Access

The Parent and the Applicants shall from time to time during normal business hours permit the Administrative Agent, the Collateral Agent, the Participants, the Issuers, or any agents or representatives thereof within two Business Days after written notification of the same (except that during the continuance of an Event of Default, no such notice shall be required) to (a) examine and make copies of and abstracts from the records and books of account of the Parent, the Applicants and each of their respective Subsidiaries, (b) visit the properties of the Parent, the Applicants and each of their respective Subsidiaries, (c) discuss the affairs, finances and accounts of the Parent, the Applicants and each of their respective Subsidiaries with any of their respective officers or directors (subject to their availability, taking into account business travel and vacations) and (d) examine their respective financial and accounting records and other material data relating to their respective businesses or the transactions contemplated hereby (including, without limitation, in connection with environmental compliance, hazard or liability); provided that the Parent will not be required to permit any examination or visit as set forth in clauses (a) and (b) above with respect to the Administrative Agent and the Participants (or any agents or representatives thereof) unless such visit is coordinated through the Administrative Agent.

Section 7.7    Keeping of Books

The Parent and the Applicants shall, and shall cause each of their respective Subsidiaries to, keep proper books of record and account, in which full and correct entries shall be made of the financial transactions and assets and business of the Parent, the Applicants and each of their respective Subsidiaries; provided that the consolidated books of the Parent, the Applicants and each of their respective Subsidiaries shall be in conformity with GAAP on a consolidated basis.

Section 7.8    Maintenance of Properties, Etc.

(a) The Parent and the Applicants shall, and shall cause each of their respective Subsidiaries to, maintain and preserve (i) in good working order and condition (ordinary wear and tear excepted) all of its properties necessary in the conduct of its business, (ii) all rights, permits, licenses, approvals and privileges (including all Permits) necessary in the conduct of its business and (iii) all Material Intellectual Property (such term as used in this Section 7.8(a) only shall have the meaning assigned to it in the Pledge and Security Agreement), except where failure to so maintain and preserve the items set forth in clauses (i), (ii) and (iii) above could not reasonably be expected to have a Material Adverse Effect; provided that, with respect to the Mortgaged Vessels, the Parent and the Applicants will, or will cause the Mortgaged Vessel Owning Subsidiaries to, maintain and keep such Mortgaged Vessels in such condition, repair and working order as is required by the Collateral Documents.

(b) ~~The~~Except as permitted by Section 8.4, the Parent and the Applicants shall cause all Material Intellectual Property to be owned by a Credit Party.

Section 7.9    Application of Proceeds

The Applicants shall use the Letters of Credit as provided in Section 4.13.

Section 7.10    Environmental

(a) The Parent and the Applicants shall, and shall cause each of its Restricted Subsidiaries to, exercise reasonable due diligence in order to comply in all material respects with all Environmental Laws.

(b) The Parent agrees that the Administrative Agent may, from time to time, retain, at the expense of the Parent, an independent professional consultant reasonably acceptable to the Parent to review any report relating to Contaminants prepared by or for the Parent or the Applicants and to conduct its own investigation (the scope of which investigation shall be reasonable based upon the circumstances) of any property currently owned, leased, operated or used by the Parent, the Applicants or any of their respective Restricted Subsidiaries, if (x) a Default or an Event of Default shall have occurred and be continuing, or (y) the Administrative Agent reasonably believes (1) that an occurrence relating to such property is likely to give rise to any Environmental Liabilities and Costs in excess of $35,000,000.00 or (2) that a violation of an Environmental Law on or around such property has occurred or is likely to occur, which could, in either such case, reasonably be expected to result in Environmental Liabilities and Costs in excess of $35,000,000.00, provided that, unless an Event of Default shall have occurred and be continuing, such consultant shall not drill on any property of the Parent or any of its Restricted Subsidiaries without the Parent’s prior written consent. The Parent and the Applicants shall use their reasonable efforts to obtain for the Administrative Agent and its agents, employees, consultants and contractors the right, upon reasonable notice to Parent, to enter into or on to the facilities or Mortgaged Vessels currently owned, leased, operated or used by the Parent, an Applicant or any of their respective Restricted Subsidiaries to perform such tests on such property as are necessary to conduct such a review and/or investigation. Any such investigation of any property shall be conducted, unless otherwise agreed to by the Parent and the Administrative Agent, during normal business hours and shall be conducted so as not to unreasonably interfere with the ongoing operations at any such property or Mortgaged Vessel or to cause any damage or loss at such property or Mortgaged Vessel. The Parent, the Applicants and the Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of the Administrative Agent pursuant to this subsection will be obtained and shall be used by the Administrative Agent and the Participants for the purposes of the Participants’ internal credit decisions, to monitor the Letter of Credit Obligations and to protect the Participants’ security interests created by the Credit Documents, and the Administrative Agent and the Participants hereby acknowledge and agree any such report will be kept confidential by them to the extent permitted by law except as provided in the following sentence. The Administrative Agent agrees to deliver a copy of any such report to the Parent with the understanding that the Parent acknowledges and agrees that (i) it will indemnify and hold harmless the Administrative Agent and each Participant from any costs, losses or liabilities relating to the Parent’s use of or reliance on such report, (ii) neither the Administrative Agent nor any Participant makes any representation or warranty with respect to such report, and (iii) by delivering such report to the Parent, neither the Administrative Agent nor any Participant is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

(c) Promptly after a Responsible Officer of the Parent or any Applicant obtains actual knowledge thereof, the Parent or such Applicant shall advise the Administrative Agent, for delivery to the Participants, in writing and in reasonable detail of (i) any Release or threatened Release of any Contaminants required to be reported by the Parent or its Restricted Subsidiaries, to any Governmental Authorities under any applicable Environmental Laws and which could reasonably be expected to have Environmental Liabilities and Costs in excess of $35,000,000.00, (ii) any and all written communications with respect to any pending or threatened claims under Environmental Law in each such case which, individually or in the aggregate, have a reasonable possibility of giving rise to Environmental Liabilities and Costs in excess of $35,000,000.00, (iii) any Remedial Action performed by the Parent or any other Person in response to (x) any Contaminants on, under or about any property, the existence of which has a reasonable possibility of resulting in Environmental Liabilities and Costs in excess of $35,000,000.00, or (y) any other Environmental Liabilities and Costs that could reasonably be expected to result in Environmental Liabilities and Costs in excess of $35,000,000.00, (iv) discovery by the Parent or its Restricted Subsidiaries of any occurrence or condition on any material property that could cause the Parent’s or its Restricted Subsidiaries’ interest in any such property to be subject to any restrictions on the ownership, occupancy, transferability or use thereof under any applicable Environmental Laws or Environmental Liens other than those that could not reasonably be expected to result in a Material Adverse Effect, and (v) any written request for information from any Governmental Authority that fairly suggests such Governmental Authority is investigating whether the Parent or any of its Restricted Subsidiaries may be potentially responsible for a Release or threatened Release of Contaminants which has a reasonable possibility of giving rise to Environmental Liabilities and Costs in excess of $35,000,000.00.

(d) The Parent shall promptly notify the Administrative Agent, for delivery to the Participants, of (i) any proposed acquisition of Stock, assets, or property by the Parent or any of its Restricted Subsidiaries that could reasonably be expected to expose the Parent or any of its Restricted Subsidiaries to, or result in, Environmental Liabilities and Costs in excess of $35,000,000.00 and (ii) any proposed action to be taken by the Parent or any of its Restricted Subsidiaries to commence manufacturing, industrial or other similar operations that could reasonably be expected to subject the Parent or any of its Restricted Subsidiaries to additional Environmental Laws, that are materially different from the Environmental Laws applicable to the operations of the Parent or any of its Subsidiaries as of the Initial Utilization Date.

(e) The Parent shall, at its own expense, provide copies of such documents or information as the Administrative Agent or any Participant may reasonably request in relation to any matters disclosed pursuant to this Section 7.10.

(f) To the extent required by Environmental Laws or Governmental Authorities under applicable Environmental Laws, the Parent shall promptly take, and shall cause each of its Restricted Subsidiaries promptly to take, any and all necessary Remedial Action in connection with the presence, handling, storage, use, disposal, transportation or Release or threatened Release of any Contaminants on, under or affecting any property in order to comply in all material respects with all applicable Environmental Laws and Governmental Authorities under applicable Environmental Laws. In the event the Parent or any of its Restricted Subsidiaries undertakes any Remedial Action with respect to the presence, Release or threatened Release of any Contaminants on or affecting any property, the Parent or any of its Subsidiaries shall conduct and complete such Remedial Action in material compliance with all applicable Environmental Laws, and in material accordance with the applicable policies, orders and directives of all relevant Governmental Authorities except when, and only to the extent that, the Parent or any such Subsidiaries’ liability for such presence, handling, storage, use, disposal, transportation or Release or threatened Release of any Contaminants is being contested in good faith by Parent or any of such Subsidiaries. In the event the Parent fails to take required actions to address such Release or threatened Release of Contaminants or to address a violation of or liability under Environmental Law, the Administrative Agent may, upon providing the Parent with 20 Business Days’ prior written notice, enter the property and, at the Parent’s sole expense, perform whatever action the Administrative Agent reasonably deems prudent to rectify the situation.

Section 7.11    Additional Collateral and Guaranties

Subject to the Collateral Agency and Intercreditor Agreement and the Senior Intercreditor Agreement, to the extent not delivered to the Administrative Agent or Collateral Agent, as applicable, on or before the Initial Utilization Date, the Parent and the Applicants jointly and severally agree to do promptly each of the following (in each case subject to the Security Principles):

(a) execute and deliver and cause each Guarantor to execute and deliver to the Administrative Agent such amendments to the Collateral Documents or enter into such new Collateral Documents as are necessary, or deemed by the Administrative Agent or the Collateral Agent to be reasonably advisable, in order to grant to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the Stock and Stock Equivalents and other debt Securities of any Subsidiary (other than Excluded Assets (as defined in the Pledge and Security Agreement) that are owned by the Parent, an Applicant or any other Guarantor and to perfect such Lien as a first-priority Lien (it being understood that such actions shall be required in the United States of America and, at the reasonable request of the Administrative Agent, any other jurisdiction);

(b) deliver and cause each Guarantor to deliver to the Collateral Agent the certificates (if any) representing such Stock and Stock Equivalents and other debt Securities, together with (A) in the case of such certificated Stock and Stock Equivalents, undated stock powers or other instruments of transfer endorsed in blank and (B) in the case of such certificated debt Securities, endorsed in blank, in each case executed and delivered by a Responsible Officer of the Parent, an Applicant or other Guarantor, as the case may be;

(c) in the case of any Material Wholly-Owned Subsidiary, cause such Subsidiary (x) in the case of any direct holder of equity interests in an Applicant, concurrently with such Person acquiring such equity interests in an Applicant and (y) otherwise, not later than 30 days (or such later date permitted by the Administrative Agent in its sole discretion) after the earlier of the date of delivery of any Compliance Certificate or the deadline for delivery of such Compliance Certificate, (A) to become a Guarantor, (B) to become a party to the Pledge and Security Agreement (as reaffirmed by the Reaffirmation Agreement) (or another security instrument executed and delivered by such Material Wholly-Owned Subsidiary in form and substance satisfactory to the Administrative Agent, pursuant to which such Material Wholly-Owned Subsidiary grants a Lien to the Collateral Agent) and the applicable Collateral Documents and (C) to take such actions necessary or advisable to grant to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest, and to perfect such security interest, in the Collateral described in the Collateral Documents with respect to such Subsidiary, including the filing of UCC financing statements in such jurisdictions as may be required by the Collateral Documents or by law or as may be reasonably requested by the Administrative Agent or the Collateral Agent (it being understood that such actions shall be required in the United States of America and, at the reasonable request of the Administrative Agent or the Collateral Agent, any other jurisdiction); provided that if any non-U.S. Subsidiary is an Excluded Subsidiary solely as a result of such Subsidiary’s Guarantee having been prohibited by (A) any Governmental Authority with authority over such Subsidiary or (B) applicable law, or such Subsidiary’s Guarantee would result in a substantial risk to the officers or directors of such Subsidiary or a civil or criminal liability, at the reasonable request of the Administrative Agent or the Collateral Agent, the Parent shall diligently pursue any relevant governmental or third party consents or other authority to permit such Subsidiary to create or perfect a security interest in such Collateral or to mitigate such risk of liability.

(d) if any Credit Party owns or acquires any marine vessel other than an Excluded Vessel with a Fair Market Value in excess of $10,000,000.00, then such Credit Party shall execute and deliver such mortgages and other security instruments as shall be necessary to cause such vessel to become a Mortgaged Vessel subject to a perfected first-priority security interest (subject to any permitted Liens specified in the applicable Mortgage) within 20 Business Days of such Person becoming a Credit Party or such acquisition, as applicable;

(e) if the Fair Market Value of any marine vessel owned by any Credit Party (other than an Excluded Vessel) increases to an amount in excess of $10,000,000.00 because of improvements to such marine vessel, then such Credit Party shall, within 20 Business Days of a Responsible Officer of the Parent learning of such increase in Fair

Market Value, execute and deliver such mortgages and other security instruments as shall be necessary to cause such vessel to become a Mortgaged Vessel subject to a perfected first-priority security interest (subject to any permitted Liens specified in the applicable Mortgage);

(f) if requested by the Administrative Agent or Collateral Agent, deliver to the Administrative Agent, the Collateral Agent and the other Secured Parties customary legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to such Agent.

Section 7.12    Real Property

With respect to any (a) fee interest in any Real Property located in the United States with a reasonably estimated Fair Market Value of $10,000,000.00 or more, or, upon the request of the Collateral Agent, any leasehold interest in any Real Property (other than in respect of any leasehold interest in any Real Property used primarily for offices of the Parent or any of its Subsidiaries) with net lease payments of more than $10,000,000.00 annually and (b) any fee interest in any Real Property located outside of the United States with a reasonably estimated Fair Market Value of $5,000,000.00 or more, or, upon the request of the Collateral Agent, any leasehold interest in any Real Property (other than in respect of any leasehold interest in any Real Property used primarily for offices of the Parent or any of its Subsidiaries) with net lease payments of more than $5,000,000.00 annually, in each case acquired or leased after the Initial Utilization Date by the Parent, an Applicant or any other Credit Party (other than any such Real Property acquired with Indebtedness permitted by Section 8.1(d), or (m)), the Parent or the applicable Credit Party shall promptly (and, in any event, within 60 days following the date of such acquisition or such later date permitted by the Collateral Agent in its sole discretion) (i) subject to the terms of the Senior Intercreditor Agreement, execute and deliver a first priority Mortgage (subject only to Liens permitted by this Agreement) in favor of the Collateral Agent, for the benefit of the Secured Parties, covering such Real Property and complying with the provisions herein and in the Collateral Documents, and shall take such further action and deliver or cause to be delivered such further documents as the Collateral Agent may reasonably request to effect the transactions contemplated by the provisions herein and in the Collateral Documents; provided that no delivery of a Mortgage under this clause (i) shall occur on or before the Initial Utilization Date, (ii) if reasonably requested by the Collateral Agent and available in such jurisdiction, (1) provide the Secured Parties with title reports and title insurance policies (with endorsements) in an amount at least equal to the purchase price of such Real Property (or such other amount as the Collateral Agent shall reasonably specify), and if applicable, (2) lease estoppel certificates, (3) provide the Secured Parties with evidence of zoning compliance, ALTA surveys, appraisals, environmental assessments and reports, mortgage tax affidavits and declarations and other customary similar information and related affidavits and certifications as are reasonably requested by, and in form and substance reasonably acceptable to, the Collateral Agent from time to time, and (4) provide the Secured Parties with evidence that the casualty and other insurance (including, without limitation, flood insurance) required pursuant to the Credit Documents is in full force and effect; provided that with respect to any Real Property being added as Collateral (other than as set forth on Schedule 7.14 of the Existing Credit Agreement as in effect on the date hereof), the Parent shall give at least 60 days’ prior written notice to the Collateral Agent and the Administrative Agent (for delivery to the Participants) prior to pledging such Real Property to the Collateral Agent, and, upon confirmation from the Collateral Agent and each Participant that all flood insurance due diligence and flood insurance compliance verification with the Flood Disaster Protection Act and regulations promulgated pursuant thereto has been completed (it being understand that a Participant shall be deemed to have confirmed completion unless it shall object thereto by written notice to the Collateral Agent within such 60-day period), such Real Property may be pledged, all in form and substance reasonably satisfactory to the Collateral Agent; provided further, however, that notwithstanding anything to the contrary in any of the foregoing, no Mortgage described in this Section 7.12 shall be completed prior to the receipt by each Participant of each item requested in clause (ii) above and any other information as needed for each Participant to conduct its flood due diligence, and any applicable time periods for any Credit Party to deliver such Mortgage pursuant to the Credit Documents will be automatically and with no further action extended to a reasonable period of time after such receipt (it being understand that a Participant shall be deemed to have confirmed receipt unless it shall advise otherwise by written notice to the Collateral Agent within such 60-day period), and (iii) if reasonably requested by the Administrative Agent or the Collateral Agent, deliver to the Administrative Agent, the Collateral Agent and the other Secured Parties legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent and the Collateral Agent requesting the same.

Section 7.13 Undertaking with Respect to NO 105

~~Within~~ Subject to the terms of the Senior Intercreditor Agreement, within 45 days (or such longer period permitted by the Administrative Agent in its sole discretion) following the repayment in full of the NO 105 Indebtedness (it being agreed that such 45-day period shall not commence until repayment in full of the NO 105 Indebtedness has been completed and all related termination and release documents have been properly tendered, filed and/or registered, as applicable), the Parent or the applicable Subsidiary of the Parent shall execute and deliver such mortgages and other security instruments as shall be necessary to cause the NO 105 to become a Mortgaged Vessel subject to a perfected first-priority security interest (other than permitted Liens specified in the applicable Mortgage, but in each case, which vessel shall not be subject to any other Liens securing Indebtedness for borrowed money other than those subject to the Senior Intercreditor Agreement).

Section 7.14 Additional Undertakings

The Applicants shall (a) deliver to the Administrative Agent each of the agreements, documents, instruments or certificates described on Schedule 7.14 of the Existing Credit Agreement, each in form and substance reasonably satisfactory to the Administrative Agent (except with respect to any such agreements, documents, instruments or certificates delivered to the Administrative Agents (as defined in the Existing Credit Agreement) prior to the Effective Date) and (b) perform each of the actions described on Schedule 7.14 of the Existing Credit Agreement, in each case by the date set forth opposite each such item or action on Schedule 7.14 of the Existing Credit Agreement or such later date (i) permitted by the Administrative Agents (as defined in the Existing Credit Agreement) prior to the Effective Date or (ii) permitted by each of the Administrative

Agent and Collateral Agent, in each case in its sole discretion. The provisions of this Section 7.14 shall inure to the benefit of the Collateral Agent, and the Collateral Agent shall have rights as a third party beneficiary of any of such provisions or any obligations with respect hereto.

Section 7.15 Maturity Date Notice

The Applicants or the Parent shall deliver to the Administrative Agent a written notice signed by a Responsible Officer promptly after the LC Facility Maturity Date (as defined under the Existing Credit Agreement) has occurred, stating that the LC Facility Maturity Date (as defined under the Existing Credit Agreement) has occurred.

ARTICLE VIII

NEGATIVE COVENANTS

From and after the Initial Utilization Date, the Parent and each Applicant jointly and severally agree with the Participants, the Issuers and the Administrative Agent to each of the following, as long as any Obligation or any Commitment remains outstanding:

Section 8.1 Indebtedness

None of the Parent or any Applicant shall (x) and shall not permit any Captive Insurance Subsidiary or any of the Parent’s Restricted Subsidiaries to, directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness or (y) issue Disqualified Stock except for the following:

(a) (i) the Credit Facility Obligations and (ii) the Obligations;

(b) Indebtedness existing on May 10, 2018 and disclosed on Schedule 8.1;

(c) Guaranty Obligations incurred by any Credit Party in respect of Indebtedness of any Credit Party that is permitted by this Section 8.1;

(d) (i) secured Indebtedness of the Parent or any Restricted Subsidiary including Capital Lease Obligations and purchase money Indebtedness incurred by the Parent or a Restricted Subsidiary of the Parent to finance (concurrently with or within 90 days after) the acquisition of tangible property (including marine vessels) and Indebtedness in respect of sale and leaseback transactions permitted under Section 8.13 and (ii) unsecured Indebtedness of the Parent or any Restricted Subsidiary, not to exceed an aggregate outstanding principal amount of $10,000,000.00 at any time; for all of the foregoing Indebtedness described in clauses (i) and (ii) above not to exceed an aggregate outstanding principal amount of $400,000,000.00 at any time;

(e) (i) Refinancing Indebtedness in respect of Indebtedness permitted by clause (b) above (other than the NO 105 Indebtedness)~~, clauses (m) and (r) below~~ or this clause (e) and (ii) Refinancing Senior Notes Indebtedness in respect to Indebtedness permitted by clause (r)(i) below and increases thereof in lieu of cash payments of interest;

(f) Indebtedness arising from intercompany loans that are Investments permitted under, or not prohibited by, Section 8.5 (i) from any Credit Party to any other Credit Party; (ii) from any Subsidiary of the Parent to any Credit Party; (iii) from any Subsidiary of the Parent that is not a Credit Party to any Restricted Subsidiary of the Parent that is not a Credit Party; or (iv) from any Credit Party to any Restricted Subsidiary of the Parent that is not a Credit Party; provided, however, that

(A)

all such Indebtedness of the types described in clauses (i), (ii) and (iv) above is evidenced by that certain Global Intercompany Note dated as of May 10, 2018, subject, except as provided under the Senior Intercreditor Agreement, to a first priority Lien pursuant to the Pledge and Security Agreement or another Collateral Document if the payee is a Credit Party,

(B)	all such Indebtedness of the type described in clause (ii) above may not be paid when an Event of Default exists, unless such payment is being made to a Credit Party, and

(C)

any payment by any Guarantor under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any Indebtedness owed by such Guarantor to the Applicants or to any of the other Credit Parties for whose benefit such payment is made;

(g) ~~Permitted Term Refinancing Debt;~~[reserved];

(h) Indebtedness under or in respect of Hedging Contracts that are not speculative in nature;

(i) Indebtedness in respect of Treasury Management Arrangements;

(j) Indebtedness in respect of any insurance premium financing for insurance being acquired by the Parent or any Restricted Subsidiary under customary terms and conditions and not in connection with the borrowing of money;

(k) Alternate Program Indebtedness in an aggregate principal amount not to exceed $400,000,000.00 at any time outstanding;

(l) Amazon Permitted Debt (including any unsecured Guaranty Obligations in respect thereof) in an aggregate principal amount not to exceed $285,000,000.00 at any time outstanding;

(m) Indebtedness assumed in connection with (but not in anticipation of) an Acquisition permitted under Section 8.3;

(n) Indebtedness in respect of matured or drawn Performance Guarantees, provided that such Indebtedness is reimbursed or extinguished within 5 Business Days of being matured or drawn;

(o) Indebtedness in respect of letters of credit, bank guarantees and other similar obligations in an aggregate outstanding amount not to exceed $400,000,000.00 at any time;

(p) ~~Indebtedness owed to Horton CBI, Limited in an aggregate outstanding principal amount not to exceed $100,000,000.00 at any time; provided, that such Indebtedness shall be expressly subordinate to the payment in full in cash of the Obligations on terms satisfactory to the Administrative Agent;~~ [Reserved];

(q) Indebtedness evidenced by letters of credit, bank guarantees or other similar instruments in an aggregate face amount not to exceed at any time $150,000,000.00 issued in the ordinary course of business to secure obligations of the Parent and its Restricted Subsidiaries under workers’ compensation and other social security programs, and Contingent Obligations with respect to any such permitted letters of credit, bank guarantees or other similar instruments;

(r) (i) Indebtedness in respect of the Senior Notes and the guarantees of the Credit Parties in respect of such Indebtedness and (ii) other unsecured Junior Priority Indebtedness issued by the Parent or one or both U.S. Applicants and any Guaranty Obligations of a Credit Party in respect thereof in an unlimited principal amount so long as the Leverage Ratio does not exceed 3.00:1.00 on a pro forma basis after giving effect to the incurrence of such Junior Priority Indebtedness and the use of proceeds thereof; provided that in respect of this clause (ii), no Default or Event of Default has occurred and is continuing or would result from the incurrence thereof;

(s) unsecured Indebtedness incurred by any Applicant or any other Subsidiary Guarantor and owing to a Joint Venture in which any Applicant or any other Subsidiary Guarantor owns any interest in an aggregate outstanding amount not to exceed $750,000,000.00 at any time;

(t) Indebtedness in respect of Other Specified Permitted Sale/Leasebacks at any time;

(u) ~~Indebtedness under the Exchangeable Notes; and~~[reserved]; and

(v) Investments permitted under Section 8.5 constituting Indebtedness; and ¶

(w) Indebtedness in respect to the Priming Credit Agreement Obligations and the guarantees of the Credit Parties in respect of such Indebtedness in an outstanding principal amount not to exceed $1,700,000,000.00 less the amount of any repayments of principal of the Term Loans (as defined in the Priming Credit Agreement) and reductions of commitments under the Priming Credit Agreement.

Section 8.2 Liens, Etc.

The Parent and the Applicants shall not, and shall not permit any of its Restricted Subsidiaries to, create or suffer to exist any Lien upon or with respect to any of their respective properties or assets, whether now owned or hereafter acquired, or assign, or permit any of its Restricted Subsidiaries to assign, any right to receive income, except for the following:

(a) Liens created pursuant to the Collateral Documents securing the Credit Facility Obligations and the Obligations;

(b) Liens existing on May 10, 2018 and disclosed on Schedule 8.2;

(c) Customary Permitted Liens;

(d) Liens securing Indebtedness permitted under Section 8.1(d) or (m):

(i) in assets that are not Collateral (other than equipment);

(ii) in property subject to and acquired, constructed or improved with the proceeds of a Capital Lease or purchase money Indebtedness (including any sale and leaseback transaction permitted under Section 8.13), in each case if (A) the Indebtedness secured thereby is incurred within 90 days after the date of such acquisition, construction or improvement of such property and does not exceed the lesser of the cost or Fair Market Value of such property at the time of such acquisition, construction or improvement and (B) such Liens do not apply to any other property (other than proceeds of such acquired, constructed or improved property) or assets of the Parent or any of its Restricted Subsidiaries; or

(iii) to which any property is subject at the time of the Parent’s or a Restricted Subsidiary’s acquisition thereof on or after the Initial Utilization Date in accordance with this Agreement if such Liens do not apply to any other property (other than proceeds of such acquired property) of the Parent or any of its Restricted Subsidiaries;

(e) any Lien securing the renewal, extension, refinancing or refunding of any Indebtedness (other than the NO 105 Indebtedness) secured by any Lien permitted by clause (b) ~~or (d)~~ above or this clause (e) without any material change in the assets subject to such Lien;

(f) Liens in favor of lessors securing operating leases not prohibited hereunder;

(g) Liens arising out of judgments or awards and not constituting an Event of Default under Section 9.1(g);

(h) Liens encumbering inventory, work-in-process and related property in favor of customers or suppliers securing obligations and other liabilities (other than Indebtedness) to such customers or suppliers to the extent such Liens are granted in the ordinary course of business and are consistent with past business practices;

(i) Liens on pledged cash of the Parent and its Restricted Subsidiaries required for notional cash pooling arrangements in the ordinary course of business;

(j) Liens with respect to foreign exchange netting arrangements and other treasury or cash management arrangements to the extent incurred in the ordinary course of business and consistent with past business practices; provided that the aggregate outstanding amount of all such obligations and liabilities secured by such Liens shall not exceed $50,000,000.00 at any time;

(k) Liens securing insurance premium financing permitted under Section 8.1(j) under customary terms and conditions; provided that no such Lien may extend to or cover any property other than the insurance being acquired with such financing, the proceeds thereof and any unearned or refunded insurance premiums related thereto;

(l) Liens not otherwise permitted by the foregoing clauses of this Section 8.2 securing obligations or other liabilities of the Parent or any Restricted Subsidiary of the Parent; provided, however, that the aggregate outstanding amount of all such obligations and liabilities secured by such Liens shall not exceed ~~the greater of (x)~~ $200,000,000.00 ~~and (y) 2.5% of Total Assets at any time~~;

(m) Liens on the Amazon and the Amazon Equipment securing Amazon Permitted Debt;

(n) Liens securing reimbursement obligations in respect of Extended Letters of Credit;

(o) Liens on receivables and related rights sold or purported to be sold pursuant to any Alternate Program in accordance with Section 8.4(k) (or any document executed by the Parent or any Restricted Subsidiary of the Parent in connection therewith);

(p) ~~Liens on Collateral that secure Permitted Term Refinancing Debt and are subject to an Intercreditor Agreement;~~[reserved];

(q) Liens on Collateral securing reimbursement or other obligations in an aggregate amount not to exceed at any time the Additional LC Capacity with regard to Performance Guarantees; provided that such Liens are subject to the Collateral Agency and Intercreditor Agreement;

(r) Liens on assets not constituting Collateral securing Indebtedness permitted under Section 8.1(t); ~~and~~

(s) Liens on cash, bank accounts and accounts receivable securing Indebtedness described in Section 8.1(h) and Section 8.1(o) and reimbursement or other obligations with respect to unmatured or undrawn, as applicable, Performance Guarantees; provided that the aggregate amount of cash, bank accounts and accounts receivable securing Indebtedness described in Section 8.1(h) shall not exceed $50,000,000.00 at any time and the aggregate amount of cash, bank accounts and accounts receivable securing Performance Guarantees shall not exceed $300,000,000.00 at any time; ¶

(t) Liens on Collateral securing the Priming Credit Agreement Obligations that Indebtedness permitted under Section 8.1(h) incurred after the Amendment No. 1 Effective Date in each case that are subject to the Senior Intercreditor Agreement; and¶

(u) Liens on Collateral securing Refinancing Senior Notes Indebtedness and are subject to the Junior Intercreditor Agreement.

Without limiting the foregoing limitations, (x) unless the NO 105 is a Mortgaged Vessel, the Parent and the Applicants shall not, and shall not permit any of their respective Subsidiaries to (i) create or suffer to exist any Lien upon or with respect to the NO 105 or (ii) assign any right to receive income with respect to the NO 105, in either case to secure Indebtedness for borrowed money other than NO 105 Indebtedness and (y) the Parent and the Applicants shall not, and shall not permit any of their respective Subsidiaries to (i) create or suffer to exist any Lien upon or with respect to the Altamira Yard or (ii) assign any right to receive income with respect to the Altamira Yard, in either case to secure Indebtedness for borrowed money other than hereunder. ¶

Notwithstanding the foregoing or anything herein to the contrary, the Parent and the Applicants shall not, and shall not permit any of their Restricted Subsidiaries to, create or suffer to exist any Lien upon or with respect to any Collateral securing Indebtedness for borrowed money on a senior basis to the Lien on the Collateral securing the Obligations (other than the liens on Collateral permitted by Sections 8.2(b), (c), (d) and (t)).

Section 8.3 Acquisitions

The Parent and the Applicants shall not, and shall not permit any of their respective Restricted Subsidiaries to, directly or indirectly, make any Acquisitions except any non-hostile Acquisition subject to the satisfaction of each of the following conditions:

(a) if the aggregate consideration in respect of any such Acquisition exceeds $100,000,000.00, the Administrative Agent shall receive prior written notice of such Acquisition, which notice shall include, without limitation, a description of such Acquisition with such detail as the Administrative Agent shall reasonably require;

(b) immediately after giving effect to such Acquisition, Liquidity shall not be less than $200,000,000.00;

(c) within the applicable time periods required pursuant to Section 7.11 and Section 7.12, after the closing of such Acquisition, the Parent, the Applicants (or the Restricted Subsidiary making such Acquisition) and the target of such Acquisition (unless it is a Subsidiary that is not a Material Wholly-Owned Subsidiary) shall have executed such documents and taken such actions as may be required under Section 7.11 and Section 7.12;

(d) if such Acquisition involves the acquisition of one or more marine vessels, in each case having a Fair Market Value in excess of $10,000,000.00, such vessel or vessels, except in the case where acquired using Indebtedness permitted by Section 8.1(m) that is the subject of a Lien permitted under Section 8.2 existing at the time of (but not incurred in anticipation of) any such acquisition, shall within the applicable time periods required pursuant to Section 7.11, become Collateral pursuant to arrangements substantially similar to those made with respect to similar Mortgaged Vessels on or before the Initial Utilization Date; and

(e) at the time of such Acquisition and after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing, (ii) the statement set forth in Section 3.3(b)(i) shall be true and (iii) the Applicants would be in pro forma compliance with Article V for the most recent four quarter period for which financial statements have been delivered pursuant to Section 6.1(a) or (b).

Section 8.4 Sale of Assets

The Parent and the Applicants shall not, and shall not permit any of its Restricted Subsidiaries to, sell, convey, transfer, lease or otherwise dispose of (including by allocation of assets by division or allocation of assets to any series of limited liability company, limited partnership or trust that constitutes a separate legal entity or Person, in each case pursuant to a transaction referenced in Section 1.4(h)) any of their respective assets or any interest therein (including the sale or factoring of any accounts) to any Person, or permit or suffer any other Person to acquire any interest in any of their respective assets or, in the case of any Restricted Subsidiary, issue or sell any shares of such Restricted Subsidiary’s Stock or Stock Equivalent (any such disposition being an “Asset Sale”), except for the following:

(a) the sale or disposition of inventory (including fabricated projects for customers, such as offshore production platforms and related components) in the ordinary course of business;

(b) transfers resulting from any taking or condemnation of any property of the Parent or any of its Restricted Subsidiaries (or, as long as no Default or Event of Default has occurred and is continuing or would result therefrom, deed in lieu thereof);

(c) as long as no Default or Event of Default is continuing or would result therefrom, the sale or disposition of equipment that the Parent reasonably determines is no longer useful in its or its Subsidiaries’ business, has become obsolete, damaged or surplus or is replaced in the ordinary course of business;

(d) as long as no Default or Event of Default is continuing or would result therefrom, the lease or sublease or chartering of property not constituting a sale and leaseback, to the extent not otherwise prohibited by this Agreement or the other Credit Documents;

(e) as long as no Default or Event of Default is continuing or would result therefrom, discounts, adjustments, settlements and compromises of accounts and contract claims in the ordinary course of business;

(f) any Asset Sale (i) to the Parent, an Applicant or any Credit Party Wholly-Owned by an Applicant or (ii) by any Restricted Subsidiary that is not a Credit Party to the Parent, an Applicant or another Restricted Subsidiary;

(g) as long as no Default or Event of Default is continuing or would result therefrom, ~~and subject to Section 2.12(a),~~ any other Asset Sale (other than an Asset Sale in respect of a Mortgaged Vessel or Stock in a Mortgaged Vessel Owning Subsidiary or any Asset Sale of all or any portion of the Technology Business) for Fair Market Value, at least 75% of which is payable in cash, Cash Equivalents or Specified Other Consideration upon such sale. For purposes of this clause (g), “Specified Other Consideration” shall mean, with respect to any Asset Sale, ~~(i) Non-cash Consideration identified by the Parent to the Administrative Agent in writing as being “Specified Other Consideration” for such Asset Sale and the amount thereof; provided that the amount of such Non-cash Consideration, together with the amount of Specified Other Consideration described in this clause (g) for all other Asset Sales after the Initial Utilization Date does not exceed $75,000,000.00; and (ii)~~ in connection with any assets or property directly related to the Amazon, the amount of any liabilities or other obligations of the Parent, an Applicant or any other Restricted Subsidiary that is expressly assumed by the transferee of any such assets or property;

(h) any Asset Sale of one or more Mortgaged Properties or Mortgaged Vessels or Stock in a Mortgaged Vessel Owning Subsidiary or a Subsidiary which directly or indirectly owns a Mortgaged Vessel Owning Subsidiary, ~~subject to Section 2.12(a),~~ and so long as (i) no Default or Event of Default is continuing or would result therefrom, (ii) the Asset Sale is for Fair Market Value, (iii) except to the extent that a Credit Party receives one or more marine vessels from another Person in trade or exchange for such assets so disposed of, at least 75% of the consideration for such Asset Sale consists of cash or Cash Equivalents received at closing of such Asset Sale, and (iv) any marine vessel received from another Person in trade or exchange for such assets so disposed of shall concurrently with its acquisition be added to the Collateral;

(i) as long as no Default or Event of Default is continuing or would result therefrom, any Asset Sale of the Stock of any Captive Insurance Subsidiary for Fair Market Value, at least 75% of which is payable in cash or Cash Equivalents upon such sale;

(j) Asset Sales permitted by Section 8.13;

(k) dispositions of any receivables and related rights pursuant to any Alternate Program permitted hereunder;

(l) as long as no Default or Event of Default is continuing or would result therefrom, ~~any Asset Sale by the Parent, the Applicants or any of their respective Subsidiaries of any equity interests in any Restricted Subsidiaries and~~ the issuance by ~~any such~~a Restricted Subsidiary of any equity interests;

(m) as long as no Default or Event of Default is continuing or would result therefrom, non-exclusive assignments and licenses of intellectual property of the Parent and its Restricted Subsidiaries in the ordinary course of business;

(n) any Asset Sale (other than an Asset Sale of a Mortgaged Vessel) pursuant to a single transaction or series of related transactions in which the Parent or its Restricted Subsidiaries receive aggregate consideration of $10,000,000.00 or less;

(o) the sale or disposition of equipment in the ordinary course of business to Joint Ventures and Restricted Subsidiaries that are not Credit Parties in an aggregate amount since the Initial Utilization Date not to exceed $50,000,000.00; ~~and~~

(p) the sale or disposition of the Beaumont Facility; and¶

(q) as long as no Default or Event of Default is continuing or would result therefrom, any Asset Sale of the Technology Business for Fair Market Value.

Section 8.5 Restricted Payments

The Parent and the Applicants shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, declare, order, pay or make any sum for any Restricted Payment except for:

(a) Restricted Payments by the Parent to any other Credit Party;

(b) Restricted Payments by (i) any Restricted Subsidiary of the Parent to any Credit Party or (ii) any Restricted Subsidiary that is not a Credit Party to another Restricted Subsidiary that is not a Credit Party;

(c) Restricted Payments by any Restricted Subsidiary that is not a Wholly-Owned Subsidiary to any Credit Party and to holders of equity interests in such Restricted Subsidiary to the extent (i) such Restricted Payments are made pro rata among the holders of the equity interests in such Restricted Subsidiary or (ii) pursuant to the terms of the joint venture, charter, bylaws or other distribution agreement for such Restricted Subsidiary in form and substance expressly approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed);

(d)(i) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Stock or Stock Equivalents of the Parent or any of its Restricted Subsidiaries (x) made solely with the proceeds received from the exercise of any warrant, option or other similar instrument or (y) that is deemed to occur upon the cashless exercise of stock options, warrants or other similar instruments and (ii) the repurchase, redemption or other acquisition or retirement for value of any Stock or Stock Equivalents of the Parent or any Restricted Subsidiary held by any current or former officer, director or employee pursuant to any equity-based compensation plan, equity subscription agreement, stock option agreement, shareholders’ agreement or similar agreement (including pursuant to the “Chicago Bridge & Iron 2008 Long-Term Incentive Plan, as Amended”) in an aggregate amount not to exceed (a) $15,000,000.00 for any Fiscal Year plus (b) unused amounts from preceding Fiscal Years; provided that amounts under this clause (d)(ii) shall not exceed $45,000,000.00 in the aggregate after the Initial Utilization Date;

(e)(i) any payments in connection with Permitted Bond Hedge Transactions, (ii) the settlement of any related Permitted Warrant Transactions (A) by delivery of shares of Parent’s common stock upon settlement thereof (and cash in lieu of fractional shares) or (B) by (1) set-off against the related Permitted Bond Hedge Transaction or (2) payment of an early termination amount thereof in common stock upon an early termination thereof, and (iii) any repurchases, redemptions or other acquisitions or retirements for value of Stock or Stock Equivalents of the Parent (and cash in lieu of fractional shares) deemed to occur upon the exercise of stock options, warrants, rights to acquire Stock of the Parent or other convertible securities to the extent such Stock of the Parent represents a portion of the exercise or exchange price thereof;

(f) Investments existing on May 10, 2018 and disclosed on Schedule 8.5, and any refinancings of such Investments to the extent constituting Indebtedness otherwise permitted under Section 8.1(b), provided such refinancing complies with the provisions of Section 8.1(e);

(g) Investments in cash and Cash Equivalents;

(h) Investments in accounts, contract rights and chattel paper (each as defined in the UCC), notes receivable and similar items arising or acquired from the sale of Inventory in the ordinary course of business consistent with the past practice of the Parent and its Restricted Subsidiaries;

(i) Investments received in settlement of amounts due to the Parent or any Restricted Subsidiary of the Parent effected in the ordinary course of business;

(j) Investments by (i) any Credit Party in any other Credit Party or (ii) a Restricted Subsidiary of the Parent that is not a Credit Party in the Parent or any other Restricted Subsidiary of the Parent;

(k) loans or advances to employees of the Applicant or any of its Restricted Subsidiaries (or guaranties of loans and advances made by a third party to employees of the Applicant or any of its Restricted Subsidiaries) in the ordinary course of business in an aggregate outstanding principal amount not to exceed $1,000,000.00 at any time;

(l) Guaranty Obligations permitted by Section 8.1;

(m) other direct or indirect Investments, including Letters of Credit and other credit support obligations, in Subsidiaries that are not Guarantors or Joint Ventures that are not Guarantors and that are in each case engaged in an Eligible Line of Business if the aggregate amount thereof does not exceed $500,000,000.00 at any time; provided that after giving effect to such Investments, all Material Intellectual Property shall be owned by a Credit Party;

(n) Investments constituting Acquisitions permitted by Section 8.3;~~¶~~

~~(o) Restricted Payments expressly set forth in the Parent Registration Statement as of May 10, 2018;~~

(o)~~(p)~~ [~~Reserved];~~ reserved];¶

(p) [reserved];

(q)(x) contributions to Joint Ventures and Restricted Subsidiaries that are not Credit Parties of assets not constituting Collateral and not required to be Collateral (other than assets that are not Collateral or required to be Collateral under clause (i) of the definition of “Excluded Asset” in the Pledge and Security Agreement); and (y) Hedging Contracts (and payments thereunder) that are not speculative in nature entered into on behalf of Joint Ventures and Subsidiaries, so long as any payment by the Parent or any Restricted Subsidiary under any such Hedging Contract is reimbursed by the applicable Joint Venture or Subsidiary in the ordinary course of business;

(r) ~~other than those disclosed on Schedule 8.5, direct or indirect Investments, including Letters of Credit and other credit support obligations, in Restricted Subsidiaries that are not Guarantors or Joint Ventures that are not Guarantors, but in each case are engaged in an Eligible Line of Business, in an aggregate amount not to exceed at any time the lesser of (i) the Net Cash Proceeds received by the Parent and its Restricted Subsidiaries of Indebtedness permitted to be incurred hereunder and (ii) $200,000,000.00; provided that such Investments do not involve Material Intellectual Property;~~[Reserved];

(s) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, ~~Restricted Payments~~Investments in an aggregate amount since the ~~Initial Utilization~~Effective Date not to exceed ~~the sum of (i) $100,000,000.00 and (ii) so long as immediately after giving effect thereto, the Leverage Ratio at such time on a pro forma basis on immediately after giving effect to such Restricted Payment and for the most recent determination period is at least 0.75:1.00 less than the~~

~~Closing Leverage Ratio, Restricted Payments in an aggregate amount since the Initial Utilization Date not to exceed (A) the Available Amount less (B) the amount of payments of Junior Priority Indebtedness made pursuant to Section 8.20(c)(y)~~$100,000,000.00 and scheduled dividends on any preferred equity of the Parent made before the Amendment No. 1 Effective Date;

(t) Investments resulting from any non-cash consideration received in an Asset Sale permitted by Section 8.4; and

(u) repurchases, redemptions or other acquisitions or retirements for value of Stock of the Parent made in lieu of withholding Taxes in connection with any vesting of restricted Stock or any exercise, vesting or exchange of stock options, warrants or other similar rights.

Section 8.6 Restriction on Fundamental Changes

The Parent shall not, and shall not permit any of its Restricted Subsidiaries to:

(a) merge or consolidate with any Person (provided that, if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (i) any Wholly-Owned Restricted Subsidiary (other than an Applicant) may merge into an Applicant so long as such Applicant is the surviving company, (ii) any Wholly-Owned Restricted Subsidiary (other than an Applicant) may merge into or consolidate with any other Wholly-Owned Restricted Subsidiary (other than an Applicant) in a transaction in which the surviving entity is a Wholly-Owned Restricted Subsidiary and no Person other than an Applicant or a Wholly-Owned Restricted Subsidiary of an Applicant receives any consideration (provided that if any party to any such transaction is a Credit Party, the surviving entity of such transaction shall be a Credit Party), (iii) any Restricted Subsidiary of the Parent (other than an Applicant) may merge with another Person in a transaction constituting an Asset Sale permitted hereunder, and (iv) any Person (other than the Parent or an Applicant) may merge or consolidate with or into any Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary (and, if any party to such merger or consolidation is an Applicant, is an Applicant and otherwise, if any party to such merger or consolidation is a Guarantor, is a Guarantor)); or

(b) acquire or create any Subsidiary unless, after giving effect to such acquisition or creation, (i) the Parent and each Applicant is in compliance with Section 7.11 and (ii) the Investment in such Subsidiary is permitted under Section 8.5.

Section 8.7 Change in Nature of Business

The Parent and the Applicants shall not, and shall not permit any of its Restricted Subsidiaries to, engage in any business other than the Eligible Line of Business.

Section 8.8 Transactions with Affiliates

The Parent and the Applicants shall not, and shall not permit any of their respective Restricted Subsidiaries to, enter into any transaction of any kind with any Affiliate of the Parent, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Parent, such Applicant or such Restricted Subsidiary as would be obtainable by the Parent, such Applicant or such Restricted Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate except (a) transactions among the Parent and its Restricted Subsidiaries, (b) Restricted Payments otherwise permitted by this Agreement, (c) the payment of the operating expenses and capital expenditures of a Subsidiary of the Parent, so long as such payment is in the ordinary course of business and consistent with past business practices with respect to such Subsidiary prior to the date hereof, (d) transactions in accordance with the agreements listed on Schedule 8.8 hereto as the same may be amended with the prior consent of the Administrative Agent, (e) the Transactions, and (f) transactions between the Parent or any Restricted Subsidiary and any Person that is an Affiliate solely due to the fact that a director or member of such Person is also director of the Parent or a direct or indirect parent of the Parent.

Section 8.9 Restrictions on Subsidiary Distributions; No New Negative Pledge

Other than (a) pursuant to the Credit Facility Documents or the Credit Documents, (b) pursuant to the Priming Loan Documents or (~~b~~c) pursuant to any secured Indebtedness or Capital Lease Obligations permitted by Section 8.1(b), (d), (e), (m) or (r) so long as any prohibition or limitation is only effective against the assets securing such Indebtedness, the Parent and the Applicants shall not, and shall not permit any Restricted Subsidiaries to, (i) other than for Joint Ventures and Subsidiaries that are not required to be Guarantors hereunder, agree to, enter into or suffer to exist or become effective any consensual encumbrance or consensual restriction of any kind on the ability of such Subsidiary to pay dividends or make any other distribution or transfer of funds or assets or make loans or advances to or other Investments in, or pay any Indebtedness owed to, the Parent, an Applicant or any other Restricted Subsidiary of the Parent or (ii) other than customary non-assignment provisions in contracts entered into in the ordinary course of business or in any lease, license, contract, property right (including, without limitation, interests in Inventory) or agreement to which any Guarantor is a party or any of its rights or interests thereunder if and only for so long as the grant of a security interest hereunder shall constitute or result in a breach, termination or default under any such lease, license, contract, property right or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable Requirements of Law or principles of equity), enter into or permit to exist or become effective any enforceable agreement prohibiting or limiting the ability of the Parent, an Applicant or any other Restricted Subsidiary to create, incur, assume or permit to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, to secure the Obligations, including any agreement requiring any other Indebtedness or Contractual Obligation to be equally and ratably secured with the Obligations.

Section 8.10 Modification of Documents

The Parent and the Applicants shall not, and shall not permit any of their respective Restricted Subsidiaries amend its Constituent Documents except those that do not materially and adversely affect the interests of the Secured Parties under the Credit Documents or the rights and interests of any of them in the Collateral.

Section 8.11 Accounting Changes; Fiscal Year

The Parent and the Applicants shall not, and shall not permit any of their respective Restricted Subsidiaries to, (a) make any material change in its accounting treatment and reporting practices or Tax reporting practices, except as required by GAAP or any Requirement of Law and disclosed to the Participants and the Administrative Agent or (b) change its Fiscal Year.

Section 8.12 Margin Regulations

The Parent and the Applicants shall not, and shall not permit any of their respective Restricted Subsidiaries to, use all or any portion of the proceeds of any credit extended hereunder to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board) (i) directly or indirectly in connection with the Business Combination or (ii) in all other cases in contravention of any applicable legal and regulatory requirements including, without limitation, Regulations T, U and X, the Securities Act of 1933, and the Securities Exchange Act of 1934 and the regulations promulgated thereunder.

Section 8.13 Sale/Leasebacks

The Parent and the Applicants shall not, and shall not permit any of their respective Restricted Subsidiaries to, enter into any sale and leaseback transaction after the Initial Utilization Date other than (a) any sale and leaseback occurring within 90 days after the acquisition of the property subject of such sale and leaseback, (b) any sale and leaseback in respect of the Amazon and the Amazon Equipment and (c) Other Specified Permitted Sale/Leasebacks, unless (i) the proceeds of such transaction received by the Credit Parties equal the Fair Market Value of the properties subject to such transaction, (ii) such transaction does not involve a Mortgaged Vessel and (iii) after giving effect to such sale and leaseback transaction, the aggregate Fair Market Value of all properties covered at any one time by all sale and leaseback transactions occurring after the Initial Utilization Date during any Fiscal Year and permitted hereunder does not exceed $10,000,000.00 in such Fiscal Year. For the avoidance of doubt, no sale and leaseback transaction shall include the sale and licensing back of Material Intellectual Property.

Section 8.14 Capital Expenditures

The Parent and the Applicants shall not make or incur, or permit any of their respective Restricted Subsidiaries to make or incur, Capital Expenditures (other than acquisitions of any marine vessel or a Subsidiary that owns a marine vessel) during any

Fiscal Year beginning with the Fiscal Year ending ~~2018~~2019 and ending with the Fiscal Year ending 2023 except that the Parent, the Applicants and their respective Restricted Subsidiaries may make or incur Capital Expenditures during any Fiscal Year in an aggregate amount not in excess of (a) $300,000,000.00 for such Fiscal Year plus (b) the amount by which $300,000,000.00 exceeds the amount of Capital Expenditures made or incurred by the Parent, the Applicants and their respective Restricted Subsidiaries in such immediately preceding Fiscal Year.

Section 8.15 Cancellation of Indebtedness Owed to It

The Parent and the Applicants shall not, and shall not permit any of their respective Restricted Subsidiaries to, cancel any material claim or Indebtedness owed to any of them except (a) in the ordinary course of business, or (b) if such Indebtedness is owed by a Guarantor to a Credit Party (other than the Parent), and such Indebtedness is either (i) cancelled in exchange for Stock of such Guarantor, (ii) converted into Stock of such Guarantor or (iii) converted such that it increases the paid-in-capital of such Credit Party in such Guarantor.

Section 8.16 No Speculative Transactions

The Parent and the Applicants shall not, and shall not permit any of their respective Restricted Subsidiaries to, engage in any material speculative transaction or in any material transaction involving the entry into of Hedging Contracts by such Person except for the sole purpose of hedging in the ordinary course of business.

Section 8.17 Post-Termination Benefits

Except to the extent required under Section 4980B of the Code or similar state laws, the Parent and the Applicants shall not, and shall not permit any of their respective Restricted Subsidiaries to, adopt any new employee benefit plan that provides health or welfare benefits (through the purchase of insurance or otherwise) to any retired or former employees, consultants or directors (or their dependents) of the Parent or any of its Subsidiaries, which plan, when combined with any existing post-retirement benefit plan of the Parent or the Applicants or any of their Restricted Subsidiaries would reasonably be expected to result in aggregate liability, calculated on a FAS 106 basis as of the end of any fiscal year, in excess of $65,000,000.00.

Section 8.18 [Reserved]

Section 8.19 Vessel Flags

The Parent and the Applicants shall not, and shall not permit any of their respective Restricted Subsidiaries to, change the flag under which any Mortgaged Vessel is registered or register a Mortgaged Vessel under any flag unless (a) the Parent shall have provided at least 10 Business Days’ (or such shorter period permitted by the Administrative Agent in its sole discretion) advance notice to the Administrative Agent, (b) the flag under which such Mortgaged Vessel is to be registered is listed on Schedule 8.19 or is otherwise acceptable to the Administrative Agent in its sole discretion and (c) each Applicant:

(i) immediately after the occurrence of such transfer, causes the applicable Restricted Subsidiary to execute and deliver such new mortgages, recorded as required by the laws of the new flag state, new deeds of covenants, as applicable, all substantially similar to the existing mortgages and deeds of covenants for Mortgaged Vessels under such flag (“New Mortgage”), and other security instruments and other documents as shall be necessary to create in favor of the Collateral Agent for the ratable benefit of the Secured Parties a valid, legal and, subject to the terms of the Senior Intercreditor Agreement, perfected first-priority Lien on, and security interest in, such vessel such that such vessel is a Mortgaged Vessel under the jurisdiction under which such vessel is to be flagged (subject to any liens expressly permitted by this Agreement and the Lien of the New Mortgage);

(ii) substantially simultaneously with such transfer, if requested by the Administrative Agent, provides to the Administrative Agent an opinion of counsel that the New Mortgage, upon recording, has been perfected under the laws of the new flag state and that it constitutes a valid, enforceable and, subject to the terms of the Senior Intercreditor Agreement, first priority ship mortgage on the Mortgaged Vessel (other than liens expressly permitted by this Agreement and the Lien of the New Mortgage), or as the Administrative Agent may otherwise reasonably request; and

(iii) promptly after recording the New Mortgage, provides to the Administrative Agent with respect to the Mortgaged Vessel: to the extent applicable to such Mortgaged Vessel, corresponding certificates of financial responsibility; an abstract of title or, at its discretion, a certificate of ownership or other similar document that reveals no Liens on the Mortgaged Vessel other than Liens expressly permitted by this Agreement and the Lien of the New Mortgage; copies of certificates of registries documentation and a copy of a confirmation of class certificate issued by the American Bureau of Shipping, DNV GL, Lloyd’s Register or another classification society acceptable to the Administrative Agent showing no conditions affecting class.

Section 8.20 Payments of Junior Priority Indebtedness

The Parent and the Applicants shall not, and shall not permit any of their respective Restricted Subsidiaries to, make any cash payment or prepayment (including any redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment) on account of principal of any Junior Priority Indebtedness, except (a) regularly scheduled principal payments as and when due in respect of any Junior Priority Indebtedness~~,~~ and (b) refinancings of Junior Priority Indebtedness with the proceeds of other Indebtedness permitted under Section 8.1, ~~(c) so long as no Default or Event of Default has occurred and is continuing, or would result therefrom, prepayments since the Initial Utilization Date in an aggregate principal amount not to~~

~~exceed the sum of (x) $100,000,000.00 and (y) so long as immediately after giving effect thereto, the Leverage Ratio at such time on a pro forma basis immediately after giving effect to such prepayment and for the most recent determination period is at least 0.75:1.00 less than the Closing Leverage Ratio, an amount not to exceed the (A) Available Amount less (B) the amount of Restricted Payments made pursuant to Section 8.5(s)(ii) and (d) cash payments in connection with the conversion of Convertible~~so long as such other Indebtedness is (i) secured by a Lien on the Collateral that is junior to the Lien on the Collateral that secures the Obligations, (ii) unsecured or (iii) expressly subordinated in right of payment to the Obligations, in each case, to the same extent as the Junior Priority Indebtedness being refinanced, (c) [reserved] and (d) refinancing of Senior Notes with Refinancing Senior Notes Indebtedness. For purposes of calculating the amount of payments or prepayments under this Section 8.20, the amount of such payment or prepayment shall be the aggregate amount of cash paid by the Parent and its Restricted Subsidiaries. The prepayment of NO 105 Indebtedness shall not be restricted by this Section 8.20.

Section 8.21 Use of Proceeds

(a) The Parent and the Applicants shall not use, whether directly or indirectly, the proceeds of any Letter of Credit, (i) in any manner that would constitute a violation of Sanctions by any party hereto or (ii) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in each case in violation of any Anti-Corruption Law applicable to the Parent, the Applicants or their applicable Subsidiaries.

(b) The Applicants shall not, directly or indirectly, fund all or part of any repayment or reimbursement of the Obligations out of proceeds derived from any transaction or activity involving a Sanctioned Person or Sanctioned Country, in each case in violation of Sanctions applicable to the Applicants or its applicable Subsidiaries. ¶

Section 8.22 Restrictions Under the Priming Credit Agreement.¶

Notwithstanding anything in this Agreement and the other Credit Documents to the contrary, prior to the later of the funding of Term Loans (as defined in the Priming Credit Agreement) on the Tranche B Funding Date under the Priming Credit Agreement and the Discharge of First Priority Claims, none of the Parent or any Applicant shall, and shall not permit any of the Parent’s Restricted Subsidiaries to, take any action that they are otherwise permitted to take pursuant to this Article VIII unless the Parent, such Applicant or such Restricted Subsidiary, as applicable, is permitted to take such action pursuant to the Priming Credit Agreement.

ARTICLE IX

EVENTS OF DEFAULT

Section 9.1 Events of Default

Each of the following events shall be an “Event of Default”:

(a) the Applicants shall fail to pay any Reimbursement Obligation when the same becomes due and payable; or

(b) the Applicants shall fail to pay when due and payable any fee under any of the Credit Documents or any other Obligation (other than one referred to in clause (a) above) and such non-payment continues for a period of three Business Days after the due date therefor; or

(c) any representation or warranty made or deemed made by any Credit Party in any Credit Document shall prove to have been incorrect in any material respect when made or deemed made; or

(d) any Credit Party shall fail to perform or observe (i) any term, covenant or agreement contained in Article V, Section 6.3, Section 7.1, Section 7.6, Section 7.13 or Article VIII or (ii) any other term, covenant or agreement contained in this Agreement or in any other Credit Document if such failure under this clause (ii) shall remain unremedied for 30 days after the earlier of (A) the date on which a Responsible Officer of the Parent or an Applicant obtains actual knowledge of such failure and (B) the date on which written notice thereof shall have been given to the Parent or an Applicant by the Administrative Agent or any Participant; or

(e)(i) the Parent, an Applicant or any of the Parent’s Material Subsidiaries shall fail to make any payment on any Indebtedness of the Applicants or any such Material Subsidiary (other than (x) the Obligations and (y) Non-Recourse Indebtedness) or any Guaranty Obligation in respect of Indebtedness of any other Person, and, in each case, such failure (A) constitutes a failure to pay the principal amount of such Indebtedness when due and payable (whether at maturity or otherwise) or constitutes a failure to make any other payment where such failure permits (with the giving of notice if required), at the time of determination under this Section 9.1(e), the acceleration of such Indebtedness and (B) relates to Indebtedness having a principal amount of $~~75,000,000.00~~35,000,000.00 or more ~~when the same becomes due and payable~~, (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any ~~such~~ Indebtedness having a principal amount of $35,000,000.00 or more (other than under the Lloyds Facility to the extent a letter of credit in the requisite amount was posted in lieu of the required posting of cash collateral), if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness ~~(other than the occurrence of customary conditions to the conversion of Convertible Indebtedness)~~ or (iii) any ~~such~~ Indebtedness having a principal amount of $35,000,000.00 or more shall become or be declared to be due and payable, or required to be prepaid or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; provided that clauses (ii) and (iii) above shall not apply to any secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; or

(f)(i) the Parent, an Applicant or any of the Parent’s Material Subsidiaries shall generally not pay its debts as such debts become due, shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors, (ii) any proceeding shall be instituted by or against the Parent, an Applicant or any of the Parent’s Material Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts, under any Requirement of Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official for it or for any substantial part of its property; provided, however, that, in the case of any such proceedings instituted against the Parent, an Applicant or any of the Parent’s Material Subsidiaries (but not instituted by the Parent or any of its Subsidiaries), either such proceedings shall remain undismissed or unstayed for a period of 45 days or more or an order or decree approving or ordering any of the foregoing shall be entered, or (iii) the Parent, an Applicant or any of the Parent’s Material Subsidiaries shall take any corporate action to authorize any action set forth in clause (i) or (ii) above; or

(g) one or more judgments, injunctions or orders (or other similar process) involving, in the case of a money judgment, an amount in excess of $~~75,000,000.00~~35,000,000.00 in the aggregate (to the extent not covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage), shall be rendered against one or more of the Parent, an Applicant and the Parent’s Material Subsidiaries and shall remain unpaid and either (x) enforcement proceedings shall have been commenced by any creditor upon such judgment, injunction or order or (y) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment, injunction or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(h) one or more ERISA Events (except for those events set forth on Schedule 4.16(d) to this Agreement) shall occur and the amount of all liabilities and deficiencies resulting therefrom imposed on or which could reasonably be expected to be imposed directly on the Parent, an Applicant, any of their respective Restricted Subsidiaries or any Guarantor, whether or not assessed, when taken together with amounts of all such liabilities and deficiencies for all other such ERISA Events exceeds $~~75,000,000.00~~35,000,000.00 in the aggregate, or there exists any fact or circumstance that reasonably could be expected to result in the imposition of a Lien or security interest under Section 430 of the Code or under ERISA; or

(i) any provision of any Collateral Document or any other Credit Document (including this Agreement) shall for any reason, except as permitted by the Credit Documents, cease to be valid and binding on, or enforceable against, any Credit Party which is a party thereto, or any Credit Party shall so state in writing; or

(j) any Collateral Document shall for any reason fail or cease to create a valid Lien on any Collateral with an aggregate value of $15,000,000.00 or more purported to be covered thereby or, except as permitted by the Credit Documents, such Lien shall fail or cease to be a perfected and, subject to the terms of the Senior Intercreditor Agreement, first priority Lien or any Credit Party shall so state in writing; or

(k) there shall occur any Change of Control; or

(l) ~~there shall occur any “Event of Default” under and as defined in the Lloyds Facility~~an Event of Default (as defined in the Priming Credit Agreement) shall have occurred and be continuing and shall not have been amended, consented to, or waived in accordance with the Priming Credit Agreement.

Section 9.2 Remedies

During the continuance of any Event of Default,

(a) [reserved].

(b) The Administrative Agent (i) may, and, at the request of the Requisite Participants, shall, by notice to the Applicants declare that all or any portion of the Commitments be terminated, whereupon the obligation of each Issuer to Issue any Letter of Credit shall immediately terminate and (ii) may and, at the request of the Requisite Participants, shall, by notice to the Applicants, declare the Obligations to be forthwith due and payable, whereupon the Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Applicants; provided, however, that upon the occurrence of any Event of Default specified in Section 9.1(f), (x) the Commitments of each Participant and the commitments of each Participant and Issuer to Issue or participate in Letters of Credit shall each automatically be terminated and (y) the Letter of Credit Obligations shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Applicants.

(c) [reserved].

In addition to the remedies set forth above, the Administrative Agent and the Collateral Agent may exercise any remedies provided for by the Collateral Documents in accordance with the terms thereof or any other remedies provided by applicable law.

Section 9.3 Actions in Respect of Letters of Credit

Upon the Termination Date and as required by Section 2.12, the Applicants shall pay to the Administrative Agent in immediately available funds at the Administrative Agent’s office referred to in Section 11.8, for deposit in the Cash Collateral Account in accordance with Section 2.22(b), an amount equal to 105% of the sum of all outstanding Letter of Credit Obligations (or such lesser amount as is required to cash collateralize Letter of Credit Obligations under Section 2.12, as applicable). The Administrative Agent may, from time to time after funds are deposited in any Cash Collateral Account with respect to Letters of Credit (and while an Event of Default has occurred and is continuing), apply funds then held in such Cash Collateral Account to the payment of any amounts as shall have become or shall become due and payable by the Applicants to the Issuers or Participants in respect of the Letter of Credit Obligations. The Administrative Agent shall promptly give written notice of any such application; provided, however, that the failure to give such written notice shall not invalidate any such application.

ARTICLE X

THE ADMINISTRATIVE AGENT AND OTHER AGENTS

Section 10.1 Authorization and Action

(a) Appointment and Authority. (i) Each of the Participants and each Issuer hereby irrevocably appoints Barclays to act on its behalf as the Administrative Agent hereunder and under the other Credit Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto and (ii) each of the Participants, each Issuer and the other Secured Parties irrevocably authorizes and directs the Administrative Agent to enter into the Collateral Agency and Intercreditor Agreement pursuant to which the Administrative Agent, on behalf of the Secured Parties, will irrevocably appoint CA CIB to act on its behalf as the Collateral Agent hereunder and under the Collateral Documents and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article X are solely for the benefit of the Administrative Agent, the Collateral Agent, the Participants and the Issuers, and neither the Parent, the Applicants nor any other Credit Party shall have rights as a third party beneficiary of any of such provisions or any obligations with respect thereto.

(b) Exculpatory Provisions. Neither the Administrative Agent or the Collateral Agent shall have any duties or obligations except those expressly set forth herein, in the other Credit Documents and in the Collateral Agency and Intercreditor Agreement. Without limiting the generality of the foregoing, neither the Administrative Agent or the Collateral Agent: (i) shall be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing; (ii) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Administrative Agent or the Collateral Agent, as applicable, is required to exercise as directed in writing by the Requisite Participants (or such other number or percentage of the Participants as shall be expressly provided for herein or in the other Credit Documents), provided that neither the Administrative Agent nor the Collateral Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Credit Document or applicable law; and (iii) shall, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, nor shall be liable for the failure to disclose, any information relating to the Parent, the Applicants or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent, the Collateral Agent or any Affiliates of the foregoing in any capacity.

Neither the Administrative Agent or the Collateral Agent shall be liable for any action taken or not taken by it (A) with the consent or at the request of the Requisite Participants (or such other number or percentage of the Participants as shall be necessary, or as the Administrative Agent or the Collateral Agent, as applicable, shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.1 and 9.2) or (B) in the absence of its own gross negligence or willful misconduct. The Administrative Agent and the Collateral Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Administrative Agent or the Collateral Agent, as applicable, by the Parent, the Applicants, a Participant or an Issuer.

Neither the Administrative Agent or the Collateral Agent shall be responsible for or have any duty to ascertain or inquire into (u) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (v) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (w) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (x) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (y) the value or the sufficiency of any Collateral, or (z) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or the Collateral Agent, as applicable.

(c) Delegation of Duties. The Administrative Agent and the Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub agents appointed by the Administrative Agent or the Collateral Agent, as applicable. The Administrative Agent, the Collateral Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Administrative Agent, the Collateral Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent or Collateral Agent, as applicable.

Section 10.2 Administrative Agent’s Reliance, Etc.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the Issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of the relevant Issuer, the Administrative Agent may presume that such condition is satisfactory to such Issuer unless the Administrative Agent shall have received notice to the contrary from such Issuer prior to the Issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Applicants or any other Credit Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 10.3    The Agents Individually

The Person serving as each Agent hereunder shall have the same rights and powers in its capacity as a Participant as any other Participant and may exercise the same as though it were not such Agent and the term “Participant” or “Participants” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Persons serving as the Agents hereunder in such Person’s individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Applicants or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Participants.

Section 10.4    Participant Credit Decision

Each Participant and each Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Participant or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Participant and each Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Participant or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder.

Section 10.5    Indemnification

(a) Each Participant agrees to indemnify the Administrative Agent, the Collateral Agent and each Issuer (in such capacities) and each of their respective Affiliates, and each of their respective Related Parties (to the extent not reimbursed by the Applicants), from and against such Participant’s aggregate Ratable Portion (determined at the time such indemnity is made) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements (including fees, expenses and disbursements of financial and legal advisors) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against, the Administrative Agent, the Collateral Agent or such Issuer or any of their respective Related Parties in any way relating to or arising out of this Agreement or the other Credit Documents or any action taken or omitted by the Administrative Agent, the Collateral Agent, or such Issuer under this Agreement or the other Credit Documents; provided, however, that no Participant shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s, Collateral Agent’s or such Issuer’s or such Related Party’s gross negligence or willful misconduct. Without limiting the foregoing, each Participant agrees to reimburse the Administrative Agent, the Collateral Agent, or the Issuers, as applicable, promptly upon demand for its Ratable Portion (determined at the time such reimbursement is made) of any out-of-pocket expenses (including fees, expenses and disbursements of financial and legal advisors) incurred by the Administrative Agent, the Collateral Agent, or such Issuer, as applicable, in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of its rights or responsibilities under, this Agreement or the other Credit Documents, to the extent that the Administrative Agent, the Collateral Agent, or such Issuer, as applicable, is not reimbursed for such expenses by the Applicants or another Credit Party.

(b) To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Participant an amount equivalent to any applicable withholding Tax. If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Participant because the appropriate form was not delivered, was not properly executed or because such Participant failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, or if the Administrative Agent determines that it otherwise did not withhold an applicable Tax from amounts paid to or for the account of any Participant, such Participant shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent in respect of Tax or otherwise, including any penalties and interest and together with any all costs and expenses (including legal expenses, and any out of pocket expenses) incurred, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority.

Section 10.6    Successor Agents

The Administrative Agent may at any time give notice of its resignation to the Participants, the Issuers and the Applicants. Upon receipt of any such notice of resignation, the Requisite Participants shall have the right, in consultation with the Applicants, to appoint a successor, which shall be a bank (other than a Defaulting Participant), or an Affiliate of any such bank (such successor, the “Successor Agent”). If no successor shall have been so appointed by the Requisite Participants and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Participants and the Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Applicants and the Participants that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of or for the benefit of the Participants or the Issuers under any of the Credit Documents, the retiring Administrative Agent shall continue to hold such collateral security and the rights and obligations under the Parallel Debt until such time as a successor Administrative Agent is appointed and all rights and obligations of the retiring Administrative Agent under the Parallel Debt have been assigned and assumed by such successor Administrative Agent) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent (other than, for the avoidance of doubt, with respect to the Parallel Debt) shall instead be made by or to each applicable Participant and each applicable Issuer directly, until such time as the Requisite Participants appoint a successor Administrative Agent as provided for above in this paragraph. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties (including all rights and obligations with respect to the Parallel Debt) of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this paragraph). Each party to the Collateral Documents governed by Dutch law shall enter into any documents as reasonably necessary or reasonably requested by the successor Collateral Agent to ensure that the successor Collateral Agent shall have substantially the same rights and obligations under the Collateral Documents governed by Dutch law as it would have had if such successor had been an original party thereto. The fees payable by the Applicants to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Applicants and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Credit Documents, the provisions of this Article X and Sections 11.3 and 11.4 shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Section 10.7    Concerning the Collateral and the Collateral Documents

(a) Each Participant and each Issuer agrees that any action taken by the Administrative Agent, the Collateral Agent or the Requisite Participants (or, where required by the express terms of this Agreement, a different proportion of the Participants) in accordance with the provisions of this Agreement or the other Credit Documents or the Collateral Agency and Intercreditor Agreement, and the exercise by the Administrative Agent, the Collateral Agent or the Requisite Participants (or, where so required, such other proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be deemed authorized by and shall be binding upon all of the Participants, Issuers and other Secured Parties. Without limiting the generality of the foregoing:

(i) the Administrative Agent shall have the sole and exclusive right and authority to (A) act as the disbursing and collecting agent for the Participants and the Issuers with respect to all payments and collections arising in connection herewith and with the Collateral Documents, (B) execute and deliver the Collateral Agency and Intercreditor Agreement, and (C) except as may be otherwise specifically restricted by the terms hereof or of any other Credit Document, exercise all remedies given to the Administrative Agent, the Participants and the Issuers with respect to the Collateral under the Credit Documents relating thereto, applicable law or otherwise;

(ii) [reserved]; and

(iii) the Collateral Agent shall, in accordance with the Collateral Agency and Intercreditor Agreement, have the sole and exclusive authority to (A) act as collateral agent for the Participants, the Issuers and the other Secured Parties for purposes of the perfection of all security interests and Liens created by such agreements and all other purposes stated therein, (B) manage, supervise and otherwise deal with the Collateral, (C) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and Liens created or purported to be created by the Collateral Documents and (D) except as may be otherwise specifically restricted by the terms hereof or of any other Credit Document, exercise all remedies given to the Administrative Agent, the Collateral Agent, the Participants, the Issuers and the other Secured Parties with respect to the Collateral under the Credit Documents relating thereto, applicable law or otherwise.

(b) Each of the Participants and the Issuers hereby irrevocably consents, in accordance with the terms hereof, to the Collateral Agent’s release (or, in the case of clause (ii) below, release or subordination) of any Lien held by the Collateral Agent for the benefit of the Secured Parties against any of the following:

(i) all of the Collateral, upon termination or expiration of the Commitments and payment in full of all Obligations, including the cash collateralization or other required arrangements in respect of any obligations in respect of Letters of Credit to the extent required under this Agreement (other than contingent indemnification obligations for which no claims has been asserted) that the Collateral Agent has been notified in writing are then due and payable (and, in respect of Contingent Obligations in respect of Letters of Credit, with respect to which cash collateral has been deposited or a back-up letter of credit has been issued, in either case on terms reasonably satisfactory to the Administrative Agent and the applicable Issuer);

(ii) any assets that are subject to a Lien permitted by Section 8.2(b), (d)(ii), (d)(iii) or (l) or any refinancings thereof permitted under Section 8.2(e);

(iii) if such sale or disposition is permitted by this Agreement (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by this Agreement), any Collateral sold or disposed of by a Credit Party and/or the guaranty of any Subsidiary Guarantor which has been voluntarily sold or disposed of by a Credit Party or otherwise ceases to be a Subsidiary of the Parent as a result of a transaction permitted by this Agreement; and

(iv) to the extent certified in writing by the Parent, any other Collateral that is no longer required to be subject to a Lien pursuant to the Credit Documents.

Each of the Participants and the Issuers hereby irrevocably consents, in accordance with the terms hereof, to the Administrative Agent’s release of any Guarantor from its Guarantee or its obligations under the Pledge and Security Agreement and any other Collateral Document if such release is permitted by Section 11.1(a)(ix). Each of the Participants and the Issuers hereby irrevocably consents to the Collateral Agent’s execution, delivery and filing of such termination and partial release statements and such other things as are necessary to release Liens and guaranties to be released pursuant to this Section 10.7 promptly upon the effectiveness of any such release.

(c) Each of the Administrative Agent and the Collateral Agent is hereby authorized to enter into (i) the Collateral Agency and Intercreditor Agreement ~~and (ii~~, (ii) [reserved], (iii) the Senior Intercreditor Agreement and (iv) intercreditor arrangements with the holders of any Permitted ~~Term~~Senior Notes Refinancing ~~Debt~~ to be secured by Liens on the Collateral that are ~~(A) pari passu in priority to the Liens on the Collateral securing the Obligations pursuant to the Collateral Agency and Intercreditor Agreement or~~ (B) junior in priority to the Liens on ~~the~~ Collateral securing the Obligations ~~in the form of Exhibit K to the Existing Credit Agreement as in effect on the date hereof or in such other of Exhibit K to the Existing Credit Agreement as in effect on the date hereof or in such other~~such form as may be approved by the Requisite Participants in the manner set forth in the Junior Intercreditor Agreement. A copy of any documents evidencing such intercreditor arrangements will be made available to each Secured Party upon request. Each Secured Party (by receiving the benefits thereunder) acknowledges and agrees to the terms of such intercreditor arrangements and agrees that the terms thereof shall be binding on such Secured Party and its successors and assigns as if it were a party thereto.

Section 10.8    Collateral Matters Relating to Related Obligations

The benefit of the Credit Documents and of the provisions of this Agreement relating to the Collateral shall extend to and be available in respect of any Obligation that is otherwise owed to Persons other than the Administrative Agent, the Collateral Agent, the Participants and the Issuers (collectively, “Related Obligations”) solely on the condition and understanding, as among the Collateral Agent and all Secured Parties, that (a) the Related Obligations shall be entitled to the benefit of the Credit Documents and the Collateral to the extent expressly set forth in this Agreement and the other Credit Documents and to such extent the Collateral Agent shall hold, and have the right and power to act with respect to, the Collateral Documents and the Collateral on behalf of and as agent for the holders of the Related Obligations, but the Collateral Agent is otherwise acting solely as agent for the Participants and the Issuers and shall have no fiduciary duty, duty of loyalty, duty of care, duty of disclosure or other obligation whatsoever to any holder of Related Obligations, (b) all matters, acts and omissions relating in any manner to the Collateral Documents, the Collateral, or the omission, creation, perfection, priority, abandonment or release of any Lien, shall be governed solely by the provisions of this Agreement and the other Credit Documents and no separate Lien, right, power or remedy shall arise or exist in favor of any Secured Party under any separate instrument or agreement or in respect of any Related Obligation, (c) each Secured Party shall be bound by all actions taken or omitted, in accordance with the provisions of this Agreement and the other Credit Documents, by the Administrative Agent, the Collateral Agent and the Requisite Participants (or such other group of the Participants as shall be expressly provided for herein or in the other Credit Documents), each of whom shall be entitled to act at its sole discretion and exclusively in its own interest given its own Commitment and its own interest in the Obligations arising under this Agreement or the other Credit Documents, without any duty or liability to any other Secured Party or as to any Related Obligation and without regard to whether any Related Obligation remains outstanding or is deprived of the benefit of the Collateral or becomes unsecured or is otherwise affected or put in jeopardy thereby, and (d) no holder of Related Obligations and no other Secured Party (except the Administrative Agent, the Collateral Agent, the Participants and the Issuers, to the extent set forth in this Agreement) shall have any right to be notified of, or to direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under this Agreement or the Credit Documents.

Section 10.9    Other Agents

Anything herein to the contrary notwithstanding, none of the Syndication Agents, the Arrangers or Bookrunners listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Credit Documents, except in its capacity, as applicable, as the Administrative Agent, the Collateral Agent, a Participant or an Issuer hereunder.

Section 10.10    Certain ERISA Matters

(a) Each Participant (x) represents and warrants, as of the date such Person became a Participant party hereto, to, and (y) covenants, from the date such Person became a Participant party hereto to the date such Person ceases being a Participant party hereto, for the benefit of the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Applicant or any other Credit Party, that at least one of the following is and will be true:

(i) such Participant is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Letters of Credit or the Commitments,

(ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of ERISA Section 406 and Code Section 4975, such Participant’s entrance into, participation in, administration of and performance of the Letters of Credit, the Commitments and this Agreement,

(iii)(A) such Participant is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Participant to enter into, participate in, administer and perform the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Participant, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Participant’s entrance into, participation in, administration of and performance of the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Participant.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Participant or such Participant has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Participant further (x) represents and warrants, as of the date such Person became a Participant party hereto, to, and (y) covenants, from the date such Person became a Participant party hereto to the date such Person ceases being a Participant party hereto, for the benefit of the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Applicant or any other Credit Party, that:

(i) none of the Administrative Agent, Arrangers or any of their respective Affiliates are a fiduciary with respect to the assets of such Participant (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related to hereto or thereto),

(ii) the Person making the investment decision on behalf of such Participant with respect to the entrance into, participation in, administration of and performance of the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii) the Person making the investment decision on behalf of such Participant with respect to the entrance into, participation in, administration of and performance of the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv) the Person making the investment decision on behalf of such Participant with respect to the entrance into, participation in, administration of and performance of the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v) no fee or other compensation is being paid directly to the Administrative Agent, Arranger or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Letters of Credit, the Commitments or this Agreement.

(c) The Administrative Agent and Arrangers hereby inform the Participants that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Letters of Credit, or the Commitments for an amount less than the amount being paid for an interest in the Letters of Credit, or the Commitments by such Participant or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Credit Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

ARTICLE XI

MISCELLANEOUS

Section 11.1    Amendments, Waivers, Etc.

(a) Except as provided in Sections 2.24 and 2.25 no amendment or waiver of any provision of this Agreement or any other Credit Document nor consent to any departure by any Credit Party therefrom shall in any event be effective unless the same shall be in writing and signed by the Requisite Participants (or by the Administrative Agent with the consent of the Requisite Participants) and, in the case of any amendment, by the Applicants, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, notwithstanding the foregoing, each Credit Document may be amended in accordance with its express terms; provided, further, that no amendment, waiver or consent shall, unless in writing and signed by each Participant or Issuer directly affected thereby (or the Administrative Agent with the consent thereof), do any of the following:

(i) [reserved];

(ii) [reserved];

(iii) increase the Commitment of such Participant (it being agreed that a waiver of any condition precedent or the waiver of any Default, Event of Default or mandatory prepayment will not constitute a Commitment increase under this clause (iii));

(iv) extend the scheduled final maturity of any Reimbursement Obligation payable to such Participant, or waive, reduce or postpone any scheduled date fixed for the payment of any such Reimbursement Obligation or for the reduction of such Participant’s Commitment (it being agreed that a waiver of any condition precedent or the waiver of any Default, Event of Default or mandatory prepayment will not constitute an extension, waiver, reduction or postponement under this clause (iv));

(v) reduce the amount of any Reimbursement Obligation payable to such Participant (in each case, other than by the payment thereof);

(vi) reduce the rate or amount of interest on any Reimbursement Obligations outstanding or any fee payable hereunder to such Participant; provided, however, that only the consent of the Requisite Participants shall be necessary to waive any obligation of the Applicants to pay interest or Participation Fees payable hereunder at the default rate set forth in Section 2.7(i), 2.13(d) and Section 2.15(c)(ii), respectively;

(vii) postpone any scheduled date fixed for payment of such interest or fees owing to such Participant (it being agreed that a waiver of any condition precedent or the waiver of any Default, Event of Default or mandatory prepayment will not constitute a postponement under this clause (vii));

(viii)(x) alter the manner in which payments or prepayments of Reimbursement Obligations, interest or other amounts hereunder shall be applied as among the Participants or (y) change the aggregate Ratable Portions of Participants required for any or all Participants to take any action hereunder;

(ix)(x) release all or substantially all of the Collateral except as provided in Section 10.7(b)(i) or (y) release an Applicant from its payment obligations to such Participant under this Agreement or (z) release any Guarantor from its Guarantee or its obligations under the Pledge and Security Agreement except (I) in connection with the sale or other disposition of such Guarantor (or all or substantially all of the assets thereof) permitted by this Agreement (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by this Agreement) and (II) in connection with any other transaction permitted pursuant to this Agreement in which such Subsidiary Guarantor ceases to be a Guarantor (including, without limitation, in connection with any transaction permitted pursuant to Section 8.6 and in connection with the designation of any Subsidiary Guarantor as an Unrestricted Subsidiary in accordance with this Agreement); provided, however, that notwithstanding the foregoing clause (z), each of the following may be released: (x) any Immaterial Guarantor with the consent of the Administrative Agent, (y) any other Guarantor that ceases to be a Subsidiary of the Parent as the result of a transaction permitted hereunder and (z) with the consent of the Administrative Agent, any Guarantor that, as a result of its status as a Guarantor, would be required to take any action that at such time (I) is prohibited by (A) any Governmental Authority with authority over such Guarantor or (B) applicable law, (II) requires the consent of a Governmental Authority that has not been obtained or (III) is not within such Guarantor’s legal capacity or authority; or

(x) amend Section 2.16(e) or (f), Section 10.7(b), this Section 11.1, the sharing provisions of Section 11.7 or the definitions of the terms “Requisite Participants” or “Ratable Portion”; and

provided, further, that notwithstanding the foregoing: (s) any modification or amendment to any Collateral Document or the Guaranty Agreement to modify or amend the form, scope or content of any such Collateral Document or the Guaranty Agreement to conform or comply with local law requirements or custom shall only require the consent of the Administrative Agent and the Collateral Agent, (t) [reserved] (u) [reserved], (v) no amendment shall be made to this clause (a) without the prior written consent of each Participant, (w) [reserved], (x) (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Participants required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or the other Credit Documents and (ii) no amendment, waiver or consent shall, unless in writing and signed by the Collateral Agent in addition to the Participants required above to take such action, affect the rights or duties of the Collateral Agent under this Agreement or the other Credit Documents, (y) no amendment, waiver or consent shall, unless in writing and signed by such Issuer, affect the rights or duties of such Issuer under this Agreement or the other Credit Documents and (z) each fee letter entered into by a Credit Party in connection with this Agreement may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Participant shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment waiver or consent which by its terms requires the consent of all Participants or each affected

Participant may be effected with the consent of the Participants other than Defaulting Participant), except that (x) the Commitments of any Defaulting Participant may not be increased or extended without the consent of such Participant, (y) the amount of any Reimbursement Obligation payable to such Defaulting Participant may not be reduced without the consent of such Participant (in each case, other than by the payment or prepayment thereof) and (z) any waiver, amendment or modification requiring the consent of all Participants or each affected Participant that by its terms affects any Defaulting Participant more adversely than other affected Participants shall require the consent of such Defaulting Participant.

(b) The Administrative Agent may, but shall have no obligation to, with the concurrence of any Participant, execute amendments, modifications, waivers or consents on behalf of such Participant. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on an Applicant in any case shall entitle the Applicants to any other or further notice or demand in similar or other circumstances.

(c) If, in connection with any proposed amendment, modification, waiver or termination requiring the consent of all affected Participants, the consent of Requisite Participants is obtained but the consent of other Participants whose consent is required is not obtained (any such Participant whose consent is not obtained as described in this Section 11.1(c) being referred to as a “Non-Consenting Participant”), then, at the Applicants’ request, the Administrative Agent or an Eligible Assignee reasonably acceptable to the Administrative Agent (provided that any Participant, Affiliate of a Participant or an Approved Fund shall be acceptable to the Administrative Agent) shall have the right (but shall have no obligation) to purchase from such Non-Consenting Participant, and such Non-Consenting Participant agrees that it shall, upon such request and acceptance, sell and assign to such Participant, Affiliate of a Participant, Approved Fund or Eligible Assignee, all of the Commitments and Letter of Credit Obligations of such Non-Consenting Participant for an amount equal to the principal balance of all applicable Obligations held by the Non-Consenting Participant and all accrued interest and fees with respect thereto and other amounts due and payable hereunder through the date of sale, such purchase and sale to be consummated pursuant to an Assignment and Acceptance delivered to the Administrative Agent, and the Eligible Assignee shall pay any processing and recordation fee (which fee may be waived or reduced in the sole discretion of the Administrative Agent); provided, however, that the failure to execute and deliver such Assignment and Acceptance by the Non-Consenting Participant shall not invalidate such assignment, and such Assignment and Acceptance shall be deemed to be executed and delivered upon receipt by such Non-Consenting Participant of the proceeds of such sale and acceptance.

(d) Notwithstanding anything herein to the contrary, the Agency Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.

Section 11.2    Assignments and Facility Participations

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Participant and no Participant may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of clause (b) below, (ii) by way of participation in accordance with the provisions of clause (d) below or (iii) by way of pledge or assignment of a security interest subject to the restrictions of clause (f) below (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Sub-Participants to the extent provided in clause (d) below and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Arrangers, the Bookrunners, the Syndication Agents, the Participants, and the Issuers) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Participants. Any Participant may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Reimbursement Obligations at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)	Minimum Amounts.

(A)

LC Facilities. (1) In the case of an assignment of the entire remaining amount of the assigning Participant’s Commitment and the Reimbursement Obligations at the time owing to it or in the case of an assignment to a Participant, an Affiliate of a Participant or an Approved Fund, no minimum amount need be assigned; and (2) in any case not described in clause (1) above, the aggregate amount of the Commitment (which for this purpose includes Letter of Credit Obligations outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Reimbursement Obligations of the assigning Participant subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Acceptance, as of the Trade Date) shall not be less than $5,000,000.00 unless the Administrative Agent and, so long as no Event of Default ~~under Section 9.1(a), (b) or (f)~~ has occurred and is continuing, the Applicants otherwise consent (each such consent not to be unreasonably withheld or delayed).

(B)	[reserved].

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of the assigning Participant’s rights and obligations under this Agreement with respect to the LC Facility.

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (b)(i)(A)(2) above and, in addition, (x) in the case of assignments of Commitments or Letter of Credit Obligations: (A) the consent of the Applicants (such consent not to be unreasonably withheld) shall be required unless (x) an Event of Default under Section 9.1(a), (b) or (f) has occurred and is continuing at the time of such assignment or (y) such assignment is to a Participant, an Affiliate of a Participant or an Approved Fund with regard to a Participant; provided that an Applicant shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Business Days after having received notice thereof; (B) the consent of the Administrative Agent and the Issuers (such consents not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Participant, an Affiliate of such Participant or an Approved Fund with respect to such Participant; and (C) the consent of Barclays (in its capacity as, and solely to the extent it is at the time of such assignment, an Issuer) (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding).

(iv) Assignment and Acceptance. The parties to each assignment (A) under the LC Facility shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500.00, and the assignee, if it is not a Participant, shall deliver to the Administrative Agent the Administrative Questionnaire and (B) [reserved].

(v) [Reserved].

(vi) No Assignment to Applicants. No such assignment under the LC Facility shall be made to the Parent, the Applicants or any of the Parent’s Affiliates or Subsidiaries.

(vii) No Assignment to Natural Persons. No such assignment shall be made to a natural person.

(viii) No Assignment to Defaulting Participants. No such assignment shall be made to any Defaulting Participant or any of its Subsidiaries, or any Person who, upon becoming a Participant hereunder, would constitute any of the foregoing Persons.

(ix) ~~No Assignment to Disqualified Institutions. No assignment shall be made to any Disqualified Institution. Upon any Participant’s written request to the Administrative Agent, the Administrative Agent shall make available to such Participant the list of the Disqualified Institutions.~~[Reserved].

(x) No Assignment Prior to Initial Utilization Date. No assignment of any Commitment shall be made in any respects during the period after the Effective Date but on or prior to the Initial Utilization Date.

(xi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Participant hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Applicants and the Administrative Agent, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Participant to the Administrative Agent or any Participant hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all participations in Letters of Credit in accordance with its Ratable Portion. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Participant hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Participant for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (c) below, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Participant under this Agreement, and the assigning Participant thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Participant’s rights and obligations under this Agreement, such Participant shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.17, 11.4 and 11.5 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Participant of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Participant of a participation in such rights and obligations in accordance with clause (d) below.

(c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Applicants, shall maintain at its address referred to in Section 11.8 a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Participants and Issuers and the

Commitments of, and Reimbursement Obligations owing to, each Participant and Issuer pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Applicants, the Administrative Agent, Participants and Issuers, shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Participant, as applicable, hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Participant as a Defaulting Participant. The Register shall be available for inspection by the Applicants, the Issuers and any Participant at any reasonable time and from time to time upon reasonable prior notice.

(d) Facility Participations. Any Participant may at any time, without the consent of, or notice to, the Applicants or the Administrative Agent, sell participations to any Person (other than ~~a Disqualified Institution,~~ a natural person, a Defaulting Participant, the Parent, any Applicant, or any of the Parent’s other Affiliates or Subsidiaries) (each, a “Sub-Participant”) in all or a portion of such Participant’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Reimbursement Obligations owing to it); provided that (i) such Participant’s obligations under this Agreement shall remain unchanged, (ii) such Participant shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Applicants, the Administrative Agent, the Participants, the Issuers shall continue to deal solely and directly with such Participant in connection with such Participant’s rights and obligations under this Agreement. Each Participant that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Applicants, maintain a register on which it enters the name and address of each Sub-Participant and the principal amounts (and stated interest) of each Sub-Participant’s interest in the obligations under the Credit Documents (the “Sub-Participant Register”); provided that no Participant shall have any obligation to disclose all or any portion of the Sub-Participant Register (including the identity of any Sub-Participant or any information relating to a Sub-Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Treasury Regulations Section 5f.103-1(c) and Proposed Treasury Regulations Section 1.163-5(b) (or any amended or successor version). The entries in the Sub-Participant Register shall be conclusive absent manifest error, and such Participant shall treat each Person whose name is recorded in the Sub-Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall not have any responsibility for maintaining a Sub-Participant Register.

Any agreement or instrument pursuant to which a Participant sells such a participation shall provide that such Participant shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Participant will not, without the consent of the Sub-Participant, agree to any amendment, modification or waiver which would (x) reduce the amount, or postpone any date fixed for any amount

(whether of principal, interest or fees) payable to such Sub-Participant under the Credit Documents, to which such Sub-Participant would otherwise be entitled under such participation, (y) increase the commitment applicable to such Sub-Participant or (z) result in the release of all or substantially all of the Collateral or the release of all or substantially all of the Guarantees. Subject to clause (e) below, each Applicant jointly and severally agrees that each Sub-Participant shall be entitled to the benefits of Section 2.17 to the same extent as if it were a Participant and had acquired its interest by assignment pursuant to clause (b) above. To the extent permitted by law, each Sub-Participant also shall be entitled to the benefits of Section 11.6 as though it were a Participant, provided such Sub-Participant agrees to be subject to Section 11.7 as though it were a Participant.

(e) Limitations upon Sub-Participant Rights. A Sub-Participant shall not be entitled to receive any greater payment under Sections 2.17(c), 2.18 and 2.19 than the applicable Participant would have been entitled to receive with respect to the participation sold to such Sub-Participant unless the sale of the participation to such Sub-Participant is made with the Applicants’ prior written consent, except to the extent such entitlement to receive a greater payment results from a change in applicable Requirement of Law that occurs after the Sub-Participant acquired the applicable participation. A Sub-Participant shall be entitled to the benefits of Section 2.19 as if it were a Participant which received its interest pursuant to an assignment pursuant to paragraph (b) of this Section, but only if each Applicant is notified of the participation sold to such Sub-Participant and such Sub-Participant agrees, for the benefit of the Applicants, to comply with Sections 2.19, 2.20 and 2.21 as though it were a Participant.

(f) Certain Pledges. Any Participant may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Participant, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank; provided that no such pledge or assignment shall release such Participant from any of its obligations hereunder or substitute any such pledgee or assignee for such Participant as a party hereto.

(g) [Reserved].

(h) Any Issuer may, with, unless an Event of Default under Section 9.1(a), (b) or (f) has occurred and is continuing, the prior written consent of the Applicants (such consent not to be unreasonably withheld or delayed) at any time assign its rights and obligations hereunder to any other Participant that is not a Defaulting Participant by an instrument in form and substance satisfactory to the Applicants, the Administrative Agent, such Issuer and such Participant. If any Issuer ceases to be a Participant hereunder by virtue of any assignment made pursuant to this Section 11.2(h), then, as of the effective date of such cessation, such Issuer’s obligations to Issue Letters of Credit pursuant to Section 2.5, as applicable, shall terminate and such Issuer shall be an Issuer hereunder only with respect to outstanding Letters of Credit issued prior to such date.

Section 11.3    Costs and Expenses

(a) The Parent and the Applicants jointly and severally agree upon demand to pay, or reimburse the Administrative Agent and the Collateral Agent for all of such Agent’s reasonable external audit, valuation, filing, document duplication and reproduction and investigation expenses and all reasonable and documented out-of-pocket legal expenses (limited to the reasonable and documented fees, expenses and disbursements of the Collateral Agent’s counsel, Bracewell LLP, the Administrative Agent’s counsel, Latham & Watkins LLP, and one firm of local legal counsel in each relevant jurisdiction) and for all of such Agent’s other reasonable and documented out-of-pocket costs and expenses of every type and nature (including, without limitation, the reasonable and documented fees, expenses and disbursements of auditors, accountants, printers, insurance and environmental advisors, and other consultants and agents, including any third party consultant engaged by the Administrative Agent or the Collateral Agent to evaluate the Parent and its Subsidiaries) reasonably incurred by any Agent (without duplication) in connection with any of the following: (i) the Administrative Agent’s audit and investigation of the Parent and its Subsidiaries in connection with the preparation, negotiation or execution of any Credit Document or, if an Event of Default has occurred and is continuing, the Administrative Agent’s periodic audits of the Parent or any of its Subsidiaries (which audit expenses shall be reimbursed only if conducted when an Event of Default has occurred and is continuing), as the case may be, (ii) the preparation, negotiation, execution or interpretation of this Agreement (including, without limitation, the satisfaction or attempted satisfaction of any condition set forth in Article III, any Credit Document or any proposal letter or engagement letter issued in connection therewith), (iii) the creation, perfection or protection of the Liens under any Credit Document, (iv) the ongoing administration of this Agreement and the Letters of Credit, including consultation with attorneys in connection therewith and with respect to the Administrative Agent’s and the Collateral Agent’s rights and responsibilities hereunder and under the other Credit Documents, (v) the protection, collection or enforcement of any Obligation or the enforcement of any Credit Document, (vi) the commencement, defense or intervention in any court proceeding relating in any way to the Obligations, any Credit Party, any of the Parent’s Subsidiaries, this Agreement or any other Credit Document, (vii) the response to, and preparation for, any subpoena or request for document production with which any Agent is served or deposition or other proceeding in which any Agent is called to testify, in each case, relating in any way to the Obligations, any Credit Party, any of the Parent’s Subsidiaries, this Agreement or any other Credit Document, or (viii) any amendment, consent, waiver, assignment, restatement, or supplement to any Credit Document or the preparation, negotiation, and execution of the same; provided, however, that the Applicants shall not have any obligation under clauses (vi) and (vii) hereunder in connection with any action brought by one Secured Party against another Secured Party (except in its capacity as an Agent, if applicable). The Applicants also agree upon demand to pay all reasonable and documented out-of-pocket expenses incurred by an Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder~~. Notwithstanding anything to the contrary herein, unless an Event of Default exists, the Applicants shall not be responsible for any fees and expenses under this clause (a) for any advisors, consultants or other third party service providers engaged by~~

~~any of the Administrative Agent, the Collateral Agent, the Arrangers, the Bookrunners and the Issuers or any of their respective Affiliates unless the Applicants shall have approved such engagement of such advisor, consultant or other third party advisor in writing prior to such engagement (such consent not to be unreasonably withheld, conditioned or delayed)~~; provided, further, that the Applicants shall not have any obligation under clause (vi) hereunder in connection with any action brought by one Secured Party against another Secured Party (except in its capacity as an Agent, if applicable).

(b) The Parent and the Applicants further jointly and severally agree to pay or reimburse each Agent and each of the Participants and Issuers upon demand for all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable and documented out-of-pocket attorneys’ fees (including allocated costs of settlement, but excluding in-house counsel and limited to the reasonable and documented fees, expenses and disbursements of the Collateral Agent’s counsel, Bracewell LLP, the Administrative Agent’s counsel, Latham & Watkins LLP and one firm of local legal counsel in each relevant jurisdiction), incurred by such Agent, such Participants or Issuers in connection with any of the following: (i) in enforcing any Credit Document or any security therefor or exercising or enforcing any other right or remedy available by reason of an Event of Default, (ii) following the occurrence and during the existence of an Event of Default, in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out” or in any insolvency or bankruptcy proceeding, (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Obligations, any Credit Party, any of the Parent’s Subsidiaries and related to or arising out of the transactions contemplated hereby or by any other Credit Document or (iv) in taking any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) described in clause (i), (ii) or (iii) above; provided, however, that the Applicant shall not have any obligation under clause (iii) hereunder in connection with any action brought by one Secured Party against another Secured Party (except in its capacity as an Agent, if applicable).

(c) Without prejudice to the survival of any other agreement of the Parent and the Applicants hereunder, the agreements and obligations of the Parent and the Applicants contained in this Section 11.3 shall survive the resignation and/or replacement of the Administrative Agent or Collateral Agent, any assignment of rights by, or the replacement of, a Participant or an Issuer, the termination of this Agreement, the Commitments and the repayment, and the satisfaction or discharge of the Obligations.

Section 11.4    Indemnities

(a) The Parent and the Applicants jointly and severally agree to and hereby do indemnify and hold harmless the Administrative Agent, the Collateral Agent, Arrangers, Bookrunners, Syndication Agents, Issuers and Participants (together with their respective Affiliates (and controlling persons) and the respective officers, directors, employees, agents, members (and successors and assigns) of each of the foregoing, each such Person being an “Indemnitee”) from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses of any kind or nature (including reasonable, documented and customary fees, disbursements and expenses of financial and legal advisors to any such Indemnitee, provided that legal advisors shall be limited to the reasonable and documented fees, disbursements and expenses of (x) one firm of counsel for all Agents, Participants and Issuers, (y) one firm of local counsel in each relevant jurisdiction, and (z) in the case of an actual or perceived conflict of interest where the person affected by such conflict retains its own counsel, of another firm of counsel for such affected person in each relevant jurisdiction) that may be imposed on, incurred by or asserted against any such Indemnitee in connection with or arising out of any investigation, litigation or proceeding, whether or not any such Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or by the Applicants or any of its Affiliates, whether direct, indirect, or consequential and whether based on any federal, state or local law or other statutory regulation, securities or commercial law or regulation, or under common law or in equity, or on contract, tort or otherwise, in any manner relating to or arising out of this Agreement, any other Credit Document, any Obligation, any Letter of Credit, the Business Combination or any act, event or transaction related or attendant to any thereof, or the use or intended use of the Letters of Credit or in connection with any investigation of any potential matter covered hereby (collectively, the “Indemnified Matters”); provided, however, that the Applicants shall not have any obligation under this Section 11.4 to an Indemnitee with respect to (i) any Indemnified Matter caused by or resulting from the gross negligence, bad faith or willful misconduct of such Indemnitee, as determined by a court of competent jurisdiction in a final non-appealable judgment or order or order of an arbitral tribunal, (ii) a material breach of the Credit Documents by such Indemnitee, as determined by a court of competent jurisdiction in a final non-appealable judgment or order or order of an arbitral tribunal and (iii) any action brought by one Indemnitee against another Indemnitee (except in its capacity as an Agent) which does not involve an act or omission by the Parent or any of its Affiliates or (iv) any settlement entered into by such Indemnitee without the Parent’s written consent (such consent not to be unreasonably withheld, conditioned or delayed); provided that the foregoing indemnity will apply to any such settlement in the event that the Parent was offered the ability to assume the defense of the action that was the subject matter of such settlement and elected not to so assume; provided, further, that if there is a final and non-appealable judgment by a court of competent jurisdiction, the Parent agrees to indemnify and hold harmless each Indemnitee from and against any and all losses, claims, damages, liabilities and expenses by reason of such settlement or judgment in accordance with the other provisions of this Section 11.4. Without limiting the foregoing, but subject to the express limitations of the foregoing, “Indemnified Matters” include (i) all Environmental Liabilities and Costs arising from or connected with the past, present or future operations of the Parent, the Applicants, or any of their respective Subsidiaries involving any property subject to a Collateral Document, or damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Contaminants on, upon or into such property or any contiguous real estate, (ii) any costs or liabilities incurred in connection with any Remedial Action concerning the Parent, the Applicants, or any of their respective Subsidiaries, (iii) any costs or liabilities incurred in connection with any Environmental Lien and (iv) any costs or liabilities incurred in connection with any other matter under any Environmental Law, including the Comprehensive Environmental Response, Compensation and Liability

Act of 1980, (49 U.S.C. § 9601 et seq.) and applicable state property transfer laws, whether, with respect to any such matter, such Indemnitee is a mortgagee pursuant to any leasehold mortgage, a mortgagee in possession, the successor in interest to the Parent or any of its Subsidiaries, or the owner, lessee or operator of any property of the Parent or any of its Subsidiaries by virtue of foreclosure, except, with respect to those matters referred to in clauses (i), (ii), (iii) and (iv) above, to the extent (x) incurred following foreclosure (or deed in lieu thereof) by the Administrative Agent, any Participant or any Issuer, or the Administrative Agent, the Collateral Agent, any Participant or any Issuer having become the successor in interest to the Parent, the Applicants, or any of their respective Subsidiaries and (y) attributable solely to acts of the Administrative Agent, such Participant or such Issuer or any agent on behalf of the Administrative Agent, such Participant or such Issuer. This Section 11.4(a) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.

(b) The Parent and each Applicant shall and does hereby jointly and severally indemnify each Agent, each Participant and each Issuer for, and hold each Agent, each Participant and each Issuer harmless from and against, any and all claims for brokerage commissions, fees and other compensation made against any Agent, any Participant and any Issuer for any broker, finder or consultant with respect to any agreement, arrangement or understanding made by or on behalf of any Credit Party or any of its Subsidiaries in connection with the transactions contemplated by this Agreement.

(c) Promptly after receipt by an Indemnitee of service of any complaint or the commencement of any action or proceeding with respect to an Indemnified Matter, such Indemnitee will notify the Parent in writing of such complaint or of the commencement of such action or proceeding, but failure to so notify the Parent will relieve the Parent or the Applicants from the obligation to indemnify such Indemnitee only if and only to the extent that such failure results in the forfeiture by the Parent or the Applicants of substantial rights and defenses that actually and materially prejudice the Parent or the Applicants, and will not in any event relieve the Parent or the Applicants from any other obligation or liability that the Parent or the Applicants may have to any Indemnitee otherwise than in accordance with the provisions hereof. If the Parent or any Applicant so elects following its acknowledgment of its obligation to indemnify the Indemnitee, or if requested by such Indemnitee, the Parent or such Applicant will assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to such Indemnitee and the payment of the fees and disbursements of such counsel. In the event, however, such Indemnitee reasonably determines in its judgment that having common counsel would present such counsel with a conflict of interest or if the defendants in or targets of any such action or proceeding include an Indemnitee and the Parent or the Applicants and such Indemnitee reasonably concludes that there may be legal defenses available to it or other Indemnitees that are different from or in addition to those available to the Parent or the Applicants, or if the Parent or the Applicants fail to assume the defense of the action or proceeding or to employ counsel reasonably satisfactory to such Indemnitee in a timely manner, then such Indemnitee may employ separate counsel to represent or defend it in any such action or proceeding and the Parent and the Applicants will pay the reasonable and customary fees and disbursements of such counsel; provided, however, that the Parent and the Applicants will not be required to pay the fees and disbursements of more than one separate counsel (in addition to local counsel) for such Indemnitee in any jurisdiction in any single action or proceeding. In any action or proceeding the defense of which the Parent or the Applicants assume, the Indemnitee will have the right to participate in such litigation and to retain its own counsel at such Indemnitee’s own expense.

(d) The Parent and the Applicants jointly and severally agree that any indemnification or other protection provided to any Indemnitee pursuant to this Agreement (including pursuant to this Section 11.4) or any other Credit Document shall (i) survive the termination of this Agreement and the payment in full of the Obligations and (ii) inure to the benefit of any Person that was at any time an Indemnitee under this Agreement or any other Credit Document.

Section 11.5     Limitation of Liability

The Parent and the Applicants jointly and severally agree that no Indemnitee shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any Credit Party or any of their respective Subsidiaries or any of their respective equity holders or creditors for or in connection with the transactions contemplated hereby and in the other Credit Documents, except for direct damages (as opposed to special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings)) determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnitee’s gross negligence, bad faith or willful misconduct. The Parent and each Applicant hereby waives, releases and agrees (for itself and on behalf of its Subsidiaries) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

Section 11.6     Right of Set-off

Upon the occurrence and during the continuance of any Event of Default, each Participant and each Affiliate of any of them is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Participant or any of their respective Affiliates to or for the credit or the account of the Parent or any Applicant against any and all of the Obligations now or hereafter existing whether or not such Participant shall have made any demand under this Agreement or any other Credit Document and even though such Obligations may be unmatured. Each Participant agrees promptly to notify the Parent or such Applicant after any such set-off and application made by such Participant or its respective Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. In the event that any Defaulting Participant shall exercise any right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.23 and, pending such payment, shall be segregated by such Defaulting Participant from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Participants, and (y) the Defaulting Participant shall provide promptly to the

Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Participant as to which it exercised such right of setoff. The rights of each Participant under this Section 11.6 are in addition to the other rights and remedies (including other rights of set-off) that such Participant may have.

Section 11.7 Sharing of Payments, Etc.

Subject to Section 2.16(f):

(a) (i) (A) [reserved].

(B)	[reserved].

(C)

If any Participant obtains any payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) of the Obligations owing to it, any interest thereon, fees in respect thereof or other Obligations hereunder (other than payments pursuant to Section 2.17, 2.18 or 2.19) in excess of its Ratable Portion of all payments of such Obligations obtained by all the Participants, except as a result of a refinancing of such Obligations, such Participant (each, a “Purchasing LC Participant”) shall forthwith purchase from the other Participants (each, a “Selling Participant”) such participations in their Letter of Credit Obligations as shall be necessary to cause such Purchasing LC Participant to share the excess payment ratably with each of them.

(D)	[reserved].

(E)

Except as expressly provided otherwise with respect to Defaulting Participants, each payment of the Commitment Fees and each reduction of the Commitments shall be allocated pro rata among the Participants in accordance with their respective Commitments (or, if the Commitments shall have expired or been terminated, in accordance with the respective LC Facility Exposure).

(b) If all or any portion of any payment received by a Purchasing LC Participant is thereafter recovered from such Purchasing LC Participant, such purchase from each applicable Selling Participant shall be rescinded and such Selling Participant shall repay to the Purchasing LC Participant the purchase price to the extent of such recovery together with an amount equal to such Selling Participant’s ratable share (according to the proportion of (i) the amount of such Selling Participant’s required repayment in relation to (ii) the total amount so recovered from the Purchasing LC Participant) of any interest or other amount paid or payable by the Purchasing LC Participant in respect of the total amount so recovered.

(c) Each Applicant jointly and severally agrees that any Purchasing LC Participant so purchasing a participation from a Selling Participant pursuant to this Section 11.7 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Purchasing LC Participant were the direct creditor of such Applicant in the amount of such participation.

Section 11.8 Notices, Etc.

All notices, demands, requests and other communications provided for in this Agreement shall be given in writing, or, if consented to by the Administrative Agent, by any telecommunication device capable of creating a written record (including electronic mail), and addressed to the party to be notified as follows:

(a) if to the Parent or the Applicants:

McDermott International, Inc.

757 North Eldridge Parkway

Houston, Texas 77079

Attention: Treasurer

Email: khargrove@mcdermott.com

with a copy to:

McDermott International, Inc.

757 North Eldridge Parkway

Houston, Texas 77079

Attention: Chief Legal Officer

Email: jfreeman@mcdermott.com¶

¶

and (which shall not constitute notice)¶

¶

Kirkland & Ellis LLP¶

Attn: Lucas E. Spivey, P.C.¶

609 Main Street. Suite 4700¶

Houston, TX 77002¶

Tel: 713 836 3640¶

Email: lucas.spivey@kirkland.com;

and

Baker Botts L.L.P.

910 Louisiana Street

Houston, TX 77002

Attention: Ted Paris, Esq.

Telecopy No.:(713) 229-7738

Email: ted.paris@bakerbotts.com

(b) if to any Participant, at its Domestic Office;

(c) if to the Issuer, (i) at its Domestic Office, if such Issuer is a Participant or (ii) otherwise, at the Domestic Office of any Participant Affiliated therewith or, in each case at any other address set forth in a notice sent to the Administrative Agent and the Applicants; and

(d) if to the Administrative Agent:

Notices:

Barclays Bank PLC

European Loans Agency

1 Churchill Place

London

E14 5HP

United Kingdom

Attn: Ashley Jay

Tel: +44 (0)20 7773 3935

Switchboard: +44 (0)20 7623 2323

Facsimile: +44 (0)20 7773 4893

Email: loans.agency@barclays.com

For ~~P~~payments:

Barclays Bank PLC

Loan Operations

1 Churchill Place

London

E14 5HP

United Kingdom

Attn: Agency Services - McDermott International Inc. Sidecar LC Facility; Contact Name - Shankar Subbaiah

Tel: +44 203 5555 768

Email: shankar.subbaiah@barclays.com

or at such other address as shall be notified in writing (x) in the case of the Applicants and the Administrative Agent, to the other parties and (y) in the case of all other parties, to the Applicants and the Administrative Agent. All such notices and communications shall be effective upon personal delivery (if delivered by hand, including any overnight courier service), when deposited in the mails (if sent by mail), or when properly transmitted (if sent by a telecommunications device or through the Internet); provided, however, that notices and communications to the Administrative Agent pursuant to Article II or X shall not be effective until received by the Administrative Agent (unless otherwise expressly provided hereunder); provided, further, that all notices and communications to the Administrative Agent that would otherwise become effective after 5:00 p.m. (London time) on any day shall be deemed not to become effective until the immediately succeeding Business Day.

Each Public-Side Participant agrees to cause at least one individual at or on behalf of such Public-Side Participant to at all times have selected the “Private-Side Information” or similar designation on the content declaration screen of IntraLinks, Debtdomain, SyndTrak, Barclays Deal Vault or Donnelley Financial Solutions Venue in order to enable such Public-Side Participant or its delegate, in accordance with such Public-Side Participant’s compliance procedures and applicable law, including United States federal and state securities laws, to make reference to information that is not made available through the “Public-Side Information” portion of IntraLinks and that may contain MNPI. In the event that any Public-Side Participant has determined for itself to not access any information disclosed through IntraLinks, Debtdomain, SyndTrak, Barclays Deal Vault, Donnelley Financial Solutions Venue or otherwise, such Public-Side Participant acknowledges that (x) other Participants may have availed themselves of such information and (y) neither any Credit Party nor any Agent has any responsibility for such Public-Side Participant’s decision to limit the scope of the information it has obtained in connection with this Agreement and the other Credit Documents.

Section 11.9 No Waiver; Remedies

No failure on the part of any Participant, any Issuer, any Collateral Agent or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Notwithstanding anything to the contrary contained herein or in any other Credit Document, the authority to enforce rights and remedies hereunder and under the other Credit Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent and the Collateral Agent in accordance with Section 9.2 for the benefit of all the Secured Parties; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent or the Collateral Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent or Collateral Agent) hereunder and under the other Credit Documents, (b) the Issuers from exercising the rights and remedies that inure to their respective benefit (solely in their capacity as Issuers) hereunder and under the other Credit Documents, (c) any Participant from exercising setoff rights in accordance with Section 11.6 (subject to the terms of Section 11.7), or (d) any Participant from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent or Collateral Agent hereunder and under the other Credit Documents, then (i) the Requisite Participants shall have the rights otherwise ascribed to the Administrative Agent or Collateral Agent pursuant to Section 9.2 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) above and subject to Section 11.7, any Participant may, with the consent of the Requisite Participants, enforce any rights and remedies available to it and as authorized by the Requisite Participants.

Section 11.10    Binding Effect

This Agreement shall become effective when it shall have been executed by each of the parties hereto and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto.

Section 11.11    Governing Law

This Agreement and the rights and obligations of the parties hereto (including the submission to jurisdiction in Section 11.12) shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard to its conflicts of laws provisions.

Section 11.12    Submission to Jurisdiction; Service of Process

(a) Any legal action or proceeding with respect to this Agreement or any other Credit Document shall be brought in the courts of the State of New York sitting in New York County or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Credit Party hereby accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts, except that the Agents, Issuers or Participants may bring legal action or proceedings in other appropriate jurisdictions with respect to the enforcement of its rights with respect to the Collateral. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(b) The Parent and each Applicant irrevocably consents to the service of any and all process in any such action or proceeding by the mailing (by registered or certified mail, postage prepaid) of copies of such process to J. Ray McDermott Holdings, LLC (at 757 North Eldridge Parkway, Houston, Texas 77079) or the Parent at its address specified in Section 11.8. The Parent and each Applicant agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Nothing contained in this Section 11.12 shall affect the right of the Administrative Agent or any Participant to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Applicants or any other Credit Party in any other jurisdiction.

(d) To the extent that either the Parent or an Applicant has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution of a judgment, execution or otherwise), such Person hereby irrevocably waives such immunity in respect of its obligations hereunder.

Section 11.13    Waiver of Jury Trial

EACH AGENT AND EACH OF THE PARTICIPANTS, THE ISSUERS, THE PARENT AND EACH APPLICANT WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT.

Section 11.14    Marshaling; Payments Set Aside

None of the Administrative Agent, the Collateral Agent, any Participant or any Issuer shall be under any obligation to marshal any assets in favor of the Applicants or any other party or against or in payment of any or all of the Obligations. To the extent that any Applicant makes a payment or payments to the Administrative Agent, the Collateral Agent, the Participants or the Issuers or any such Person receives payment from the proceeds of the Collateral or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 11.15    Section Titles

The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference such section. If a numbered reference to a clause, sub-clause or subsection hereof is immediately followed by a reference in parenthesis to the title of a section hereof containing such clause, sub-clause or subsection, the reference is only to such clause, sub-clause or subsection and not to the section generally. If a numbered reference to a section hereof is immediately followed by a reference in parenthesis to a section hereof, the title reference shall govern in case of direct conflict.

Section 11.16    Execution in Counterparts

This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement or any other Credit Document (unless originals are required by applicable Requirements of Law) by facsimile transmission or other electronic imaging means shall be as effective as delivery of a manually executed counterpart hereof.

Section 11.17    Entire Agreement

This Agreement, together with all of the other Credit Documents and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. A set of the copies of this Agreement signed by all parties shall be lodged with the Applicants and the Administrative Agent.

Section 11.18    Confidentiality

The Administrative Agent, each Participant and each Issuer agrees to maintain the confidentiality of the Information, except that Information may be disclosed (i) to its Affiliates and to its and its Affiliates’ respective Related Parties, to any insurance broker, and to any provider of credit protection (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Sub-Participant in, or any prospective assignee of or Sub-Participant in, any of its rights or obligations under this Agreement, (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Applicants and its obligations or (C) any pledgee referred to in Section 11.2(f) or (g) (other than a pledgee to which disclosure is permitted under clause (ii) above), (vii) with the consent of the Applicants or (viii) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 11.18 or (y) becomes available to the Administrative Agent, any Participant, any Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Parent and its Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this Section 11.18 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. The Administrative Agent, each Participant and each Issuer acknowledges that (a) the Information may include MNPI concerning the Parent or its Subsidiaries, as the case may be and (b) it has developed compliance procedures regarding the use of such MNPI. Notwithstanding the foregoing, the Administrative Agent, each Arranger and each Participant may disclose the existence of the LC Facility and information about the LC Facility to market data collectors, similar services providers to the lending industry, and service provides to each of the foregoing in connection with the LC Facility and the other Credit Documents.

Section 11.19    Judgment Currency

(a) If, for the purposes of obtaining or enforcing any judgment or award in any court, or for making or filing a claim or proof, it is necessary to convert a sum due hereunder in any currency (the “Original Currency”) into another currency (the “Other Currency”), the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the Administrative Agent could purchase the Original Currency with such Other Currency in New York, New York on the Business Day immediately preceding the day on which any such judgment, or any relevant part thereof, is given.

(b) The obligations of the Parent or any Applicant in respect of any sum due from it to any Agent or Participant hereunder shall, notwithstanding any judgment or award in such Other Currency, be discharged only to the extent that on the Business Day following receipt by such Agent or Participant of any sum adjudged to be so due in such Other Currency such Agent or Participant may in accordance with normal banking procedures purchase the Original Currency with such Other Currency; if the Original Currency so purchased is less than the sum originally due such Agent or Participant in the Original Currency, the Applicants jointly and severally agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Agent or Participant against such loss, and if the Original Currency so purchased exceeds the sum originally due to such Agent or Participant in the Original Currency, such Agent or Participant shall remit such excess to the Applicants.

Section 11.20    Severability

If any provision of this Agreement or the other Credit Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.20, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Participants shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent or any Issuer, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

Section 11.21    Acknowledgement and Consent to Bail-In of EEA Financial Institutions

Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable, (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 11.22    Interest Rate Limitation

Notwithstanding anything to the contrary contained in any Credit Document, the interest paid or agreed to be paid under the Credit Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Requirements of Law (the “Maximum Rate”). If the Administrative Agent or any Participant shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to cash collateralize the Reimbursement Obligations, or if no such Reimbursement Obligations are outstanding, refunded to the Applicants. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Participant exceeds the Maximum Rate, such Person may, in its sole discretion, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

Section 11.23    Obligations Joint and Several and Unconditional

The obligations of each Applicant under this Agreement and each other Credit Document are joint and several and absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of any other Applicant under this Agreement or any other Credit Document (collectively, the “Other Applicant Obligations”), or any substitution, release or exchange of any other guarantee of or security for any of the Other Applicant Obligations, and, to the fullest extent permitted by applicable Requirement of Law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than a defense of payment or performance hereunder or thereunder), it being the intent of this Section 11.23 and this Agreement that the obligations of each Applicant under this Agreement shall be absolute and unconditional under any and all circumstances (other than to the extent already paid or performed hereunder or thereunder). Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of any Applicant under this Agreement or any other agreement referred to herein:

(a) at any time or from time to time, without notice to any Applicant, the time for any performance of or compliance with any of the Other Applicant Obligations shall be extended, or such performance or compliance shall be waived;

(b) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein or therein shall be done or omitted;

(c) the maturity of any of the Other Applicant Obligations shall be accelerated, or any of the Other Applicant Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other Credit Document shall be waived or any other guarantee of any of the Other Applicant Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

(d) any lien or security interest granted to, or in favor of, the Administrative Agent, any Issuer or any Participant or Participants as security for any of the Other Applicant Obligations shall fail to be perfected. ¶

Section 11.24     Acknowledgment Regarding any Supported QFCs¶

To the extent that the Credit Documents provide support, through a guarantee or otherwise, for secured hedge agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):¶

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the

U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Participant shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.¶

(b) As used in this Section 11.24, the following terms have the following meanings:¶

“BHC Act Affiliate” means an “affiliate” as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k) of such party.¶

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).¶

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.¶

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).¶

ARTICLE XII

GUARANTY

Section 12.1 The Guaranty

The Parent hereby guarantees to each Secured Party as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Parent hereby further agrees that if any of the Obligations are not paid in full when due (whether at stated maturity, by acceleration, as a mandatory cash collateralization or otherwise), the Parent will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at stated maturity, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms thereof.

Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or the other documentation governing the Obligations (such other documentation, the “Other Documents”), the obligations of the Parent under this Agreement and the other Credit Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Debtor Relief Laws or any comparable provisions of any applicable state law.

Section 12.2     Obligations Unconditional

The obligations of the Parent under Section 12.1 are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents, the Other Documents or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than defense of payment or satisfaction), it being the intent of this Section 12.2 that the obligations of the Parent hereunder shall be absolute and unconditional under any and all circumstances. The Parent agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against either the Applicants or any other Credit Party for amounts paid under this Section 12.2 until the Final Satisfaction Date. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of the Parent hereunder, which shall remain absolute and unconditional as described above:

(a) at any time or from time to time, without notice to the Parent, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

(b) [Reserved];

(c) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, the Other Documents or any other agreement or instrument referred to therein shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

(d) any Lien granted to, or in favor of, any Secured Party as security for any of the Obligations shall fail to attach or be perfected; or

(e) any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of the Parent) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of the Parent).

With respect to its obligations hereunder, the Parent hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Secured Party exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, the Other Documents or any other agreement or instrument referred to therein or against any other Person under any other guarantee of, or security for, any of the Obligations.

Section 12.3     Reinstatement

The obligations of the Parent under this Article XII shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Parent agrees that it will indemnify in accordance with Section 11.4 each Indemnitee on demand for all documented and reasonable costs and expenses (including, without limitation, the documented and reasonable fees, charges and disbursements of counsel) incurred by such Indemnitee in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

Section 12.4     Certain Additional Waivers

The Parent further agrees that it shall have no right of recourse to security for the Obligations until the Final Satisfaction Date.

Section 12.5     Remedies

The Parent agrees that, to the fullest extent permitted by law, as between the Parent, on the one hand, and the Secured Parties, on the other hand, the commitments hereunder may be terminated and the Obligations may be declared to be forthwith due and payable as provided in Section 9.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.2) for purposes of this Article XII notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the commitments hereunder from being terminated and the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such commitments being deemed to have been terminated and the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Parent for purposes of Section 12.1. The Parent acknowledges and agrees that its obligations hereunder are secured in accordance with the terms hereof and of the Other Documents and that the Secured Parties may exercise their remedies thereunder in accordance with the terms thereof.

Section 12.6     Guarantee of Payment; Continuing Guarantee

The guarantee in this Article XII is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Obligations whenever arising.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MCDERMOTT TECHNOLOGY (AMERICAS), INC., as Applicant

By:

Name:
Title:

MCDERMOTT TECHNOLOGY (US), INC., as Applicant

By:

Name:
Title:

MCDERMOTT TECHNOLOGY, B.V., as Applicant

By:

Name:
Title:

MCDERMOTT INTERNATIONAL, INC., as Parent

By:

Name:
Title:

[Signature Page – Credit Agreement]

[Participant signature pages to come]

[Signature Page – Credit Agreement]

EXHIBIT B

[Attached]

ACT OF PARITY DEBTHOLDERS

& ACT OF SECURED DEBTHOLDERS

Reference is made to the Collateral Agency and Intercreditor Agreement dated as of May 10, 2018, by and among the McDermott Technology (Americas), Inc., a Delaware corporation, McDermott Technology (US), Inc., a Delaware corporation, and McDermott Technology, B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (collectively the “Borrowers”), McDermott International, Inc., a Panamanian corporation (the “Parent”), the other Subsidiaries of the Parent party thereto from time to time, Crédit Agricole Corporate and Investment Bank, not in its individual capacity but solely as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), Crédit Agricole Corporate and Investment Bank, as administrative agent for the Revolving Facility (as defined in the Credit Agreement) and the LC Facility (as defined in the Credit Agreement), Barclays Bank PLC, as administrative agent for the Term Facility (as defined in the Credit Agreement), Lloyds Bank Corporate Markets plc, as Secured Debt Representative for the Lloyds Facility, and the other financial institutions from time to time party thereto as Secured Debt Representatives for other Series of Secured Debt as designated on Schedule 1 thereto in accordance with Section 2.06 therein (“Collateral Agency and Intercreditor Agreement”). Terms defined in the Collateral Agency and Intercreditor Agreement shall have the same meaning herein unless otherwise defined herein.

As of the Amendment No. 1 Effective Date (as defined in the Credit Agreement), pursuant to Section 4.02 of the Collateral Agency and Intercreditor Agreement, the undersigned Secured Debt Representatives, which constitute the Required Parity Debtholders, direct the Senior Collateral Agent pursuant to this Act of Parity Debtholders & Act of Secured Debtholders to enter into, consummate the transactions contemplated by, and take all other action necessary in connection with the Intercreditor Agreement dated on or about the date hereof (“Senior Intercreditor Agreement”), by and among the Collateral Agent, Crédit Agricole Corporate and Investment Bank as collateral agent for the First Priority Secured Parties (as defined therein), the Borrowers, and the Parent, among others, and attached as Exhibit A.

As of the Amendment No. 1 Effective Date (as defined in the Credit Agreement), pursuant to Section 9.01 of the Collateral Agency and Intercreditor Agreement, the undersigned Secured Debt Representatives, which constitute the Required Secured Debtholders, direct the Senior Collateral Agent pursuant to this Act of Parity Debtholders & Act of Secured Debtholders to enter into, consummate the transactions contemplated by, and take all other action necessary in connection with all amendments, modifications, or amendments and restatements to the Security Documents necessary or desirable to reflect the terms of the Senior Intercreditor Agreement.

With respect to Credit Agreement Debt, (i) Barclays Bank PLC, as Secured Debt Representative for the Term Facility (as defined in the Credit Agreement) confirms by its signature hereto in such capacity that it is voting at the direction of the Requisite Term Lenders (as defined in the Credit Agreement), and (ii) Crédit Agricole Corporate and Investment Bank, as Secured Debt Representative for the Liquidity Lenders (as defined in the Credit Agreement), confirms by its signature hereto in such capacity that it is voting at the direction of the Requisite Revolving Lenders and Requisite LC Lenders (as such terms are defined in the Credit Agreement). Barclays Bank PLC, as Secured Debt Representative for the Term Issuer Obligations, confirms by its signature hereto in such capacity that is voting at the direction of the holder(s) of a majority in aggregate principal amount of all Term Issuer Obligations.

This Act of Parity Debtholders & Act of Secured Debtholders may be executed in any number of counterparts, each of which when executed will be an original, and all of which, when taken together, will constitute one Act of Parity Debtholders & Act of Secured Debtholders. Delivery of an executed counterpart of a signature page of this Act of Parity Debtholders & Act of Secured Debtholders by facsimile transmission or electronic transmission (in “pdf” or “tif” format) will be effective as delivery of a manually executed counterpart hereof.

[Remainder of page intentionally left blank]

Executed as of the Amendment No. 1 Effective Date (as defined in the Credit Agreement).

CRÉDIT AGRICOLE

CORPORATE AND INVESTMENT BANK,

as Secured Debt Representative for the Liquidity Lenders

(as defined in the Credit Agreement)

By:
Name:
Title:

By:
Name:
Title:

[Signature Page - Act of Parity Debtholders]

BARCLAYS BANK PLC,

as Secured Debt Representative for the Term Facility

and the Term Issuer Obligations (as such terms are defined in the Credit Agreement)

By:
Name:
Title:

[Signature Page - Act of Parity Debtholders]

BARCLAYS BANK PLC,

as Secured Debt Representative for a Series of Secured Debt

By:
Name:
Title:

[Signature Page - Act of Parity Debtholders]

LLOYDS BANK CORPORATE MARKETS PLC,

as Secured Debt Representative for the Lloyds Facility

By:
Name:
Title:

By:
Name:
Title:

[Signature Page - Act of Parity Debtholders]

EXHIBIT A

Execution Version

INTERCREDITOR AGREEMENT

dated as of

October 21, 2019

among

MCDERMOTT INTERNATIONAL, INC.,

as Parent,

MCDERMOTT TECHNOLOGY (AMERICAS), INC.

MCDERMOTT TECHNOLOGY (US), INC.

and

MCDERMOTT TECHNOLOGY, B.V.,

as the Borrowers,

certain Subsidiaries of Parent party hereto from time to time,

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as First Priority Agent

and

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as Second Priority Agent

THIS IS THE “SENIOR INTERCREDITOR AGREEMENT” REFERRED TO IN THE FIRST PRIORITY DEBT AGREEMENT REFERRED TO HEREIN, AND THE “SENIOR INTERCREDITOR AGREEMENT” REFERRED TO IN THE CREDIT AGREEMENT, DATED AS OF MAY 10, 2018, AMONG THE BORROWERS, THE PARENT, THE LENDERS AND ISSUERS PARTY THERETO FROM TIME TO TIME, AS LENDERS, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, AS THE REVOLVING AND LC ADMINISTRATIVE AGENT AND BARCLAYS BANK PLC, AS THE TERM LOAN ADMINISTRATIVE AGENT

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INTERCREDITOR AGREEMENT dated as of October 21, 2019 (this “Agreement”), among MCDERMOTT INTERNATIONAL, INC., a Panamanian corporation (the “Parent”), MCDERMOTT TECHNOLOGY (AMERICAS), INC., MCDERMOTT TECHNOLOGY (US), INC. and MCDERMOTT TECHNOLOGY, B.V. (collectively, the “Borrowers”), the Subsidiaries of the Parent party hereto from time to time, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as collateral agent for the First Priority Secured Parties (as defined below) (in such capacity and together with any successor or assigns, the “First Priority Agent”), and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as collateral agent for the Second Priority Secured Parties (as defined below) (in such capacity and together with any successor or assigns, the “Second Priority Agent”).

PRELIMINARY STATEMENT

Reference is made to (a) the Superpriority Senior Secured Credit Agreement dated as of October 21, 2019 among the First Priority Agent, Parent, Borrowers, and the other financial institutions from time to time party thereto (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, the “First Priority Debt Agreement”), (b) the Collateral Agency and Intercreditor Agreement dated as of May 10, 2018 among the Grantors (as defined therein), the Second Priority Agent, Barclays Bank PLC, Lloyds Bank PLC, as a Secured Debt Representative, and the other financial institutions from time to time party thereto as other Secured Debt Representatives (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, the “Second Priority Debt Agreement” and, together with the First Priority Debt Agreement, the “Debt Agreements”), (c) the First Lien Pledge and Security Agreement dated as of October 21, 2019 (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, the “First Priority Security Agreement”) among the Parent, the Borrowers, certain of the Parent’s subsidiaries and the First Priority Agent, (d) the Pledge and Security Agreement dated as of May 10, 2018 (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, the “Second Priority Security Agreement”) among the Parent, the Borrowers, certain of the Parent’s subsidiaries and the Second Priority Agent, (e) the other Collateral Documents as defined, and referred to, in the First Priority Debt Agreement and (f) the other Security Documents as defined, and referred to, in the Second Priority Debt Agreement.

RECITALS

A.    The First Priority Creditors (such term and each other capitalized term used but not defined in the preliminary statement or these recitals having the meaning given to it in Article I) have agreed to make loans, other extensions of credit or other credit accommodations to the Borrowers or such other Grantors subject to the First Priority Debt Agreement on the condition, among others, that the First Priority Claims shall be secured by first priority Liens on, and security interests in, the Collateral.

B.    The Second Priority Creditors have agreed to make loans and other extensions of credit to, or otherwise purchase and hold certain notes issued by, one or more of the Borrowers from time to time pursuant to the Second Priority Debt Agreement on the condition, among others, that the Second Priority Claims shall be secured by second priority Liens on, and security interests in, the Collateral.

C.    The Debt Agreements require, among other things, that the parties thereto set forth in this Agreement, among other things, their respective rights, obligations and remedies with respect to the Collateral.

Accordingly, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Certain Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall, except to the extent the context otherwise requires, have the meanings set forth in the First Priority Debt Agreement (as in effect on the date hereof) or the First Priority Security Agreement (as in effect on the date hereof), as applicable.

Section 1.2    Other Defined Terms. As used in the Agreement, the following terms shall have the meanings specified below:

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now and hereinafter in effect, or any successor statute.

“Bankruptcy Law” shall mean the Bankruptcy Code and any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law.

“Collateral” shall mean the First Priority Collateral and the Second Priority Collateral.

“Collateral Agents” shall mean the First Priority Agent and the Second Priority Agent.

“Debt Agreements” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Debt Documents” shall mean the First Priority Debt Documents and the Second Priority Debt Documents.

“DIP Financing” shall have the meaning assigned to such term in Section 6.1(a).

“DIP Financing Liens” shall have the meaning assigned to such term in Section 6.1(a).

“Discharge of First Priority Claims” shall mean, subject to Sections 7.2 and 7.4, the occurrence of all of the following:

(a)    termination or expiration of all commitments to extend credit or make such other credit accommodations that would constitute First Priority Claims;

(b)    payment in full in cash of the principal of and interest and premium on all First Priority Claims (other than any undrawn Letters of Credit but including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, and premium due as a result or or upon the commencement of any Insolvency or Liquidation Proceeding, in each case, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding);

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(c)    discharge or cash collateralization (at the lower of (i) 105% of the aggregate undrawn amount and (ii) the percentage as may be agreed to by applicable issuer of such Letters of Credit) of all outstanding Letters of Credit constituting First Priority Claims on terms satisfactory to the applicable issuer of such Letters of Credit;

(d)    payment of Hedging Obligations constituting First Priority Claims (and, with respect to any particular Hedging Contract, termination of such position and agreements evidencing such position and payment in full in cash of all obligations thereunder or such other arrangements as have been made by the counterparty thereto and communicated to the First Priority Agent);

(e)    payment of Treasury Management Obligations constituting First Priority Claims (and, with respect to any particular Treasury Management Arrangement, termination of such agreement evidencing such payment in full in cash of all obligations thereunder or such other arrangements as have been made by the counterparty thereto and communicated to the First Priority Agent; and

(f)    payment in full in cash of all other First Priority Claims (other than contingent indemnification or expense reimbursement obligations as to which no claim has been made or notice given) that are outstanding and unpaid.

“Disposition” shall mean any sale, lease, exchange, transfer or other disposition, and “Dispose” shall have a correlative meaning.

“First Priority Agent” shall have the meaning assigned to such term in the preamble to this Agreement.

“First Priority Claims” shall mean all “Obligations,” as defined in the First Priority Debt Agreement, including any guarantees of the foregoing, in each case whether accrued or incurred before, upon or after the commencement of an Insolvency or Liquidation Proceeding, and whether or not allowed or allowable in such proceeding.

“First Priority Collateral” shall mean all “Collateral,” as defined in the First Priority Debt Agreement or any other First Priority Debt Document, other than the “Separate Collateral,” as defined in the Second Priority Debt Documents, and any other assets of any Grantor now or at any time hereafter subject to, or purported to be subject to, Liens which secure, but only to the extent securing or purporting to secure, any First Priority Claim.

“First Priority Creditors” means the Secured Parties (as defined in the First Priority Debt Agreement).

“First Priority Debt Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“First Priority Debt Documents” shall mean the “Loan Documents” as defined in the First Priority Debt Agreement.

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“First Priority Liens” shall mean all Liens on the First Priority Collateral to the extent such Liens secure or purport to secure the First Priority Claims, whether created under the First Priority Security Documents or acquired by possession, statute (including any judgment lien), operation of law, subrogation or otherwise.

“First Priority Mortgages” shall mean, collectively, each mortgage, deed of trust, leasehold mortgage, assignment of leases and rents, modifications and any other agreement, document or instrument pursuant to which a Lien on real property or vessels, as applicable, is granted by any Grantor to secure any First Priority Claims or under which rights or remedies with respect to any such Lien are governed.

“First Priority Secured Parties” shall mean, at any time, (a) the First Priority Creditors, (b) the First Priority Agent, (c) each other Person to whom any of the First Priority Claims is owed, and (d) the successors and assigns of each of the foregoing.

“First Priority Security Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“First Priority Security Documents” shall mean the First Priority Mortgages, the First Priority Security Agreement and any other agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any First Priority Claims or under which rights or remedies with respect to any such Lien are governed (including, without limitation, the other “Collateral Documents” as defined in the First Priority Debt Agreement).

“Grantors” shall mean the Parent and each Subsidiary that shall have created or purported to create any First Priority Lien or Second Priority Lien on all or any part of its assets to secure any First Priority Claims or any Second Priority Claims.

“Guarantors” shall mean, collectively, the Parent and each Subsidiary or other Person that shall have guaranteed any First Priority Claims or any Second Priority Claims, whether by executing and delivering the applicable Debt Agreement, or a separate guaranty thereof, or a supplement thereto, or otherwise.

“Hedging Obligations” of any Person shall mean any Hedging Contract (as defined in the First Priority Debt Agreement and Second Priority Credit Agreement, as applicable) that is (i) in effect on the Effective Date (as defined in the First Priority Debt Agreement or Second Priority Credit Agreement, as applicable) with a counterparty that is an Administrative Agent, a Liquidity Lender, Revolving Lender, Lender or any Affiliate (as each term is defined in the First Priority Debt Agreement or Second Priority Credit Agreement, as applicable) of any of the foregoing (including any Hedging Contract assigned or transferred to a Revolving Lender, Lender or an Affiliate of a Revolving Lender or Lender, as applicable, (by novation or otherwise) prior to or as of the Effective Date) or (ii) entered into after the Effective Date with a counterparty that was, at the time such Hedging Contract was entered into, an Administrative Agent, a Liquidity Lender, Revolving Lender, Lender or any Affiliate of any of the foregoing.

“Indebtedness” shall mean and include all obligations that constitute (i) “Indebtedness” as defined in the First Priority Debt Agreement and (ii) “Indebtedness” as defined in the Second Priority Credit Agreement.

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“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Grantor, (b) any voluntary or involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Grantor or for a substantial part of the property or assets of any Grantor, (c) any voluntary or involuntary winding-up or liquidation of any Grantor, or (d) a general assignment for the benefit of creditors by any Grantor.

“Letters of Credit” means each “Letter of Credit” as defined in the First Priority Debt Agreement.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, charge, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or the performance of any other obligation, including any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease (as defined in the First Priority Debt Agreement or Second Priority Credit Agreement, as applicable) and any financing lease having substantially the same economic effect as any of the foregoing.

“Liquidation Sale” shall mean a so-called bulk sale, liquidation sale or “going out of business sale” conducted either by any Secured Party or a Grantor in respect to all or a substantial portion of such Grantor’s Collateral following the occurrence and during the continuance of an Event of Default under, and as defined in, either the First Priority Debt Documents or Second Priority Debt Documents.

“New First Priority Agent” shall have the meaning assigned to such term in Section 7.2.

“New First Priority Claims” shall have the meaning assigned to such term in Section 7.2.

“New First Priority Debt Documents” shall have the meaning assigned to such term in Section 7.1.

“Obligations” means any principal, interest, penalties, fees, indemnification, reimbursements, costs, expenses, damages and other liabilities payable under the documentation governing any Indebtedness or other extension of credit or similar accommodation.

“Parent” shall have the meaning assigned to such term in the preliminary statement to this Agreement.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, mutual fund trust or government or other agency or political subdivision thereof or other legal entity of any kind.

“Pledged or Controlled Collateral” shall have the meaning assigned to such term in Article V.

“Refinance” shall mean, in respect of any Indebtedness, to refinance, extend, renew, restructure (including by the amendment and restatement of any instrument or agreement

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evidencing such Indebtedness) or replace or to issue other Indebtedness in exchange or replacement for, such Indebtedness, in whole or in part, whether with the same or different lenders, holders, agents, or other representatives.

“Refinanced” and “Refinancing” shall have correlative meanings.

“Refinancing Notice” shall have the meaning assigned to such term in Section 7.2.

“Second Priority Agent” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Second Priority Claims” shall mean all “Parity Secured Obligations” as defined in the Second Priority Debt Agreement (including all reimbursement obligations (if any) and interest thereon with respect to any “Liquidity Letters of Credit” as defined in the Second Priority Credit Agreement or similar instruments issued pursuant to the Second Priority Debt Documents), including any guarantees of the foregoing, in each case whether accrued or incurred before or after the commencement of an Insolvency or Liquidation Proceeding, and whether or not allowed or allowable in such proceeding.

“Second Priority Collateral” shall mean the “Shared Collateral,” as defined in any Second Priority Debt Document, and any other assets of any Grantor now or at any time hereafter subject to, or purported to be subject to, Liens which secure, but only to the extent securing, or purporting to secure, any Second Priority Claims.

“Second Priority Creditors” shall mean the “Secured Parties,” as defined in the Second Priority Debt Agreement.

“Second Priority Credit Agreement” shall mean the Credit Agreement referred to in the Second Priority Debt Agreement.

“Second Priority Debt Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Second Priority Debt Documents” shall mean the “Secured Debt Documents,” as defined in the Second Priority Debt Agreement.

“Second Priority Liens” shall mean all Liens on the Second Priority Collateral to the extent such Liens secure or purport to secure the Second Priority Claims, whether created under the Second Priority Security Documents or acquired by possession, statute (including any judgment lien), operation of law, subrogation or otherwise.

“Second Priority Mortgages” shall mean, collectively, each mortgage, deed of trust, leasehold mortgage, assignment of leases and rents, modifications and any other agreement, document or instrument pursuant to which any Lien on real property or vessels, as applicable, is granted by any Grantor to secure any Second Priority Claims or under which rights or remedies with respect to any such Lien are governed.

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“Second Priority Permitted Actions” shall have the meaning assigned to such term in Section 3.1(a).

“Second Priority Representative” shall mean the trustee, agent or representative of the Second Priority Secured Parties who is designated as “Second Priority Representative” in respect thereof.

“Second Priority Secured Parties” shall mean, at any time (other than in their capacity as a First Priority Creditor or First Priority Agent) (a) the Second Priority Creditors, (b) the Second Priority Agent, (c) each other Person to whom any of the Second Priority Claims is owed and has agreed to the appointment of the Second Priority Agent under the terms of the Second Priority Debt Agreement, and (d) the successors and assigns of each of the foregoing.

“Second Priority Security Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Second Priority Security Documents” shall mean the “Security Documents,” as defined in the Second Priority Debt Agreement, including the Second Priority Mortgages and the Second Priority Security Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Second Priority Claims or under which rights or remedies with respect to any such Lien are governed.

“Secured Parties” shall mean, as the context may require, the First Priority Secured Parties and/or the Second Priority Secured Parties.

“Security Documents” shall mean the First Priority Security Documents and the Second Priority Security Documents.

“Standstill Period” shall have the meaning assigned to such term in Section 3.2(a).

“Subsidiary” means, with respect to any Person, a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent.

“Treasury Management Arrangement” means any arrangement for credit card, cash management, clearing house, wire transfer, depository, treasury or investment services in connection with any transfer or disbursement of funds through an automated clearinghouse or on a same day or immediate or accelerated availability basis (including all monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise of the Parent or any of its Subsidiaries arising out of any cash management, clearing house, wire transfer, depository, treasury or investment services) provided to the Parent or any of its Subsidiaries. The designation of any such arrangement as a Treasury Management Arrangement shall not create in favor of the counterparty that is a party thereto any rights in connection with the management, enforcement or release of any Collateral.

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“Treasury Management Obligations” shall mean all Obligations in respect of Treasury Management Arrangements.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in any applicable jurisdiction.

Section 1.3    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified, (b) any reference herein (i) to any Person shall be construed to include such Person’s successors and assigns and (ii) to any Company or any other Grantor shall be construed to include such Company or such Grantor as debtor and debtor-in-possession and any receiver or trustee for such Company or any other Grantor, as the case may be, in any Insolvency or Liquidation Proceeding or Liquidation Sale, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles or Sections shall be construed to refer to Articles or Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ARTICLE II

LIEN PRIORITIES

Section 2.1    Relative Priorities. Notwithstanding the date, manner or order of grant, attachment or perfection of any Second Priority Lien or any First Priority Lien, and notwithstanding any provision of the UCC or any other applicable law or the provisions of any Security Document or any other Debt Document or any other circumstance whatsoever, each Collateral Agent, for itself and on behalf of the Secured Parties on whose behalf it acts in such capacity therefor, hereby agrees that, so long as the Discharge of First Priority Claims has not occurred, (i) any First Priority Lien on any Collateral now or hereafter held by or for the benefit of any First Priority Secured Party shall be senior in right, priority, operation, effect and all other respects to any and all Second Priority Liens on any Collateral, and (ii) any Second Priority Lien on any Collateral now or hereafter held by or for the benefit of any Second Priority Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all First Priority Liens on any Collateral, and the First Priority Liens on any Collateral shall be and remain senior in right, priority, operation, effect and all other respects to any Second Priority Liens on any Collateral for all purposes, whether or not any First Priority Lien is subordinated in any respect to any other Lien securing any other Obligation of any Company, any other Grantor or any other Person.

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Section 2.2    Prohibition on Contesting Liens. Each Collateral Agent, for itself and on behalf of the other Secured Parties on whose behalf it acts in such capacity therefor, agrees that it will not, and hereby waives any right to, contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of any Second Priority Lien or any First Priority Lien, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any other Secured Party to enforce this Agreement to the extent provided hereby.

Section 2.3    No New Liens. (a) The parties hereto agree that, so long as the Discharge of First Priority Claims has not occurred, none of the Grantors shall, nor shall any Grantor permit any of its Subsidiaries to, after the date of this Agreement (i) grant or permit any additional Liens on any asset of a Grantor to secure any Second Priority Claim unless it has granted, or concurrently therewith grants, a Lien on such asset of such Grantor to secure the First Priority Claims or (ii) grant or permit any additional Liens on any asset of a Grantor to secure any First Priority Claims unless, to the extent permitted by applicable law, it has granted, or within one Business Day thereafter grants, a Lien on such asset of a Grantor to secure the Second Priority Claims, with each such Lien to be subject to the provisions of this Agreement.

(b)    To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the First Priority Agent or the other First Priority Secured Parties, the Second Priority Agent agrees, for itself and on behalf of the other Second Priority Secured Parties, that any amounts received by or distributed to any Second Priority Secured Party pursuant to or as a result of any Lien granted in contravention of this Section 2.3 shall be subject to Section 4.2.

(c)    Notwithstanding anything to the contrary contained in this Agreement, (i) the Second Priority Liens existing on the date of this Agreement on Collateral as to which there is no First Priority Lien required shall be deemed not to violate this Section 2.3; (ii) deposit accounts, securities accounts, cash, cash equivalents and other investments may be pledged to secure reimbursement obligations in respect of Letters of Credit or Liquidity Letters of Credit (as defined in the Second Priority Credit Agreement) without granting a Lien thereon to secure any Second Priority Claim or First Priority Claim, respectively; and (iii) deposit accounts, securities accounts, cash, cash equivalents and other investments may be pledged to secure reimbursement obligations in respect of letters of credit issued under the Lloyds Facility.

Section 2.4    Similar Collateral. Subject to Section 2.3(b) and except for the Second Priority Liens existing on the date of this Agreement on Collateral as to which there is no First Priority Lien required, the parties hereto acknowledge and agree that it is their intention that the First Priority Collateral and the Second Priority Collateral be substantially identical. In furtherance of the foregoing, (i) the Second Priority Agent, on behalf of itself and the other Second Priority Secured Parties hereby agrees that Second Priority Security Documents shall be in substantially the same form as the First Priority Security Documents (other than with respect to the priority of the respective Liens on the Collateral, the control of Collateral that is perfected by control (to the extent that such control cannot be granted to the Second Priority Agent after using commercially reasonably efforts) and the delivery of possessory Collateral), and (ii) the parties hereto agree to cooperate in good faith in order to determine, upon any reasonable request by the First Priority Agent or the Second Priority Agent, the specific assets included in the First Priority Collateral and

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the Second Priority Collateral, the steps taken to perfect the First Priority Liens and the Second Priority Liens thereon and the identity of the respective parties obligated under the First Priority Debt Documents and the Second Priority Debt Documents in respect of the First Priority Claims and the Second Priority Claims, respectively.

ARTICLE III

ENFORCEMENT OF RIGHTS; MATTERS RELATING TO COLLATERAL

Section 3.1    Exercise of Rights and Remedies; Option to Purchase.

(a)    The First Priority Agent and the other First Priority Secured Parties shall, at all times prior to the Discharge of First Priority Claims (whether or not any Insolvency or Liquidation Proceeding or Liquidation Sale has been commenced), have the exclusive right to enforce rights and exercise remedies (including any right of setoff) with respect to the First Priority Collateral (including making determinations regarding the release, Disposition or restrictions with respect to the First Priority Collateral), or to commence or seek to commence any action or proceeding with respect to such rights or remedies (including commencing or seeking to commence any foreclosure action or proceeding or commencing or seeking to commence any Insolvency or Liquidation Proceeding or Liquidation Sale), in each case, without any consultation with or the consent of the Second Priority Agent or any other Second Priority Secured Party; provided that, notwithstanding the foregoing, (i) in any Insolvency or Liquidation Proceeding, the Second Priority Secured Parties may file a proof of claim or statement of interest with respect to the Second Priority Claims; (ii) any Second Priority Secured Party may take any action to preserve or protect (but not enforce) the validity and enforceability of the Second Priority Liens, provided that no such action is (A) adverse to the First Priority Liens or the rights of the First Priority Agent or any other First Priority Secured Party to exercise remedies in respect thereof or (B) inconsistent with the terms of this Agreement; (iii) the Second Priority Secured Parties may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Priority Secured Parties, including any claims secured by the First Priority Collateral or otherwise make any agreements or file any motions pertaining to the Second Priority Claims, in each case, to the extent not inconsistent with the terms of this Agreement; (iv) the Second Priority Secured Parties may exercise rights and remedies as unsecured creditors, as provided in Section 3.3; (v) subject to Section 7.6, the Second Priority Secured Parties may vote on any plan of reorganization in any Insolvency or Liquidation Proceeding; (vi) the Second Priority Agent may enforce any Second Priority Security Document the enforcement of which local counsel recommends or local applicable law requires before enforcement of the First Priority Security Document in the same jurisdiction to maintain or recognize the Lien priorities set forth in this Agreement; and (vii) subject to Section 3.2, the Second Priority Agent and the other Second Priority Secured Parties may enforce any of their rights and exercise any of their remedies with respect to the First Priority Collateral after the termination of the Standstill Period (the actions described in this proviso being referred to herein as the “Second Priority Permitted Actions”). Except for the Second Priority Permitted Actions, unless and until the Discharge of First Priority Claims has occurred, the sole right of the Second Priority Agent and the other Second Priority Secured Parties with respect to the First Priority Collateral shall be the right to receive the proceeds of the First Priority Collateral, if any, remaining after the Discharge of First Priority Claims has occurred and in accordance with the Second Priority Debt Documents and applicable law.

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(b)    In exercising rights and remedies with respect to the First Priority Collateral, the First Priority Agent and the other First Priority Secured Parties may enforce the provisions of the First Priority Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under applicable law.

(c)    The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Security Document or any other Second Priority Debt Document (other than, in each case, this Agreement) shall be deemed to restrict in any way the rights and remedies of the First Priority Agent or the other First Priority Secured Parties with respect to the First Priority Collateral as set forth in this Agreement and the other First Priority Debt Documents.

(d)    Each of the First Priority Agent and the Second Priority Agent agrees to provide at least ten (10) Business Days’ prior written notice to the other of its intention to foreclose upon or Dispose of any Collateral.

Section 3.2    No Interference. The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, agrees that, whether or not any Insolvency or Liquidation Proceeding or Liquidation Sale has been commenced, the Second Priority Secured Parties:

(a)    except for Second Priority Permitted Actions, will not, so long as the Discharge of First Priority Claims has not occurred, (A) enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff) with respect to any First Priority Collateral (including the enforcement of any right under any account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement to which the Second Priority Agent or any other Second Priority Secured Party is a party) or (B) commence or join with any Person (other than the First Priority Agent with the consent of the First Priority Agent) in commencing, or petition for or vote in favor of any resolution for, any action or proceeding with respect to such rights or remedies (including any foreclosure action); provided, however, that the Second Priority Agent may enforce or exercise any or all such rights and remedies, or commence, join with any Person in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, after a period of 180 days has elapsed (which period shall be tolled during any period in which the First Priority Agent shall not be entitled to enforce or exercise any rights or remedies with respect to any First Priority Collateral as a result of (x) any injunction issued by a court of competent jurisdiction or (y) the automatic stay or any other stay in any Insolvency or Liquidation Proceeding) since the date on which the Second Priority Agent has delivered to the First Priority Agent written notice of the acceleration of the Indebtedness then outstanding under the Second Priority Debt Agreement (the “Standstill Period”); provided further, however, that (1) notwithstanding the expiration of the Standstill Period or anything herein to the contrary, in no event shall the Second Priority Agent or any other Second Priority Secured Party enforce or exercise any rights or remedies with respect to any First Priority Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the First Priority Agent or any other First Priority Secured Party

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shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to any material portion of the First Priority Collateral or any such action or proceeding (prompt written notice thereof to be given to the Second Priority Agent by the First Priority Agent) and (2) after the expiration of the Standstill Period, so long as neither the First Priority Agent nor any of the First Priority Secured Parties have commenced any action to enforce their Lien on any material portion of the First Priority Collateral, in the event that and for so long as the Second Priority Secured Parties (or the Second Priority Agent on their behalf) have commenced any actions to enforce their Liens with respect to any material portion of the First Priority Collateral to the extent permitted hereunder (prompt written notice thereof to be given to the First Priority Agent by the Second Priority Agent) and are diligently pursuing such actions, neither the First Priority Secured Parties nor the First Priority Agent shall take any action of a similar nature with respect to such First Priority Collateral; provided that all other provisions of this Agreement (including the turnover provisions of Article IV) are complied with;

(b)    will not contest, protest or object to any foreclosure action or proceeding brought by the First Priority Agent or any other First Priority Secured Party, or any other enforcement or exercise by any First Priority Secured Party of any rights or remedies relating to the Collateral under the First Priority Debt Documents or an Insolvency or Liquidation Proceeding or in connection with a Liquidation Sale or otherwise, so long as Second Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.1;

(c)    will not object to the forbearance by the First Priority Agent or any other First Priority Secured Party from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to the Collateral;

(d)    will not take, or cause to be taken any action that would, or could reasonably be expected to, restrain, hinder, limit, delay or otherwise interfere with, in any manner and whether by judicial proceedings or otherwise, any exercise of remedies under the First Priority Debt Documents, including any Disposition of any Collateral, whether by foreclosure or otherwise;

(e)    will not object to the manner in which the First Priority Agent or any other First Priority Secured Party may seek to enforce or collect the First Priority Claims or the First Priority Liens, regardless of whether any action or failure to act by or on behalf of the First Priority Agent or any other First Priority Secured Party is, or could be, adverse to the interests of the Second Priority Secured Parties, and will not assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law;

(f)    will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any First Priority Claim or any First Priority Security Document, including this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement;

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(g)    will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Lien securing the Second Priority Claims pari passu with, or to give such Second Priority Secured Party any preference or priority relative to, any First Priority Claim with respect to the Collateral or any part thereof;

(h)    will not challenge or question in any proceeding the validity or enforceability of any First Priority Claim or First Priority Debt Document, or the validity, attachment, perfection or priority of any First Priority Lien, or the validity or enforceability of the priorities, rights or duties established by the provisions of this Agreement;

(i)    will have no right to (A) direct the First Priority Agent or any other First Priority Secured Party to exercise any right, remedy or power with respect to any Collateral except with respect to First Priority Collateral that is in the possession or under the control of the First Priority Agent or other First Priority Secured Party in connection with any permitted enforcement or exercise of rights or remedies by the Second Priority Agent or any other Second Priority Secured Party against the First Priority Collateral after the end of the Standstill Period (including any tolling thereof) or (B) consent to the exercise by the First Priority Agent or any other First Priority Secured Party of any right, remedy or power with respect to any First Priority Collateral; and

(j)    will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the First Priority Agent or any other First Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and neither the First Priority Agent nor any other First Priority Secured Party shall be liable for, any action taken or omitted to be taken by the First Priority Agent or other First Priority Secured Party with respect to any Collateral in a manner consistent with this Agreement.

Section 3.3    Rights as Unsecured Creditors. The Second Priority Agent and the other Second Priority Secured Parties may, in accordance with the terms of the Second Priority Debt Documents and applicable law, enforce rights and exercise remedies against any Grantor as unsecured creditors; provided that (i) no such action is otherwise inconsistent with the terms of this Agreement, including Section 3.2 hereof or (ii) the Second Priority Agent and any other Second Priority Secured Parties would not otherwise be restricted or prohibited from taking such action in their respective capacities as Second Priority Secured Parties under this Agreement. Without limiting the generality of the foregoing sentence, the Second Priority Secured Parties shall be entitled to prosecute litigation against any Grantor or any other Person liable in respect of the Second Priority Claims, notwithstanding whether any Standstill Period is then in effect, but shall be prohibited from taking any action to enforce any judgment against the First Priority Collateral until the lapse of any applicable Standstill Period (including any tolling thereof). Nothing in this Agreement shall prohibit the receipt by the Second Priority Agent or any other Second Priority Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Priority Debt Documents so long as such receipt is not the direct or indirect result of the enforcement or exercise by the Second Priority Agent or any other Second Priority Secured Party of rights or remedies in contravention of this Agreement (including any right of setoff) against Collateral or enforcement in contravention of this Agreement of any Second Priority Lien against Collateral (including any judgment lien resulting from the exercise of remedies available to an unsecured creditor; it being understood and agreed that any such judgment lien shall be subject to the terms of this Agreement).

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Section 3.4    [Reserved].

Section 3.5    Insurance and Condemnation Awards. So long as the Discharge of First Priority Claims has not occurred, the First Priority Agent and the other First Priority Secured Parties shall have the exclusive right, subject to the rights of the Grantors under the First Priority Debt Documents, to settle and adjust claims in respect of Collateral under policies of insurance covering Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Collateral. All proceeds of any such policy and any such award, or any payments with respect to a deed in lieu of condemnation, shall (a) first, prior to the Discharge of First Priority Claims and subject to the rights of the Grantors under the First Priority Debt Documents, be paid to the First Priority Agent for the benefit of First Priority Secured Parties pursuant to the terms of the First Priority Debt Documents, (b) second, after the Discharge of First Priority Claims and subject to the rights of the Grantors under the Second Priority Debt Documents, be paid to the Second Priority Agent for the benefit of the Second Priority Secured Parties for application pursuant to the terms of the Second Priority Debt Documents, and (c) third, be paid to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Priority Claims has occurred, if the Second Priority Agent or any other Second Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment, it shall transfer and pay over such proceeds to the First Priority Agent in accordance with Section 4.2.

Section 3.6    Notification of Release of Collateral. Each of the First Priority Agent and the Second Priority Agent shall use commercially reasonable efforts to give the other prompt written notice of the Disposition or Release by it of the Lien on any Collateral. Such notice shall describe in reasonable detail the subject Collateral, the parties involved in such Disposition or Release, the place, time manner and method thereof, and the consideration, if any, received therefor; provided, however, that the failure to give any such notice shall not in and of itself in any way impair the effectiveness of any such Disposition or Release.

ARTICLE IV

PAYMENTS

Section 4.1    Application of Proceeds. (a) Any First Priority Collateral or proceeds thereof received by any Secured Party in connection with any Disposition of, or collection on, such Collateral upon the enforcement or exercise of any right or remedy (including any right of setoff or the release of liens in respect of any Disposition of First Priority Collateral) will be applied as follows:

first, to the payment of costs and expenses of the First Priority Agent, Second Priority Agent, and other Secured Parties in connection with such enforcement or exercise to the extent such enforcement or exercise is not prohibited under this Agreement, second, after all such costs and expenses have been paid in full in cash, to the payment in full in cash of and other provision (including cash collateralization) for the First Priority Claims in accordance with the First Priority Debt Documents and the definition of Discharge of First Priority Obligations; and

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third, after all such costs and expenses and First Priority Claims have been paid in full in cash and the Discharge of First Priority Claims has occurred, to the Second Priority Agent for distribution in accordance with the Second Priority Debt Documents.

(b)    Any Second Priority Collateral that is not First Priority Collateral or proceeds thereof received by any Secured Party in connection with any Disposition of, or collection on, such Collateral upon the enforcement or exercise of any right or remedy (including any right of setoff or the release of liens in respect of any Disposition of First Priority Collateral) will be applied as set forth in the Second Priority Debt Documents.

Section 4.2    Payment Over. So long as the Discharge of First Priority Claims has not occurred, any First Priority Collateral or any proceeds thereof (and any assets or proceeds subject to Liens referred to in Section 2.3(b)) received by the Second Priority Agent or any other Second Priority Secured Party, including in connection with any Disposition of, or collection on, such Collateral upon the enforcement or the exercise of any right or remedy (including any right of setoff) with respect to the First Priority Collateral, or in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation) with respect to the First Priority Collateral, shall be segregated and held in trust and forthwith transferred or paid over to the First Priority Agent for the benefit of the First Priority Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Priority Claims occurs, the Second Priority Agent, for itself and on behalf of each other Second Priority Secured Party, hereby appoints the First Priority Agent, and any officer or agent of the First Priority Agent, with full power of substitution, the attorney-in-fact of each Second Priority Secured Party for the purpose of carrying out the provisions of this Section 4.2 and taking any action and executing any instrument that the First Priority Agent may deem necessary or advisable to accomplish the purposes of this Section 4.2, which appointment is irrevocable and coupled with an interest.

Section 4.3    Certain Agreements with Respect to Unenforceable Liens. Notwithstanding anything to the contrary contained herein, if in any Insolvency or Liquidation Proceeding a determination is made that any Lien encumbering any First Priority Collateral is not enforceable for any reason, then the Second Priority Agent for itself and on behalf of each other Second Priority Secured Party agrees that, any distribution or recovery they may receive with respect to, or allocable to, the value of the assets constituting First Priority Collateral subject to an enforceable Lien in favor of the Second Priority Secured Parties or any proceeds thereof shall (for so long as the Discharge of First Priority Claims has not occurred) be segregated and held in trust and forthwith paid over to the First Priority Agent for the benefit of the First Priority Secured Parties in the same form as received but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Priority Claims occurs, the Second Priority Agent, for itself and on behalf of each other Second Priority Secured Party, hereby appoints the First Priority Agent, and any officer or agent of the First Priority Agent, with full power of substitution, the attorney-in-fact of each Second Priority Secured Party for the limited purpose of carrying out the provisions of this Section 4.2 and taking any action and executing any instrument that the First Priority Agent may deem necessary or advisable to accomplish the purposes of this Section 4.2, which appointment is irrevocable and coupled with an interest.

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Section 4.4    Sub-Agent. So long as the Discharge of the First Priority Claims and the Discharge of the Second Priority Claims have not occurred, (a) the Second Priority Agent hereby appoints the First Priority Agent to be its sub-agent for, and the First Priority Agent shall act as sub-agent for the Second Priority Agent under any Security Documents naming the First Priority Agent as sub-agent for the Second Priority Agent to hold a Second Priority Lien on any Collateral in which this Agreement or any applicable law prevents the grant or perfection of such Second Priority Lien to the Second Priority Agent and (b) the First Priority Agent hereby appoints the Second Priority Agent to be its sub-agent, and the Second Priority Agent shall act as sub-agent for the First Priority Agent for the First Priority Agent, for any enforcement of a Second Priority Security Document for which local counsel recommends or local applicable law requires before enforcement of the First Priority Security Documents in the same jurisdiction to maintain or recognize the Lien priorities set forth in this Agreement. Without limiting the foregoing, the First Priority Agent shall have no obligation or responsibility to ensure that any Collateral subject to the Second Priority Lien is genuine or owned by any of the Grantors. The First Priority Agent acting pursuant to this Section 4.4 shall not, by reason of this Agreement, any other Security Document or any other document, have a fiduciary relationship in respect of the Second Priority Agent or any other Second Priority Secured Party.

ARTICLE V

BAILMENT FOR PERFECTION OF CERTAIN SECURITY INTERESTS

(a)    The parties agree that if the First Priority Agent shall at any time hold a First Priority Lien on any Collateral that can be perfected or the priority of which can be enhanced by the possession or control of such Collateral or of any account in which such Collateral is held (such Collateral being referred to herein as the “Pledged or Controlled Collateral”) or if under applicable local law with respect to Collateral as to which perfection is governed by the laws of a jurisdiction outside the United States the concept of first and second liens or junior and senior liens is not recognized (“Single Lien Foreign Collateral”), and

(i)    if any such Pledged or Controlled Collateral is in fact in the possession or under the control of the First Priority Agent, or of agents or bailees of the First Priority Agent, the First Priority Agent shall, solely for the purpose of perfecting the Second Priority Liens granted under the Second Priority Debt Documents and subject to the terms and conditions of this Article V, also (w) hold and/or maintain control of such Pledged or Controlled Collateral and Single Lien Foreign Collateral as gratuitous bailee for and representative (as defined in Section 1-201(35) of the Uniform Commercial Code as in effect in the State of New York) of the Second Priority Agent, (x) with respect to any securities accounts included in the Collateral, have “control” (within the meaning of Section 8-106(d)(3) of the UCC) of such securities accounts on behalf of the Second Priority Agent,(y) with respect to any deposit accounts included in the Collateral, act as agent for the Second Priority Agent and (z) with respect to Single Lien Foreign Collateral, act as agent for the Second Priority Agent or Second Priority Secured Parties (as the circumstances may require to maximize the benefit of the Lien on the Collateral for the benefit of the Second Priority Secured Parties without detriment to the interests of the First Priority Secured Parties); and

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(ii)    if any such Pledged or Controlled Collateral is in the possession or under the control of the Second Priority Agent, or of agents or bailees of the Second Priority Agent, the Second Priority Agent shall, solely for the purpose of perfecting the First Priority Liens granted under the First Priority Debt Documents and subject to the terms and conditions of this Article V, also (x) hold and/or maintain control of such Pledged or Controlled Collateral as gratuitous bailee for and representative (as defined in Section 1-201(35) of the Uniform Commercial Code as in effect in the State of New York) of the First Priority Agent, (y) with respect to any securities accounts included in the Collateral, have “control” (within the meaning of Section 8-106(d)(3) of the UCC) of such securities accounts on behalf of the First Priority Agent and (z) with respect to any deposit accounts included in the Collateral, act as agent for the First Priority Agent.

(b)    So long as the Discharge of First Priority Claims has not occurred, the First Priority Agent shall be entitled to deal with the Pledged or Controlled Collateral and Single Lien Foreign Collateral in accordance with the terms of this Agreement and the other First Priority Debt Documents as if the Second Priority Liens did not exist. The obligations and responsibilities of the First Priority Agent to the Second Priority Agent and the other Second Priority Secured Parties under this Article V shall be limited solely to holding or controlling the Pledged or Controlled Collateral as gratuitous bailee and representative (as defined in Section 1-201(35) of the Uniform Commercial Code as in effect in the State of New York) and non-judiciary agent in accordance with this Article V. Without limiting the foregoing, the First Priority Agent shall have no obligation or responsibility to ensure that any Pledged or Controlled Collateral and Single Lien Foreign Collateral is genuine or owned by any of the Grantors. The First Priority Agent acting pursuant to this Article V shall not, by reason of this Agreement, any other Security Document or any other document, have a fiduciary relationship in respect of any other First Priority Secured Party, the Second Priority Agent or any other Second Priority Secured Party.

(c)    Upon the Discharge of First Priority Claims, the First Priority Agent shall, to the extent it is legally able to do so, transfer the possession and control of the Pledged or Controlled Collateral and Single Lien Foreign Collateral, together with any necessary endorsements but without recourse or warranty, to the Second Priority Agent, so as to allow such Person to obtain possession and control of such Pledged or Controlled Collateral or a perfect Lien on the Single Lien Foreign Collateral. In connection with any transfer under the immediately preceding sentence, the First Priority Agent agrees, at the expense of the Grantors, to take all actions in its power as shall be reasonably requested by the Second Priority Agent to permit the Second Priority Agent to obtain, for the benefit of the Second Priority Secured Parties, a first priority security interest in the Pledged or Controlled Collateral.

(d)    Following the Discharge of First Priority Obligations the Second Priority Agent shall be entitled to deal with the Pledged or Controlled Collateral and Single Lien Foreign Collateral in accordance with the terms of this Agreement and the other Second Priority Debt Documents as if the First Priority Claims did not exist. The obligations and responsibilities of the Second Priority Agent to the First Priority Agent and the other First Priority Secured Parties under this Article V shall be limited solely to holding or controlling the Pledged or Controlled Collateral and Single Lien Foreign Collateral as bailee in accordance with this Section 5.01. Without limiting the foregoing, the Second Priority Agent shall have no obligation or responsibility to ensure that

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any Pledged or Controlled Collateral or Single Lien Foreign Collateral is genuine or owned by any of the Grantors. The Second Priority Agent acting pursuant to this Article V shall not, by reason of this Agreement, any other Security Document or any other document, have a fiduciary relationship in respect of any other Second Priority Secured Party, the First Priority Agent or any other First Priority Secured Party.

(e)    Any documents that would otherwise be required to be delivered by a Grantor under a Second Priority Security Document to the Second Priority Agent to perfect or assist in the enforcement of any Lien created under such Second Priority Security Document shall be deemed delivered to the Second Priority Agent on evidence provided to the Second Priority Agent that such Grantor has delivered the relevant documentation to the First Priority Agent in accordance with the First Priority Security Documents.

(f)    The Second Priority Agent and the First Priority Agent agree that any notices of assignment or charge issued pursuant to any Debt Document should be such that the notice of assignment or charge issued pursuant to the First Priority Security Document will prevail until the occurrence of the Discharge of First Priority Claims.

(g)    To the extent required under a First Priority Security Document as to which Collateral thereunder may have been delivered to the Second Priority Agent under a Second Priority Security Document (a “Relevant Second Priority Security Document”), the Grantors party to any Relevant Second Priority Security Document hereby instruct the Second Priority Agent, and the Second Priority Agent hereby agrees, to deliver to the First Priority Security Agent all share certificates and stock transfer forms or other physical Collateral delivered to the Second Priority Agent pursuant to that Relevant Second Priority Security Documents.

(h)    Prior to the Discharge of First Priority Claims, notwithstanding any provision of any Second Priority Security Documents, the Grantors party to any Second Priority Security Documents shall not be required to deliver:

(i)    any notice of assignment or charge of any relevant security in the form prescribed under that Second Priority Security Documents and shall instead deliver any such notice in a form with such amendments as approved by the First Priority Agent and the Second Priority Agent, each acting reasonably, as are necessary to reflect the provisions of this Agreement and

(ii)    to the Second Priority Agent any share certificate, stock transfer form, document of title or other document required to be delivered to the First Priority Agent pursuant to any First Priority Security Documents.

(i)    In the case of any conflict or inconsistency between the instructions of the Second Priority Agent and the First Priority Agent in respect of the First Priority Security Documents and the Second Priority Security Documents, the instructions of the First Priority Agent shall prevail.

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ARTICLE VI

INSOLVENCY OR LIQUIDATION PROCEEDINGS

Section 6.1    Finance and Sale Matters. (a) Until the Discharge of First Priority Claims has occurred, the Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, agrees that, in the event of any Insolvency or Liquidation Proceeding, the Second Priority Secured Parties:

(i)    will not oppose or object (nor will they join with or support any other Person in opposing or objecting) to the use of any Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, unless the First Priority Secured Parties, or a representative authorized by the First Priority Secured Parties including the First Priority Agent, shall oppose or object to such use of cash collateral;

(ii)    with respect to any post-petition financing, whether provided by the First Priority Secured Parties or any other Person, under Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (a “DIP Financing”), on any basis including without limitation to the extent that such DIP Financing “rolls-up” or otherwise includes or refinances any prepetition First Priority Claims, or to the Liens securing any DIP Financing (“DIP Financing Liens”), (A) will not oppose or object (nor will they join with or support any other Person in opposing or objecting) unless the First Priority Secured Parties, or a representative authorized by the First Priority Secured Parties including the First Priority Agent, shall then oppose or object to such DIP Financing or such DIP Financing Liens, and, to the extent that such DIP Financing Liens are senior to, or rank pari passu with, the First Priority Liens, the Second Priority Agent will, for itself and on behalf of the other Second Priority Secured Parties, subordinate the Second Priority Liens to each of the First Priority Liens and DIP Financing Liens on the terms of this Agreement, (B) will oppose and object to, at the instruction of the First Priority Secured Parties or a representative authorized by the First Priority Secured Parties, any DIP Financing that does not Refinance and “roll-up” to a priming, senior secured, superpriority administrative expense claim status the First Priority Obligations, and (C) will not propose any DIP Financing without the consent of the First Priority Parties;

(iii)    except to the extent permitted by paragraph (b) of this Section 6.1, in connection with the use of cash collateral as described in clause (i) above or any DIP Financing as described in clause (ii) above, will not request (nor will they join with or support any other Person in requesting) adequate protection with respect to any Collateral or any other relief in connection with such use of cash collateral, DIP Financing or DIP Financing Liens;

(iv)    will not oppose or object (nor will they join with or support any other Person in opposing or objecting) to any Disposition of any Collateral free and clear of the Second Priority Liens or other claims under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, if the First

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Priority Secured Parties, or a representative authorized by the First Priority Secured Parties, shall consent to, or not oppose or object to, such Disposition free and clear of First Priority Liens, so long as the proceeds are applied in accordance with this Agreement; and

(v)    will not (i) oppose or object (nor will they join with or support any other Person in opposing or objecting) to the determination of the extent of any Liens held by any First Priority Secured Party or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code, (ii) oppose or object (nor will they join with or support any other Person in opposing or objecting) to or contest the payment to the First Priority Secured Party of interest, fees or expenses under Section 506(b) of the Bankruptcy Code or (iii) assert or enforce (nor will they join with or support any other Person in asserting or enforcing) any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the First Priority Liens for costs or expenses of preserving or disposing of any Collateral.

(b)    The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, agrees that no Second Priority Secured Party shall contest, or support any other Person in contesting, (i) any request by the First Priority Agent or any other First Priority Secured Party for adequate protection in respect of any First Priority Claims or (ii) any objection, based on a claim of a lack of adequate protection with respect of any First Priority Claims, by the First Priority Agent or any other First Priority Secured Party to any motion, relief, action or proceeding. Notwithstanding the immediately preceding sentence, if, in connection with any DIP Financing or use of cash collateral, (A) any First Priority Secured Party seeks or requests adequate protection in the form of a Lien on additional collateral, the Second Priority Agent may, for itself and on behalf of the other Second Priority Secured Parties, seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the First Priority Liens and DIP Financing Liens on the same basis as the other Second Priority Liens are subordinated to the First Priority Liens under this Agreement and no First Priority Secured Party may object to any such request or (B) any Second Priority Secured Party is granted adequate protection in the form of a Lien on additional collateral, the First Priority Agent shall, for itself and on behalf of the other First Priority Secured Parties, be granted adequate protection in the form of a Lien on such additional collateral that is senior to such Second Priority Lien as security for the First Priority Claims.

(c)    The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, waives any claim that may be had against the First Priority Agent or any other First Priority Secured Party arising out of any DIP Financing Liens (granted in a manner that is not inconsistent with this Agreement) under Section 364 of the Bankruptcy Code.

(d)    Notwithstanding anything to the contrary contained in any Debt Document, if in any Insolvency or Liquidation Proceeding a determination is made that any Lien encumbering any Collateral is not enforceable for any reason, then the Second Priority Agent for itself and on behalf of each other Second Priority Secured Party, agrees that, any distribution or recovery they may receive with respect to, or allocable to, the value of the assets constituting Collateral subject to an enforceable Lien in favor of the Second Priority Secured Parties or any proceeds thereof shall

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(for so long as the Discharge of First Priority Claims has not occurred) be segregated and held in trust and forthwith paid over to the First Priority Agent for the benefit of the First Priority Secured Parties in the same form as received but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Priority Claims occurs, the Second Priority Agent, for itself and on behalf of each other Second Priority Secured Party, hereby appoints the First Priority Agent, and any officer or agent of the First Priority Agent, with full power of substitution, the attorney-in-fact of each Second Priority Secured Party for the limited purpose of carrying out the provisions of this clause (d) and taking any action and executing any instrument that the First Priority Agent may deem necessary or advisable to accomplish the purposes of this clause (d), which appointment is irrevocable and coupled with an interest.

(e)    Notwithstanding anything to the contrary contained in any First Priority Debt Document or any Second Priority Debt Document, until the Discharge of the First Priority Claims has occurred, (i) if any of the Grantors seeks any DIP Financing, the First Priority Agent, for itself and on behalf the other First Priority Secured Parties, and the Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, shall collectively use reasonable best efforts to require such Grantors to borrow pursuant to a DIP Financing that “rolls-up” or otherwise includes or refinances the outstanding First Priority Claims and (ii) the First Priority Agent, for itself and on behalf of the other First Priority Secured Parties, agrees not to support or propose a DIP Financing (A) with a “roll-up” that does not “roll up” the First Priority Claims or (B) that seeks to “prime” any First Priority Creditor’s rights to Collateral in a manner different than any other First Priority Creditor’s rights to the Collateral.

Section 6.2    Relief from the Automatic Stay. Until the Discharge of First Priority Claims has occurred, without the prior written consent of the First Priority Secured Parties, or a representative authorized by the First Priority Secured Parties including the First Priority Agent, no Second Priority Secured Party shall seek or request relief from or modification of the automatic stay in any Insolvency or Liquidation Proceeding in respect of any part of the Collateral, any proceeds thereof or any Second Priority Lien.

Section 6.3    Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of the First Priority Claims and the Second Priority Claims, then, to the extent the debt obligations distributed on account of the First Priority Claims and on account of the Second Priority Claims, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

Section 6.4    Post-Petition Interest. (a) The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, agrees that no Second Priority Secured Party shall oppose or seek to challenge any claim by the First Priority Agent or any other First Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Priority Claims consisting of post-petition interest, fees or expenses to the extent of the value of the First Priority Liens (it being understood and agreed that such value shall be determined without regard to the existence of the Second Priority Liens on the Collateral).

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(b)    The First Priority Agent, for itself and on behalf of the other First Priority Secured Parties, agrees that the Second Priority Agent or any other Second Priority Secured Party may make a claim for allowance in any Insolvency or Liquidation Proceeding of Second Priority Claims consisting of post-petition interest, fees or expenses to the extent of the value of the Second Priority Liens; provided, however, that if the First Priority Secured Parties shall have made any such claim, such claim (A) shall have also have been approved or (B) will be approved contemporaneous with the approval of any such claim by any Second Priority Secured Party.

Section 6.5    No Waivers of Rights of First Priority Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any First Priority Agent or any other First Priority Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Priority Secured Party.

Section 6.6    Certain Waivers by the Second Priority Secured Parties. The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, waives any claim any Second Priority Secured Party may have against any First Priority Secured Party arising out of (a) the election by any First Priority Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, or (b) any use of cash collateral or financing arrangement, or any grant of a security interest in the Collateral, in any Insolvency or Liquidation Proceeding.

Section 6.7    Certain Voting Matters. Each of the First Priority Agent, on behalf of the First Priority Secured Parties and the Second Priority Agent on behalf of the Second Priority Secured Parties, agrees that, without the prior written consent of the other, it will not seek to vote with the other as a single class in connection with any plan of reorganization in any Insolvency or Liquidation Proceeding. The Second Priority Agent, for itself and on behalf of each other Second Priority Secured Party, agrees that neither the Second Priority Agent nor any Second Priority Secured Party shall support or vote for any plan of reorganization or disclosure statement of any Company or any other Grantor unless (i) such plan is accepted by the class of First Priority Secured Parties in accordance with Section 1126(c) of the Bankruptcy Code or otherwise provides for the Discharge of First Priority Claims (including the payment of all post-petition interest, fees and expenses, whether or not allowed or available under the Bankruptcy Code) on the effective date of such plan of reorganization, or (ii) such plan provides on account of the First Priority Secured Parties for the retention by the First Priority Agent, for the benefit of the First Priority Secured Parties, of the Liens on the Collateral securing the First Priority Claims, and on all proceeds thereof, and such plan also provides that any Liens retained by, or granted to, the Second Priority Agent are only on property securing the Second Priority Claims and shall have the same relative priority with respect to the Collateral or other property, respectively, as provided in this Agreement with respect to the Collateral, and to the extent such plan provides for deferred cash payments, or for the distribution of any other property of any kind or nature, on account of the First Priority Claims or the Second Priority Claims, such plan provides that any such deferred cash payments or other distributions in respect of the Second Priority Claims shall be delivered to the First Priority Agent and distributed in accordance with the priorities provided in this Agreement. Except as provided in this Agreement, the Second Priority Secured Parties shall remain entitled to vote their Second Priority Claims in any such Insolvency or Liquidation Proceeding.

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Section 6.8    Involuntary Bankruptcy Filing. Without the consent of the First Priority Agent in its sole discretion, the Second Priority Representative, for itself and on behalf of each other Second Priority Secured Party, agrees it will not file an involuntary bankruptcy claim or seek the appointment of an examiner or a trustee for any Borrower or any other Grantor.

Section 6.9    Separate Grants of Security and Separate Classification; Effectiveness in Insolvency or Liquidation Proceedings.

(a)    Each Second Priority Representative and each Second Priority Agent, for itself and on behalf of each other Second Priority Creditors represented by it, and each First Lien Representative and each First Lien Collateral Agent, for itself and on behalf of each other First Lien Claimholder represented by it, acknowledges and agrees that:

(i)    the grants of Liens pursuant to the First Lien Collateral Documents and the Second Priority Security Documents constitute two separate and distinct grants of Liens; and

(ii)    because of, among other things, their differing rights in the Collateral, the Second Priority Claims are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Claimholders and the Second Priority Creditors in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Creditors), the First Lien Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest (including any additional interest payable pursuant to the First Lien Loan Documents, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Second Priority Creditors with respect to the Collateral, with each Second Priority Representative and each Second Priority Agent, for itself and on behalf of each other Second Priority Creditors represented by it, herby acknowledging and agreeing to turn over to the First Priority Agent, for itself and on behalf of each other First Lien Claimholder, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Creditors).

(b)    The Parties acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of an Insolvency or Liquidation Proceeding. All references in this Agreement to any Grantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in an Insolvency or Liquidation Proceeding.

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ARTICLE VII

OTHER AGREEMENTS

Section 7.1    Matters Relating to Debt Documents.

(a)    Each of the Parent, the Borrowers, the Guarantors, the First Priority Agent, and the Second Priority Agent agrees that the First Priority Debt Agreement and each First Priority Debt Document may be amended, restated, supplemented or otherwise modified (and consents to or waivers of noncompliance from the terms thereof may be granted) in accordance with their terms and the First Priority Claims may, subject to Section 7.2 below, be Refinanced, in each case, without the consent of any Second Priority Secured Party; provided however, that, without the prior written consent of the Second Priority Agent and the holders of a majority of Second Priority Claims (but for the avoidance of doubt no required consent of any other Second Priority Secured Parties), no First Priority Debt Document may be amended, restated, supplemented or otherwise modified, or entered into, or Refinanced, or the noncompliance from the terms thereof be consented to or waived, to the extent such amendment, restatement, supplement or modification, or the terms of such new First Priority Debt Document, or such Refinancing, or consent or waiver would contravene the provisions of this Agreement.

(b)    Each of the Parent, the Borrowers, the Guarantors, the First Priority Agent, and the Second Priority Agent agrees that the Second Priority Debt Agreement and each Second Priority Debt Document may be amended, restated, supplemented or otherwise modified (and consents to or waivers of noncompliance from the terms thereof may be granted) in accordance with their terms and the Second Priority Claims may be Refinanced, in each case, without the consent of any First Priority Secured Party; provided however, that, until the Discharge of First Priority Claims, (x) in each case with respect to a Refinancing, the holders of the Obligations resulting from any such Refinancing, or a duly authorized agent on their behalf, shall agree in writing to be bound by the terms of this Agreement and (y) without the prior written consent of the First Priority Agent and the holders of a majority of First Priority Claims (but for the avoidance of doubt no required consent of any other First Priority Secured Parties), no Second Priority Debt Document may be amended, restated, supplemented or otherwise modified, or entered into, or Refinanced, or the non-compliance from the terms thereof be consented to or waived, to the extent such amendment, restatement, supplement or modification, or the terms of such new Second Priority Debt Document, or such Refinancing, or consent or waiver would contravene the provisions of this Agreement.

Section 7.2    Effect of Refinancing of Indebtedness under First Priority Debt Documents. If, substantially contemporaneously with the Discharge of First Priority Claims, the Grantors Refinance Indebtedness outstanding under the First Priority Debt Documents and provided that (a) such Refinancing is permitted hereby and (b) the Parent gives to the Second Priority Agent written notice (the “Refinancing Notice”) electing the application of the provisions of this Section 7.2 to such Refinancing Indebtedness, then (i) such Discharge of First Priority Claims shall automatically be deemed not to have occurred for all purposes of this Agreement, (ii) such Refinancing Indebtedness and all other obligations under the documents evidencing such

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Indebtedness (the “New First Priority Claims”) shall automatically be treated as First Priority Claims for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, (iii) the Debt Agreement and the other documents evidencing such Refinancing Indebtedness (the “New First Priority Debt Documents”) shall automatically be treated as the First Priority Debt Agreement and the First Priority Debt Documents and, in the case of New First Priority Debt Documents that are security documents pursuant to which any Grantor has granted a Lien to secure any New First Priority Claim, as the First Priority Security Documents for all purposes of this Agreement, (iv) the collateral agent under the New First Priority Debt Documents (the “New First Priority Agent”) shall be deemed to be the First Priority Agent for all purposes of this Agreement and (v) the lenders under the New First Priority Debt Documents shall be deemed to be the First Priority Creditors for all purposes of this Agreement. Upon receipt of a Refinancing Notice, which notice shall include the identity of the New First Priority Agent, the Second Priority Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as any Borrower or the Parent or such New First Priority Agent may reasonably request in order to provide to the New First Priority Agent the rights and powers contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. Either any Borrower or the Parent shall cause the agreement, document or instrument pursuant to which the New First Priority Agent is appointed to provide that the New First Priority Agent agrees to be bound by the terms of this Agreement.

Section 7.3    No Waiver by First Priority Secured Parties. Other than with respect to the Second Priority Permitted Actions, nothing contained herein shall prohibit or in any way limit the First Priority Agent or any other First Priority Secured Party from opposing, challenging or objecting to, in any Insolvency or Liquidation Proceeding or otherwise, any action taken, or any claim made, by the Second Priority Agent or any other Second Priority Secured Party, including any request by the Second Priority Agent or any other Second Priority Secured Party for adequate protection or any exercise by the Second Priority Agent or any other Second Priority Secured Party of any of its rights and remedies under the Second Priority Debt Documents or otherwise.

Section 7.4    Reinstatement. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the First Priority Claims previously made shall be rescinded or otherwise required to be paid over to any Grantor or any Subsidiary for any reason whatsoever, then the First Priority Claims shall be reinstated to the extent of the amount so rescinded or paid and the Discharge of First Priority Claims is deemed not to have occurred for all purposes under this Agreement and, if theretofore terminated, this Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the First Priority Secured Parties and the Second Priority Secured Parties provided for herein. The Second Priority Agent, for itself and on behalf of each other Second Priority Secured Parties, agrees that if, at any time, it receives notice of any such rescission or payment, the Second Priority Agent or such other Second Priority Secured Party shall promptly pay over to the First Priority Agent any payment in respect of the Collateral or any Collateral received by it and then in its possession or under its control, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the Discharge of First Priority Claims.

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Section 7.5    Authorization of Collateral Agents. By accepting the benefits of this Agreement and the other First Priority Security Documents, each First Priority Secured Party hereby authorizes the First Priority Agent to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith. By accepting the benefits of this Agreement and the other Second Priority Security Documents, each Second Priority Secured Party hereby authorizes the Second Priority Agent to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith.

Section 7.6    Further Assurances. Each of the First Priority Agent, for itself and on behalf of the other First Priority Secured Parties, and the Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, and each Grantor party hereto, for itself and on behalf of its Subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the First Priority Agent or the Second Priority Agent may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES

Section 8.1    Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a)    Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder.

(b)    This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)    The execution, delivery and performance by such party of this Agreement (i) do not require any material consent or approval of, registration or filing with or any other action by any governmental authority (except as contemplated hereby) and (ii) will not violate any material provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such party or any material order of any governmental authority or any material provision of any indenture, agreement or other instrument applicable to or binding upon such party.

Section 8.2    Representations and Warranties of Each Collateral Agent. Each Collateral Agent represents and warrants to the other parties hereto that it has been authorized by the Secured Parties under and as defined in the First Priority Debt Agreement or the Second Priority Debt Agreement, as applicable, to enter into this Agreement. In accordance with the terms of the Second Priority Debt Agreement, the Required Parity Debtholders (as defined in the Second Priority Debt Agreement) have the right to direct the Second Priority Agent on behalf of the Second

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Priority Secured Parties in accordance with the terms hereof and of the Second Priority Debt Documents (i) with respect to the exercise of rights and remedies and (ii) to take other actions with respect to the Collateral, and the other Second Priority Secured Parties have no rights to take any action with respect to the Collateral under this Agreement (other than at the direction or with the consent of the Second Priority Agent).

ARTICLE IX

NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE

Section 9.1    No Reliance; Information. The First Priority Secured Parties and the Second Priority Secured Parties shall have no duty to disclose to any Second Priority Secured Party or to any First Priority Secured Party, respectively, any information relating to any Company or any of the Grantors, or any other circumstance bearing upon the risk of nonpayment of any of the First Priority Claims or the Second Priority Claims, as the case may be, that is known or becomes known to any of them or any of their Affiliates. In the event any First Priority Secured Party or any Second Priority Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to, respectively, any Second Priority Secured Party or any First Priority Secured Party, it shall be under no obligation (i) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.

Section 9.2    No Warranties or Liability. (a) The First Priority Agent, for itself and on behalf of the other First Priority Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the Second Priority Agent nor any other Second Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Priority Debt Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the First Priority Agent nor any other First Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Priority Debt Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(a)    The Second Priority Agent and the other Second Priority Secured Parties shall have no express or implied duty to the First Priority Agent or any other First Priority Secured Party, and the First Priority Agent and the other First Priority Secured Parties shall have no express or implied duty to the Second Priority Agent or any other Second Priority Secured Party, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any First Priority Debt Document and any Second Priority Debt Document (other than, in each case, this Agreement), regardless of any knowledge thereof which they may have or be charged with.

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(b)    The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, agrees no First Priority Secured Party shall have any liability to the Second Priority Agent or any other Second Priority Secured Party, and hereby waives any claim against any First Priority Secured Party, arising out of any and all actions which the First Priority Agent or the other First Priority Secured Parties may take or permit or omit to take with respect to (i) the First Priority Debt Documents (other than this Agreement), (ii) the collection of the First Priority Claims or (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Collateral.

(c)    The Second Priority Agent shall not at any time be deemed or imputed to have any knowledge of or receipt of any notices, information, correspondence or materials in the possession of or given to the First Priority Agent, in its capacity as First Priority Agent or as a lender under the First Priority Debt Agreement. First Priority Agent shall not at any time be deemed or imputed to have any knowledge of or receipt of any notices, information, correspondence or materials in the possession of or given to the Second Priority Agent, in its capacity as Second Priority Agent or as any other Second Priority Secured Party.

Section 9.3    Obligations Absolute. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the First Priority Agent and the other First Priority Secured Parties and the Second Priority Agent and the other Second Priority Secured Parties shall remain in full force and effect irrespective of:

(a)    any lack of validity or enforceability of any Debt Document;

(b)    any change in the time, place or manner of payment of, or in any other term of (including, subject to the limitations set forth in Section 7.2, the Refinancing of), all or any portion of the First Priority Claims, it being specifically acknowledged that a portion of the First Priority Claims consists or may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed;

(c)    any change in the time, place or manner of payment of, or, subject to the limitations set forth in Section 7.2, in any other term of, all or any portion of the First Priority Claims;

(d)    any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Debt Document;

(e)    the securing of any First Priority Claims or Second Priority Claims with any additional collateral or guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any guarantee securing any First Priority Claims or Second Priority Claims;

(f)    the commencement of any Insolvency or Liquidation Proceeding or Liquidation Sale in respect of any Company or any other Grantor; or

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(g)    any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Company or any other Grantor in respect of the First Priority Claims or this Agreement, or any of the Second Priority Secured Parties in respect of this Agreement.

Section 9.4    No Impairment of Security Interests. Each Company and each Grantor will not, and will not permit its Subsidiaries to, take any action, or knowingly omit to take any action, which action or omission would have the result of materially impairing the validity, perfection or priority of the security interest in the Collateral created by the First Priority Security Documents or the Second Priority Security Documents, except as permitted by the Debt Documents.

ARTICLE X

MISCELLANEOUS

Section 10.1    Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(a)    if to the Parent or any other Grantor, as set forth in the First Priority Debt Agreement and the Second Priority Credit Agreement;

(b)    if to the First Priority Agent, to Credit Agricole Corporate and Investment Bank, as First Priority Agent, 1301 Avenue of the Americas, New York, NY 10019, Attention: Agnes Castillo (Fax No. 917-849-5463 or 917-849-5456); and

(c)    if to the Second Priority Agent, to Credit Agricole Corporate and Investment Bank, as First Priority Agent, 1301 Avenue of the Americas, New York, NY 10019, Attention: Agnes Castillo (Fax No. 917-849-5463 or 917-849-5456).

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 10.1 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 10.1. As agreed to between any Company and any Collateral Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.

The First Priority Agent and the Second Priority Agent agree to use diligent efforts to provide each other with copies of any notices of default or acceleration or similar notices which they give to any Company under the First Priority Debt Documents and Second Priority Debt Documents respectively; provided, however, that in the event that either of such parties fails to provide the other with such notice, such failure shall not affect their respective obligations hereunder or the effectiveness of any such notice.

Section 10.2    Conflicts. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS AGREEMENT AND THE PROVISIONS OF THE OTHER DEBT DOCUMENTS, THE PROVISIONS OF THIS AGREEMENT SHALL CONTROL.

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Section 10.3    Effectiveness; Survival; Termination. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. The Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, hereby waives any and all rights the Second Priority Secured Parties may now or hereafter have under applicable law to revoke this Agreement or any of the provisions of this Agreement. This Agreement shall terminate and be of no further force and effect, with respect to the Second Priority Agent, the Second Priority Secured Parties and the Second Priority Claims, upon earlier of (x) subject to Section 7.2, the date of Discharge of First Priority Claims, subject to the rights of the First Priority Secured Parties under Section 7.4 and (y) the later of (1) the date upon which the obligations under the Second Priority Debt Agreement terminate if there are no other Second Priority Claims outstanding on such date and (2) if there are other Second Priority Claims outstanding on such date, the date upon which such Second Priority Claims terminate.

Section 10.4    Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 10.5    Amendments; Waivers. (a) No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.5, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b)    Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the First Priority Agent and the Second Priority Agent; provided that no such agreement shall amend, modify or otherwise affect the rights or obligations of any Grantor without such Person’s prior written consent.

Section 10.6    Postponement of Subrogation. The Second Priority Agent, for itself and on behalf of each other Second Priority Secured Parties, agrees that no payment or distribution to

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any First Priority Secured Party pursuant to the provisions of this Agreement shall entitle any Second Priority Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of First Priority Claims shall have occurred. Following the Discharge of First Priority Claims, each First Priority Secured Party agrees to execute such documents, agreements, and instruments as any Second Priority Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the First Priority Claims resulting from payments or distributions to such First Priority Secured Party by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such First Priority Secured Party are paid by such Person upon request for payment thereof, but in all events subject to Sections 7.2 and 7.4.

Section 10.7    Applicable Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b)    Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Supreme Court for New York County, New York or in The United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined only in such New York court or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any right to any other jurisdiction to which it may be entitled on account of domicile, residence or otherwise and (ii) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York court or in any such Federal court. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 10.8    Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF

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LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.8.

Section 10.9    Parties in Interest. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Priority Secured Parties and Second Priority Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other Person shall have or be entitled to assert rights or benefits hereunder.

Section 10.10    Specific Performance. Each Collateral Agent may demand specific performance of this Agreement and, on behalf of itself and the respective other Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the respective Secured Parties.

Section 10.11    Headings. Article and Section headings used herein and the Table of Contents hereto are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 10.12    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10.3. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 10.13    Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Priority Secured Parties, on the one hand, and the Second Priority Secured Parties, on the other hand. None of any Company, any other Grantor, any Guarantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement, and none of any Company, any other Grantor or any Guarantor may rely on the terms hereof except as expressly provided in this Agreement. Nothing in this Agreement is intended to or shall impair the obligations of any Company or any other Grantor or any Guarantor, which are absolute and unconditional, to pay the First Priority Claims and the Second Priority Claims as and when the same shall become due and payable in accordance with their terms.

Section 10.14    Provisions Solely to Define Relative Rights. Each party to this Agreement agrees and acknowledges that the provision in each Second Priority Security Document governed by Dutch law and Curacao law regarding the application of any proceeds received or recovered by the Second Priority Agent pursuant to the enforcement of such documents, but only to the extent the enforcement concerns Collateral provided by such party, is amended and restated as follows as of the date of this Agreement:

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Any amount received or recovered by the Pledgee pursuant to the enforcement of the Right of Pledge shall be applied in accordance with the terms of the Senior Intercreditor Agreement (as defined in the Credit Agreement) and the Intercreditor Agreement).

(Signatures appear on following pages)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or other representatives as of the day and year first above written.

GRANTORS:

MCDERMOTT INTERNATIONAL, INC., a Panamanian corporation

By:

Name:
Title:

MCDERMOTT TECHNOLOGY (AMERICAS), INC.

By:

Name:
Title:

MCDERMOTT TECHNOLOGY (US), INC.

By:

Name:
Title:

MCDERMOTT TECHNOLOGY, B.V.

By:

Name:
Title:

GUARANTORS:

[ ]

By:

Name:
Title:

(Signatures continue on following pages)

(Signature Page to Intercreditor Agreement – McDermott International, Inc.)

FIRST PRIORITY AGENT:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as First Priority Agent

By:

Name:
Title:

By:

Name:
Title:

(Signatures continue on following pages)

(Signature Page to Intercreditor Agreement – McDermott International, Inc.)

SECOND PRIORITY AGENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Second Priority Agent

By:

Name:
Title:

By:

Name:
Title:

(Signature Page to Intercreditor Agreement – McDermott International, Inc.)